UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	March 31, 2008

Date of reporting period:	March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

March 31, 2008

Columbia Asset Allocation Fund II

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Fund Profile	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Managers' Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	16

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Board Consideration and Re-Approval of Investment Advisory Agreement	38

Summary of Management Fee Evaluation by Independent Fee Consultant	41

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund's investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers' Report. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Asset Allocation Fund II

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1%—its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large-cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.3

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%.

Past performance is no guarantee of future results.

1On April 30, 2008, the Fed lowered the federal funds rate to 2.00%.

2The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

3The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Summary

For the 12-month period that ended March 31, 2008

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets in developed countries outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

■  Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Fund Profile – Columbia Asset Allocation Fund II

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–4.78%

Class A shares (without sales charge)

–5.40%

Russell 1000 Index

+7.67%

Lehman Brothers U.S. Aggregate Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth.) All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■  For the 12-month period ended March 31, 2008, the fund's Class A shares returned negative 4.78% without sales charge.

■  The blended return of the fund's benchmarks, the Russell 1000 Index and Lehman Brothers U.S. Aggregate Bond Index, in a 65/35 mix was negative 0.83%.1 The average return of its peer group, the Lipper Mixed Asset Target Allocation Growth Classification, was negative 2.32%.2

■  Certain equity positions in health care, financials and energy detracted from performance relative to the equity benchmark. Because of an overweight in mortgage and asset-backed securities, the fixed income portion of the fund underperformed its benchmark

Portfolio Management

Vikram Kuriyan has co-managed the equity portion of the fund since February 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Leonard Aplet has co-managed the fixed-income and money market portions of the fund since February 2005 and has been with the advisor or its predecessors or affiliate organizations since 1987.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies based on market capitalization. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2

Performance Information – Columbia Asset Allocation Fund II

Growth of a $10,000 investment 04/01/98 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies based on market capitalization. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	14,183	13,367
Class B	13,175	13,175
Class C	13,172	13,172
Class Z	14,642	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	01/18/94		07/15/98		11/11/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	–4.78	–10.24	–5.54	–10.20	–5.54	–6.47	–4.55
5-year	8.18	6.91	7.36	7.06	7.37	7.37	8.43
10-year	3.56	2.94	2.80	2.80	2.79	2.79	3.89

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class B shares Rule 12b-1 fees had been reflected, total returns would have been lower.

Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. These Rule 12b-1 fees are not applicable to Class Z shares. The inception date for Class A shares is January 18, 1994.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.30
Class B	2.05
Class C	2.05
Class Z	1.05

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

3

Understanding Your Expenses – Columbia Asset Allocation Fund II

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	916.70	1,018.75	5.99	6.31	1.25
Class B	1,000.00	1,000.00	913.30	1,015.00	9.57	10.08	2.00
Class C	1,000.00	1,000.00	913.30	1,015.00	9.57	10.08	2.00
Class Z	1,000.00	1,000.00	918.10	1,020.00	4.80	5.05	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers' Report – Columbia Asset Allocation Fund II

For the 12-month period ended March 31, 2008, the fund's Class A shares returned negative 4.78% without sales charge. That was less than the negative 0.83% blended return (65/35) of the Russell 1000 Index and Lehman Brothers U.S. Aggregate Bond Index for the period.1 The Russell 1000 Index returned negative 5.40% and the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. The average return of the fund's peer group, the Lipper Mixed Asset Target Allocation Growth Classification, was negative 2.32%.2

The fund's emphasis on stocks versus bonds, which has aided performance over the long-term, resulted in negative results as stocks lost ground in nearly every sector of the market. Within the fund's fixed income portion, mortgage and asset-backed positions hampered performance. However, a positive fixed income return helped cushion the fund's overall performance.

In a challenging environment, investors shunned risk

As economic growth slowed and a crisis in the subprime mortgage market developed, investors sought out the least risky segments of the financial markets. In the equity markets, the positive performance generated by the consumer staples, industrials, materials, technology, utilities and energy sectors was not enough to offset the double-digit declines within the telecommunications services, health care, consumer discretionary and financials sectors.

Against this backdrop, the fund's positions in telecommunications services, health care, financials and energy were the strongest detractors from return. Sprint Nextel plunged as investors grew anxious over the impact of a slowing economy on its more economically-vulnerable customers. Within health care, a decision to own more of Forest Labs than the index turned out poorly as sales of a few flagship products slowed. Within financials, overweights in both Citigroup and Merrill Lynch detracted from performance as both stocks lost approximately 50% during the period in response to their subprime exposure. Even more problematic, the fund failed to participate fully in positive returns from energy producers because it had no exposure to Devon Energy and Apache, which soared 50% and 70%, respectively, as energy prices hit all time highs. In addition, the fund's investment in Frontier Oil, which was higher than its weight in the index, faltered as high costs strained profit margins of its refining operations.

Technology holdings aided the fund's equity returns

Within the information technology sector, a decision to overweight MEMC Electronic Materials and Microsoft aided performance as both stocks generated positive returns. MEMC advanced with solid growth prospects for its solar business while Microsoft held steady as exposure to international profits helped stabilize investor interest. The fund had less exposure than the index to Motorola (no longer held), which aided its relative return as weak earnings and a negative reception of recent merger announcements sent its share price down 47%.

1The Russell 1000 Index measures the performance of 1000 of the largest U.S. companies, based on market capitalization. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	22.39
Class B	22.20
Class C	22.18
Class Z	22.34

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.49
Class B	0.31
Class C	0.31
Class Z	0.55

5

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund II

Top 10 equity holdings

as of 03/31/08 (%)

Exxon Mobil	2.6
Microsoft	1.7
Procter & Gamble	1.2
Chevron	1.0
General Electric	1.0
Pfizer	0.9
JPMorgan Chase	0.9
AT&T	0.9
McDonald's	0.8
ConocoPhillips	0.8

Top 5 equity sectors

as of 03/31/08 (%)

Financials	10.4
Information Technology	10.0
Energy	8.0
Industrials	7.9
Health Care	7.4

Portfolio structure

as of 03/31/08 (%)

Common stocks	63.3
Mortgage-backed securities	12.6
Corporate fixed-income bonds & notes	7.7
Collateralized mortgage obligations	6.4
Government & agency obligations	4.7
Commercial mortgage-backed securities	3.9
Asset-backed securities	1.0
Short-term obligation	0.3
Other assets & liabilities	0.1

Holdings discussed in this report

as of 03/31/08 (%)

Sprint Nextel	0.3
Forest Laboratories	0.4
Citigroup	0.8
Merrill Lynch	0.4
Frontier Oil	0.4
MEMC Electronic Materials	0.5
Microsoft	1.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Commercial mortgage-backed and asset-backed securities disappointed

The fund generated a return of 4.76% from its fixed income investments, which helped offset the negative return from its equity holdings. However, its return was hampered by higher exposure than the index to the worst-performing segments of the fixed income market—commercial mortgage-backed securities and asset-backed securities. Within the corporate bond sector, an overweight in finance and wireless communications also hurt return as both sectors underperformed the rest of the corporate market. We reduced the fund's corporate bond exposure during the period. By contrast, the fund was overweight in energy and capital goods, both of which were strong performers and made a positive contribution to return. A decision to underweight the insurance sector turned out to be a good call. We also made some incremental changes to the fund's duration, which aided performance as interest rate volatility increased during the period. Duration is a measure of interest rate sensitivity, similar to maturity but more useful.

Looking ahead

The U.S. economy faces prospects of a recession as housing, high energy prices and tighter lending standards restrain economic growth. Consumer spending, which accounts for more than two-thirds of the U.S. economy, is expected to grow at a slower pace in 2008 as households feel the drag of high energy prices, a softer labor market and decreased home equity. Investment spending could slow as well, as residential construction remains weak and profit growth decelerates. However, if exports and government spending hold up, a recession might be avoided. Exports are expected to continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world.

Against this backdrop, we believe that it's important for shareholders to keep a long-term focus on their goals. Although the crises in the mortgage and credit markets that have plagued the U.S. financial markets over the past year are unsettling, stocks have weathered many such storms in the past. Columbia Asset Allocation Fund II provides broadly diversified exposure to the U.S. stock and bond market. Diversification, coupled with short-term reserves, may help shield a portfolio from the market's occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. However, diversification does not ensure a profit or guarantee against a loss.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

6

Investment Portfolio – Columbia Asset Allocation Fund II

March 31, 2008

Common Stocks – 63.3%
	Shares	Value ($)
Consumer Discretionary – 6.0%
Automobiles – 0.1%
Harley-Davidson, Inc.	1,800	67,500
Automobiles Total		67,500
Diversified Consumer Services – 0.3%
Apollo Group, Inc., Class A (a)	3,500	151,200
ITT Educational Services, Inc. (a)	200	9,186
Weight Watchers International, Inc.	6,500	301,145
Diversified Consumer Services Total		461,531
Hotels, Restaurants & Leisure – 1.6%
Brinker International, Inc.	14,900	276,395
Burger King Holdings, Inc.	6,400	177,024
Choice Hotels International, Inc.	800	27,288
Darden Restaurants, Inc.	1,700	55,335
McDonald's Corp.	19,300	1,076,361
Wyndham Worldwide Corp.	3,400	70,312
Yum! Brands, Inc.	9,100	338,611
Hotels, Restaurants & Leisure Total		2,021,326
Household Durables – 0.7%
Garmin Ltd.	2,900	156,629
NVR, Inc. (a)	1,300	776,750
Household Durables Total		933,379
Internet & Catalog Retail – 0.0%
NutriSystem, Inc. (a)	600	9,042
Internet & Catalog Retail Total		9,042
Media – 2.3%
CBS Corp., Class B	10,700	236,256
DIRECTV Group, Inc. (a)	21,800	540,422
Dreamworks Animation SKG, Inc., Class A (a)	4,300	110,854
Idearc, Inc.	4,800	17,472
McGraw-Hill Companies, Inc.	4,400	162,580
New York Times Co., Class A	6,600	124,608
Omnicom Group, Inc.	5,500	242,990
Time Warner, Inc.	16,600	232,732
Viacom, Inc., Class B (a)	22,200	879,564
Walt Disney Co.	11,100	348,318
Media Total		2,895,796
Multiline Retail – 0.1%
Dollar Tree Stores, Inc. (a)	900	24,831
Macy's, Inc.	3,600	83,016
Multiline Retail Total		107,847
Specialty Retail – 0.9%
Best Buy Co., Inc.	7,400	306,804
GameStop Corp., Class A (a)	800	41,368

	Shares	Value ($)
Home Depot, Inc.	24,300	679,671
RadioShack Corp.	1,800	29,250
Sherwin-Williams Co.	700	35,728
TJX Companies, Inc.	4,200	138,894
Specialty Retail Total		1,231,715
Consumer Discretionary Total		7,728,136
Consumer Staples – 6.6%
Beverages – 1.5%
Coca-Cola Co.	13,500	821,745
Hansen Natural Corp. (a)	2,400	84,720
Pepsi Bottling Group, Inc.	1,500	50,865
PepsiCo, Inc.	12,400	895,280
Beverages Total		1,852,610
Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	2,100	136,437
CVS Caremark Corp.	11,700	473,967
Kroger Co.	18,000	457,200
Safeway, Inc.	1,000	29,350
SUPERVALU, Inc.	11,500	344,770
Sysco Corp.	14,100	409,182
Wal-Mart Stores, Inc.	12,700	669,036
Walgreen Co.	800	30,472
Food & Staples Retailing Total		2,550,414
Food Products – 0.2%
H.J. Heinz Co.	1,600	75,152
Kellogg Co.	2,800	147,168
Food Products Total		222,320
Household Products – 1.6%
Colgate-Palmolive Co.	1,200	93,492
Kimberly-Clark Corp.	5,500	355,025
Procter & Gamble Co.	22,400	1,569,568
Household Products Total		2,018,085
Personal Products – 0.0%
Herbalife Ltd.	700	33,250
Personal Products Total		33,250
Tobacco – 1.3%
Altria Group, Inc.	17,000	377,400
Loews Corp. - Carolina Group	500	36,275
Philip Morris International, Inc. (a)	17,000	859,860
Reynolds American, Inc.	7,300	430,919
Tobacco Total		1,704,454
Consumer Staples Total		8,381,133

See Accompanying Notes to Financial Statements.

7

Columbia Asset Allocation Fund II

March 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Energy – 8.0%
Energy Equipment & Services – 1.5%
FMC Technologies, Inc. (a)	1,100	62,579
Halliburton Co.	12,400	487,692
National-Oilwell Varco, Inc. (a)	5,400	315,252
Patterson-UTI Energy, Inc.	27,600	722,568
Schlumberger Ltd.	3,900	339,300
Energy Equipment & Services Total		1,927,391
Oil, Gas & Consumable Fuels – 6.5%
Chevron Corp.	15,200	1,297,472
ConocoPhillips	14,100	1,074,561
Exxon Mobil Corp.	40,000	3,383,200
Frontier Oil Corp.	18,700	509,762
Hess Corp.	1,500	132,270
Holly Corp.	3,400	147,594
Marathon Oil Corp.	13,300	606,480
Occidental Petroleum Corp.	6,000	439,020
Sunoco, Inc.	4,700	246,609
Valero Energy Corp.	10,200	500,922
Oil, Gas & Consumable Fuels Total		8,337,890
Energy Total		10,265,281
Financials – 10.4%
Capital Markets – 2.1%
Ameriprise Financial, Inc.	1,200	62,220
Bear Stearns Companies, Inc.	1,700	17,833
Charles Schwab Corp.	2,900	54,607
Franklin Resources, Inc.	900	87,291
Goldman Sachs Group, Inc.	5,100	843,489
Janus Capital Group, Inc.	3,700	86,099
Lehman Brothers Holdings, Inc.	7,200	271,008
Merrill Lynch & Co., Inc.	12,500	509,250
MF Global Ltd. (a)	200	1,982
Morgan Stanley	14,600	667,220
Northern Trust Corp.	700	46,529
State Street Corp.	600	47,400
Capital Markets Total		2,694,928
Commercial Banks – 2.2%
BB&T Corp.	6,300	201,978
Comerica, Inc.	5,200	182,416
Fifth Third Bancorp	8,300	173,636
National City Corp.	5,700	56,715
Regions Financial Corp.	2,000	39,500
SunTrust Banks, Inc.	4,800	264,672
U.S. Bancorp	14,400	465,984
Wachovia Corp.	26,600	718,200
Wells Fargo & Co.	23,900	695,490
Commercial Banks Total		2,798,591

	Shares	Value ($)
Consumer Finance – 0.3%
American Express Co.	7,600	332,272
Capital One Financial Corp.	1,100	54,142
Consumer Finance Total		386,414
Diversified Financial Services – 1.9%
CIT Group, Inc.	3,600	42,660
Citigroup, Inc.	45,600	976,752
JPMorgan Chase & Co.	27,500	1,181,125
Leucadia National Corp.	4,200	189,924
Diversified Financial Services Total		2,390,461
Insurance – 3.7%
AFLAC, Inc.	4,000	259,800
Allied World Assurance Holdings Ltd.	6,200	246,140
Allstate Corp.	10,100	485,406
American Financial Group, Inc.	3,600	92,016
American International Group, Inc.	18,200	787,150
Arch Capital Group Ltd. (a)	1,600	109,872
Assurant, Inc.	1,100	66,946
Axis Capital Holdings Ltd.	7,600	258,248
Chubb Corp.	4,700	232,556
CNA Financial Corp.	1,200	30,948
Endurance Specialty Holdings Ltd.	5,200	190,320
Everest Re Group Ltd.	2,200	196,966
Hartford Financial Services Group, Inc.	1,400	106,078
Loews Corp.	2,900	116,638
MetLife, Inc.	1,600	96,416
PartnerRe Ltd.	1,500	114,450
Principal Financial Group, Inc.	500	27,860
Progressive Corp.	2,500	40,175
Prudential Financial, Inc.	5,700	446,025
RenaissanceRe Holdings Ltd.	1,000	51,910
SAFECO Corp.	3,300	144,804
Travelers Companies, Inc.	6,400	306,240
Unum Group	2,900	63,829
XL Capital Ltd., Class A	7,300	215,715
Insurance Total		4,686,508
Real Estate Investment Trusts (REITs) – 0.1%
Equity Residential Property Trust	2,000	82,980
Host Hotels & Resorts, Inc.	1,800	28,656
ProLogis	1,700	100,062
Real Estate Investment Trusts (REITs) Total		211,698
Thrifts & Mortgage Finance – 0.1%
Fannie Mae	4,200	110,544
Federal Home Loan Mortgage	1,500	37,980
Washington Mutual, Inc.	3,600	37,080
Thrifts & Mortgage Finance Total		185,604
Financials Total		13,354,204

See Accompanying Notes to Financial Statements.

8

Columbia Asset Allocation Fund II

March 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Health Care – 7.4%
Biotechnology – 1.5%
Amgen, Inc. (a)	9,900	413,622
Biogen Idec, Inc. (a)	11,100	684,759
Cephalon, Inc. (a)	700	45,080
Genentech, Inc. (a)	700	56,826
Gilead Sciences, Inc. (a)	12,400	638,972
Biotechnology Total		1,839,259
Health Care Equipment & Supplies – 1.2%
Baxter International, Inc.	2,800	161,896
DENTSPLY International, Inc.	3,400	131,240
Kinetic Concepts, Inc. (a)	5,200	240,396
Medtronic, Inc.	13,500	652,995
St. Jude Medical, Inc. (a)	3,200	138,208
Varian Medical Systems, Inc. (a)	600	28,104
Zimmer Holdings, Inc. (a)	2,900	225,794
Health Care Equipment & Supplies Total		1,578,633
Health Care Providers & Services – 1.7%
Aetna, Inc.	8,100	340,929
AmerisourceBergen Corp.	5,300	217,194
Cardinal Health, Inc.	2,200	115,522
Coventry Health Care, Inc. (a)	2,600	104,910
Express Scripts, Inc. (a)	2,700	173,664
Health Net, Inc. (a)	10,700	329,560
Humana, Inc. (a)	2,800	125,608
Lincare Holdings, Inc. (a)	8,100	227,691
McKesson Corp.	400	20,948
Medco Health Solutions, Inc. (a)	600	26,274
UnitedHealth Group, Inc.	6,100	209,596
WellCare Health Plans, Inc. (a)	200	7,790
WellPoint, Inc. (a)	6,100	269,193
Health Care Providers & Services Total		2,168,879
Health Care Technology – 0.0%
IMS Health, Inc.	1,400	29,414
Health Care Technology Total		29,414
Life Sciences Tools & Services – 0.3%
PerkinElmer, Inc.	12,700	307,975
Life Sciences Tools & Services Total		307,975
Pharmaceuticals – 2.7%
Bristol-Myers Squibb Co.	4,300	91,590
Forest Laboratories, Inc. (a)	11,900	476,119
Johnson & Johnson	16,300	1,057,381
King Pharmaceuticals, Inc. (a)	13,200	114,840
Merck & Co., Inc.	9,100	345,345
Pfizer, Inc.	57,400	1,201,382
Warner Chilcott Ltd. (a)	10,700	192,600
Pharmaceuticals Total		3,479,257
Health Care Total		9,403,417

	Shares	Value ($)
Industrials – 7.9%
Aerospace & Defense – 2.3%
Boeing Co.	4,200	312,354
General Dynamics Corp.	800	66,696
Honeywell International, Inc.	5,400	304,668
L-3 Communications Holdings, Inc.	400	43,736
Lockheed Martin Corp.	5,500	546,150
Northrop Grumman Corp.	7,000	544,670
Precision Castparts Corp.	2,300	234,784
Raytheon Co.	7,700	497,497
Rockwell Collins, Inc.	800	45,720
United Technologies Corp.	4,100	282,162
Aerospace & Defense Total		2,878,437
Air Freight & Logistics – 0.7%
C.H. Robinson Worldwide, Inc.	700	38,080
FedEx Corp.	2,000	185,340
United Parcel Service, Inc., Class B	9,200	671,784
Air Freight & Logistics Total		895,204
Commercial Services & Supplies – 0.7%
ChoicePoint, Inc. (a)	3,100	147,560
Dun & Bradstreet Corp.	2,000	162,760
Manpower, Inc.	5,500	309,430
R.R. Donnelley & Sons Co.	1,600	48,496
Republic Services, Inc.	4,100	119,884
Robert Half International, Inc.	900	23,166
Steelcase, Inc., Class A	2,200	24,332
Commercial Services & Supplies Total		835,628
Construction & Engineering – 0.4%
Fluor Corp.	900	127,044
Foster Wheeler Ltd. (a)	600	33,972
Shaw Group, Inc. (a)	6,400	301,696
URS Corp. (a)	1,800	58,842
Construction & Engineering Total		521,554
Electrical Equipment – 0.6%
Emerson Electric Co.	2,800	144,088
Rockwell Automation, Inc.	9,200	528,264
Roper Industries, Inc.	2,100	124,824
Thomas & Betts Corp. (a)	300	10,911
Electrical Equipment Total		808,087
Industrial Conglomerates – 2.3%
3M Co.	9,000	712,350
General Electric Co.	35,000	1,295,350
McDermott International, Inc. (a)	4,800	263,136
Tyco International Ltd.	15,700	691,585
Industrial Conglomerates Total		2,962,421

See Accompanying Notes to Financial Statements.

9

Columbia Asset Allocation Fund II

March 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Machinery – 0.9%
Caterpillar, Inc.	4,100	320,989
Cummins, Inc.	2,500	117,050
Danaher Corp.	400	30,412
Dover Corp.	3,600	150,408
Graco, Inc.	800	29,008
Illinois Tool Works, Inc.	3,700	178,451
Oshkosh Corp.	8,000	290,240
Terex Corp. (a)	1,200	75,000
Machinery Total		1,191,558
Road & Rail – 0.0%
Landstar System, Inc.	100	5,216
Road & Rail Total		5,216
Industrials Total		10,098,105
Information Technology – 10.0%
Communications Equipment – 1.0%
Cisco Systems, Inc. (a)	38,400	925,056
Harris Corp.	200	9,706
Juniper Networks, Inc. (a)	2,400	60,000
QUALCOMM, Inc.	5,500	225,500
Communications Equipment Total		1,220,262
Computers & Peripherals – 2.2%
Apple, Inc. (a)	3,000	430,500
Hewlett-Packard Co.	18,500	844,710
International Business Machines Corp.	8,400	967,176
Seagate Technology	29,900	626,106
Computers & Peripherals Total		2,868,492
Electronic Equipment & Instruments – 0.1%
Mettler-Toledo International, Inc. (a)	900	87,408
Electronic Equipment & Instruments Total		87,408
Internet Software & Services – 0.6%
eBay, Inc. (a)	14,700	438,648
Google, Inc., Class A (a)	600	264,282
Internet Software & Services Total		702,930
IT Services – 0.2%
Accenture Ltd., Class A	1,100	38,687
Western Union Co.	12,100	257,367
IT Services Total		296,054
Semiconductors & Semiconductor Equipment – 3.0%
Analog Devices, Inc.	700	20,664
Applied Materials, Inc.	26,700	520,917
Intel Corp.	36,000	762,480
Lam Research Corp. (a)	10,700	408,954

	Shares	Value ($)
Linear Technology Corp.	7,700	236,313
MEMC Electronic Materials, Inc. (a)	9,700	687,730
National Semiconductor Corp.	2,100	38,472
NVIDIA Corp. (a)	16,600	328,514
Texas Instruments, Inc.	21,800	616,286
Varian Semiconductor Equipment Associates, Inc. (a)	8,400	236,460
Semiconductors & Semiconductor Equipment Total		3,856,790
Software – 2.9%
Adobe Systems, Inc. (a)	400	14,236
Autodesk, Inc. (a)	3,600	113,328
BMC Software, Inc. (a)	200	6,504
CA, Inc.	136	3,060
Compuware Corp. (a)	30,800	226,072
Microsoft Corp.	77,700	2,205,126
Oracle Corp. (a)	42,300	827,388
Symantec Corp. (a)	18,500	307,470
Software Total		3,703,184
Information Technology Total		12,735,120
Materials – 2.5%
Chemicals – 0.7%
Celanese Corp., Series A	7,300	285,065
Dow Chemical Co.	8,000	294,800
E.I. Du Pont de Nemours & Co.	1,000	46,760
PPG Industries, Inc.	3,400	205,734
Chemicals Total		832,359
Construction Materials – 0.0%
Eagle Materials, Inc.	1,000	35,550
Construction Materials Total		35,550
Containers & Packaging – 0.3%
Ball Corp.	2,700	124,038
Crown Holdings, Inc. (a)	1,600	40,256
Owens-Illinois, Inc. (a)	2,300	129,789
Containers & Packaging Total		294,083
Metals & Mining – 1.1%
AK Steel Holding Corp.	200	10,884
Alcoa, Inc.	4,000	144,240
Allegheny Technologies, Inc.	2,500	178,400
Freeport-McMoRan Copper & Gold, Inc.	100	9,622
Nucor Corp.	6,200	419,988
Reliance Steel & Aluminum Co.	4,300	257,398
Southern Copper Corp.	4,000	415,320
Metals & Mining Total		1,435,852

See Accompanying Notes to Financial Statements.

10

Columbia Asset Allocation Fund II

March 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Paper & Forest Products – 0.4%
International Paper Co.	19,800	538,560
Paper & Forest Products Total		538,560
Materials Total		3,136,404
Telecommunication Services – 2.1%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	30,000	1,149,000
Embarq Corp.	1,500	60,150
Verizon Communications, Inc.	23,400	852,930
Diversified Telecommunication Services Total		2,062,080
Wireless Telecommunication Services – 0.5%
Sprint Nextel Corp.	50,100	335,169
Telephone & Data Systems, Inc.	6,200	243,474
Wireless Telecommunication Services Total		578,643
Telecommunication Services Total		2,640,723
Utilities – 2.4%
Electric Utilities – 1.4%
Edison International	4,000	196,080
Exelon Corp.	3,200	260,064
FirstEnergy Corp.	14,200	974,404
FPL Group, Inc.	2,900	181,946
Pepco Holdings, Inc.	5,500	135,960
Electric Utilities Total		1,748,454
Gas Utilities – 0.2%
AGL Resources, Inc.	1,000	34,320
Energen Corp.	2,100	130,830
ONEOK, Inc.	2,100	93,723
Gas Utilities Total		258,873
Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	6,000	529,620
Mirant Corp. (a)	5,900	214,701
NRG Energy, Inc. (a)	2,700	105,273
Independent Power Producers & Energy Traders Total		849,594
Multi-Utilities – 0.2%
CenterPoint Energy, Inc.	1,300	18,551
PG&E Corp.	2,300	84,686
Public Service Enterprise Group, Inc.	4,200	168,798
Multi-Utilities Total		272,035
Utilities Total		3,128,956
Total Common Stocks (cost of $70,839,059)		80,871,479

Mortgage-Backed Securities – 12.6%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
5.000% 07/01/20	240,920	243,875
5.000% 09/01/20	1,164,326	1,178,607
5.000% 06/01/37	975,145	966,481
5.500% 01/01/21	177,416	181,423
5.500% 07/01/21	160,745	164,230
6.500% 07/01/29	125,526	131,538
6.500% 11/01/32	265,151	276,805
6.500% 08/01/36	468,389	486,294
8.000% 09/01/25	38,252	41,552
Federal National Mortgage Association
5.000% 10/01/20	340,780	344,753
5.000% 05/01/37	1,577,619	1,563,192
5.000% 04/01/38	1,070,000	1,059,958
5.500% 04/01/36	164,615	166,376
5.500% 11/01/36	126,288	127,639
5.500% 05/01/37	883,949	893,150
5.500% 06/01/37	2,419,969	2,445,157
6.000% 02/01/36	711,732	729,922
6.000% 04/01/36	182,533	187,198
6.000% 06/01/36	366,708	376,081
6.000% 10/01/36	1,441,001	1,477,831
6.000% 11/01/36	500,953	513,757
6.000% 03/01/37	680,970	698,206
6.500% 09/01/34	13,183	13,698
6.500% 10/01/36	305,447	316,630
6.500% 11/01/36	567,564	588,345
6.500% 01/01/37	9,653	10,006
6.500% 02/01/37	706,378	732,191
7.199% 08/01/36 (b)	33,832	34,635
7.500% 10/01/11	24,620	25,668
8.500% 08/01/11	26,171	27,488
10.000% 09/01/18	46,832	55,066
Government National Mortgage Association
7.500% 12/15/23	23,012	24,805
Total Mortgage-Backed Securities (cost of $15,664,608)		16,082,557
Corporate Fixed-Income Bonds & Notes – 7.7%
Communications – 1.1%
Media – 0.5%
Comcast Cable Holdings LLC
9.875% 06/15/22	51,000	63,102
Comcast Corp.
7.050% 03/15/33	100,000	101,973
News America, Inc.
6.550% 03/15/33	200,000	196,140
Time Warner Cable, Inc.
6.550% 05/01/37	200,000	188,796

See Accompanying Notes to Financial Statements.

11

Columbia Asset Allocation Fund II

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Viacom, Inc.
6.125% 10/05/17	60,000	58,505
Media Total		608,516
Telecommunication Services – 0.6%
AT&T, Inc.
5.100% 09/15/14	125,000	124,184
British Telecommunications PLC
5.150% 01/15/13	125,000	123,181
New Cingular Wireless Services, Inc.
8.750% 03/01/31	162,000	196,602
Telefonica Emisones SAU
5.984% 06/20/11	200,000	205,950
Vodafone Group PLC
5.000% 12/16/13	200,000	195,929
Telecommunication Services Total		845,846
Communications Total		1,454,362
Consumer Cyclical – 0.4%
Lodging – 0.1%
Marriott International, Inc.
5.625% 02/15/13	125,000	120,666
Lodging Total		120,666
Retail – 0.3%
CVS Caremark Corp.
5.750% 06/01/17	150,000	152,334
Home Depot, Inc.
5.875% 12/16/36	125,000	102,046
Wal-Mart Stores, Inc.
5.800% 02/15/18	150,000	157,204
Retail Total		411,584
Consumer Cyclical Total		532,250
Consumer Non-Cyclical – 0.7%
Beverages – 0.1%
Diageo Capital PLC
5.750% 10/23/17	150,000	153,620
Beverages Total		153,620
Food – 0.4%
ConAgra Foods, Inc.
6.750% 09/15/11	145,000	156,347
Kraft Foods, Inc.
6.500% 08/11/17	150,000	153,892
Kroger Co.
6.200% 06/15/12	125,000	130,946
Food Total		441,185

	Par ($)	Value ($)
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	160,000	151,206
Household Products/Wares Total		151,206
Pharmaceuticals – 0.1%
Wyeth
5.500% 02/01/14	165,000	170,908
Pharmaceuticals Total		170,908
Consumer Non-Cyclical Total		916,919
Energy – 0.8%
Oil & Gas – 0.5%
Canadian Natural Resources Ltd.
5.700% 05/15/17	125,000	126,408
Nexen, Inc.
5.875% 03/10/35	150,000	136,503
Talisman Energy, Inc.
6.250% 02/01/38	185,000	170,443
Valero Energy Corp.
6.875% 04/15/12	175,000	188,113
Oil & Gas Total		621,467
Oil & Gas Services – 0.1%
Weatherford International Ltd.
5.150% 03/15/13	100,000	100,087
Oil & Gas Services Total		100,087
Pipelines – 0.2%
Energy Transfer Partners LP
6.625% 10/15/36	125,000	115,914
TransCanada Pipelines Ltd.
6.350% 05/15/67 (b)	185,000	163,518
Pipelines Total		279,432
Energy Total		1,000,986
Financials – 3.2%
Banks – 1.0%
Citigroup, Inc.
5.000% 09/15/14	190,000	179,061
National City Bank
4.625% 05/01/13	186,000	156,253
PNC Funding Corp.
5.625% 02/01/17	185,000	176,263
SunTrust Preferred Capital I
5.853% 12/15/11 (b)	165,000	122,286
USB Capital IX
6.189% 04/15/49 (b)	285,000	211,613

See Accompanying Notes to Financial Statements.

12

Columbia Asset Allocation Fund II

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Wachovia Corp.
4.875% 02/15/14	250,000	243,534
Wells Fargo & Co.
5.125% 09/01/12	225,000	231,810
Banks Total		1,320,820
Commercial Banks – 0.2%
Credit Suisse/New York NY
6.000% 02/15/18	175,000	174,582
Commercial Banks Total		174,582
Diversified Financial Services – 1.7%
AGFC Capital Trust I
6.000% 01/15/67 (b)(c)	210,000	173,051
American Express Co.
5.500% 09/12/16	175,000	169,010
Capital One Financial Corp.
5.500% 06/01/15	250,000	219,740
General Electric Capital Corp.
5.000% 01/08/16	225,000	225,230
Goldman Sachs Group, Inc.
6.345% 02/15/34	200,000	173,179
HSBC Finance Corp.
5.000% 06/30/15	200,000	188,246
JPMorgan Chase & Co.
6.000% 01/15/18	165,000	172,066
Lehman Brothers Holdings, Inc.
5.750% 07/18/11	200,000	196,556
MassMutual Global Funding II
2.550% 07/15/08 (c)	70,000	69,927
Merrill Lynch & Co., Inc.
6.050% 08/15/12	200,000	203,128
Morgan Stanley
4.750% 04/01/14	225,000	208,863
SLM Corp.
5.375% 05/15/14	175,000	131,332
Diversified Financial Services Total		2,130,328
Insurance – 0.1%
UnitedHealth Group, Inc.
5.250% 03/15/11	165,000	168,321
Insurance Total		168,321
Real Estate – 0.0%
ERP Operating LP
5.200% 04/01/13	16,000	15,395
Real Estate Total		15,395
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	58,000	56,575

	Par ($)	Value ($)
Simon Property Group LP
5.750% 12/01/15	200,000	190,253
Real Estate Investment Trusts (REITs) Total		246,828
Financials Total		4,056,274
Industrials – 0.6%
Aerospace & Defense – 0.1%
United Technologies Corp.
5.375% 12/15/17	120,000	123,109
Aerospace & Defense Total		123,109
Machinery – 0.2%
Caterpillar Financial Services Corp.
4.300% 06/01/10	200,000	203,671
Machinery Total		203,671
Transportation – 0.3%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	140,000	134,928
Union Pacific Corp.
3.875% 02/15/09	125,000	125,532
United Parcel Service, Inc.
4.500% 01/15/13	100,000	103,606
Transportation Total		364,066
Industrials Total		690,846
Utilities – 0.9%
Electric – 0.7%
Commonwealth Edison Co.
5.950% 08/15/16	125,000	126,963
Indiana Michigan Power Co.
5.650% 12/01/15	200,000	197,178
NY State Electric & Gas Corp.
5.750% 05/01/23	18,000	16,260
Pacific Gas & Electric Co.
5.800% 03/01/37	150,000	141,911
Progress Energy, Inc.
7.750% 03/01/31	125,000	146,592
Public Service Electric & Gas Co.
4.000% 11/01/08	57,000	57,039
Southern California Edison Co.
5.000% 01/15/14	175,000	177,619
Electric Total		863,562
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	160,000	163,557

See Accompanying Notes to Financial Statements.

13

Columbia Asset Allocation Fund II

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Sempra Energy
4.750% 05/15/09	150,000	151,348
Gas Total		314,905
Utilities Total		1,178,467
Total Corporate Fixed-Income Bonds & Notes (cost of $10,159,931)		9,830,104
Collateralized Mortgage Obligations – 6.4%
Agency – 1.7%
Federal Home Loan Mortgage Corp.
4.500% 03/15/21	1,500,000	1,522,884
Federal National Mortgage Association
5.500% 08/25/17	278,916	289,252
6.000% 04/25/17	260,000	273,741
7.000% 01/25/21	21,463	22,691
Vendee Mortgage Trust
I.O.:
0.305% 03/15/29 (b)	7,711,150	61,349
0.440% 09/15/27 (b)	5,381,192	57,462
Agency Total		2,227,379
Non-Agency – 4.7%
Bear Stearns Adjustable Rate Mortgage Trust
5.484% 02/25/47 (b)	971,510	929,646
Countrywide Alternative Loan Trust
5.250% 03/25/35	824,351	778,563
5.250% 08/25/35	142,904	141,023
5.500% 10/25/35	1,276,337	1,220,404
Lehman Mortgage Trust
6.500% 01/25/38	527,428	518,364
WaMu Mortgage Pass-Through Certificates
5.714% 02/25/37 (b)	1,010,988	958,102
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 10/25/35	1,185,486	1,167,001
Wells Fargo Alternative Loan Trust
5.500% 02/25/35	291,838	263,605
Non-Agency Total		5,976,708
Total Collateralized Mortgage Obligations (cost of $8,386,084)		8,204,087
Government & Agency Obligations – 4.7%
Foreign Government Obligations – 0.6%
Province of Ontario
2.750% 02/22/11	150,000	150,097

	Par ($)	Value ($)
Province of Quebec
5.000% 07/17/09	325,000	335,751
United Mexican States
7.500% 04/08/33	191,000	231,587
Foreign Government Obligations Total		717,435
U.S. Government Agencies – 0.7%
Federal Home Loan Bank
5.500% 08/13/14	25,000	27,650
Federal National Mortgage Association
5.250% 08/01/12	875,000	917,568
U.S. Government Agencies Total		945,218
U.S. Government Obligations – 3.4%
U.S. Treasury Bonds
4.875% 05/31/11	1,200,000	1,309,687
5.375% 02/15/31	1,646,000	1,903,701
7.250% 05/15/16	150,000	192,797
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11	515,355	569,910
U.S. Treasury Notes
3.875% 02/15/13	370,000	394,802
U.S. Government Obligations Total		4,370,897
Total Government & Agency Obligations (cost of $5,711,351)		6,033,550
Commercial Mortgage-Backed Securities – 3.9%
Bear Stearns Commercial Mortgage Securities
5.449% 12/11/40 (b)	1,430,000	1,380,014
5.465% 04/12/38 (b)	400,000	368,662
JPMorgan Chase Commercial Mortgage Securities Corp.
5.525% 04/15/43 (b)	828,000	760,980
5.447% 06/12/47	287,000	269,222
LB-UBS Commercial Mortgage Trust
5.084% 02/15/31	1,200,000	1,182,951
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.679% 12/15/30 (b)	4,144,104	46,226
Merrill Lynch Mortgage Trust
5.244% 11/12/37 (b)	790,000	760,073
Morgan Stanley Capital I
5.370% 12/15/43	226,000	202,240
Total Commercial Mortgage-Backed Securities (cost of $5,264,401)		4,970,368
Asset-Backed Securities – 1.0%
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	290,000	268,132

See Accompanying Notes to Financial Statements.

14

Columbia Asset Allocation Fund II

March 31, 2008

Asset-Backed Securities (continued)
	Par ($)	Value ($)
First Plus Home Loan Trust
7.720% 05/10/24	8,943	8,905
Ford Credit Auto Owner Trust
5.470% 06/15/12	392,000	402,201
USAA Auto Owner Trust
4.500% 10/15/13	543,000	543,825
Total Asset-Backed Securities (cost of $1,241,017)		1,223,063
Short-Term Obligation – 0.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due on 04/01/08, at 2.150%, collateralized by a U.S. Government Agency Obligation maturing 01/23/09, market value of $376,863 (repurchase proceeds $368,022)	368,000	368,000
Total Short-Term Obligation (cost of $368,000)		368,000
Total Investments – 99.9% (cost of $117,634,451)(d)		127,583,208
Other Assets & Liabilities, Net – 0.1%		182,872
Net Assets – 100.0%		127,766,080

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid, amounted to $242,978, which represents 0.2% of net assets.

(d)  Cost for federal income tax purposes is $117,667,606.

At March 31, 2008 the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	63.3
Mortgage-Backed Securities	12.6
Corporate Fixed-Income Bonds & Notes	7.7
Collateralized Mortgage Obligations	6.4
Government & Agency Obligations	4.7
Commercial Mortgage-Backed Securities	3.9
Asset-Backed Securities	1.0
99.6
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities – Columbia Asset Allocation Fund II
March 31, 2008

		$
Assets	Total investments, at identified cost	117,634,451
	Total investments, at value	127,583,208
	Cash	483
	Receivable for:
	Investments sold	41,450
	Fund shares sold	57,154
	Interest	337,029
	Dividends	100,980
	Foreign tax reclaims	1,133
	Other assets	1,085
	Total Assets	128,122,522
Liabilities	Payable for:
	Fund shares repurchased	52,590
	Investment advisory fee	66,213
	Administration fee	8,432
	Transfer agent fee	19,438
	Pricing and bookkeeping fees	7,651
	Trustees' fees	80,658
	Audit fee	31,059
	Custody fee	2,979
	Distribution and service fees	27,787
	Chief compliance officer expenses	153
	Other liabilities	59,482
	Total Liabilities	356,442
	Net Assets	127,766,080
Net Assets Consist of	Paid-in capital	120,272,442
	Undistributed net investment income	75,830
	Accumulated net realized loss	(2,530,949)
	Net unrealized appreciation on investments	9,948,757
	Net Assets	127,766,080
Class A	Net assets	94,827,422
	Shares outstanding	4,235,148
	Net asset value per share	22.39	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	23.76	(b)
Class B	Net assets	7,349,159
	Shares outstanding	330,969
	Net asset value and offering price per share	22.20	(a)
Class C	Net assets	730,163
	Shares outstanding	32,918
	Net asset value and offering price per share	22.18	(a)
Class Z	Net assets	24,859,336
	Shares outstanding	1,112,638
	Net asset value, offering and redemption price per share	22.34

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

16

Statement of Operations – Columbia Asset Allocation Fund II
For the Year Ended March 31, 2008

		($)
Investment Income	Dividends	1,758,476
	Interest	2,984,341
	Foreign taxes withheld	(218)
	Total Investment Income	4,742,599
Expenses	Investment advisory fee	884,316
	Administration fee	103,492
	Distribution fee:
	Class B	85,304
	Class C	6,868
	Service fee:
	Class A	267,418
	Class B	28,435
	Class C	2,289
	Transfer agent fee	192,958
	Pricing and bookkeeping fees	88,963
	Trustees' fees	22,547
	Custody fee	23,675
	Chief compliance officer expenses	762
	Other expenses	218,966
	Expenses before interest expense	1,925,993
	Interest expense	326
	Total Expenses	1,926,319
	Fees waived by Transfer Agent	(96,944)
	Expense reductions	(3,124)
	Net Expenses	1,826,251
	Net Investment Income	2,916,348
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	6,250,787
	Net change in unrealized appreciation on investments	(15,442,284)
	Net Loss	(9,191,497)
	Net Decrease Resulting from Operations	(6,275,149)

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets – Columbia Asset Allocation Fund II

		Year Ended March 31,
Increase (Decrease) in Net Assets:		2008 ($)	2007 ($)
Operations	Net investment income	2,916,348	2,964,550
	Net realized gain on investments	6,250,787	8,445,824
	Net change in unrealized appreciation (depreciation) on investments	(15,442,284)	3,852,164
	Net Increase (Decrease) Resulting from Operations	(6,275,149)	15,262,538
Distributions to Shareholders	From net investment income:
	Class A	(2,158,384)	(2,171,018)
	Class B	(140,580)	(204,040)
	Class C	(11,412)	(27,546)
	Class Z	(648,679)	(506,555)
	Total Distributions to Shareholders	(2,959,055)	(2,909,159)
Share Transactions	Class A
	Subscriptions	6,609,829	5,928,354
	Distributions reinvested	1,993,455	2,020,175
	Redemptions	(22,512,345)	(20,962,566)
	Net Decrease	(13,909,061)	(13,014,037)
	Class B
	Subscriptions	324,546	248,417
	Distributions reinvested	127,517	183,502
	Redemptions	(7,837,610)	(8,826,256)
	Net Decrease	(7,385,547)	(8,394,337)
	Class C
	Subscriptions	235,959	350,415
	Distributions reinvested	8,648	24,885
	Redemptions	(1,577,945)	(926,873)
	Net Decrease	(1,333,338)	(551,573)
	Class Z
	Subscriptions	4,616,189	1,012,355
	Distributions reinvested	583,771	217,764
	Redemptions	(2,975,366)	(3,578,579)
	Net (Increase) Decrease	2,224,594	(2,348,460)
	Net Decrease from Share Transactions	(20,403,352)	(24,308,407)
	Total Decrease in Net Assets	(29,637,556)	(11,955,028)
Net Assets	Beginning of period	157,403,636	169,358,664
	End of period	127,766,080	157,403,636
	Undistributed net investment income at end of period	75,830	118,537

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets (continued) – Columbia Asset Allocation Fund II

	Year Ended March 31,
		2008	2007
Changes in Shares	Class A
	Subscriptions	273,802	256,741
	Issued for distributions reinvested	82,971	87,950
	Redemptions	(928,845)	(912,022)
	Net Decrease	(572,072)	(567,331)
	Class B
	Subscriptions	13,641	10,934
	Issued for distributions reinvested	5,323	8,096
	Redemptions	(327,512)	(388,919)
	Net Decrease	(308,548)	(369,889)
	Class C
	Subscriptions	9,746	15,591
	Issued for distributions reinvested	362	1,096
	Redemptions	(65,696)	(40,249)
	Net Decrease	(55,588)	(23,562)
	Class Z
	Subscriptions	186,485	43,703
	Issued for distributions reinvested	24,351	9,483
	Redemptions	(128,483)	(161,123)
	Net Increase (Decrease)	82,353	(107,937)

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008	2007	2006 (a)	2005		2004
Net Asset Value, Beginning of Period	$24.00	$22.22	$20.84	$20.20		$16.44
Income from Investment Operations:
Net investment income (b)	0.48	0.43	0.32	0.31	(c)	0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	1.78	1.37	0.65	(d)	3.80
Total from Investment Operations	(1.12)	2.21	1.69	0.96		4.05
Less Distributions to Shareholders:
From net investment income	(0.49)	(0.43)	(0.31)	(0.32)		(0.29)
Net Asset Value, End of Period	$22.39	$24.00	$22.22	$20.84		$20.20
Total return (e)(f)	(4.78)%	10.06%	8.17%	4.80	%(g)	24.73%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.22%	1.22%	1.13%	1.25%		1.29%
Interest expense (i)	—%	—%	—%	—%		—%
Net expenses (h)	1.22%	1.22%	1.13%	1.25%		1.29%
Waiver/Reimbursement	0.07%	0.07%	0.04%	0.08%		0.03%
Net investment income (h)	1.99%	1.89%	1.49%	1.50%		1.33%
Portfolio turnover rate	63%	55%	102%	136%		189%
Net assets, end of period (000's)	$94,827	$115,393	$119,408	$109,409		$106,642

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.73%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008	2007	2006 (a)	2005		2004
Net Asset Value, Beginning of Period	$23.81	$22.04	$20.67	$20.04		$16.31
Income from Investment Operations:
Net investment income (b)	0.30	0.26	0.14	0.15	(c)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	1.77	1.38	0.64	(d)	3.76
Total from Investment Operations	(1.30)	2.03	1.52	0.79		3.87
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.26)	(0.15)	(0.16)		(0.14)
Net Asset Value, End of Period	$22.20	$23.81	$22.04	$20.67		$20.04
Total return (e)(f)	(5.54)%	9.27%	7.38%	3.97	%(g)	23.79%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.97%	1.97%	1.88%	2.00%		2.04%
Interest expense (i)	—%	—%	—%	—%		—%
Net expenses (h)	1.97%	1.97%	1.88%	2.00%		2.04%
Waiver/Reimbursement	0.07%	0.07%	0.04%	0.07%		0.03%
Net investment income (h)	1.25%	1.14%	0.68%	0.75%		0.58%
Portfolio turnover rate	63%	55%	102%	136%		189%
Net assets, end of period (000's)	$7,349	$15,225	$22,247	$43,962		$64,122

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)   Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008	2007	2006 (a)	2005		2004
Net Asset Value, Beginning of Period	$23.79	$22.02	$20.65	$20.02		$16.31
Income from Investment Operations:
Net investment income (b)	0.32	0.26	0.15	0.15	(c)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(1.62)	1.77	1.37	0.65	(d)	3.75
Total from Investment Operations	(1.30)	2.03	1.52	0.80		3.86
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.26)	(0.15)	(0.17)		(0.15)
Net Asset Value, End of Period	$22.18	$23.79	$22.02	$20.65		$20.02
Total return (e)(f)	(5.54)%	9.28%	7.39%	4.02	%(g)	23.73%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.97%	1.97%	1.88%	2.00%		2.04%
Interest expense (i)	—%	—%	—%	—%		—%
Net expenses (h)	1.97%	1.97%	1.88%	2.00%		2.04%
Waiver/Reimbursement	0.07%	0.07%	0.04%	0.07%		0.03%
Net investment income (h)	1.32%	1.14%	0.73%	0.75%		0.58%
Portfolio turnover rate	63%	55%	102%	136%		189%
Net assets, end of period (000's)	$730	$2,105	$2,468	$2,628		$2,372

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.95%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008	2007	2006 (a)	2005		2004
Net Asset Value, Beginning of Period	$23.95	$22.17	$20.81	$20.18		$16.42
Income from Investment Operations:
Net investment income (b)	0.54	0.49	0.37	0.36	(c)	0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	1.78	1.36	0.64	(d)	3.81
Total from Investment Operations	(1.06)	2.27	1.73	1.00		4.10
Less Distributions to Shareholders:
From net investment income	(0.55)	(0.49)	(0.37)	(0.37)		(0.34)
Net Asset Value, End of Period	$22.34	$23.95	$22.17	$20.81		$20.18
Total return (e)(f)	(4.55)%	10.35%	8.35%	5.01	%(g)	25.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.97%	0.97%	0.88%	1.00%		1.04%
Interest expense (i)	—%	—%	—%	—%		—%
Net expenses (h)	0.97%	0.97%	0.88%	1.00%		1.04%
Waiver/Reimbursement	0.07%	0.07%	0.04%	0.07%		0.03%
Net investment income (h)	2.24%	2.15%	1.72%	1.75%		1.58%
Portfolio turnover rate	63%	55%	102%	136%		189%
Net assets, end of period (000's)	$24,859	$24,680	$25,236	$26,425		$25,750

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.94%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Asset Allocation Fund II
March 31, 2008

Note 1. Organization

Columbia Asset Allocation Fund II (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If

24

Columbia Asset Allocation Fund II, March 31, 2008 (continued)

events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received from REITs in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually for the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

25

Columbia Asset Allocation Fund II, March 31, 2008 (continued)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31,
Distributions paid from:	2008	2007
Ordinary Income*	$2,959,055	$2,909,159

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$75,830	$—	$9,915,602

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$17,904,898
Unrealized depreciation	(7,989,296)
Net unrealized appreciation	$9,915,602

The Fund had capital loss carryforwards of $1,767,986 (expiring March 31, 2012) determined as of March 31, 2008, which may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

Capital loss carryforwards of $6,798,706 were utilized or expired during the year ended March 31, 2008. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008, post-October capital losses of $729,812 attributed to security transactions were deferred to April 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective September 28, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further

26

Columbia Asset Allocation Fund II, March 31, 2008 (continued)

implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.60% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.12% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services relating to Fund expenses and the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $10,280.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective August 1, 2007, the Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not

27

Columbia Asset Allocation Fund II, March 31, 2008 (continued)

exceed 0.02% annually of the Fund's average daily net assets. The Transfer Agent, at its discretion, may revise or discontinue this arrangement at any time.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statement of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $2,938.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts of $6,401 on sales of the Fund's Class A shares and net CDSC fees of $4,775 and $115 on Class B and Class C share redemptions, respectively.

The Trust has adopted shareholder servicing plans ("Servicing Plans") and distribution plans ("Distribution Plans") for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees fees" in the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses by $186 for the Fund.

28

Columbia Asset Allocation Fund II, March 31, 2008 (continued)

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $92,145,703 and $112,635,256, respectively, of which $30,714,283 and $37,261,062, respectively, were U.S. Government securities.

Note 7. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

As of March 31, 2008, 17.4% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2008, the average daily loan balance outstanding on the day where borrowing existed was $2,000,000 at a weighted average interest rate of 5.88%

Note 9. Significant Risks and Contingencies

Asset-Backed Securities

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities

29

Columbia Asset Allocation Fund II, March 31, 2008 (continued)

laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action

30

Columbia Asset Allocation Fund II, March 31, 2008 (continued)

asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Asset Allocation Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund II (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2008

32

Federal Income Tax Information (Unaudited)

56.54% of the ordinary income distributed by the Fund, for the year ended March 31, 2008 qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 56.56%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003 of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 67 portfolios; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 67 portfolios; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 67 portfolios; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 67 portfolios; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 67 portfolios; Director—MIT Investment Company (Endowment), 2004 through current; Trustee and Chairman—Research Foundation of CFA Institute, 2003 through current.

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 67 portfolios; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 67 portfolios; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, Inc., since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, an investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Asset Allocation Fund II. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund and CMA, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

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The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fee, actual advisory fee, actual non-management fee, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Fund's Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory Fee Rate. The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate, and the approval of the Advisory Agreement for the Fund.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate, as well as on other relationships between the Fund and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate was appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of its relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's relationship with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

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The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA at each of its quarterly meetings, which include, among other things, Fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc

October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable.

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CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

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III. Recommendations

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of

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competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

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  Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

  Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

* * *

Respectfully submitted,
Steven E. Asher

46

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Important Information About This Report – Columbia Asset Allocation Fund II

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Asset Allocation Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

49

Columbia Management®

Columbia Asset Allocation Fund II

Annual Report, March 31, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/152531-0308 (05/08) 08/56051

Columbia Management®

Annual Report

March 31, 2008

Corporate Bond Funds

■  Columbia Total Return Bond Fund

■  Columbia Short Term Bond Fund

■  Columbia High Income Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Columbia Total Return Bond Fund	2

Columbia Short Term Bond Fund	7

Columbia High Income Fund	12

Financial Statements

Investment Portfolios	17

Statements of Assets and Liabilities	49

Statements of Operations	51

Statements of Changes in Net Assets	53

Financial Highlights	56

Notes to Financial Statements	68

Report of Independent Registered Public Accounting Firm	82

Federal Income Tax Information	83

Fund Governance	84

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	88

Summary of Management Fee Evaluation by Independent Fee Consultant	91

Important Information About This Report	97

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the funds' investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers' reports. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Corporate Bond Funds

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1%—its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%. Municipal bonds generated solid returns during most of the period, but gave back performance in the last three months of the period as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries—and prices fell. The Lehman Brothers Municipal Bond Index returned 1.90% for the one-year period.2

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large-cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.3 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.4

1On April 30, 2008, the federal funds rate was reduced to 2.0%.

2The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with maturities of at least one year.

3The Russell 1000® Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization.

The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization.

4The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period that ended March 31, 2008

■   Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Fund Profile – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+2.34%

Class A shares (without sales charge)

+7.67%

Lehman Brothers U.S Aggregate Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 2.34% without sales charge.

■  The fund underperformed its benchmark and the average return of its peer group.

■  The fund's exposure to riskier securities resulted in disappointing performance as investors flocked to Treasury securities in a volatile environment.

Portfolio Management

Alexander D. Powers has co-managed Columbia Total Return Bond Fund since December 2007, and has been with the advisor or its predecessors or affiliate organizations since July 2007.

Jonathan P. Carlson has co-managed the fund since December 2007, and has been with the advisor or its predecessors or affiliate organizations since June 2007.

Carl W. Pappo has co-managed the fund since November 2006, and has been with the advisor or its predecessors or affiliate organizations since 1993.

Lee Reddin has co-managed the fund since December 2007, and has been with the advisor or its predecessors or affiliate organizations since 2000.

Kevin L. Cronk has co-managed the fund since November 2004, and has been with the advisor or its predecessors or affiliate organizations since 1999.

Thomas A. LaPointe has co-managed the fund since March 2005, and has been with the advisor or its predecessors or affiliate organizations since 1999.

Laura A. Ostrander has co-managed the fund since November 2004, and has been with the advisor or its predecessors or affiliate organizations since 1996.

2

Performance Information – Columbia Total Return Bond Fund

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares class of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	15,936	15,414
Class B	14,818	14,818
Class C	14,794	14,794
Class Z	16,324	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.84
Class B	1.59
Class C	1.59
Class Z	0.59

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	11/19/92		06/07/93		11/16/92		10/30/92
Sales charge	without	with	without	with	without	with	without
1-year	2.34	–1.02	1.58	–1.35	1.57	0.59	2.49
5-year	3.57	2.88	2.80	2.80	2.80	2.80	3.80
10-year	4.77	4.42	4.01	4.01	3.99	3.99	5.02

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia Total Return Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,012.80	1,020.75	4.28	4.29	0.85
Class B	1,000.00	1,000.00	1,008.10	1,017.00	8.03	8.07	1.60
Class C	1,000.00	1,000.00	1,009.00	1,017.00	8.04	8.07	1.60
Class Z	1,000.00	1,000.00	1,013.10	1,022.00	3.02	3.03	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers' Report – Columbia Total Return Bond Fund

For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 2.34% without sales charge. That was lower than both the 7.67% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index,1 and the 3.73% average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification.2 During a period in which Treasury securities outperformed all other fixed-income asset classes, the fund's exposure to riskier sectors of the market was detrimental to performance.

In December 2007, the fund's management team changed. Jonathan Carlson, Alexander Powers and Lee Reddin joined Carl Pappo as co-managers of the fund.

Subprime mortgage woes disrupted fixed income markets

The period began with an economy in good health, solid corporate earnings and yields that were relatively flat across the maturity spectrum. Against this backdrop, we sought to capture extra yield for the fund by investing in alternative asset classes. However, this once-successful strategy unraveled in 2007 as what began as an isolated problem of loan performance within the subprime mortgage sector expanded into broad investor skepticism about the creditworthiness of asset-backed securities. Market liquidity all but evaporated in the securitized sector of the market, causing fixed-income investors to flee to the safety of Treasury investments. Virtually all funds with risk exposure underperformed the benchmark, and this fund was no exception.

As the dimension of the credit crunch became clear in the summer and fall of 2007, we took several steps to adjust the fund's risk profile. One measure of this effort is that by the end of the period, the percentage of the fund invested in collateralized mortgage-backed securities had declined from 15% to 13%, while high-yield investments went from 6% to 4.5%. However, these numbers don't tell the full story. Even more important were our efforts to upgrade the quality of holdings, whether by seeking out more senior securities within an issuer's capital structure, finding less-volatile corporate bond substitutes for high-yield holdings or shifting into securities backed by credit cards and auto loans rather than mortgages.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	9.51
Class B	9.51
Class C	9.51
Class Z	9.51

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.45
Class B	0.38
Class C	0.38
Class Z	0.48

1The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

Portfolio Managers' Report (continued) – Columbia Total Return Bond Fund

Portfolio structure

as of 03/31/08 (%)

Mortgage-backed securities	32.0
Corporate fixed-income
bonds & notes	27.7
Government & agency obligations	14.4
Commercial mortgage-backed
securities	13.5
Asset-Backed Securities	8.6
Collateralized mortgage
obligations	8.1
Cash and equivalents, net other assets and liabilities	–4.3

Maturity breakdown

as of 03/31/08 (%)

0-1 year	6.6
1-5 years	40.7
5-10 years	42.2
10-20 years	4.3
20+ years	6.2

Maturity breakdown and portfolio structure are calculated as a percentage of net assets.

The fund is actively managed and the composition of its portfolio will change over time.

Quality breakdown

as of 03/31/08

Treasury	8.3
Agency	30.4
AAA	31.8
AA	3.5
A	8.2
BBB	12.5
BB	1.6
B	2.3
CCC	0.9
Not Rated	0.5

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

SEC yields

as of 03/31/08 (%)

Class A	4.55
Class B	3.91
Class C	3.91
Class Z	4.98

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Looking ahead

Although a lower risk profile would have improved returns during this reporting period, it is important to note that the portfolio has deliberately underweighted the Treasury and agency sectors. Even the fund's reduced high-yield holdings are above the benchmark, which carries no high-yield component whatsoever. That's because the recent flight to quality of the past six months has resulted in an unusually wide gap between the yields on Treasury and agency securities and the rest of the fixed income market. In fact, market sectors are currently valued at their cheapest levels in over 20 years. As a result, we believe that the fund is being compensated for whatever risks we elect to bear. Although it is impossible to predict exactly when the market will return to more normal valuations, we believe the portfolio is now positioned to benefit from such a shift.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data—Columbia Management Advisors, LLC.

6

Fund Profile – Columbia Short Term Bond Fund

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 5.13% without sales charge.

■  The fund trailed its benchmark but outperformed the average return of its peer group.

■  The fund's high quality orientation was helpful to relative performance during a period when U.S. Treasury securities easily outperformed other sectors of the fixed-income market.

Portfolio Management

Leonard Aplet has co-managed the Columbia Short Term Bond Fund since October 2004, and has been with the advisor or its predecessors or affiliate organizations since 1987.

Ronald Stahl has co-managed the fund since November 2006, and has been with the advisor or its predecessors or affiliate organizations since 1998.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+5.13%

Class A shares (without sales charges)

+8.99%

Merrill Lynch 1-3 Year U.S. Treasury Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

7

Performance Information – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.73
Class B	1.48
Class C	1.48
Class Z	0.48

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.71
Class B	1.46
Class C	1.46
Class Z	0.46

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	15,278	15,123
Class B	14,324	14,324
Class C	14,396	14,396
Class Z	15,625	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	10/02/92		06/07/93		10/02/92		09/30/92
Sales charge	without	with	without	with	without	with	without
1-year	5.13	4.07	4.35	1.35	4.80	3.80	5.39
5-year	2.93	2.73	2.19	2.19	2.39	2.39	3.19
10-year	4.33	4.22	3.66	3.66	3.71	3.71	4.56

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

8

Understanding Your Expenses – Columbia Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.50	1,021.35	3.70	3.69	0.73
Class B	1,000.00	1,000.00	1,024.70	1,017.60	7.49	7.47	1.48
Class C	1,000.00	1,000.00	1,025.80	1,019.80	5.27	5.25	1.04
Class Z	1,000.00	1,000.00	1,028.80	1,022.60	2.43	2.43	0.48

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

9

Portfolio Managers' Report – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	9.89
Class B	9.89
Class C	9.88
Class Z	9.87

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.44
Class B	0.37
Class C	0.41
Class Z	0.47

Top 10 holdings

as of 03/31/08 (%)

Federal Home Loan Mortgage Corp. 5.500% 08/01/21	2.9
Countrywide Home Loan Mortgage Pass Through Trust 5.500% 09/25/35	2.0
U.S. Treasury Notes 4.875% 06/30/09	1.9
Federal Home Loan Mortgage Corp. 6.625% 09/15/09	1.8
United States Treasury Bonds 4.875% 05/31/11	1.7
Washington Mutual Mortgage Pass-Through Certificates 5.544% 01/25/37	1.7
Federal National Mortgage Association 4.000% 09/02/08	1.7
United States Treasury Notes 4.500% 05/15/10	1.4
Washington Mutual Mortgage Pass-Through Certificates 5.648% 11/25/36	1.3
JPMorgan Mortgage Trust 6.044% 10/25/36	1.3

For the 12-month period that ended March 31, 2008, Class A shares of Columbia Short Term Bond Fund returned 5.13% without sales charge. The fund trailed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index, which returned 8.99%.1 The fund's return was higher than the 2.17% average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification.2 The fund's high quality orientation aided its performance relative to its peer group during a period when Treasury securities were the single best-performing fixed-income asset class.

A challenging period for fixed income markets

Early in 2007, higher delinquency rates among so-called "subprime" mortgages raised a red flag with fixed income investors. As the year wore on, the loss of confidence in the mortgage sector spread to a wide range of securitized investments, which resulted in a dramatic reduction in market liquidity for these sectors and a corresponding increase in demand for Treasury securities. Against this backdrop, the fund's emphasis on high-quality bonds aided performance. Our decision to reduce the fund's corporate bond holdings also worked well, as did our decision to retain exposure to the utility and energy sectors, as these industries outperformed the rest of the corporate market.

Mortgage holdings detracted from performance

Although the fund's quality emphasis was a plus during the period, positions outside the Treasury market detracted from performance. During the period, we added to the fund's holdings in commercial mortgage backed securities (CMBS) and other asset-backed securities, a move that proved premature as investors flocked to Treasuries. The fund was also hurt by heavy exposure to the banking, brokerage and financial sectors, which underperformed the rest of the corporate bond market.

Maturity positioning a performance plus

Although credit quality was the single most important performance factor over the past 12 months, the fund also benefited from its maturity profile. Between September 2007 and March 31, 2008, the Federal Reserve reduced the federal funds rate by three percentage points, bringing yields on short-term securities down more than yields on longer maturities. This movement in yields was a good match for the fund's bulleted portfolio structure, which emphasized securities with maturities in the 1.5 to 2-year range. We also made tactical adjustments to overall portfolio duration in an effort to take advantage of the volatility in interest rates. Duration is a measure of the fund's interest rate sensitivity.

1The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

10

Portfolio Managers' Report (continued) – Columbia Short Term Bond Fund

Looking ahead

Because there is considerable uncertainty about the strength of the economy and the Federal Reserve's ability to stimulate economic growth without increasing inflationary pressures, we have not made any significant bets regarding the future direction of interest rates. We plan to position the fund's duration in line with the index and look for tactical opportunities to make any adjustments to that positioning as they arise. We also plan to continue to emphasize high quality investments, maintaining an average credit quality of AA. The fund remains overweight relative to its benchmark in the corporate and mortgage-related sectors, consistent with our longstanding philosophy of seeking attractive yields. We believe that this strategy has worked for the fund over the long term and has the potential to provide shareholders with attractive, competitive returns once market volatility subsides.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data—Columbia Management Advisors, LLC.

Portfolio structure

as of 03/31/08 (%)

Collateralized mortgage obligations	24.3
Corporate fixed-income bonds & notes	23.1
Government & agency obligations	17.2
Mortgage-backed securities	13.8
Asset backed securities	10.9
Commercial mortgage-backed securities	7.6
Cash and equivalents, net other assets and liabilities	3.1

The fund is actively managed and the composition of its portfolio will change over time. Top 10 holdings and portfolio structure are calculated as a percentage of net assets.

Quality breakdown

as of 03/31/08 (%)

Treasury	7.7
Agency	26.8
Aaa	38.2
Aa	11.4
A	9.9
Baa	6.0

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

SEC yields

as of 03/31/08 ($)

Class A	3.79
Class B	3.03
Class C	3.50
Class Z	4.10

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

11

Fund Profile – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–4.22%

Class A shares (without sales charge)

–3.24%

Credit Suisse High Yield Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned negative 4.22% without sales charge.

■  In an environment of weak economic growth, the performance of the fund, its benchmark and the average fund in its peer group were all negative.

■  We believe that an emphasis on utilities, energy and health care, which were the top performing industries within high yield for the period, helped the fund hold up better than its peer group.

Effective February 28, 2008, the fund converted to a stand-alone fund. Prior to February 28, 2008, the fund operated in a master-feeder structure.

Portfolio Management

The fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-advisor to the fund. J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for the fund, and has been a portfolio manager for the fund since its inception.

12

Performance Information – Columbia High Income Fund

Growth of a $10,000 investment 02/14/00 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia High Income Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The return for the index shown is from January 31, 2000.

Performance of a $10,000 investment   Inception – 03/31/08 ($)

Sales charge	without	with
Class A	17,622	16,783
Class B	16,603	16,603
Class C	16,532	16,532
Class Z	18,047	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.16
Class B	1.91
Class C	1.91
Class Z	0.91

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	02/14/00		02/17/00		03/08/00		02/14/00
Sales charge	without	with	without	with	without	with	without
1-year	–4.22	–8.73	–4.95	–9.36	–4.98	–5.86	–4.05
5-year	8.69	7.65	7.88	7.60	7.91	7.91	8.95
Life	7.22	6.58	6.44	6.44	6.43	6.43	7.54

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

13

Understanding Your Expenses – Columbia High Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	956.60	1,019.20	5.67	5.86	1.16
Class B	1,000.00	1,000.00	952.90	1,015.44	9.33	9.62	1.91
Class C	1,000.00	1,000.00	952.60	1,015.45	9.32	9.62	1.91
Class Z	1,000.00	1,000.00	958.10	1,020.45	4.45	4.60	0.91

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

14

Portfolio Managers' Report – Columbia High Income Fund

For the 12-month period that ended March 31, 2008, the fund's Class A shares returned negative 4.22% without sales charge, compared with negative 3.24% for its benchmark, the Credit Suisse High Yield Index.1 The fund held up better than the average fund in its peer group, the Lipper High Current Yield Funds Classification, which returned negative 4.56%.2 We believe the fund had more exposure than its peer group to utilities, energy and health care, which were the top performing industries for the period. We also did well to underweight housing, which was a poor performer. However, the fund had more exposure to financials and gaming/leisure, which detracted from performance because of their weak returns for the period.

Utilities, energy and health care exposure aided returns

In the utilities sector, Calpine, a major North American provider of electricity and related products, was one of the fund's top performers. As the company exited bankruptcy, our notes were tendered. AES Corp, which reported strong results, was another top performer. In addition, El Paso Corporation, as well as its natural gas transmission subsidiaries, such as ANR Pipeline, benefited from continued expansion of its exploration and production activities. Some of the fund's other utility positions, including Reliant Energy, got a boost after Wall Street analysts highlighted utilities as an undervalued "quality" sector.

Within the energy sector, many of the fund's holdings reported earnings growth that exceeded Wall Street expectations during the period, including Mariner Energy, Stone Energy and Whiting Petroleum—all oil and natural gas exploration and production companies. Parker Drilling was another strong performer from this group.

The fund's health care investments also produced positive results relative to the market. Alliance Imaging, a diagnostic imaging provider, benefited as lawmakers targeted imaging as a potential source of savings for Medicare. Biomet, Inc., was another positive performer.

Airlines, financials, forest products/containers and media disappointed

Although fund holdings Delta and Northwest Airlines reported improved profits and increased fares, both companies suffered as the airline industry faced continued pressure from rising oil prices. These positions were a drag on the fund's overall performance. We decreased the fund's exposure to Delta but continue to favor both airlines in an environment where we believe that further consolidation is likely.

As subprime concerns plagued the financial markets, the fund's overweight in the financials sector had a negative impact on relative performance. While the fund is not invested directly in sub-prime loans, it had exposure to several companies that had

1The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper High Current Yield Funds Classification aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	8.03
Class B	8.01
Class C	7.97
Class Z	8.10

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.72
Class B	0.65
Class C	0.65
Class Z	0.74

Top 10 holdings

as of 03/31/08 (%)

Sovereign Real Estate Investment Corp. 12.00%	1.1
ANR Pipeline Co. 9.625% 11/01/21	1.1
GMAC LLC 8.000% 11/01/31	1.0
AMR Real Estate Partners, LP 8.125% 06/01/12	1.0
Texas Competitive Electric Holdings Co. LLC 6.596% 10/10/14	0.9
Lucent Technologies, Inc. 6.450% 03/15/29	0.9
Boyd Gaming Corp. 7.750% 12/15/12	0.9
Community Health Systems, Inc. 5.335% 07/25/14	0.9
Reliant Energy Inc. 7.875% 06/15/17	0.9
Trustreet Properties Inc. 7.500% 04/01/15	0.9

15

Portfolio Managers' Report (continued) – Columbia High Income Fund

Maturity breakdown

as of 03/31/08 (%)

0 – 1 year	15.4
1 – 3 years	3.2
3 – 5 years	16.4
5 – 7 years	32.3
7 – 10 years	22.8
10 – 15 years	2.4
15 years and over	7.5

Portfolio structure

as of 03/31/08 (%)

Corporate fixed-income bonds & notes	84.9
Common stocks	1.6
Preferred stocks	1.2
Convertible bonds	1.0
Convertible preferred stock	0.7
Warrants	0.0
Cash and Equivalents, net other assets and liabilities	10.6

Maturity breakdown, top 10 holdings and portfolio structure are calculated as a percentage of net assets.

The fund is actively managed and the composition of its portfolio will change over time.

Quality breakdown

as of 03/31/08 (%)

A & Above	2.2
BBB	8.0
BB	26.1
B	42.7
CCC	9.0
D	0.4
Not Rated	1.7
Cash and Equivalents	9.9

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

SEC yields

as of 03/31/08 (%)

Class A	7.41
Class B	7.02
Class C	7.03
Class Z	8.04

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

indirect ties to this area. GMAC, for example, owns Residential Capital, a mortgage lender with exposure to sub-prime auto loans. Despite GMAC's liquidity, it suffered by association. In addition, Hub International Holdings, a North American insurance broker, and Sovereign Bank, also underperformed.

Elsewhere in the portfolio, investments in forest product and container companies performed poorly relative to the market due to dismal prices. Bowater, Inc., the largest newsprint maker in North America, posted losses stemming predominantly from merger-related costs. Georgia Pacific also suffered because of its exposure to paper. In the media/telecommunications sector, positions in Morris Publishing, a newspaper company, and Paxson Communications (now Ion Media Networks) were two of the fund's weaker performers.

Looking ahead

With approximately an eight percentage point difference in yield between Treasuries and high-yield bonds, plus a lack of real liquidity in the credit markets, we believe there are signs pointing to a consumer-led recession. Although the Federal Reserve board took steps to prevent a meltdown of major banks, it has little power to address the quality of their loan portfolios and the shortage of equity capital. In this environment, we remain cautious in our approach to the high yield market and we plan to continue to focus our disciplined security selection process. However, we continue to find selected opportunities with relatively high yields and we plan to take advantage of these opportunities where we see them.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Source for all security-specific commentary—MacKay Shields LLC.

Source for all statistical data—Columbia Management Advisors, LLC.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

16

Investment Portfolio – Columbia Total Return Bond Fund

March 31, 2008

Mortgage-Backed Securities – 32.0%
	Par ($) (a)	Value ($)
Federal Home Loan Mortgage Corp.
5.000% 08/01/35	70,944,203	70,357,957
5.000% 03/01/37	8,572,441	8,496,271
5.000% 04/01/37	20,167,600	19,988,403
5.500% 12/01/17	193,630	198,593
5.500% 12/01/18	1,442,221	1,478,624
5.500% 07/01/19	1,050,823	1,075,777
5.500% 12/01/36	5,999,060	6,065,107
5.500% 04/01/37	55,625	56,224
5.500% 05/01/37	65,928,683	66,637,600
5.945% 04/01/37 (b)	4,914,111	5,009,955
6.000% 05/01/17	89,142	91,937
8.000% 11/01/09	6,426	6,651
8.000% 04/01/10	5,514	5,722
8.500% 11/01/26	157,557	174,519
TBA,
6.000% 04/01/38 (c)	24,000,000	24,607,488
Federal National Mortgage Association
5.000% 02/01/36	88,514,112	87,736,076
5.163% 09/01/35 (b)(c)	14,992,607	15,273,766
5.500% 11/01/36	6,437,512	6,506,390
5.500% 01/01/37	3,442,331	3,479,163
5.500% 03/01/37	13,592,385	13,733,859
5.500% 04/01/37	15,388,947	15,549,119
5.500% 05/01/37	36,481,203	36,860,910
5.839% 07/01/37 (b)	735,719	736,923
5.991% 06/01/32 (b)	32,874	33,643
6.080% 07/01/32 (b)	286,787	295,902
6.500% 08/01/37	8,280,991	8,583,610
6.500% 11/01/37	21,534,744	22,321,706
7.000% 10/01/11	122,999	128,442
7.199% 08/01/36 (b)	46,594	47,699
8.000% 12/01/09	31,098	31,207
10.000% 09/01/18	59,353	69,789
TBA,
5.000% 04/01/38 (c)	65,500,000	64,824,564
6.000% 04/01/38 (c)	64,466,000	66,037,359
Government National Mortgage Association
7.000% 01/15/30	918,503	982,397
7.500% 12/15/23	906,559	977,180
7.500% 07/20/28	368,179	395,593
8.000% 05/15/17	11,874	12,925
8.500% 02/15/25	104,563	115,517
9.500% 09/15/09	428	445
13.000% 01/15/11	1,992	2,292
13.000% 02/15/11	1,347	1,549
Total Mortgage-Backed Securities (cost of $540,156,389)		548,988,853

Corporate Fixed-Income Bonds & Notes – 27.7%
	Par ($) (a)		Value ($)
Basic Materials – 0.4%
Chemicals – 0.2%
Chemtura Corp.
6.875% 06/01/16		270,000	240,300
Huntsman International LLC
6.875% 11/15/13 (d)	EUR	155,000	237,365
7.875% 11/15/14		315,000	333,900
Ineos Group Holdings PLC
8.500% 02/15/16 (d)		295,000	229,362
Lubrizol Corp.
6.500% 10/01/34		1,505,000	1,508,779
MacDermid, Inc.
9.500% 04/15/17 (d)		200,000	179,000
Mosaic Co.
7.875% 12/01/16 (d)		335,000	360,125
NOVA Chemicals Corp.
6.500% 01/15/12		335,000	311,550
Terra Capital, Inc.
7.000% 02/01/17		85,000	83,831
Chemicals Total			3,484,212
Forest Products & Paper – 0.1%
Abitibi-Consolidated, Inc.
8.375% 04/01/15		485,000	249,775
Domtar Corp.
7.125% 08/15/15		330,000	311,025
Georgia-Pacific Corp.
8.000% 01/15/24		355,000	312,400
NewPage Corp.
10.000% 05/01/12 (d)		220,000	223,300
12.000% 05/01/13		70,000	70,175
Forest Products & Paper Total			1,166,675
Metals & Mining – 0.1%
FMG Finance Ltd.
10.625% 09/01/16 (d)		470,000	528,750
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17		735,000	780,019
Noranda Aluminium Holding Corp.
PIK,
10.488% 11/15/14 (b)(d)		260,000	191,100
Metals & Mining Total			1,499,869
Basic Materials Total			6,150,756
Communications – 2.7%
Media – 1.5%
Atlantic Broadband Finance LLC
9.375% 01/15/14		180,000	158,400

See Accompanying Notes to Financial Statements.

17

Columbia Total Return Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Cablevision Systems Corp.
8.000% 04/15/12	310,000	301,475
CanWest MediaWorks LP
9.250% 08/01/15 (d)	365,000	335,800
Charter Communications Holdings I LLC
11.000% 10/01/15	265,000	184,175
Clear Channel Communications, Inc.
5.500% 12/15/16	65,000	42,900
CMP Susquehanna Corp.
9.875% 05/15/14	340,000	234,600
Comcast Cable Holdings LLC
9.875% 06/15/22	2,159,000	2,671,307
Comcast Corp.
6.300% 11/15/17	4,890,000	4,949,316
6.950% 08/15/37	680,000	681,363
CSC Holdings, Inc.
7.625% 04/01/11	460,000	454,825
7.625% 07/15/18	200,000	182,500
Dex Media, Inc.
(e) 11/15/13 (9.000% 11/15/08)	600,000	432,000
DirecTV Holdings LLC
6.375% 06/15/15	430,000	400,975
EchoStar DBS Corp.
6.625% 10/01/14	515,000	468,650
Idearc, Inc.
8.000% 11/15/16	605,000	391,737
Lamar Media Corp.
6.625% 08/15/15	340,000	299,200
Local TV Finance LLC
PIK,
9.250% 06/15/15 (d)	170,000	136,213
Quebecor Media, Inc.
7.750% 03/15/16	230,000	209,875
7.750% 03/15/16 (d)	270,000	246,375
R.H. Donnelley Corp.
8.875% 01/15/16	265,000	167,612
8.875% 10/15/17 (d)	500,000	312,500
Reader's Digest Association, Inc.
9.000% 02/15/17 (d)	170,000	113,475
Time Warner, Inc.
5.875% 11/15/16	980,000	931,935
TL Acquisitions, Inc.
10.500% 01/15/15 (d)	420,000	361,200
Univision Communications, Inc.
PIK,
9.750% 03/15/15 (d)	220,000	133,100
Viacom, Inc.
5.750% 04/30/11	11,195,000	11,314,227
Media Total		26,115,735

	Par ($) (a)		Value ($)
Telecommunication Services – 1.2%
AT&T, Inc.
4.950% 01/15/13		805,000	807,728
5.625% 06/15/16		4,110,000	4,121,656
Citizens Communications Co.
7.875% 01/15/27		445,000	381,588
Cricket Communications, Inc.
9.375% 11/01/14 (f)		985,000	933,287
Digicel Group Ltd.
8.875% 01/15/15 (d)		575,000	480,125
Hellas Telecommunications Luxembourg II
10.008% 01/15/15 (b)(d)		145,000	103,675
Inmarsat Finance II PLC
(e) 11/15/12 (10.375% 11/15/08)		315,000	305,550
Intelsat Bermuda, Ltd.
11.250% 06/15/16		345,000	349,744
Intelsat Intermediate Holdings Co., Ltd. (e) 02/01/15 (9.250% 02/01/10)		230,000	195,500
Lucent Technologies, Inc.
6.450% 03/15/29		450,000	321,750
MetroPCS Wireless, Inc.
9.250% 11/01/14		485,000	446,200
Nextel Communications, Inc.
6.875% 10/31/13		995,000	786,050
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (d)	EUR	245,000	363,586
Orascom Telecom Finance SCA
7.875% 02/08/14 (d)		170,000	157,675
PanAmSat Corp.
9.000% 08/15/14		685,000	690,137
Qwest Communications International, Inc.
7.500% 02/15/14		495,000	465,300
Qwest Corp.
7.500% 10/01/14		110,000	107,250
7.500% 06/15/23		765,000	667,463
Rural Cellular Corp.
6.076% 06/01/13 (b)		260,000	260,000
8.989% 11/01/12 (b)		345,000	345,000
Syniverse Technologies, Inc.
7.750% 08/15/13		180,000	169,650
Telefonica Emisiones SAU
6.221% 07/03/17 (f)		1,075,000	1,081,703
6.421% 06/20/16		3,700,000	3,792,208
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		290,000	292,900
Verizon Communications, Inc.
6.250% 04/01/37 (f)		1,245,000	1,188,554

See Accompanying Notes to Financial Statements.

18

Columbia Total Return Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)		Value ($)
Virgin Media Finance PLC
8.750% 04/15/14	EUR	165,000	224,024
West Corp.
11.000% 10/15/16 (f)		305,000	257,725
Wind Acquisition Financial SA
PIK,
11.201% 12/21/11 (b)(g)		493,152	413,989
Windstream Corp.
8.625% 08/01/16		430,000	422,475
Telecommunication Services Total			20,132,492
Communications Total			46,248,227
Consumer Cyclical – 2.7%
Airlines – 0.2%
Continental Airlines, Inc.
7.461% 04/01/15		2,706,194	2,516,761
Airlines Total			2,516,761
Apparel – 0.0%
Levi Strauss & Co.
9.750% 01/15/15		535,000	532,994
Apparel Total			532,994
Auto Manufacturers – 0.1%
Ford Motor Co.
7.450% 07/16/31		505,000	333,300
General Motors Corp.
8.375% 07/15/33		1,285,000	905,925
Auto Manufacturers Total			1,239,225
Auto Parts & Equipment – 0.1%
ArvinMeritor, Inc.
8.125% 09/15/15		190,000	154,850
Commercial Vehicle Group, Inc.
8.000% 07/01/13		265,000	217,300
Goodyear Tire & Rubber Co.
8.625% 12/01/11		81,000	84,949
9.000% 07/01/15		232,000	245,340
Hayes Lemmerz Finance Luxembourg SA
8.250% 06/15/15 (d)	EUR	260,000	297,594
TRW Automotive, Inc.
7.000% 03/15/14 (d)		255,000	235,237
Auto Parts & Equipment Total			1,235,270
Distribution/Wholesale – 0.0%
Buhrmann U.S., Inc.
7.875% 03/01/15		300,000	280,500
Distribution/Wholesale Total			280,500
Entertainment – 0.1%
Six Flags, Inc.
9.625% 06/01/14		280,000	158,200

	Par ($) (a)	Value ($)
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (d)	270,000	230,850
WMG Acquisition Corp.
7.375% 04/15/14	255,000	196,350
WMG Holdings Corp.
(e) 12/15/14 (9.500% 12/15/09)	280,000	145,600
Entertainment Total		731,000
Home Builders – 0.1%
D.R. Horton, Inc.
5.625% 09/15/14	1,570,000	1,334,500
KB Home
5.875% 01/15/15	235,000	203,275
Lennar Corp.
6.500% 04/15/16	685,000	520,600
Home Builders Total		2,058,375
Home Furnishings – 0.0%
Sealy Mattress Co.
8.250% 06/15/14	220,000	183,700
Home Furnishings Total		183,700
Leisure Time – 0.0%
Royal Caribbean Cruises Ltd.
7.000% 06/15/13	400,000	374,049
Town Sports International, Inc.
(e) 02/01/14 (11.000% 02/01/09)	309,000	281,190
Leisure Time Total		655,239
Lodging – 0.4%
Boyd Gaming Corp.
6.750% 04/15/14	275,000	225,500
Buffalo Thunder Development Authority
9.375% 12/15/14 (d)	165,000	123,750
Greektown Holdings LLC
10.750% 12/01/13 (d)	405,000	368,550
Harrah's Operating Co., Inc.
5.625% 06/01/15	1,750,000	1,015,000
10.750% 02/01/16 (d)	585,000	492,862
Jacobs Entertainment, Inc.
9.750% 06/15/14	265,000	198,750
Majestic Star LLC
9.750% 01/15/11	330,000	128,700
Marriott International, Inc.
5.625% 02/15/13	2,740,000	2,645,004
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (d)	585,000	514,800
MGM Mirage
7.500% 06/01/16	480,000	432,000
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (d)	485,000	381,938

See Accompanying Notes to Financial Statements.

19

Columbia Total Return Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Snoqualmie Entertainment Authority
6.936% 02/01/14 (b)(d)	55,000	44,825
9.125% 02/01/15 (d)	55,000	47,025
Station Casinos, Inc.
6.625% 03/15/18	395,000	219,225
Lodging Total		6,837,929
Retail – 1.7%
AmeriGas Partners LP
7.125% 05/20/16	195,000	191,100
7.250% 05/20/15	120,000	118,200
Asbury Automotive Group, Inc.
8.000% 03/15/14	185,000	160,950
AutoNation, Inc.
6.258% 04/15/13 (b)	90,000	73,800
7.000% 04/15/14	130,000	115,375
CVS Pass-Through Trust
5.298% 01/11/27 (d)	3,223,312	3,076,200
6.036% 12/10/28 (d)	3,780,812	3,601,790
Hanesbrands, Inc.
8.204% 12/15/14 (b)	160,000	142,000
Home Depot, Inc.
5.875% 12/16/36	2,340,000	1,910,301
JC Penney Corp., Inc.
7.400% 04/01/37	5,660,000	5,231,532
KAR Holdings, Inc.
10.000% 05/01/15 (f)	225,000	194,625
Landry's Restaurants, Inc.
9.500% 12/15/14	240,000	234,000
Limited Brands, Inc.
7.600% 07/15/37	1,665,000	1,391,549
Phillips-Van Heusen Corp.
8.125% 05/01/13	290,000	294,350
Rite Aid Corp.
9.375% 12/15/15	465,000	365,025
Starbucks Corp.
6.250% 08/15/17	3,345,000	3,489,146
United Auto Group, Inc.
7.750% 12/15/16	275,000	237,875
Wal-Mart Stores, Inc.
4.125% 02/15/11	7,135,000	7,302,744
5.250% 09/01/35	1,685,000	1,491,261
Retail Total		29,621,823
Textiles – 0.0%
INVISTA
9.250% 05/01/12 (d)	265,000	270,962
Textiles Total		270,962
Consumer Cyclical Total		46,163,778

	Par ($) (a)	Value ($)
Consumer Non-Cyclical – 2.6%
Agriculture – 0.0%
Reynolds American, Inc.
7.625% 06/01/16	255,000	268,302
Agriculture Total		268,302
Beverages – 0.3%
Constellation Brands, Inc.
8.125% 01/15/12	240,000	242,400
Cott Beverages, Inc.
8.000% 12/15/11	195,000	157,950
SABMiller PLC
6.200% 07/01/11 (d)	3,720,000	3,954,795
Beverages Total		4,355,145
Biotechnology – 0.0%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	240,000	240,600
Biotechnology Total		240,600
Commercial Services – 0.2%
ACE Cash Express, Inc.
10.250% 10/01/14 (d)	190,000	154,850
ARAMARK Corp.
8.500% 02/01/15 (f)	270,000	270,675
Ashtead Capital, Inc.
9.000% 08/15/16 (d)	15,000	12,150
Ashtead Holdings PLC
8.625% 08/01/15 (d)	335,000	268,000
Corrections Corp. of America
6.250% 03/15/13	240,000	235,200
GEO Group, Inc.
8.250% 07/15/13	355,000	357,662
Hertz Corp.
8.875% 01/01/14	205,000	194,238
Iron Mountain, Inc.
7.750% 01/15/15	320,000	321,600
Rental Service Corp.
9.500% 12/01/14	215,000	179,525
Seminole Indian Tribe of Florida
7.804% 10/01/20 (d)	340,000	336,501
Service Corp. International
6.750% 04/01/16	190,000	183,825
7.375% 10/01/14	35,000	35,044
United Rentals North America, Inc.
6.500% 02/15/12	235,000	212,675
Commercial Services Total		2,761,945
Food – 0.8%
ConAgra Foods, Inc.
7.000% 10/01/28	8,135,000	8,241,365

See Accompanying Notes to Financial Statements.

20

Columbia Total Return Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Dean Foods Co.
7.000% 06/01/16	250,000	218,750
Dole Food Co., Inc.
8.625% 05/01/09	228,000	198,360
Kraft Foods, Inc.
6.500% 08/11/17	3,065,000	3,144,534
Kroger Co.
8.000% 09/15/29	970,000	1,095,572
Pinnacle Foods Finance LLC
9.250% 04/01/15	335,000	296,475
Reddy Ice Holdings, Inc.
(e) 11/01/12 (10.500% 11/01/08)	355,000	289,325
Smithfield Foods, Inc.
7.750% 07/01/17	325,000	316,875
Food Total		13,801,256
Healthcare Services – 0.2%
Community Health Systems, Inc.
8.875% 07/15/15	385,000	386,444
DaVita, Inc.
7.250% 03/15/15	440,000	429,000
HCA, Inc.
9.250% 11/15/16	120,000	124,500
PIK,
9.625% 11/15/16	790,000	819,625
Tenet Healthcare Corp.
9.875% 07/01/14	595,000	575,663
U.S. Oncology Holdings, Inc.
PIK,
7.949% 03/15/12	205,462	158,205
Healthcare Services Total		2,493,437
Household Products/Wares – 0.2%
American Greetings Corp.
7.375% 06/01/16	260,000	258,050
Amscan Holdings, Inc.
8.750% 05/01/14	395,000	346,612
Clorox Co.
5.950% 10/15/17	1,390,000	1,391,963
Fortune Brands, Inc.
5.125% 01/15/11	1,565,000	1,566,811
Jarden Corp.
7.500% 05/01/17	325,000	284,375
Jostens IH Corp.
7.625% 10/01/12	265,000	257,712
Household Products/Wares Total		4,105,523
Pharmaceuticals – 0.9%
Abbott Laboratories
5.600% 05/15/11 (f)	7,000,000	7,431,739
Elan Finance PLC
8.875% 12/01/13	505,000	474,700

	Par ($) (a)	Value ($)
NBTY, Inc.
7.125% 10/01/15	270,000	257,850
Omnicare, Inc.
6.750% 12/15/13	450,000	401,625
Warner Chilcott Corp.
8.750% 02/01/15	370,000	370,000
Wyeth
5.500% 02/01/14	4,475,000	4,635,232
5.500% 02/15/16	2,150,000	2,192,295
Pharmaceuticals Total		15,763,441
Consumer Non-Cyclical Total		43,789,649
Energy – 4.0%
Coal – 0.0%
Arch Western Finance LLC
6.750% 07/01/13	355,000	354,113
Massey Energy Co.
6.875% 12/15/13	390,000	377,325
Coal Total		731,438
Energy-Alternate Sources – 0.0%
VeraSun Energy Corp.
9.375% 06/01/17 (d)	255,000	174,675
Energy-Alternate Sources Total		174,675
Oil & Gas – 2.0%
Canadian Natural Resources Ltd.
6.250% 03/15/38	4,745,000	4,551,205
Chesapeake Energy Corp.
7.500% 06/15/14	470,000	481,750
Cimarex Energy Co.
7.125% 05/01/17	270,000	267,975
Compton Petroleum Corp.
7.625% 12/01/13	265,000	253,737
Forest Oil Corp.
8.000% 12/15/11	225,000	234,562
Gazprom International SA
7.201% 02/01/20 (d)	2,962,124	3,003,593
Hess Corp.
7.300% 08/15/31	5,280,000	5,948,839
KCS Energy, Inc.
7.125% 04/01/12	305,000	288,225
Marathon Oil Corp.
6.000% 07/01/12	2,415,000	2,527,713
6.000% 10/01/17	3,000,000	3,043,320
Newfield Exploration Co.
6.625% 04/15/16	225,000	220,500
Nexen, Inc.
5.875% 03/10/35	2,745,000	2,498,005

See Accompanying Notes to Financial Statements.

21

Columbia Total Return Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
OPTI Canada, Inc.
8.250% 12/15/14	330,000	326,700
PetroHawk Energy Corp.
9.125% 07/15/13	165,000	169,537
Pioneer Natural Resources Co.
5.875% 07/15/16	235,000	214,018
Qatar Petroleum
5.579% 05/30/11 (d)	1,932,833	1,989,341
Quicksilver Resources, Inc.
7.125% 04/01/16	330,000	318,450
Southwestern Energy Co.
7.500% 02/01/18 (d)	310,000	320,850
Talisman Energy, Inc.
5.850% 02/01/37	2,210,000	1,937,653
Tesoro Corp.
6.625% 11/01/15	265,000	245,125
United Refining Co.
10.500% 08/15/12	260,000	257,400
Valero Energy Corp.
6.625% 06/15/37 (h)	3,885,000	3,713,532
6.875% 04/15/12	2,035,000	2,187,485
Oil & Gas Total		34,999,515
Oil & Gas Services – 0.0%
Seitel, Inc.
9.750% 02/15/14	165,000	139,013
Oil & Gas Services Total		139,013
Pipelines – 2.0%
Atlas Pipeline Partners LP
8.125% 12/15/15	220,000	223,850
Duke Capital LLC
4.370% 03/01/09	4,046,000	4,060,218
El Paso Corp.
6.875% 06/15/14	380,000	387,515
Energy Transfer Partners LP
6.000% 07/01/13	5,580,000	5,612,849
7.500% 07/01/38	5,580,000	5,594,140
Kinder Morgan Energy Partners LP
6.950% 01/15/38	2,220,000	2,178,639
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	260,000	246,350
MarkWest Energy Partners LP
8.500% 07/15/16	270,000	272,025
ONEOK Partners LP
6.850% 10/15/37	1,435,000	1,420,063
Plains All American Pipeline LP
6.650% 01/15/37	2,835,000	2,685,658
TEPPCO Partners LP
7.625% 02/15/12	3,991,000	4,245,801

	Par ($) (a)	Value ($)
TransCanada Pipelines Ltd.
6.350% 05/15/67 (b)	7,345,000	6,492,128
Pipelines Total		33,419,236
Energy Total		69,463,877
Financials – 9.9%
Banks – 3.8%
Bank of New York Mellon Corp.
4.500% 04/01/13 (h)	10,780,000	10,856,452
Chinatrust Commercial Bank
5.625% 12/29/49 (b)(d)	1,220,000	1,095,865
First Union National Bank
5.800% 12/01/08	7,489,000	7,580,575
HSBC Bank USA
3.875% 09/15/09	6,645,000	6,599,096
JPMorgan Chase & Co.
5.375% 10/01/12	3,650,000	3,789,915
6.000% 01/15/18	4,480,000	4,671,838
Lloyds TSB Group PLC
6.267% 12/31/49 (b)(d)	3,200,000	2,454,339
M&I Marshall & Ilsley Bank
5.300% 09/08/11	3,640,000	3,633,317
Marshall & Ilsley Corp.
4.375% 08/01/09	1,330,000	1,308,177
PNC Funding Corp.
5.125% 12/14/10	4,491,000	4,532,245
5.625% 02/01/17	1,880,000	1,791,217
Regions Financing Trust II
6.625% 05/15/47 (b)	1,520,000	1,025,050
Union Planters Corp.
4.375% 12/01/10	2,955,000	3,008,675
USB Capital IX
6.189% 04/15/42 (b)	5,645,000	4,191,412
Wachovia Bank N.A.
6.600% 01/15/38	2,195,000	2,033,716
Wachovia Capital Trust III
5.800% 03/15/42 (b)	4,385,000	3,124,313
Wells Fargo & Co.
5.300% 08/26/11	3,515,000	3,639,565
Banks Total		65,335,767
Diversified Financial Services – 4.2%
Capital One Capital IV
6.745% 02/17/37 (b)	3,510,000	2,506,337
Capital One Financial Corp.
5.700% 09/15/11	6,635,000	6,258,663
6.750% 09/15/17	785,000	744,629
CDX North America High Yield
8.750% 12/29/12 (d)	2,970,000	2,825,212

See Accompanying Notes to Financial Statements.

22

Columbia Total Return Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
CIT Group Funding Co. of Canada
5.200% 06/01/15	640,000	478,710
CIT Group, Inc.
5.850% 09/15/16 (f)	2,405,000	1,848,707
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (d)	6,000,000	6,628,590
Countrywide Home Loan, Inc.
3.250% 05/21/08	6,865,000	6,732,505
Eaton Vance Corp.
6.500% 10/02/17	3,015,000	3,214,952
Ford Motor Credit Co.
7.800% 06/01/12	570,000	470,178
8.000% 12/15/16	365,000	285,724
Fund American Companies, Inc.
5.875% 05/15/13	3,225,000	3,361,746
GMAC LLC
6.875% 09/15/11	1,931,000	1,477,918
8.000% 11/01/31	745,000	533,936
Goldman Sachs Capital II
5.793% 12/29/49 (b)	1,410,000	939,201
Goldman Sachs Group, Inc.
6.250% 09/01/17	7,065,000	7,110,477
HSBC Finance Corp.
5.875% 02/01/09	1,300,000	1,309,750
Lehman Brothers Holdings, Inc.
5.625% 01/24/13	7,965,000	7,744,887
LVB Acquisition Merger Sub, Inc.
11.625% 10/15/17 (d)	180,000	180,000
PIK,
10.375% 10/15/17 (d)	975,000	1,011,563
Merrill Lynch & Co., Inc.
5.700% 05/02/17 (h)	3,535,000	3,358,038
Morgan Stanley
5.750% 10/18/16	3,990,000	3,858,330
Nuveen Investments, Inc.
10.500% 11/15/15 (d)	555,000	475,913
Prudential Funding LLC
6.600% 05/15/08 (d)	6,773,000	6,793,624
SLM Corp.
5.000% 10/01/13	190,000	143,013
5.375% 05/15/14	3,110,000	2,333,962
Diversified Financial Services Total		72,626,565
Insurance – 0.5%
Asurion Corp.
9.575% 07/02/15 (b)(g)	121,293	101,280
9.595% 07/02/15 (b)(g)	88,707	74,070
Crum & Forster Holdings Corp.
7.750% 05/01/17	315,000	298,462

	Par ($) (a)	Value ($)
HUB International Holdings, Inc.
10.250% 06/15/15 (d)	260,000	189,800
ING Groep NV
5.775% 12/29/49 (b)	2,460,000	2,095,854
Liberty Mutual Group, Inc.
7.500% 08/15/36 (d)	5,775,000	5,470,715
USI Holdings Corp.
9.750% 05/15/15 (d)	180,000	130,050
Insurance Total		8,360,231
Real Estate Investment Trusts (REITs) – 1.0%
Camden Property Trust
5.375% 12/15/13	5,483,000	5,147,380
Health Care Property Investors, Inc.
6.300% 09/15/16	6,285,000	5,378,816
Highwoods Properties, Inc.
5.850% 03/15/17	1,040,000	888,365
Hospitality Properties Trust
5.625% 03/15/17	2,730,000	2,189,359
Host Marriott LP
6.750% 06/01/16	425,000	397,375
Liberty Property LP
5.500% 12/15/16	3,310,000	2,925,871
Rouse Co. LP/TRC Co-Issuer, Inc.
6.750% 05/01/13 (d)	195,000	168,046
Real Estate Investment Trusts (REITs) Total		17,095,212
Savings & Loans – 0.4%
Washington Mutual Bank
5.125% 01/15/15	1,430,000	1,068,925
Washington Mutual Preferred Funding
6.534% 03/29/49 (b)(d)	9,810,000	5,169,379
World Savings Bank
4.500% 06/15/09	1,125,000	1,139,279
Savings & Loans Total		7,377,583
Financials Total		170,795,358
Industrial – 2.0%
Aerospace & Defense – 0.2%
DRS Technologies, Inc.
6.875% 11/01/13	320,000	313,600
L-3 Communications Corp.
5.875% 01/15/15	150,000	143,625
6.375% 10/15/15	260,000	254,150
Raytheon Co.
5.375% 04/01/13	2,200,000	2,310,301
7.200% 08/15/27	830,000	942,314
Aerospace & Defense Total		3,963,990

See Accompanying Notes to Financial Statements.

23

Columbia Total Return Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Electrical Components & Equipment – 0.1%
Belden, Inc.
7.000% 03/15/17	305,000	294,325
General Cable Corp.
7.104% 04/01/15 (b)	125,000	107,813
7.125% 04/01/17	155,000	148,025
Electrical Components & Equipment Total		550,163
Electronics – 0.0%
Flextronics International Ltd.
6.250% 11/15/14	300,000	276,000
Electronics Total		276,000
Engineering & Construction – 0.0%
Esco Corp.
8.625% 12/15/13 (d)	160,000	155,200
Engineering & Construction Total		155,200
Environmental Control – 0.1%
Aleris International, Inc.
10.000% 12/15/16	225,000	142,875
PIK,
9.000% 12/15/14	220,000	160,600
Allied Waste North America, Inc.
7.125% 05/15/16	240,000	239,400
7.875% 04/15/13	350,000	360,063
Environmental Control Total		902,938
Hand/Machine Tools – 0.0%
Baldor Electric Co.
8.625% 02/15/17	180,000	178,200
Hand/Machine Tools Total		178,200
Machinery – 0.3%
Caterpillar Financial Services Corp.
4.250% 02/08/13	3,315,000	3,310,730
John Deere Capital Corp.
4.950% 12/17/12	1,670,000	1,729,880
Machinery Total		5,040,610
Machinery-Construction & Mining – 0.0%
Terex Corp.
8.000% 11/15/17	480,000	477,600
Machinery-Construction & Mining Total		477,600
Machinery-Diversified – 0.0%
Columbus McKinnon Corp.
8.875% 11/01/13	225,000	232,875
Manitowoc Co., Inc.
7.125% 11/01/13	295,000	292,050
Machinery-Diversified Total		524,925

	Par ($) (a)	Value ($)
Miscellaneous Manufacturing – 0.3%
American Railcar Industries, Inc.
7.500% 03/01/14	230,000	202,400
Bombardier, Inc.
6.300% 05/01/14 (d)	305,000	289,750
General Electric Co.
5.000% 02/01/13	2,783,000	2,882,695
Koppers Holdings, Inc.
(e) 11/15/14 (9.875% 11/15/09)	260,000	225,550
TriMas Corp.
9.875% 06/15/12	224,000	194,880
Trinity Industries, Inc.
6.500% 03/15/14	295,000	286,150
Miscellaneous Manufacturing Total		4,081,425
Packaging & Containers – 0.1%
Berry Plastics Holding Corp.
10.250% 03/01/16	305,000	234,850
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	430,000	441,825
Jefferson Smurfit Corp.
8.250% 10/01/12	495,000	446,119
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13	550,000	569,250
Owens-Illinois, Inc.
7.500% 05/15/10	300,000	306,750
Solo Cup Co.
8.500% 02/15/14	195,000	164,775
Packaging & Containers Total		2,163,569
Transportation – 0.9%
BNSF Funding Trust I
6.613% 12/15/55 (b)	2,450,000	2,225,489
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	900,000	867,395
6.750% 07/15/11	4,184,000	4,472,888
CHC Helicopter Corp.
7.375% 05/01/14	375,000	373,594
Navios Maritime Holdings, Inc.
9.500% 12/15/14	280,000	278,950
PHI, Inc.
7.125% 04/15/13	205,000	188,088
QDI LLC
9.000% 11/15/10	290,000	181,250
Ship Finance International Ltd.
8.500% 12/15/13	255,000	258,825
TFM SA de CV
9.375% 05/01/12	320,000	330,400

See Accompanying Notes to Financial Statements.

24

Columbia Total Return Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Union Pacific Corp.
5.700% 08/15/18	2,775,000	2,758,938
6.650% 01/15/11	3,635,000	3,839,974
Transportation Total		15,775,791
Industrial Total		34,090,411
Technology – 0.3%
Computers – 0.1%
Sungard Data Systems, Inc.
9.125% 08/15/13	910,000	919,100
Computers Total		919,100
Semiconductors – 0.1%
Amkor Technology, Inc.
9.250% 06/01/16	205,000	197,313
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14	800,000	584,000
NXP BV/NXP Funding LLC
9.500% 10/15/15 (f)	255,000	209,737
Semiconductors Total		991,050
Software – 0.1%
Oracle Corp.
5.000% 01/15/11	4,005,000	4,108,537
Software Total		4,108,537
Technology Total		6,018,687
Utilities – 3.1%
Electric – 2.8%
AEP Texas Central Co.
6.650% 02/15/33	5,830,000	5,736,819
AES Corp.
7.750% 03/01/14	400,000	402,500
8.000% 10/15/17	670,000	678,375
Appalachian Power Co.
3.600% 05/15/08	1,804,000	1,802,885
CMS Energy Corp.
6.875% 12/15/15	260,000	258,358
Commonwealth Edison Co.
4.700% 04/15/15	1,125,000	1,071,174
5.900% 03/15/36	815,000	734,682
5.950% 08/15/16	3,430,000	3,483,875
6.950% 07/15/18	1,630,000	1,670,750
Duke Energy Corp.
5.300% 10/01/15	6,000,000	6,206,034
Dynegy Holdings, Inc.
7.125% 05/15/18	415,000	373,500
7.750% 06/01/19	260,000	243,100
Edison Mission Energy
7.000% 05/15/17	535,000	532,325

	Par ($) (a)	Value ($)
Energy Future Holdings Corp.
10.875% 11/01/17 (d)	360,000	363,600
Exelon Generation Co. LLC
6.200% 10/01/17	3,000,000	2,972,469
6.950% 06/15/11	800,000	848,728
FPL Energy National Wind LLC
5.608% 03/10/24 (d)	532,841	541,084
Hydro Quebec
8.500% 12/01/29	1,510,000	2,159,729
Intergen NV
9.000% 06/30/17 (d)	640,000	668,800
MidAmerican Energy Holdings Co.
5.000% 02/15/14	3,300,000	3,237,409
NRG Energy, Inc.
7.375% 02/01/16	315,000	308,700
7.375% 01/15/17	660,000	641,850
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (d)	305,000	295,850
Pacific Gas & Electric Co.
4.200% 03/01/11	3,476,000	3,490,266
6.050% 03/01/34	2,462,000	2,413,580
Progress Energy, Inc.
7.750% 03/01/31	3,000,000	3,518,214
Reliant Energy, Inc.
7.875% 06/15/17	220,000	218,900
Southern Power Co.
6.375% 11/15/36	965,000	917,798
Texas Competitive Electric Holdings Co.,
PIK,
10.500% 11/01/16 (d)	995,000	975,100
Windsor Financing LLC
5.881% 07/15/17 (d)	1,478,749	1,616,819
Electric Total		48,383,273
Gas – 0.3%
Atmos Energy Corp.
6.350% 06/15/17	2,065,000	2,110,909
Nakilat, Inc.
6.067% 12/31/33 (d)	2,140,000	1,944,639
Gas Total		4,055,548
Independent Power Producers – 0.0%
Mirant Americas Generation LLC
8.500% 10/01/21	80,000	72,600
Mirant North America LLC
7.375% 12/31/13	405,000	409,050
Independent Power Producers Total		481,650
Utilities Total		52,920,471
Total Corporate Fixed-Income Bonds & Notes (cost of $497,909,506)		475,641,214

See Accompanying Notes to Financial Statements.

25

Columbia Total Return Bond Fund

March 31, 2008

Government & Agency Obligations – 14.4%
	Par ($) (a)		Value ($)
Foreign Government Obligations – 5.9%
African Development Bank
1.950% 03/23/10	JPY	497,000,000	5,088,018
Aries Vermoegensverwaltungs GmbH
7.750% 10/25/09	EUR	750,000	1,233,922
Asian Development Bank/Pasig
1.150% 10/06/08 (i)	JPY	300,000,000	3,012,090
Belgium Government Bond
3.750% 09/28/15	EUR	1,305,000	2,024,460
Canada Housing Trust No. 1
3.950% 12/15/11	CAD	760,000	755,395
Corp. Andina de Fomento
6.375% 06/18/09	EUR	870,000	1,387,643
Eksportfinans A/S
1.800% 06/21/10	JPY	310,000,000	3,175,597
1.600% 03/20/14	JPY	150,000,000	1,553,052
European Investment Bank
0.751% 09/21/11 (b)	JPY	435,000,000	4,363,371
1.250% 09/20/12	JPY	50,000,000	510,163
3.625% 10/15/13	EUR	1,130,000	1,761,269
5.500% 12/07/11	GBP	190,000	388,470
Export Development Canada
0.880% 09/22/08	JPY	135,000,000	1,354,876
Federal Republic of Germany
4.250% 07/04/14	EUR	4,025,000	6,539,569
5.000% 07/04/12	EUR	3,780,000	6,281,152
Government of Canada
4.500% 06/01/15	CAD	325,000	342,968
5.000% 06/01/14	CAD	320,000	345,081
Inter-American Development Bank
1.900% 07/08/09	JPY	330,000,000	3,356,115
Kingdom of Norway
6.000% 05/16/11	NOK	4,155,000	849,587
Kingdom of Spain
5.000% 07/30/12	EUR	2,355,000	3,883,179
5.500% 07/30/17	EUR	500,000	868,754
Kingdom of Sweden
4.000% 12/01/09	SEK	1,405,000	236,979
5.500% 10/08/12	SEK	3,580,000	643,597
Kreditanstalt fuer Wiederaufbau
0.658% 08/08/11 (b)	JPY	400,000,000	4,013,202
4.375% 03/15/18 (f)		5,210,000	5,330,278
Netherlands Government Bond
3.250% 07/15/15	EUR	1,820,000	2,760,344
New South Wales Treasury Corp.
5.500% 08/01/14	AUD	330,000	282,150
Province of New Brunswick
5.200% 02/21/17 (h)		390,000	426,515
Province of Nova Scotia
5.125% 01/26/17 (f)		3,000,000	3,246,126
Province of Ontario
1.875% 01/25/10	JPY	415,000,000	4,247,680

	Par ($) (a)		Value ($)
Province of Quebec
5.125% 11/14/16	CAD	4,060,000	4,389,879
6.000% 10/01/12	CAD	550,000	588,365
Republic of Finland
5.375% 07/04/13	EUR	725,000	1,229,636
Republic of France
3.000% 10/25/15	EUR	1,865,000	2,765,055
4.000% 04/25/13	EUR	2,820,000	4,491,918
4.750% 10/25/12	EUR	2,355,000	3,864,218
Republic of Ireland
5.000% 04/18/13	EUR	1,000,000	1,658,523
Republic of Italy
4.250% 11/01/09	EUR	1,300,000	2,065,303
4.250% 02/01/15	EUR	1,385,000	2,218,097
Republic of Poland
5.750% 03/24/10	PLN	1,155,000	513,259
Swedish Export Credit
5.125% 03/01/17 (f)		310,000	331,359
United Kingdom Treasury
4.750% 06/07/10	GBP	571,000	1,153,350
5.000% 09/07/14	GBP	1,855,000	3,886,956
8.000% 09/27/13	GBP	450,000	1,066,790
Foreign Government Obligations Total			100,484,310
U.S. Government Obligations – 8.5%
U.S. Treasury Bonds
4.500% 02/15/36 (f)		1,859,000	1,920,434
4.750% 02/15/37 (f)		6,140,000	6,603,859
5.000% 05/15/37 (f)		9,250,000	10,347,716
6.250% 08/15/23 (f)		17,824,000	21,938,831
U.S. Treasury Inflation Indexed
1.625% 01/15/15 (f)		6,631,620	7,034,179
3.875% 01/15/09 (f)		12,971,650	13,440,860
U.S. Treasury Notes
2.125% 01/31/10		2,500,000	2,521,290
2.750% 02/28/13		4,770,000	4,835,588
3.500% 02/15/18 (f)		20,125,000	20,241,343
3.625% 01/15/10 (f)(j)		15,000,000	15,528,510
4.375% 12/15/10 (f)		18,485,000	19,791,945
4.500% 05/15/17 (f)		875,000	950,879
4.625% 02/29/12		1,480,000	1,614,471
4.625% 02/15/17 (f)		10,920,000	11,994,080
U.S. Treasury STRIPS
(k) 11/15/13 (f)		10,000,000	8,614,660
U.S. Government Obligations Total			147,378,645
Total Government & Agency Obligations (cost of $229,043,164)			247,862,955

See Accompanying Notes to Financial Statements.

26

Columbia Total Return Bond Fund

March 31, 2008

Commercial Mortgage-Backed Securities – 13.5%
	Par ($) (a)	Value ($)
Bear Stearns Commercial Mortgage Securities
4.750% 02/13/46 (b)	5,060,000	4,943,776
5.686% 09/11/38 (b)	482,000	478,242
Credit Suisse Mortgage Capital Certificates
5.268% 02/15/40	6,000,000	5,858,399
5.695% 09/15/40 (b)	20,000,000	19,685,432
5.827% 06/15/38 (b)	15,000,000	15,223,460
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	2,319,000	2,285,317
Ge Capital Commercial Mortgage Corp.
5.189% 07/10/39 (b)	14,309,000	14,399,696
GMAC Commercial Mortgage Securities, Inc.
I.O.,
1.190% 07/15/29 (b)	9,659,372	478,305
Greenwich Capital Commercial Funding Corp.
4.533% 01/05/36	1,666,000	1,623,868
GS Mortgage Securities Corp. II
5.799% 08/10/45 (b)	8,000,000	7,987,260
JPMorgan Chase Commercial Mortgage Securities Corp.
5.804% 06/15/49 (b)	23,000,000	22,844,612
5.814% 06/12/43 (b)	31,345,000	31,637,571
5.833% 04/15/45 (b)	1,901,318	1,912,991
LB-UBS Commercial Mortgage Trust
5.084% 02/15/31	10,080,000	9,936,789
5.103% 11/15/30	10,000,000	9,932,269
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.679% 12/15/30 (b)	58,666,101	654,397
Wachovia Bank Commercial Mortgage Trust
5.210% 10/15/44 (b)	22,960,000	23,053,803
5.416% 01/15/45 (b)	5,000,000	4,928,053
5.418% 01/15/45 (b)	9,000,000	8,891,997
5.509% 04/15/47	15,000,000	14,599,467
5.678% 05/15/46	15,000,000	14,761,640
5.903% 02/15/51 (b)	15,000,000	15,115,412
Total Commercial Mortgage-Backed Securities (cost of $227,520,159)		231,232,756
Asset-Backed Securities – 8.6%
AmeriCredit Automobile Receivables Trust
4.050% 02/06/10	1,236,092	1,237,147
5.640% 09/06/13	5,000,000	5,064,976

	Par ($) (a)	Value ($)
Bear Stearns Asset Backed Security, Inc.
2.949% 03/25/35 (b)	161,742	160,914
Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	117,321	119,728
Capital Auto Receivables Asset Trust
3.580% 01/15/09	603,792	603,986
5.300% 05/15/14	17,925,000	18,212,223
Chase Issuance Trust
4.960% 09/17/12	9,000,000	9,274,169
Citibank Credit Card Issuance Trust
5.350% 02/07/20	11,000,000	10,701,024
Contimortgage Home Equity Trust
6.880% 01/15/28	145,332	132,727
8.180% 12/25/29	251,810	251,023
Credit-Based Asset Servicing & Securitization LLC
2.749% 07/25/36 (b)(d)	5,395,115	5,178,684
First Alliance Mortgage Loan Trust
7.625% 07/25/25	839,324	836,699
First Plus Home Loan Trust
7.720% 05/10/24	129,174	128,628
GSAA Trust
2.699% 03/25/47 (b)	15,288,840	13,777,257
Harley-Davidson Motorcycle Trust
2.960% 02/15/12	651,801	648,470
IMC Home Equity Loan Trust
7.310% 11/20/28	2,524,296	2,518,670
7.500% 04/25/26	249,673	249,354
7.520% 08/20/28	1,399,795	1,396,675
Indymac Seconds Asset Backed Trust
2.699% 05/25/36 (b)	2,728,719	2,131,499
Keycorp Student Loan Trust
3.641% 07/25/29 (b)	9,453,693	9,334,047
Lake Country Mortgage Loan Trust
2.729% 07/25/34 (b)(d)	5,382,356	5,326,009
Long Beach Auto Receivables Trust
4.250% 04/15/12	5,000,000	4,969,582
Master Asset Backed Securities Trust
2.739% 02/25/36 (b)	2,138,801	2,092,027
2.749% 11/25/35 (b)	565,615	563,991
Master Second Lien Trust
2.759% 03/25/36 (b)	3,154,964	1,819,707
Money Store Home Equity Trust
3.118% 08/15/29 (b)	4,082,233	3,927,377
Morgan Stanley Mortgage Loan Trust
2.719% 10/25/36 (b)	2,150,521	2,127,269
2.719% 10/25/46 (b)	4,548,707	4,508,647
2.849% 11/25/35 (b)	3,181,523	2,809,452
Nissan Auto Receivables Owner Trust
4.280% 06/16/14	3,000,000	2,978,625

See Accompanying Notes to Financial Statements.

27

Columbia Total Return Bond Fund

March 31, 2008

Asset-Backed Securities (continued)
	Par ($) (a)	Value ($)
Park Place Securities, Inc.
3.799% 10/25/34 (b)	1,000,000	605,684
SACO I, Inc.
2.749% 04/25/36 (b)	5,753,025	3,149,949
2.769% 03/25/36 (b)	4,351,867	2,179,496
2.799% 04/25/35 (b)(d)	419,726	318,171
2.799% 07/25/36 (b)	5,966,170	3,971,812
SLM Student Loan Trust
2.860% 03/15/17 (b)	6,240,698	6,142,826
2.880% 12/15/20 (b)	9,792,000	9,320,338
3.441% 04/25/17 (b)	3,291,743	3,282,999
Structured Asset Investment Loan Trust
3.299% 08/25/33 (b)	6,800,000	5,572,984
Total Asset-Backed Securities (cost of $161,227,929)		147,624,845
Collateralized Mortgage Obligations – 8.1%
Non-Agency – 8.1%
Bear Stearns Adjustable Rate Mortgage Trust
5.484% 02/25/47 (b)	16,293,998	15,591,855
Bear Stearns Alt-A Trust
2.879% 01/25/35 (b)	2,472,572	1,699,521
2.949% 10/25/33 (b)	1,947,499	1,967,197
Bear Stearns Asset Backed Securities Trust
5.000% 01/25/34	2,292,953	2,042,633
Citigroup Mortgage Loan Trust, Inc.
5.883% 09/25/37	5,153,401	5,194,062
Countrywide Alternative Loan Trust
2.689% 03/25/36 (b)	371,639	364,648
2.999% 03/25/34 (b)	1,303,817	1,116,273
Countrywide Home Loan Mortgage Pass Through Trust
4.592% 12/19/33 (b)	2,890,751	2,830,829
5.000% 02/25/33	8,971,014	8,907,737
5.378% 05/25/37 (b)	3,771,588	3,512,642
IMPAC CMB Trust
2.859% 04/25/35 (b)	3,188,149	2,359,530
3.579% 10/25/34 (b)	1,117,652	852,519
JPMorgan Alternative Loan Trust
2.699% 06/25/37 (b)	14,920,539	12,000,573
JPMorgan Mortgage Trust
5.000% 09/25/20	10,253,657	10,112,269
6.044% 10/25/36 (b)	6,227,580	6,079,185
Lehman Mortgage Trust
6.500% 01/25/38	18,821,599	18,498,142
Morgan Stanley Mortgage Loan Trust
2.819% 02/25/47 (b)	8,068,341	7,296,532
New Century Alternative Mortgage Loan Trust
2.659% 07/25/36 (b)	5,090,775	4,978,847
Sequoia Mortgage Trust
3.416% 07/20/34 (b)	2,290,235	2,112,703

	Par ($) (a)	Value ($)
Structured Asset Securities Corp.
5.500% 07/25/33	2,353,681	2,087,153
WaMu Mortgage Pass-Through Certificates
5.714% 02/25/37 (b)	17,532,977	16,615,813
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 07/25/35	5,751,897	5,169,828
Washington Mutual Mortgage Pass-Through Certificates
5.658% 11/25/36 (b)	7,836,971	7,628,391
Non-Agency Total		139,018,882
Total Collateralized Mortgage Obligations (cost of $148,938,886)		139,018,882
Municipal Bond – 0.0%
Virginia – 0.0%
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46	310,000	281,229
Virginia Total		281,229
Total Municipal Bond (cost of $309,969)		281,229
Securities Lending Collateral – 8.1%
	Shares
State Street Navigator Securities Lending Prime Portfolio (l) (7 day yield of 3.131%)	138,697,400	138,697,400
Total Securities Lending Collateral (cost of $138,697,400)		138,697,400
Short-Term Obligation – 3.9%
	Par ($) (a)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08 at 2.150%, collateralized U.S. Government Agency Obligation maturing 04/30/10, market value of $68,704,594 (repurchase proceeds $67,361,023)	67,357,000	67,357,000
Total Short-Term Obligation (cost of $67,357,000)		67,357,000
Total Investments – 116.3% (cost of $2,011,160,402) (m)		1,996,705,134
Other Assets & Liabilities, Net – (16.3)%		(280,570,325)
Net Assets – 100.0%		1,716,134,809

See Accompanying Notes to Financial Statements.

28

Columbia Total Return Bond Fund

March 31, 2008

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(c)  Security, or a portion thereof, purchased on a delayed delivery basis.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which did not include any illiquid securities except the following, amounted to $74,860,666, which represents 4.4% of net assets.

Security	Acquisition Date	Par/ Unit	Cost	Value
Hayes Lemmerz Finance Luxembourg SA, 8.250% 06/15/15	05/30/07	$260,000	$352,210	$297,594
Local TV Finance LLC, 9.250% 06/15/15	05/07/07	170,000	171,169	136,213
Steinway Musical Instruments, Inc. 7.000% 03/01/14	02/23/06	270,000	269,150	230,850
				$664,657

(e)  Step bond. The security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid.

(f)  All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $134,846,408.

(g)  Loan participation agreement.

(h)  This security or a portion of the security is pledged as collateral for open swap contracts.

(i)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2008, the value of this security represents 0.2% of net assets.

Security	Acquisition Date	Par/ Units	Cost	Value
Asian Development Bank/Pasig 1.150% 10/06/08	09/26/06	$300,000,000	$2,585,999	$3,012,090

(j)  All or a portion of this security is pledged as collateral for open futures contracts. At March 31, 2008, market value of this security pledged amounted to $1,966,945.

(k)  Zero coupon bond.

(l)  Investment made with cash collateral received from securities lending activity.

(m)  Cost for federal income tax purposes is $2,012,672,811.

At March 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5-Year U.S. Treasury Notes	551	$62,943,141	$61,584,650	Jun-2008	$1,358,491
10-Year U.S. Treasury Notes	80	9,516,250	9,175,260	Jun-2008	340,990
2-Year U.S. Treasury Notes	590	126,647,187	125,920,824	Jun-2008	726,363
					$2,425,844

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	1,250	$148,691,407	$148,313,187	Jun-2008	$(378,220)
U.S. Treasury Bonds	368	43,717,250	43,158,446	Jun-2008	(558,804)
					$(937,024)

At March 31, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts to Sell		Value		Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$		593,016	$607,299	04/25/08	$(14,283)
		EUR	2,207,105	2,263,334	04/28/08	(56,229)
		EUR	646,078	646,623	04/30/08	(545)
		JPY	782,797	790,949	04/28/08	(8,152)
						$(79,209)

See Accompanying Notes to Financial Statements.

29

Columbia Total Return Bond Fund

March 31, 2008

At March 31,2008, the Fund has entered into the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive/(Pay) Fixed Rate	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Credit Suisse	Washington Mutual, Inc. 5.250% 09/15/17	Buy	(4.050)%	03/20/13	$7,800,000	$254,315
Barclays	Washington Mutual, Inc. 5.250% 09/15/17	Sell	3.100%	03/20/13	2,500,000	(158,814)
Barclays	SLM Corp. 5.125% 08/27/12	Sell	4.750%	03/20/09	3,500,000	(119,483)
Morgan Stanley	Limited Brands, Inc. 6.125% 12/01/12	Buy	(1.970)%	12/20/12	2,000,000	133,981
						$109,999

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	32.0
Corporate Fixed-Income Bonds & Notes	27.7
Government & Agency Obligations	14.4
Commercial Mortgage-Backed Securities	13.5
Asset-Backed Securities	8.6
Collateralized Mortgage Obligations	8.1
Municipal Bond	0.0	*
	104.3
Securities Lending Collateral	8.1
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	(16.3)
	100.0

*  Represents less than 0.1%

Acronym	Name
AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

I.O.	Interest Only

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

30

Investment Portfolio – Columbia Short Term Bond Fund

March 31, 2008

Collateralized Mortgage Obligations – 24.3%
	Par ($)	Value ($)
Agency – 6.7%
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	2,591,492	2,607,274
4.500% 03/15/17	1,749,742	1,775,358
5.000% 10/15/27	2,589,348	2,615,804
5.500% 08/15/13	862,371	877,818
5.500% 11/15/21	9,402,865	9,674,065
5.500% 04/15/26	2,000,000	2,065,534
5.500% 12/15/26	9,519,999	9,713,571
5.500% 10/15/27	4,062,683	4,181,335
5.500% 12/15/27	11,261,178	11,590,484
6.000% 03/15/19	2,735,000	2,775,537
6.000% 06/15/25	4,252,498	4,353,734
6.000% 03/15/28	4,618,933	4,718,651
6.000% 06/15/31	319,050	323,444
7.000% 06/15/22	105,220	105,079
I.O.,
5.500% 05/15/27	504,942	24,953
Federal National Mortgage Association
(a) 05/25/23	1,238,804	1,049,349
5.000% 04/25/16	1,890,118	1,914,180
5.000% 04/25/31	2,675,033	2,700,655
5.000% 09/25/33	4,383,688	4,490,057
5.500% 02/25/28	2,060,258	2,062,544
Government National Mortgage Association
4.500% 08/20/35	641,209	650,341
5.000% 05/16/27	350,928	361,535
5.000% 06/20/28	9,620,000	9,840,232
Agency Total		80,471,534
Non-Agency – 17.6%
Bank of America Mortgage Securities
4.087% 03/25/34 (b)	4,370,762	4,388,198
5.091% 11/25/35 (b)	2,204,836	2,145,205
5.250% 02/25/18	633,963	652,480
Bear Stearns Adjustable Rate Mortgage Trust
3.558% 06/25/34 (b)	4,153,400	4,160,582
5.193% 09/25/34 (b)	1,930,440	1,864,411
6.508% 04/25/34 (b)	889,590	873,184
Chase Mortgage Finance Corp.
6.015% 03/25/37 (b)	854,133	807,972
Countrywide Alternative Loan Trust
2.999% 03/25/34 (b)	529,958	453,728
5.250% 08/25/35	7,016,675	6,924,348
5.500% 07/25/34	2,178,882	2,117,413
Countrywide Home Loan Mortgage Pass Through Trust
3.099% 03/25/34 (b)	3,203,501	3,048,530
5.500% 09/25/35	24,048,012	23,937,936
Credit Suisse Mortgage Capital Certificates
5.750% 02/25/36	8,831,540	8,843,672

	Par ($)	Value ($)
GMAC Mortgage Corporation Loan Trust
3.099% 05/25/18 (b)	2,350,071	2,333,031
IMPAC CMB Trust
2.979% 08/25/35 (b)	1,317,956	898,518
Indymac Index Mortgage Loan Trust
4.646% 08/25/34 (b)	1,557,321	1,533,345
JPMorgan Mortgage Trust
5.708% 04/25/37 (b)	12,406,377	12,031,543
5.747% 04/25/36 (b)	15,612,202	15,003,743
6.044% 10/25/36 (b)	16,060,600	15,677,899
MASTR Asset Securitization Trust
5.750% 05/25/36	14,089,232	14,063,130
PNC Mortgage Securities Corp.
(a) 04/28/27	4,572	4,526
Residential Accredit Loans, Inc.
3.199% 07/25/32 (b)	35,223	33,819
SACO I, Inc.
7.000% 08/25/36 (c)	148,351	147,238
Structured Adjustable Rate Mortgage Loan Trust
5.800% 07/25/36 (b)	5,070,252	4,196,366
Structured Asset Securities Corp.
5.500% 05/25/33	305,313	301,748
5.500% 07/25/33	205,726	182,430
5.750% 04/25/33	1,924,179	1,819,360
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 10/25/35	3,437,909	3,384,303
Washington Mutual Mortgage Pass-Through Certificates
4.678% 05/25/35 (b)	1,058,571	1,056,581
5.544% 01/25/37 (b)	20,741,389	20,930,654
5.648% 11/25/36 (b)	16,661,278	16,217,840
5.873% 07/25/37 (b)	12,043,692	11,566,473
6.070% 10/25/36 (b)	9,418,469	9,193,187
Wells Fargo Mortgage Backed Securities Trust
4.000% 08/25/34(b)	2,435,000	2,375,713
4.500% 08/25/18	1,849,699	1,835,819
4.956% 09/25/35 (b)	4,733,825	4,576,868
4.996% 12/25/34 (b)	2,547,132	2,414,864
5.241% 04/25/36 (b)	7,059,425	6,993,120
5.250% 08/25/33	2,435,282	2,408,686
Non-Agency Total		211,398,463
Total Collateralized Mortgage Obligations (cost of $295,404,142)		291,869,997
Corporate Fixed-Income Bonds & Notes – 23.1%
Communications – 2.9%
Media – 0.7%
Comcast Corp.
5.850% 01/15/10	2,500,000	2,569,722

See Accompanying Notes to Financial Statements.

31

Columbia Short Term Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Jones Intercable, Inc.
7.625% 04/15/08 (d)	1,875,000	1,877,194
Time Warner Entertainment Co. LP
7.250% 09/01/08	3,785,000	3,828,656
Media Total		8,275,572
Telecommunication Services – 2.2%
AT&T, Inc.
4.125% 09/15/09	6,000,000	6,033,384
British Telecommunications PLC
5.150% 01/15/13	2,855,000	2,813,460
Deutsche Telekom International Finance BV
3.875% 07/22/08	5,250,000	5,253,465
Telefonica Emisones SAU
5.984% 06/20/11	3,450,000	3,552,634
Verizon Global Funding Corp.
7.250% 12/01/10	4,000,000	4,295,904
Vodafone Group PLC
7.750% 02/15/10	4,475,000	4,742,471
Telecommunication Services Total		26,691,318
Communications Total		34,966,890
Consumer Cyclical – 1.1%
Retail – 1.1%
Target Corp.
6.350% 01/15/11	6,200,000	6,580,742
Wal-Mart Stores, Inc.
6.875% 08/10/09	6,750,000	7,125,361
Retail Total		13,706,103
Consumer Cyclical Total		13,706,103
Consumer Non-Cyclical – 1.5%
Beverages – 0.6%
Coca-Cola Enterprises, Inc.
5.750% 11/01/08	1,275,000	1,293,511
Diageo Capital PLC
4.375% 05/03/10	6,030,000	6,148,839
Beverages Total		7,442,350
Food – 0.6%
ConAgra Foods, Inc.
7.875% 09/15/10	3,796,000	4,147,065
Kraft Foods, Inc.
5.625% 08/11/10	3,100,000	3,216,241
Food Total		7,363,306

	Par ($)	Value ($)
Healthcare Services – 0.3%
UnitedHealth Group, Inc.
4.125% 08/15/09	3,675,000	3,641,973
Healthcare Services Total		3,641,973
Consumer Non-Cyclical Total		18,447,629
Energy – 1.3%
Oil & Gas – 0.8%
Conoco Funding Co.
6.350% 10/15/11	5,675,000	6,183,094
Valero Energy Corp.
6.875% 04/15/12	3,415,000	3,670,889
Oil & Gas Total		9,853,983
Oil & Gas Services – 0.3%
Weatherford International Ltd.
5.150% 03/15/13	3,285,000	3,287,851
Oil & Gas Services Total		3,287,851
Pipelines – 0.2%
TransCanada Pipelines Ltd.
6.125% 02/19/10	2,500,000	2,630,918
Pipelines Total		2,630,918
Energy Total		15,772,752
Financials – 12.6%
Banks – 2.7%
Barclays Bank PLC
7.400% 12/15/09	3,165,000	3,374,745
Fifth Third Bank
4.200% 02/23/10 (d)	6,275,000	6,310,328
Mellon Funding Corp.
6.375% 02/15/10	3,360,000	3,542,132
PNC Funding Corp.
4.500% 03/10/10	4,000,000	4,011,612
Regions Financial Corp.
4.500% 08/08/08	2,385,000	2,394,602
SunTrust Banks, Inc.
4.250% 10/15/09	5,525,000	5,498,535
U.S. Bank National Association
6.375% 08/01/11	1,850,000	2,003,043
Wells Fargo & Co.
3.120% 08/15/08	5,200,000	5,179,954
Banks Total		32,314,951
Diversified Financial Services – 6.9%
American Express Centurion Bank
4.375% 07/30/09	1,000,000	1,001,741
5.200% 11/26/10	5,550,000	5,614,774

See Accompanying Notes to Financial Statements.

32

Columbia Short Term Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Capital One Bank
5.750% 09/15/10	4,650,000	4,517,438
Citigroup, Inc.
4.250% 07/29/09	4,625,000	4,618,432
Countrywide Home Loans, Inc.
4.125% 09/15/09	4,625,000	4,166,982
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	6,600,000	6,774,662
General Electric Capital Corp.
4.875% 10/21/10	10,000,000	10,392,580
Goldman Sachs Group, Inc.
4.500% 06/15/10	6,135,000	6,181,491
HSBC Finance Corp.
6.400% 06/17/08	5,725,000	5,750,631
JPMorgan & Co.
6.000% 01/15/09	8,250,000	8,388,889
JPMorgan Chase & Co.
3.800% 10/02/09	2,500,000	2,492,032
Lehman Brothers Holdings, Inc.
3.950% 11/10/09	5,365,000	5,109,948
Merrill Lynch & Co., Inc.
4.125% 01/15/09	4,500,000	4,444,456
Morgan Stanley
3.875% 01/15/09	5,400,000	5,397,916
National Rural Utilities Cooperative Finance Corp.
5.750% 08/28/09	4,850,000	4,979,922
SLM Corp.
4.000% 01/15/09	4,000,000	3,601,700
Diversified Financial Services Total		83,433,594
Insurance – 1.4%
Allstate Corp.
7.200% 12/01/09	4,000,000	4,231,416
American International Group, Inc.
2.875% 05/15/08	8,885,000	8,868,092
Genworth Financial, Inc.
4.750% 06/15/09	4,010,000	4,028,899
Insurance Total		17,128,407
Real Estate Investment Trusts (REITs) – 0.4%
Simon Property Group LP
4.875% 03/18/10	4,350,000	4,341,209
Real Estate Investment Trusts (REITs) Total		4,341,209
Savings & Loans – 1.2%
Washington Mutual, Inc.
4.000% 01/15/09	4,600,000	4,140,000
Western Financial Bank
9.625% 05/15/12 (d)	9,050,000	9,597,453
Savings & Loans Total		13,737,453
Financials Total		150,955,614
Industrial – 1.3%
Aerospace & Defense – 0.2%
United Technologies Corp.
6.500% 06/01/09	1,750,000	1,827,171
Aerospace & Defense Total		1,827,171

	Par ($)	Value ($)
Machinery – 0.7%
Caterpillar Financial Services Corp.
4.300% 06/01/10	6,295,000	6,410,551
John Deere Capital Corp.
4.875% 03/16/09	2,250,000	2,279,444
Machinery Total		8,689,995
Miscellaneous Manufacturing – 0.2%
3M Co.
5.125% 11/06/09	1,850,000	1,929,568
Miscellaneous Manufacturing Total		1,929,568
Transportation – 0.2%
Union Pacific Corp.
3.875% 02/15/09	2,825,000	2,837,018
Transportation Total		2,837,018
Industrial Total		15,283,752
Technology – 1.0%
Computers – 0.5%
International Business Machines Corp.
4.950% 03/22/11 (d)	5,010,000	5,241,121
Computers Total		5,241,121
Networking Products – 0.4%
Cisco Systems, Inc.
5.250% 02/22/11	4,765,000	4,979,148
Networking Products Total		4,979,148
Office/Business Equipment – 0.1%
Pitney Bowes Credit Corp.
5.750% 08/15/08	1,525,000	1,539,099
Office/Business Equipment Total		1,539,099
Technology Total		11,759,368
Utilities – 1.4%
Electric – 1.1%
American Electric Power Co., Inc.
5.375% 03/15/10 (d)	4,740,000	4,849,721
Dominion Resources, Inc.
5.687% 05/15/08 (b)	4,140,000	4,148,326
Exelon Generation Co. LLC
6.950% 06/15/11	3,525,000	3,739,708
Electric Total		12,737,755
Gas – 0.3%
Sempra Energy
4.750% 05/15/09	3,810,000	3,844,233
Gas Total		3,844,233
Utilities Total		16,581,988
Total Corporate Fixed-Income Bonds & Notes (cost of $276,371,411)		277,474,096

See Accompanying Notes to Financial Statements.

33

Columbia Short Term Bond Fund

March 31, 2008

Government & Agency Obligations – 17.2%
	Par ($)	Value ($)
Foreign Government Obligations – 1.8%
Morocco Government AID Bond
2.531% 05/01/23 (b)	1,007,500	978,655
Province of Quebec
5.000% 07/17/09 (d)	8,655,000	8,941,299
Svensk Exportkredit AB
5.000% 05/22/09	4,915,000	5,050,639
United Mexican States
4.625% 10/08/08	6,000,000	6,042,000
Foreign Government Obligations Total		21,012,593
U.S. Government Agencies – 7.8%
Federal Farm Credit Bank
5.250% 09/13/10	6,230,000	6,629,829
Federal Home Loan Bank
4.750% 06/11/08	3,000,000	3,013,383
5.125% 07/30/08	4,500,000	4,539,758
5.125% 08/08/08 (d)(e)	1,000,000	1,009,434
5.250% 06/11/10	4,300,000	4,566,523
5.250% 06/10/11	1,780,000	1,913,448
5.330% 03/06/12	5,200,000	5,354,929
5.375% 07/17/09	9,500,000	9,876,029
Federal Home Loan Mortgage Corp.
4.875% 02/09/10	6,000,000	6,280,956
5.000% 06/11/09	5,040,000	5,201,305
6.625% 09/15/09 (d)	20,500,000	21,773,644
7.000% 03/15/10	1,600,000	1,743,381
Federal National Mortgage Association
4.000% 09/02/08	20,000,000	20,132,020
5.000% 04/20/09 (b)	1,835,000	1,886,820
U.S. Government Agencies Total		93,921,459
U.S. Government Obligations – 7.6%
U.S. Treasury Bonds
4.875% 05/31/11 (d)	19,200,000	20,954,995
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11 (d)	6,578,355	7,274,733
U.S. Treasury Notes
3.625% 10/31/09	7,000,000	7,218,750
3.875% 09/15/10	9,500,000	10,009,143
4.500% 05/15/10	15,500,000	16,446,957
4.625% 07/31/09	5,750,000	5,982,697
4.875% 04/30/08	250,000	250,664
4.875% 06/30/09	22,000,000	22,893,750
U.S. Government Obligations Total		91,031,689
Total Government & Agency Obligations (cost of $200,242,091)		205,965,741

Mortgage-Backed Securities – 13.8%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
4.000% 05/01/11	3,838,998	3,868,322
4.500% 11/01/20	2,849,714	2,838,193
4.500% 03/01/21	6,337,556	6,303,412
4.903% 04/01/35 (b)	762,438	774,550
5.421% 02/01/36 (b)	6,020,020	6,367,499
5.479% 01/01/37 (b)	6,723,728	6,829,542
5.500% 05/01/17	136,881	140,390
5.500% 09/01/17	495,809	508,517
5.500% 12/01/17	2,408,797	2,470,536
5.500% 01/01/19	12,650	12,950
5.500% 07/01/19	481,522	492,957
5.500% 12/01/20	7,389,237	7,556,133
5.500% 02/01/21	12,796,056	13,073,470
5.500% 08/01/21	33,657,482	34,387,165
5.665% 01/01/36 (b)	2,594,039	2,646,468
5.838% 03/01/34 (b)	2,080,188	2,127,282
5.924% 07/01/36 (b)	137,369	139,750
6.000% 03/01/17	65,985	68,054
6.000% 04/01/17	71,385	73,624
6.000% 06/01/17	4,592	4,736
6.000% 08/01/17	198,379	204,599
6.000% 08/01/21	2,324,700	2,394,153
6.000% 09/01/21	729,883	751,689
6.000% 10/01/21	7,910,776	8,147,118
7.000% 11/01/28	302,178	321,122
7.500% 09/01/15	94,195	98,969
8.500% 07/01/30	46,128	51,163
Federal National Mortgage Association
4.268% 04/01/34 (b)	2,790,222	2,795,233
4.331% 06/01/33 (b)	2,687,080	2,691,044
4.416% 03/01/34 (b)	2,340,940	2,353,420
4.500% 11/01/14	2,497,108	2,537,584
4.500% 06/01/34 (b)	1,510,199	1,527,564
4.610% 07/01/34 (b)	4,997,594	5,050,513
4.728% 07/01/34 (b)	2,814,365	2,847,697
4.788% 06/01/35 (b)	3,413,213	3,431,800
4.850% 01/01/35 (b)	2,582,905	2,610,706
4.989% 07/01/35 (b)	3,189,282	3,246,748
5.462% 10/01/35 (b)	2,940,016	2,971,659
5.500% 05/01/21	1,521,758	1,555,591
5.500% 11/01/21	10,226,173	10,453,530
5.598% 04/01/36 (b)	5,614,030	5,725,631
5.804% 07/01/36 (b)	146,364	149,426
6.000% 03/01/09	131,305	134,287
6.000% 05/01/09	26,964	27,577
6.000% 03/01/37	3,596,098	3,651,129
6.136% 09/01/37 (b)	1,904,783	1,937,014
6.175% 12/01/31 (b)	65,517	66,038
6.500% 03/01/12	25,029	26,084
7.500% 08/01/15	56,203	58,745

See Accompanying Notes to Financial Statements.

34

Columbia Short Term Bond Fund

March 31, 2008

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
7.500% 10/01/28	1,577,696	1,708,122
7.500% 01/01/29	611,577	662,135
8.000% 11/01/11	5,612	5,824
8.000% 05/01/15	96,498	102,050
8.000% 01/01/16	199,332	210,753
8.000% 08/01/30	22,996	24,923
8.000% 05/01/31	54,276	58,824
8.000% 07/01/31	35,921	38,919
9.000% 04/01/16	77,115	78,864
Government National Mortgage Association
5.625% 07/20/18 (b)	316,561	320,590
6.250% 03/20/30 (b)	78,056	79,603
6.375% 04/20/22 (b)	1,945,915	1,989,314
6.375% 06/20/29 (b)	391,246	399,692
6.500% 09/15/13	46,522	48,718
6.500% 03/15/32	3,146	3,284
6.500% 11/15/33	348,207	363,193
7.000% 11/15/13	58,291	61,160
7.000% 04/15/29	61,266	65,518
7.000% 08/15/29	3,833	4,099
8.000% 10/15/17	376,419	408,604
8.500% 09/15/09	20,983	21,080
8.500% 04/15/10	11,148	11,210
9.000% 12/15/09	90,110	91,433
Small Business Administration
3.625% 06/25/22 (b)	205,295	206,177
Total Mortgage-Backed Securities (cost of $161,895,141)		165,465,472
Asset-Backed Securities – 10.9%
ABFS Mortgage Loan Trust
4.428% 12/15/33 (b)	5,605	5,425
AmeriCredit Automobile Receivables Trust
4.050% 02/06/10	988,956	989,800
4.870% 12/06/10	3,906,681	3,870,928
5.190% 11/06/11	9,550,000	9,332,182
5.210% 10/06/11	3,008,711	2,968,041
5.420% 08/08/11	4,266,000	4,219,363
Amresco Residential Securities Mortgage Loan Trust
3.079% 07/25/28 (b)	14,774	12,364
Capital Auto Receivables Asset Trust
3.920% 11/16/09	1,500,000	1,504,429
5.000% 04/15/11	1,000,000	1,008,324
5.020% 09/15/11	800,000	815,206
Capital One Auto Finance Trust
5.070% 07/15/11	4,075,076	4,003,817
Capital One Multi-Asset Execution Trust
4.050% 02/15/11	2,500,000	2,501,154
Cityscape Home Equity Loan Trust
7.380% 07/25/28 (b)	186,917	186,396
7.410% 05/25/28	43,950	43,798

	Par ($)	Value ($)
CNH Equipment Trust
4.990% 10/15/10	14,021,000	14,206,694
Countrywide Home Equity Loan Trust
3.048% 12/15/35 (b)	1,148,081	752,702
Fifth Third Auto Trust
4.070% 01/17/12	7,400,000	7,400,000
First Alliance Mortgage Loan Trust
6.680% 06/25/25	103,948	103,008
8.225% 09/20/27	285,163	284,449
First Plus Home Loan Trust
7.720% 05/10/24 (b)	36,765	36,610
Ford Credit Auto Owner Trust
4.640% 04/15/10	500,000	499,401
5.160% 11/15/10	3,565,000	3,623,569
5.240% 07/15/12	997,500	1,021,345
GE Equipment Midticket LLC
4.530% 06/14/11	3,000,000	3,032,343
GMAC Mortgage Corporation Loan Trust
3.970% 09/25/34 (b)	68,221	67,332
Harley-Davidson Motorcycle Trust
5.100% 05/15/12	4,500,000	4,568,827
Honda Auto Receivables Owner Trust
5.250% 08/18/09	1,426,753	1,434,054
IMC Home Equity Loan Trust
7.080% 08/20/28	28,458	28,394
7.310% 11/20/28	191,039	190,614
7.500% 04/25/26	169,223	169,007
7.520% 08/20/28	513,428	512,284
Long Beach Auto Receivables Trust
4.972% 10/15/11	5,000,000	5,048,283
Nissan Auto Lease Trust
5.200% 05/17/10	1,100,000	1,114,883
Nissan Auto Receivables Owner Trust
5.030% 05/16/11	997,500	1,018,941
5.160% 02/15/10	842,806	849,265
Novastar Home Equity Loan
2.989% 05/25/33 (b)	3,266,556	3,098,328
Residential Asset Mortgage Products, Inc.
3.279% 03/25/33 (b)	392,494	299,757
Residential Funding Mortgage Securities II, Inc.
2.889% 08/25/33 (b)	31,577	30,141
4.760% 07/25/28	2,180,000	2,168,507
SLM Student Loan Trust
2.860% 03/15/17 (b)	2,320,760	2,284,363
2.880% 12/15/20 (b)	9,415,000	8,961,497
Terwin Mortgage Trust
3.049% 07/25/34 (b)	964,392	939,797
Triad Auto Receivables Owner Trust
2.500% 09/13/10	2,244,959	2,238,034
UPFC Auto Receivables Trust
5.010% 08/15/12	5,200,000	5,095,401

See Accompanying Notes to Financial Statements.

35

Columbia Short Term Bond Fund

March 31, 2008

Asset-Backed Securities (continued)
	Par ($)	Value ($)
USAA Auto Owner Trust
4.130% 11/15/11	3,245,000	3,257,539
4.170% 02/15/11	12,250,000	12,320,173
4.900% 02/15/12	2,500,000	2,541,530
Wachovia Auto Loan Owner Trust
5.080% 04/20/12 (c)	9,500,000	9,683,909
WFS Financial Owner Trust
3.540% 11/21/11	715,371	715,509
Total Asset-Backed Securities (cost of $130,875,575)		131,057,717
Commercial Mortgage-Backed Securities – 7.6%
Bear Stearns Commercial Mortgage Securities, Inc.
3.869% 02/11/41	6,500,000	6,431,248
CS First Boston Mortgage Securities Corp.
3.727% 03/15/35	744,202	711,149
4.302% 07/15/36	3,475,000	3,437,096
4.512% 07/15/37	1,000,000	984,290
6.480% 05/17/40	2,610,461	2,610,382
First Union National Bank Commercial Mortgage, Inc.
6.141% 02/12/34	3,175,000	3,235,067
GE Capital Commercial Mortgage Corp.
4.970% 08/11/36	3,027,911	3,012,767
GS Mortgage Securities Trust
5.690% 08/10/45	7,661,162	7,579,901
JPMorgan Chase Commercial Mortgage Securities Corp.
4.334% 07/15/42	706,284	701,075
4.914% 07/12/37	7,742,143	7,702,871
5.538% 02/12/49	13,970,570	13,929,513
5.651% 06/15/49	2,693,498	2,691,428
LB-UBS Commercial Mortgage Trust
5.642% 12/15/25	6,073,423	6,107,882
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.679% 12/15/30 (b)	11,542,508	128,752
Merrill Lynch Mortgage Trust
4.446% 09/12/42	8,239,881	8,180,917
Morgan Stanley Capital I
4.517% 01/14/42	1,402,873	1,394,776
4.690% 06/13/41	1,410,000	1,397,987
5.257% 12/15/43	4,678,335	4,643,914
Nomura Asset Securities Corp.
6.590% 03/15/30	846,019	847,789
PNC Mortgage Acceptance Corp.
5.910% 03/12/34	1,048,697	1,053,319
Prudential Securities Secured Financing Corp.
6.480% 11/01/31	1,711,086	1,713,852
7.497% 06/16/31 (b)	11,446,000	11,747,140

	Par ($)	Value ($)
Salomon Brothers Mortgage Securities VII
6.428% 12/18/35	1,165,832	1,191,177
Total Commercial Mortgage-Backed Securities (cost of $92,032,928)		91,434,292
Securities Lending Collateral – 4.6%
	Shares
State Street Navigator Securities Lending Prime Portfolio (f) (7 day yield of 3.131%)	55,684,111	55,684,111
Total Securities Lending Collateral (cost of $55,684,111)		55,684,111
Short-Term Obligation – 3.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08 at 2.150%, collateralized by a U.S. Government Agency Obligation maturing 12/14/22, market value $39,213,688 (repurchase proceeds $38,444,296)	38,442,000	38,442,000
Total Short-Term Obligation (cost of $38,442,000)		38,442,000
Total Investments – 104.7% (cost of $1,250,947,399) (g)		1,257,393,426
Other Assets & Liabilities, Net – (4.7)%		(55,963,904)
Net Assets – 100.0%		1,201,429,522

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid, amounted to $9,831,147, which represents 0.8% of net assets.

(d)  All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $54,653,192.

(e)  The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2008, the total market value of securities pledged amounted to $403,774.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  Cost for federal income tax purposes is $1,251,015,434.

See Accompanying Notes to Financial Statements.

36

Columbia Short Term Bond Fund

March 31, 2008

At March 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
2 Year U.S. Treasury Note	259	$55,595,969	$55,200,217	June-2008	$395,752

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Collateralized Mortgage Obligations	24.3
Corporate Fixed-Income Bonds & Notes	23.1
Government & Agency Obligations	17.2
Mortgage-Backed Securities	13.8
Asset-Backed Securities	10.9
Commercial Mortgage-Backed Securities	7.6
96.9
Securities Lending Collateral	4.6
Short-Term Obligation	3.2
Other Assets & Liabilities, Net	(4.7)
100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

37

Investment Portfolio – Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes – 84.9%
	Par ($) (a)	Value ($)
Basic Materials – 6.9%
Chemicals – 2.3%
Agricultural Chemicals – 0.2%
Mosaic Co.
7.875% 12/01/16 (b)	1,640,000	1,763,000
		1,763,000
Chemical-Plastics – 0.2%
CPG International I, Inc.
10.500% 07/01/13	1,230,000	1,033,200
		1,033,200
Chemicals-Diversified – 0.7%
NOVA Chemicals Corp.
7.863% 11/15/13 (c)	2,040,000	1,708,500
Phibro Animal Health Corp.
10.000% 08/01/13 (b)	3,285,000	3,104,325
		4,812,825
Chemicals-Specialty – 1.2%
EquiStar Chemicals LP
7.550% 02/15/26	2,925,000	1,872,000
Millennium America, Inc.
7.625% 11/15/26	3,525,000	2,273,625
Momentive Performance Materials, Inc.
9.750% 12/01/14	420,000	376,950
PIK,
10.125% 12/01/14	2,030,000	1,766,100
Tronox Worldwide LLC/Tronox Finance Corp.
9.500% 12/01/12	3,175,000	2,714,625
		9,003,300
Chemicals Total		16,612,325
Forest Products & Paper – 3.5%
Paper & Related Products – 3.5%
Bowater, Inc.
9.375% 12/15/21	5,545,000	3,687,425
9.500% 10/15/12	105,000	73,500
Domtar Corp.
7.875% 10/15/11	1,565,000	1,565,000
Georgia-Pacific Corp.
7.750% 11/15/29	2,930,000	2,461,200
8.000% 01/15/24	921,000	810,480
8.875% 05/15/31	6,745,000	6,003,050
Glatfelter
7.125% 05/01/16	3,190,000	3,134,175
NewPage Corp.
10.000% 05/01/12 (b)	2,000,000	2,030,000
Norske Skog
7.375% 03/01/14	3,220,000	2,415,000

	Par ($) (a)		Value ($)
Smurfit Capital Funding PLC
7.500% 11/20/25		4,100,000	3,608,000
			25,787,830
Forest Products & Paper Total			25,787,830
Iron/Steel – 0.9%
Steel-Specialty – 0.9%
Allegheny Ludlum Corp.
6.950% 12/15/25		3,850,000	3,869,250
Allegheny Technologies, Inc.
8.375% 12/15/11		2,320,000	2,465,000
UCAR Finance, Inc.
10.250% 02/15/12		519,000	537,165
			6,871,415
Iron/Steel Total			6,871,415
Metals & Mining – 0.2%
Metal-Diversified – 0.2%
Freeport-McMoRan Copper & Gold, Inc.
8.394% 04/01/15 (c)		1,285,000	1,262,512
			1,262,512
Metals & Mining Total			1,262,512
Basic Materials Total			50,534,082
Communications – 17.3%
Advertising – 0.4%
Advertising Agencies – 0.4%
Interpublic Group of Companies, Inc.
6.250% 11/15/14		3,795,000	3,059,719
			3,059,719
Advertising Total			3,059,719
Media – 8.2%
Cable TV – 0.9%
Shaw Communications, Inc.
7.500% 11/20/13	CAD	6,060,000	6,189,235
			6,189,235
Multimedia – 2.4%
CanWest MediaWorks LP
9.250% 08/01/15 (b)		3,060,000	2,815,200
Cenveo Bridge Loan
8.119% 08/31/15 (c)(d)		2,775,000	2,775,000
Lamar Media Corp.
6.625% 08/15/15		4,580,000	4,030,400
LBI Media, Inc.
8.500% 08/01/17 (b)		2,320,000	2,009,700
Quebecor Media, Inc.
7.750% 03/15/16		6,885,000	6,282,563
			17,912,863

See Accompanying Notes to Financial Statements.

38

Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Publishing-Books – 1.0%
Houghton Mifflin Co.
7.200% 03/15/11	4,490,000	4,445,100
Morris Publishing Group LLC
7.000% 08/01/13	5,605,000	3,194,850
		7,639,950
Publishing-Newspapers – 0.6%
Medianews Group, Inc.
6.875% 10/01/13	870,000	424,125
Sun Media Corp.
7.625% 02/15/13	3,800,000	3,591,000
		4,015,125
Publishing-Periodicals – 1.5%
CanWest Media, Inc.
8.000% 09/15/12	3,410,833	3,240,291
Idearc, Inc.
8.000% 11/15/16	255,000	165,112
Nielsen Finance LLC
5.090% 08/04/13 (c)(d)	5,909,965	5,321,079
Ziff Davis Media, Inc.
(e) 05/01/12 (f)	3,090,000	2,255,700
		10,982,182
Television – 1.8%
ION Media Networks, Inc.
7.508% 01/15/12 (b)(c)	5,235,000	4,240,350
10.508% 01/15/13 (b)(c)	4,715,000	3,536,250
Videotron Ltee
6.375% 12/15/15	665,000	581,875
6.875% 01/15/14	5,500,000	5,073,750
		13,432,225
Media Total		60,171,580
Telecommunication Services – 8.7%
Cellular Telecommunications – 2.7%
Alltel Communications, Inc.
5.568% 05/16/15 (c)(d)	4,203,875	3,786,989
Centennial Cellular Operating Co./Centennial Communications Corp.
8.125% 02/01/14	1,220,000	1,152,900
10.125% 06/15/13	1,935,000	1,910,812
Millicom International Cellular SA
10.000% 12/01/13	5,115,000	5,421,900
Rogers Wireless, Inc.
8.000% 12/15/12	5,025,000	5,200,875
9.625% 05/01/11	1,755,000	1,944,303
Rural Cellular Corp.
9.875% 02/01/10	725,000	744,938
		20,162,717

	Par ($) (a)	Value ($)
Satellite Telecommunications – 1.9%
Inmarsat Finance II PLC
(g) 11/15/12
(10.375% 11/15/08)	5,755,000	5,582,350
Intelsat Subsidiary Holding Co., Ltd.
8.250% 01/15/13	4,615,000	4,649,612
Loral Cyberstar, Inc.
10.000% 07/15/08 (h)(i)	1,164,000	—
PanAmSat Corp.
9.000% 08/15/14	1,298,000	1,307,735
9.000% 06/15/16	2,380,000	2,397,850
		13,937,547
Telecommunication Equipment – 2.0%
Lucent Technologies, Inc.
5.500% 11/15/08	4,350,000	4,328,250
6.450% 03/15/29	9,580,000	6,849,700
6.500% 01/15/28	920,000	657,800
Nortel Networks Ltd.
10.750% 07/15/16	3,515,000	3,211,831
		15,047,581
Telecommunication Services – 0.4%
Colo.Com, Inc.
13.875% 03/15/10 (b)(f)(h)(i)(m)	944,357	—
GCI, Inc.
7.250% 02/15/14	3,225,000	2,660,625
		2,660,625
Telephone-Integrated – 1.7%
Qwest Corp.
6.950% 06/30/10 (c)(d)	6,500,000	6,451,250
7.125% 11/15/43	2,950,000	2,374,750
7.250% 09/15/25	1,410,000	1,226,700
Sprint Nextel Corp.
6.000% 12/01/16	2,335,000	1,815,463
Windstream Regatta Holdings, Inc.
11.000% 12/01/17 (b)	1,130,000	689,300
		12,557,463
Telecommunication Services Total		64,365,933
Communications Total		127,597,232
Consumer Cyclical – 13.6%
Airlines – 0.9%
DAE Aviation Holdings, Inc.
6.990% 07/31/14 (c)(d)	1,183,282	1,138,908
7.000% 07/31/14 (c)(d)	413,752	398,237
8.580% 07/31/14 (c)(d)	777,532	748,375
11.250% 08/01/15 (b)	3,310,000	3,260,350

See Accompanying Notes to Financial Statements.

39

Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Delta Air Lines, Inc.
2.875% 02/06/24 (n)	1,555,000	48,594
2.875% 02/18/49 (n)	905,000	28,281
8.000% 06/03/23 (n)	2,885,000	93,762
8.300% 12/15/29 (n)	1,023,000	30,690
9.250% 03/15/49 (n)	715,000	19,663
9.750% 05/15/49 (n)	2,335,000	70,050
10.000% 08/15/08 (n)	1,945,000	53,488
10.375% 12/15/22 (n)	2,990,000	82,225
10.375% 02/01/49 (n)	4,295,000	118,112
Northwest Airlines, Inc.
7.625% 11/15/23 (n)	2,552,500	70,194
7.875% 03/15/13 (n)	2,390,800	47,816
8.700% 03/15/49 (n)	260,000	5,525
8.875% 06/01/49 (n)	971,900	20,653
9.875% 03/15/37 (n)	4,278,500	90,918
10.000% 02/01/09 (n)	2,426,300	51,559
Airlines Total		6,377,400
Apparel – 0.7%
Apparel Manufacturers – 0.2%
Quiksilver, Inc.
6.875% 04/15/15	2,125,000	1,710,625
		1,710,625
Textile-Apparel – 0.5%
Unifi, Inc.
11.500% 05/15/14	4,560,000	3,420,000
		3,420,000
Apparel Total		5,130,625
Auto Manufacturers – 0.4%
Auto-Cars/Light Trucks – 0.4%
General Motors Corp.
7.125% 07/15/13	3,585,000	2,760,450
		2,760,450
Auto Manufacturers Total		2,760,450
Auto Parts & Equipment – 1.1%
Auto/Truck Parts & Equipment-Original – 1.1%
Collins & Aikman Products Co.
12.875% 08/15/12 (b)(f)(i)	6,910,000	6,910
Lear Corp.
8.500% 12/01/13	1,895,000	1,686,550
8.750% 12/01/16	2,115,000	1,805,681
Tenneco Automotive, Inc.
8.625% 11/15/14	3,145,000	3,089,963
10.250% 07/15/13	1,489,000	1,578,340
		8,167,444
Auto Parts & Equipment Total		8,167,444

	Par ($) (a)	Value ($)
Entertainment – 0.2%
Gambling (Non-Hotel) – 0.2%
Isle of Capri Casinos, Inc.
7.000% 03/01/14	2,060,000	1,467,750
		1,467,750
Motion Pictures & Services – 0.0%
United Artists Theatre Circuit, Inc.
9.300% 07/01/15 (i)	233,959	173,130
		173,130
Entertainment Total		1,640,880
Housewares – 0.2%
Libbey Glass, Inc.
11.913% 06/01/11 (c)	1,630,000	1,597,400
Housewares Total		1,597,400
Leisure Time – 0.8%
Recreational Centers – 0.8%
Town Sports International, Inc.
(g) 02/01/14
(11.000% 02/01/09)	4,200,000	3,822,000
4.688% 02/27/14 (c)(d)	2,054,250	1,684,485
		5,506,485
Leisure Time Total		5,506,485
Lodging – 4.5%
Casino Hotels – 3.9%
Boyd Gaming Corp.
7.750% 12/15/12	7,382,000	6,828,350
Chukchansi Economic Development Authority
8.000% 11/15/13 (b)	1,475,000	1,327,500
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (b)	2,380,000	2,362,150
Jacobs Entertainment, Inc.
9.750% 06/15/14	3,955,000	2,966,250
Mohegan Tribal Gaming Authority
6.375% 07/15/09	3,250,000	3,250,000
7.125% 08/15/14	815,000	668,300
MTR Gaming Group, Inc.
9.000% 06/01/12	2,550,000	2,218,500
Penn National Gaming, Inc.
6.750% 03/01/15	3,215,000	2,917,612
6.875% 12/01/11	1,025,000	963,500
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (b)	865,000	681,188
8.750% 10/01/13	245,000	241,325
Seminole Hard Rock Entertainment, Inc.
5.300% 03/15/14 (b)(c)	2,045,000	1,620,662
Wynn Las Vegas LLC
6.625% 12/01/14	2,630,000	2,531,375
		28,576,712

See Accompanying Notes to Financial Statements.

40

Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Hotels & Motels – 0.6%
Gaylord Entertainment Co.
6.750% 11/15/14	2,155,000	1,874,850
8.000% 11/15/13	3,135,000	2,907,713
		4,782,563
Lodging Total		33,359,275
Retail – 4.0%
Retail-Automobiles – 0.5%
KAR Holdings, Inc.
8.375% 05/01/14	210,000	186,900
10.000% 05/01/15	4,225,000	3,654,625
		3,841,525
Retail-Drug Stores – 1.7%
Rite Aid Corp.
7.500% 01/15/15	4,020,000	3,718,500
7.500% 03/01/17	3,185,000	2,866,500
8.625% 03/01/15	6,950,000	5,299,375
9.500% 06/15/17	1,105,000	867,425
		12,751,800
Retail-Miscellaneous/Diversified – 0.2%
Harry & David Holdings, Inc.
9.000% 03/01/13	1,835,000	1,596,450
		1,596,450
Retail-Propane Distributors – 0.8%
Star Gas Partners LP/Star Gas Finance Co.
10.250% 02/15/13	5,640,000	5,640,000
		5,640,000
Retail-Restaurants – 0.2%
Sbarro, Inc.
10.375% 02/01/15	1,730,000	1,435,900
		1,435,900
Retail-Toy Store – 0.6%
Toys R Us, Inc.
7.625% 08/01/11	5,325,000	4,326,562
		4,326,562
Retail Total		29,592,237
Textiles – 0.8%
Textile-Products – 0.8%
INVISTA
9.250% 05/01/12 (b)	5,740,000	5,869,150
		5,869,150
Textiles Total		5,869,150
Consumer Cyclical Total		100,001,346

	Par ($) (a)	Value ($)
Consumer Non-Cyclical – 13.2%
Agriculture – 0.6%
Tobacco – 0.6%
Reynolds American, Inc.
7.625% 06/01/16	2,165,000	2,277,935
7.750% 06/01/18	2,185,000	2,297,565
		4,575,500
Agriculture Total		4,575,500
Beverages – 0.3%
Beverages-Wine/Spirits – 0.3%
Constellation Brands, Inc.
7.250% 05/15/17	2,575,000	2,497,750
		2,497,750
Beverages Total		2,497,750
Commercial Services – 3.0%
Commercial Services – 0.5%
Language Line Holdings, Inc.
11.125% 06/15/12	3,895,000	3,933,950
		3,933,950
Commercial Services-Finance – 0.1%
Cardtronics, Inc.
9.250% 08/15/13	305,000	286,700
9.250% 08/15/13 (b)	375,000	352,500
		639,200
Marine Services – 0.4%
Great Lakes Dredge & Dock Corp.
7.750% 12/15/13	2,945,000	2,694,675
		2,694,675
Printing-Commercial – 0.8%
Phoenix Color Corp.
13.000% 02/01/09	3,391,000	3,340,135
Quebecor World, Inc.
9.750% 01/15/15 (b)(f)	1,885,000	904,800
Vertis, Inc.
9.750% 04/01/09	1,760,000	1,496,000
		5,740,935
Protection-Safety – 0.6%
Protection One Alarm Monitoring
8.125% 01/15/09	2,390,000	2,488,587
Rural/Metro Corp.
9.875% 03/15/15	2,410,000	2,132,850
		4,621,437

See Accompanying Notes to Financial Statements.

41

Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Schools – 0.6%
Knowledge Learning Corp., Inc.
7.750% 02/01/15 (b)	4,700,000	4,394,500
		4,394,500
Commercial Services Total		22,024,697
Food – 1.3%
Fisheries – 0.2%
ASG Consolidated LLC/ASG Finance, Inc.
(g) 11/01/11
(11.500% 11/01/08)	2,155,000	1,939,500
		1,939,500
Food-Meat Products – 0.4%
Smithfield Foods, Inc.
7.750% 07/01/17	2,885,000	2,812,875
		2,812,875
Food-Miscellaneous/Diversified – 0.1%
Chiquita Brands International, Inc.
7.500% 11/01/14	540,000	456,300
		456,300
Food-Retail – 0.4%
Stater Brothers Holdings
7.750% 04/15/15	2,465,000	2,329,425
8.125% 06/15/12	520,000	521,300
		2,850,725
Poultry – 0.2%
Pilgrim's Pride Corp.
7.625% 05/01/15	610,000	587,125
8.375% 05/01/17	925,000	814,000
		1,401,125
Food Total		9,460,525
Healthcare Products – 3.1%
Medical Products – 3.1%
Hanger Orthopedic Group, Inc.
10.250% 06/01/14	3,560,000	3,577,800
Invacare Corp.
9.750% 02/15/15	2,110,000	2,120,550
PTS Acquisition Corp.
PIK,
9.500% 04/15/15 (b)	3,895,000	3,154,950
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp.
10.875% 11/15/14 (b)	4,700,000	4,418,000
11.750% 11/15/14	2,580,000	2,257,500
Universal Hospital Services, Inc.
8.288% 06/01/15 (c)	1,240,000	1,103,600
PIK,
8.500% 06/01/15	1,820,000	1,820,000

	Par ($) (a)	Value ($)
VWR Funding, Inc.
PIK,
10.250% 07/15/15	4,340,000	4,036,200
		22,488,600
Healthcare Products Total		22,488,600
Healthcare Services – 3.7%
Medical Products – 0.7%
BHM Technology Term Loan 1st Lien
9.510% 07/21/13 (c)(d)	1,645,851	411,463
11.080% 07/21/13 (c)(d)	3,047,872	761,968
Talecris Biotherapeutics
6.570% 12/06/13 (c)(d)	1,649,125	1,385,265
9.570% 12/06/14 (c)(d)	3,340,000	2,571,800
		5,130,496
Medical-Hospitals – 2.0%
Community Health Systems, Inc.
5.335% 07/25/14 (c)(d)	7,393,989	6,801,050
8.875% 07/15/15	3,985,000	3,999,944
HCA, Inc.
6.300% 10/01/12	4,305,000	3,831,450
6.750% 07/15/13	360,000	318,600
		14,951,044
Medical-Nursing Homes – 0.2%
Skilled Healthcare Group, Inc.
11.000% 01/15/14	1,329,000	1,388,805
		1,388,805
MRI/Medical Diagnostic Imaging – 0.8%
Alliance Imaging, Inc.
7.250% 12/15/12	5,875,000	5,522,500
		5,522,500
Physical Therapy/Rehab Centers – 0.0%
Psychiatric Solutions, Inc.
7.750% 07/15/15	170,000	169,150
		169,150
Healthcare Services Total		27,161,995
Household Products/Wares – 0.6%
Consumer Products-Miscellaneous – 0.2%
Jarden Corp.
7.500% 05/01/17	2,200,000	1,925,000
		1,925,000
Office Supplies & Forms – 0.4%
ACCO Brands Corp.
7.625% 08/15/15	3,175,000	2,809,875
		2,809,875
Household Products/Wares Total		4,734,875

See Accompanying Notes to Financial Statements.

42

Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Pharmaceuticals – 0.6%
Medical-Drugs – 0.6%
Angiotech Pharmaceuticals, Inc.
6.826% 12/01/13 (c)	2,137,000	1,634,805
Warner Chilcott Corp.
5.112% 01/18/12 (c)(d)	269,018	247,273
8.750% 02/01/15	1,200,000	1,200,000
Series B,
6.830% 01/18/12 (c)(d)	664,908	611,162
Series C,
6.830% 01/18/11 (c)(d)	321,232	295,266
		3,988,506
Vitamins & Nutrition Products – 0.0%
NBTY, Inc.
7.125% 10/01/15	175,000	167,125
		167,125
Pharmaceuticals Total		4,155,631
Consumer Non-Cyclical Total		97,099,573
Diversified – 0.6%
Holding Companies – 0.6%
Diversified Operations – 0.6%
Leucadia National Corp.
7.125% 03/15/17	2,365,000	2,240,837
Susser Holdings LLC
10.625% 12/15/13 (b)	1,805,000	1,854,638
		4,095,475
Holding Companies Total		4,095,475
Diversified Total		4,095,475
Energy – 9.8%
Energy-Alternate Sources – 0.2%
Salton SEA Funding
8.300% 05/30/11	2,429	2,754
VeraSun Energy Corp.
9.375% 06/01/17 (b)	2,155,000	1,476,175
Energy-Alternate Sources Total		1,478,929
Oil & Gas – 5.5%
Oil & Gas Drilling – 0.9%
Parker Drilling Co.
9.625% 10/01/13	5,885,000	6,193,963
		6,193,963
Oil Companies-Exploration & Production – 4.6%
Chaparral Energy, Inc.
8.500% 12/01/15	5,825,000	5,067,750
8.875% 02/01/17	3,280,000	2,845,400

	Par ($) (a)	Value ($)
Chesapeake Energy Corp.
6.875% 11/15/20	1,885,000	1,828,450
Hilcorp Energy LP/Hilcorp Finance Co.
7.750% 11/01/15 (b)	2,570,000	2,409,375
9.000% 06/01/16 (b)	1,110,000	1,118,325
Mariner Energy, Inc.
7.500% 04/15/13	3,755,000	3,604,800
8.000% 05/15/17	190,000	181,450
Newfield Exploration Co.
6.625% 04/15/16	1,805,000	1,768,900
Petroquest Energy, Inc.
10.375% 05/15/12	2,970,000	3,051,675
Stone Energy Corp.
6.750% 12/15/14	2,680,000	2,438,800
8.250% 12/15/11	1,195,000	1,183,050
Venoco, Inc.
8.750% 12/15/11	1,440,000	1,306,800
W&T Offshore, Inc.
8.250% 06/15/14 (b)	1,860,000	1,725,150
Whiting Petroleum Corp.
7.000% 02/01/14	5,620,000	5,563,800
		34,093,725
Oil & Gas Total		40,287,688
Oil & Gas Services – 0.9%
Oil Field Machinery & Equipment – 0.3%
Complete Production Services, Inc.
8.000% 12/15/16	2,650,000	2,544,000
		2,544,000
Oil-Field Services – 0.6%
Allis-Chalmers Energy, Inc.
8.500% 03/01/17	615,000	541,200
9.000% 01/15/14	4,075,000	3,708,250
		4,249,450
Oil & Gas Services Total		6,793,450
Pipelines – 3.2%
ANR Pipeline Co.
7.375% 02/15/24	1,205,000	1,304,164
9.625% 11/01/21	5,980,000	8,020,340
El Paso Natural Gas Co.
7.625% 08/01/10	5,240,000	5,381,129
8.375% 06/15/32	1,860,000	2,112,384
8.625% 01/15/22	1,235,000	1,388,965
MarkWest Energy Partners LP
6.875% 11/01/14	1,065,000	1,006,425
8.500% 07/15/16	4,100,000	4,130,750
Pipelines Total		23,344,157
Energy Total		71,904,224

See Accompanying Notes to Financial Statements.

43

Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Financials – 10.7%
Diversified Financial Services – 6.4%
Finance-Auto Loans – 2.1%
AmeriCredit Corp.
8.500% 07/01/15	3,465,000	2,529,450
Daimler Chrysler 2nd Lien
9.300% 08/03/13 (c)(d)	6,415,000	4,365,767
Ford Motor Credit Co.
7.875% 06/15/10	885,000	771,664
GMAC LLC
8.000% 11/01/31	10,370,000	7,432,096
		15,098,977
Finance-Investment Banker/Broker – 0.2%
LaBranche & Co., Inc.
11.000% 05/15/12	1,795,000	1,821,925
		1,821,925
Finance-Other Services – 1.2%
AMR Real Estate Partners, LP
7.125% 02/15/13	1,515,000	1,374,862
8.125% 06/01/12	7,620,000	7,429,500
		8,804,362
Investment Management/Advisor Service – 0.5%
LVB Acquisition Merger Sub, Inc.
10.000% 10/15/17 (b)	1,855,000	1,943,113
11.625% 10/15/17 (b)	1,990,000	1,990,000
		3,933,113
Special Purpose Entity – 2.4%
Cedar Brakes LLC
8.500% 02/15/14 (b)	1,740,393	1,910,812
9.875% 09/01/13 (b)	2,872,551	3,225,013
CEVA Group PLC
10.000% 09/01/14 (b)	2,070,000	2,002,725
Hawker Beechcraft Acquisition Co. LLC/ Hawker Beechcraft Notes Co.
8.500% 04/01/15	1,780,000	1,828,950
9.750% 04/01/17	1,115,000	1,109,425
MXEnergy Holdings, Inc.
10.686% 08/01/11 (c)	2,830,000	2,547,000
Rainbow National Services LLC
10.375% 09/01/14 (b)	1,886,000	1,999,160
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375% 12/15/13	2,398,000	2,445,960
Vanguard Health Holding Co. LLC
9.000% 10/01/14	455,000	437,938
		17,506,983
Diversified Financial Services Total		47,165,360

	Par ($) (a)	Value ($)
Insurance – 2.3%
Insurance Brokers – 1.0%
HUB International Holdings, Inc.
9.000% 12/15/14 (b)	5,845,000	4,559,100
USI Holdings Corp.
6.940% 11/15/14 (b)(c)	1,365,000	986,212
9.750% 05/15/15 (b)	2,390,000	1,726,775
		7,272,087
Multi-Line Insurance – 0.5%
Fairfax Financial Holdings Ltd.
7.375% 04/15/18	480,000	444,000
7.750% 07/15/37	3,590,000	3,231,000
8.300% 04/15/26	185,000	172,050
		3,847,050
Mutual Insurance – 0.0%
Lumbermens Mutual Casualty
8.300% 12/01/37 (b)(f)	180,000	900
8.450% 12/01/97 (b)(f)	4,600,000	23,000
9.150% 07/01/26 (b)(f)	9,865,000	49,325
		73,225
Property/Casualty Insurance – 0.8%
Crum & Forster Holdings Corp.
7.750% 05/01/17	6,350,000	6,016,625
		6,016,625
Insurance Total		17,208,987
Real Estate – 0.5%
Real Estate Management/Services – 0.5%
LNR Property Corp.
5.860% 07/12/09 (c)(d)	532,400	425,920
6.360% 07/12/11 (c)(d)	4,140,400	3,208,810
		3,634,730
Real Estate Total		3,634,730
Real Estate Investment Trusts (REITs) – 1.5%
REITS-Health Care – 0.5%
Omega Healthcare Investors, Inc.
7.000% 04/01/14	4,285,000	4,113,600
		4,113,600
REITS-Hotels – 0.1%
Host Marriott LP
6.750% 06/01/16	505,000	472,175
		472,175
REITS-Single Tenant – 0.9%
Trustreet Properties, Inc.
7.500% 04/01/15	5,950,000	6,478,497
		6,478,497
Real Estate Investment Trusts (REITs) Total		11,064,272
Financials Total		79,073,349

See Accompanying Notes to Financial Statements.

44

Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Industrial – 4.1%
Building Materials – 0.5%
Building & Construction Products-Miscellaneous – 0.3%
Panolam Industries International, Inc.
10.750% 10/01/13	2,520,000	1,953,000
		1,953,000
Building Products-Wood – 0.2%
Building Materials Holding Co.
8.438% 09/25/14 (c)(d)	2,600,000	1,434,334
		1,434,334
Building Materials Total		3,387,334
Electrical Components & Equipment – 0.1%
Wire & Cable Products – 0.1%
Belden, Inc.
7.000% 03/15/17	1,135,000	1,095,275
		1,095,275
Electrical Components & Equipment Total		1,095,275
Environmental Control – 0.8%
Pollution Control – 0.8%
Geo Sub Corp.
11.000% 05/15/12	6,165,000	5,856,750
		5,856,750
Environmental Control Total		5,856,750
Hand/Machine Tools – 0.2%
Machine Tools & Related Products – 0.2%
Thermadyne Holdings Corp.
9.250% 02/01/14	2,055,000	1,808,400
		1,808,400
Hand/Machine Tools Total		1,808,400
Metal Fabricate/Hardware – 0.6%
Metal Processors & Fabrication – 0.6%
Metals USA, Inc.
11.125% 12/01/15	1,465,000	1,435,700
Neenah Foundary Co.
9.500% 01/01/17	3,690,000	2,546,100
		3,981,800
Steel Pipe & Tube – 0.0%
Mueller Water Products, Inc.
7.375% 06/01/17	230,000	198,375
		198,375
Metal Fabricate/Hardware Total		4,180,175

	Par ($) (a)	Value ($)
Miscellaneous Manufacturing – 1.4%
Diversified Manufacturing Operators – 1.4%
Actuant Corp.
6.875% 06/15/17 (b)	2,215,000	2,187,313
RBS Global, Inc. & Rexnord Corp.
9.500% 08/01/14	4,920,000	4,600,200
Rental Services
8.150% 11/30/13 (c)(d)(j)	1,581,643	1,316,718
Sally Holdings LLC
9.250% 11/15/14	2,000,000	1,995,000
		10,099,231
Miscellaneous Manufacturing Total		10,099,231
Transportation – 0.2%
Transportation-Railroad – 0.1%
Kansas City Southern de Mexico SA de CV
7.375% 06/01/14 (b)	925,000	853,312
		853,312
Transportation-Trucks – 0.1%
Swift Transportation Co., Inc.
12.500% 05/15/17 (b)	2,170,000	884,275
		884,275
Transportation Total		1,737,587
Trucking & Leasing – 0.3%
Transport-Equipment & Leasing – 0.3%
Greenbrier Companies, Inc.
8.375% 05/15/15	2,130,000	2,002,200
		2,002,200
Trucking & Leasing Total		2,002,200
Industrial Total		30,166,952
Technology – 3.9%
Computers – 1.8%
Computer Services – 1.8%
Sungard Data Systems, Inc.
3.750% 01/15/09	155,000	151,513
4.875% 01/15/14	3,585,000	3,141,356
4.910% 02/28/14 (b)(c)(d)	5,777,764	5,350,995
9.125% 08/15/13	4,235,000	4,277,350
		12,921,214
Computers Total		12,921,214
Semiconductors – 1.2%
Electronic Components-Miscellaneous – 1.2%
NXP BV/NXP Funding LLC
7.875% 10/15/14	6,335,000	5,796,525
9.500% 10/15/15	3,805,000	3,129,612
		8,926,137
Semiconductors Total		8,926,137

See Accompanying Notes to Financial Statements.

45

Columbia High Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Software – 0.9%
Application Software – 0.6%
SS&C Technologies, Inc.
11.750% 12/01/13	4,495,000	4,461,288
		4,461,288
Transactional Software – 0.3%
Open Solutions, Inc.
9.750% 02/01/15 (b)	2,845,000	2,204,875
		2,204,875
Software Total		6,666,163
Technology Total		28,513,514
Utilities – 4.8%
Electric – 4.8%
Electric-Distribution – 0.8%
AES Eastern Energy LP
9.000% 01/02/17	4,210,010	4,357,360
9.670% 01/02/29	1,175,000	1,380,625
		5,737,985
Electric-Generation – 1.2%
Intergen NV
9.000% 06/30/17 (b)	5,835,000	6,097,575
Reliant Energy Mid-Atlantic Power Holdings LLC
9.681% 07/02/26	2,490,000	2,788,800
		8,886,375
Electric-Integrated – 1.8%
Energy Future Holdings Corp.
10.875% 11/01/17 (b)	4,610,000	4,656,100
Texas Competitive Electric Holdings Co. LLC
6.478% 10/10/14 (c)(d)	1,168,690	1,062,959
6.596% 10/10/14 (c)(d)	7,681,835	6,985,837
Western Resources
7.125% 08/01/09	375,000	391,252
		13,096,148
Independent Power Producer – 1.0%
Reliant Energy, Inc.
7.625% 06/15/14	1,130,000	1,121,525
7.875% 06/15/17	6,700,000	6,666,500
		7,788,025
Electric Total		35,508,533
Utilities Total		35,508,533
Total Corporate Fixed-Income Bonds & Notes (cost of $684,252,672)		624,494,280

Common Stocks – 1.6%
	Shares	Value ($)
Communications – 0.0%
Telecommunication Services – 0.0%
Remote Dynamics, Inc. (k)	158	1
Telecommunication Services Total		1
Communications Total		1
Consumer Discretionary – 0.5%
Media – 0.5%
AH Belo Corp., Class A (k)	18,600	212,598
Belo Corp., Class A	93,000	983,010
Haights Cross Communications (i)	275,078	2,654,503
Media Total		3,850,111
Consumer Discretionary Total		3,850,111
Financials – 0.0%
Diversified Financial Services – 0.0%
Adelphia Recovery Trust (i)(k)	1,410,902	14,109
Diversified Financial Services Total		14,109
Financials Total		14,109
Industrial – 0.8%
Airlines – 0.8%
Northwest Airlines Corp. (k)	680,790	6,120,302
Airlines Total		6,120,302
Industrial Total		6,120,302
Information Technology – 0.0%
Communications Equipment – 0.0%
Loral Space & Communications, Inc. (k)	49	1,168
Communications Equipment Total		1,168
Information Technology Total		1,168
Technology – 0.1%
Software – 0.1%
Quadramed Corp. (k)	478,093	927,500
Software Total		927,500
Technology Total		927,500

See Accompanying Notes to Financial Statements.

46

Columbia High Income Fund

March 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Utilities – 0.2%
Gas Utilities – 0.2%
Star Gas Partners LP (k)	371,200	1,113,600
Gas Utilities Total		1,113,600
Utilities Total		1,113,600
Total Common Stocks (cost of $18,072,436)		12,026,791
Preferred Stocks – 1.2%
Communications – 0.0%
Media – 0.0%
Publishing-Periodicals – 0.0%
Ziff Davis Holdings, Inc. 10.00% (k)	328	3,321
		3,321
Media Total		3,321
Communications Total		3,321
Financials – 1.2%
Real Estate Investment Trusts (REITs) – 1.2%
REITS-Diversified – 1.2%
Sovereign Real Estate Investment Corp., 12.00% (b)	7,527,000	8,430,240
		8,430,240
Real Estate Investment Trusts (REITs) Total		8,430,240
Financials Total		8,430,240
Total Preferred Stocks (cost of $9,802,860)		8,433,561
Convertible Bonds – 1.0%
	Par ($) (a)
Communications – 0.9%
Media – 0.4%
Television – 0.4%
Sinclair Broadcast Group, Inc.
3.000% 05/15/27	3,540,000	3,203,700
		3,203,700
Media Total		3,203,700

	Par ($) (a)	Value ($)
Internet – 0.0%
Web Portals/ISP – 0.0%
At Home Corp.
4.750% 12/15/06 (i)(l)	3,896,787	390
		390
Internet Total		390
Telecommunication Services – 0.5%
Telecommunication Equipment – 0.5%
Nortel Networks Corp.
4.250% 09/01/08	3,491,000	3,447,362
		3,447,362
Telecommunication Services Total		3,447,362
Communications Total		6,651,452
Consumer Cyclical – 0.0%
Airlines – 0.0%
Delta Air Lines, Inc.
8.000% 06/03/49 (n)	2,256,000	73,320
Airlines Total		73,320
Consumer Cyclical Total		73,320
Financials – 0.1%
Insurance – 0.1%
Life/Health Insurance – 0.1%
Conseco, Inc.
3.500% 09/30/35 (b)(o)
(0.000% 09/30/10)	695,000	575,113
		575,113
Insurance Total		575,113
Financials Total		575,113
Total Convertible Bonds (cost of $7,606,439)		7,299,885
Convertible Preferred Stock – 0.7%
	Shares
Technology – 0.7%
Quadramed Corp. 5.50% (b)	246,600	5,425,200
Technology Total		5,425,200
Total Convertible Preferred Stock (cost of $5,957,100)		5,425,200

See Accompanying Notes to Financial Statements.

47

Columbia High Income Fund

March 31, 2008

Warrants – 0.0%
	Units	Value ($)
Communications – 0.0%
Media – 0.0%
Multimedia – 0.0%
Haights Cross Communications Expires 12/10/11 (i)(k)	1,366	13,168
		13,168
Publishing-Periodicals – 0.0%
Ziff Davis Holdings, Inc., Series E Expires 08/12/12 (f)(h)(i)	78,048	—
		—
Media Total		13,168
Telecommunication Services – 0.0%
Colo.Com, Inc. Expires 03/15/10 (b)(h)(i)(m)	1,145	—
Telecommunication Services Total		—
Communications Total		13,168
Total Warrants (cost of $25,625)		13,168
Short-Term Obligation – 9.9%
	Par ($) (a)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08, at 2.150%, collateralized by a U.S. Government Agency Obligation maturing 04/30/10, market value of $74,224,450 (repurchase proceeds $72,771,346)	72,767,000	72,767,000
Total Short-Term Obligation (cost of $72,767,000)		72,767,000
Total Investments – 99.3% (cost of $798,484,132) (p)		730,459,885
Other Assets & Liabilities, Net – 0.7%		5,502,973
Net Assets – 100.0%		735,962,858

Notes to Investment Portfolio:

(a)    Principal amount is stated in United States dollars unless otherwise noted.

(b)    Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which did not include any illiquid securities except the following, amounted to $114,205,581, which represents 15.5% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
Open Solutions, Inc. 9.750% 02/01/15	02/01/08	$2,845,000	$2,803,815	$2,204,875
Quadramed Corp., 5.50% Convertible Preferred Stock	06/21/05	246,600	5,957,100	5,425,200
Sovereign Real Estate Investment Corp., 12.00% Preferred Stock	07/27/05	7,527,000	9,802,860	8,430,240
				$16,060,315

(c)    The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(d)    Loan participation agreement.

(e)    Zero coupon bond.

(f)    The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2008, the value of these securities amounted to $3,240,635, which represents 0.4% of net assets.

(g)    Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid.

(h)    Security has no value.

(i)    Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(j)    Security purchased on a delayed delivery basis.

(k)    Non-income producing security.

(l)    The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2008, the value of this security represents less than 0.1% of net assets.

(m)  Investments in affiliates during the year ended March 31, 2008:
Securities name: Colo.com, Inc.

Par as of 03/31/07:	$945,502
Purchases:	$–
Sales:	$–
Par as of 03/31/08:	$945,502
Net realized gain/loss:	$–
Interest income earned:	$–
Value at end of period:	$–

(n)    Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(o)    Step bond. Shown parenthetically is the next interest rate to be paid.

(p)    Cost for federal income tax purposes is $799,350,355.

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	84.9
Common Stocks	1.6
Preferred Stocks	1.2
Convertible Bonds	1.0
Convertible Preferred Stock	0.7
Warrants	0.0	*
	89.4
Short-Term Obligation	9.9
Other Assets & Liabilities, Net	0.7
	100.0

*  Represents less than 0.1%.

Acronym	Name
CAD	Canadian Dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

48

Statements of Assets and Liabilities – Corporate Bond Funds
March 31, 2008

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Assets
Investments, at identified cost	2,011,160,402	1,250,947,399	798,484,132
Investments, at value (including securities on loan of $134,846,408, $54,653,192 and $—, respectively)	1,996,705,134	1,257,393,426	730,459,885
Cash	3,086,589	346	51,199
Foreign currency (cost of $74,359, $— and $—, respectively)	74,774	—	—
Unrealized appreciation on credit default swap contracts	388,296	—	—
Receivable for:
Investments sold	42,468,265	3,252,553	1,478,173
Investments sold on a delayed delivery basis	15,484,819	—	334,000
Fund shares sold	939,506	4,393,641	527,802
Interest	14,610,444	8,894,640	15,460,240
Futures variation margin	—	28,328	—
Foreign tax reclaims	20,854	—	24,760
Securities lending income	128,382	31,461	—
Expense reimbursement due from investment advisor	—	65,667	—
Trustees' deferred compensation plan	7,809	18,311	—
Other assets	14,819	18,797	—
Total Assets	2,073,929,691	1,274,097,170	748,336,059
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	79,209	—	—
Unrealized depreciation on credit default swap contracts	278,297	—	—
Collateral on securities loaned	138,697,400	55,684,111	—
Payable for:
Investments purchased	41,599,135	13,025,003	11,100,009
Investments purchased on a delayed delivery basis	167,181,393	—	334,000
Fund shares repurchased	3,473,669	648,706	—
Futures variation margin	196,579	—	—
Distributions	5,080,318	2,274,177	5,359
Investment advisory fee	507,903	246,989	345,100
Administration fee	207,086	87,112	135,699
Transfer agent fee	266,818	84,186	173,716
Pricing and bookkeeping fees	20,514	14,779	14,328
Merger fees	—	316,908	—
Trustees' fees	90,084	116,023	81,331
Distribution and service fees	14,035	37,978	101,627
Custody fee	14,711	3,318	3,844
Chief compliance officer expenses	744	465	219
Trustees' deferred compensation plan	7,809	18,311	—
Other liabilities	79,178	109,582	77,969
Total Liabilities	357,794,882	72,667,648	12,373,201
Net Assets	1,716,134,809	1,201,429,522	735,962,858

See Accompanying Notes to Financial Statements.

49

Statements of Assets and Liabilities – Corporate Bond Funds
March 31, 2008 (continued)

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Assets Consist of
Paid-in capital	1,767,388,313	1,237,442,419	797,820,242
Undistributed (overdistributed) net investment income	1,655,654	(1,753,648)	1,051,985
Accumulated net realized gain (loss)	(40,094,247)	(41,101,028)	5,090,118
Unrealized appreciation (depreciation) on:
Investments	(14,455,268)	6,446,027	(68,024,247)
Foreign currency translations	120,747	—	24,760
Forward foreign currency exchange contracts	(79,209)	—	—
Futures contracts	1,488,820	395,752	—
Swaps contracts	109,999	—	—
Net Assets	1,716,134,809	1,201,429,522	735,962,858
Class A
Net assets	$23,086,719	$76,196,029	$98,973,079
Shares outstanding	2,428,892	7,702,445	12,327,455
Net asset value per share (a)	$9.51	$9.89	$8.03
Maximum sales charge	3.25%	1.00%	4.75%
Maximum offering price per share (b)	$9.83	$9.99	$8.43
Class B
Net assets	$7,333,800	$14,034,668	$64,785,633
Shares outstanding	771,296	1,419,594	8,090,736
Net asset value per share (a)	$9.51	$9.89	$8.01
Class C
Net assets	$3,119,602	$18,644,118	$26,976,345
Shares outstanding	328,197	1,886,601	3,384,733
Net asset value per share (a)	$9.51	$9.88	$7.97
Class Z
Net assets	$1,682,594,688	$1,092,554,707	$545,227,801
Shares outstanding	176,856,733	110,641,984	67,322,944
Net asset value, offering and redemption price per share	$9.51	$9.87	$8.10

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

50

Statements of Operations – Corporate Bond Funds
For the Year Ended March 31, 2008

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Investment Income
Interest	102,974,909	48,268,947	5,351,437
Securities lending	759,909	191,027	—
Allocated from Master Portfolio:
Interest	—	—	69,130,596
Dividends	—	—	535,282
Foreign taxes withheld	—	—	(641)
Total Investment Income	103,734,818	48,459,974	75,016,674
Expenses
Expenses allocated from Master Portfolio (a)	—	—	4,930,009
Investment advisory fee	6,392,539	2,820,376	351,545
Administration fee	2,638,964	1,165,896	1,581,588
Distribution fee:
Class B	58,323	125,235	602,952
Class C	18,436	124,620	239,682
Service fee:
Class A	59,361	188,765	273,102
Class B	19,441	41,745	200,984
Class C	6,145	41,540	79,894
Transfer agent fee	1,479,026	262,586	909,812
Pricing and bookkeeping fees	209,024	170,169	49,396
Trustees' fees	20,483	19,004	6,774
Custody fee	115,944	32,711	9,717
Chief compliance officer expenses	1,964	1,354	1,106
Other expenses	306,861	252,571	251,910
Expenses before interest expense	11,326,511	5,246,572	9,488,471
Interest expense	—	—	780
Total Expenses	11,326,511	5,246,572	9,489,251
Fees waived by distributor Class C	—	(73,110)	—
Fees waived by investment advisor	—	(188,025)	—
Expense reductions	(28,981)	(17,947)	(969)
Net Expenses	11,297,530	4,967,490	9,488,282
Net Investment Income	92,437,288	43,492,484	65,528,392

(a)  Expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment advisor, administration, pricing and bookkeeping, Trustees' fees and other expenses for the period April 1, 2007 through February 27, 2008.

See Accompanying Notes to Financial Statements.

51

Statements of Operations – Corporate Bond Funds
For the Year Ended March 31, 2008 (continued)

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency, Futures Contracts and Swap Contracts
Net realized gain (loss) on:
Unaffiliated investments	(38,607,554)	(1,911,729)	(2,272,777)
Foreign currency transactions	300,887	—	4,532
Futures contracts	2,307,997	1,104,944	—
Swap contracts	669,844	—	—
Realized loss on disposal of investments in violation of investment restrictions	—	—	(36,838)
Reimbursement by investment sub advisor of loss on disposal of investments in violation of investment restrictions	—	—	36,838
Allocated from Master Portfolio:
Investments	—	—	12,399,114
Foreign currency transactions	—	—	59,698
Net realized gain (loss)	(35,328,826)	(806,785)	10,190,567
Net change in unrealized appreciation (depreciation) on:
Investments	(10,696,007)	5,681,418	(109,229,074)
Foreign currency translations	80,522	—	24,760
Forward foreign currency exchange contracts	(31,199)	—	—
Futures contracts	815,837	395,752	—
Swap contracts	109,999	—	—
Net change in unrealized appreciation (depreciation)	(9,720,848)	6,077,170	(109,204,314)
Net Gain (Loss)	(45,049,674)	5,270,385	(99,013,747)
Net Increase (Decrease) Resulting from Operations	47,387,614	48,762,869	(33,485,355)

See Accompanying Notes to Financial Statements.

52

Statement of Changes in Net Assets – Corporate Bond Funds

	Columbia Total Return Bond Fund		Columbia Short Term Bond Fund		Columbia High Income Fund
Increase (Decrease)	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
in Net Assets	2008 ($)	2007 ($)	2008 ($)	2007 ($)	2008 ($)	2007 ($)
Operations
Net investment income	92,437,288	94,026,633	43,492,484	46,323,079	65,528,392	66,763,443
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(35,328,826)	5,048,561	(806,785)	(8,439,264)	10,190,567	3,876,280 (a)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations futures contracts and swap contracts	(9,720,848)	28,477,335	6,077,170	18,992,758	(109,204,314)	32,123,686 (a)
Net Increase (Decrease) Resulting from Operations	47,387,614	127,552,529	48,762,869	56,876,573	(33,485,355)	102,763,409
Distributions to Shareholders
From net investment income:
Class A	(1,120,562)	(1,263,627)	(3,406,469)	(3,132,885)	(8,032,994)	(8,253,345)
Class B	(308,699)	(360,687)	(629,365)	(796,833)	(5,296,951)	(6,033,569)
Class C	(97,398)	(96,960)	(697,958)	(741,078)	(2,121,810)	(2,335,708)
Class Z	(90,617,590)	(92,094,934)	(39,527,069)	(42,075,851)	(50,271,068)	(50,545,707)
From net realized gains:
Class A	—	—	—	—	(935,610)	(1,327,383)
Class B	—	—	—	—	(675,252)	(1,286,366)
Class C	—	—	—	—	(266,709)	(497,755)
Class Z	—	—	—	—	(5,484,036)	(8,389,949)
Total Distributions to Shareholders	(92,144,249)	(93,816,208)	(44,260,861)	(46,746,647)	(73,084,430)	(78,669,782)
Net Capital Share Transactions	(140,111,581)	(178,692,296)	215,736,800	(293,369,962)	(149,511,672)	35,537,596
Net Increase (Decrease) in Net Assets	(184,868,216)	(144,955,975)	220,238,808	(283,240,036)	(256,081,457)	59,631,223
Net Assets
Beginning of period	1,901,003,025	2,045,959,000	981,190,714	1,264,430,750	992,044,315	932,413,092
End of period	1,716,134,809	1,901,003,025	1,201,429,522	981,190,714	735,962,858	992,044,315
Undistributed (Overdistributed) net investment income, at end of period	1,655,654	(102,911)	(1,753,648)	(985,271)	1,051,985	1,251,809

(a) Allocated from the Master Portfolio.

See Accompanying Notes to Financial Statements.

53

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Total Return Bond Fund				Columbia Short Term Bond Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007		Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	413,486	3,969,229	255,305	2,467,116	1,711,653	16,927,363	2,627,369	25,821,932
Distributions reinvested	89,080	855,591	95,437	919,577	249,705	2,462,221	257,515	2,519,244
Redemptions	(610,163)	(5,853,888)	(1,562,500)	(14,960,178)	(2,959,292)	(29,107,470)	(2,770,716)	(27,098,930)
Net Increase (Decrease)	(107,597)	(1,029,068)	(1,211,758)	(11,573,485)	(997,934)	(9,717,886)	114,168	1,242,246
Class B
Subscriptions	164,923	1,586,627	81,681	785,426	27,033	267,921	94,937	924,823
Distributions reinvested	26,071	250,484	30,078	289,991	52,850	520,430	65,930	644,551
Redemptions	(316,244)	(3,032,896)	(271,693)	(2,617,564)	(724,365)	(7,125,790)	(978,125)	(9,550,393)
Net Decrease	(125,250)	(1,195,785)	(159,934)	(1,542,147)	(644,482)	(6,337,439)	(817,258)	(7,981,019)
Class C
Subscriptions	170,135	1,634,256	44,184	425,636	653,782	6,468,016	366,916	3,587,181
Distributions reinvested	4,790	45,988	4,816	46,390	48,442	477,091	54,980	537,260
Redemptions	(80,288)	(771,211)	(124,509)	(1,196,377)	(605,403)	(5,957,303)	(901,305)	(8,802,688)
Net Increase (Decrease)	94,637	909,033	(75,509)	(724,351)	96,821	987,804	(479,409)	(4,678,247)
Class Z
Subscriptions	25,942,843	249,416,250	23,789,701	229,371,108	20,398,735	200,947,809	13,308,563	129,877,080
Proceeds received in connection with merger	—	—	—	—	26,159,873	258,296,287	—	—
Distributions reinvested	2,666,535	25,632,269	2,746,363	26,486,882	1,313,370	12,926,285	1,067,956	10,429,840
Redemptions	(43,096,517)	(413,844,280)	(43,816,690)	(420,710,303)	(24,535,676)	(241,366,060)	(43,312,809)	(422,259,862)
Net Increase (Decrease)	(14,487,139)	(138,795,761)	(17,280,626)	(164,852,313)	23,336,302	230,804,321	(28,936,290)	(281,952,942)

See Accompanying Notes to Financial Statements.

54

	Columbia High Income Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	5,419,513	46,923,569	7,870,258	70,057,781
Distributions reinvested	758,829	6,556,065	751,340	6,661,410
Redemptions	(7,355,098)	(64,178,306)	(7,350,929)	(65,881,079)
Net Increase (Decrease)	(1,176,756)	(10,698,672)	1,270,669	10,838,112
Class B
Subscriptions	350,884	3,077,375	783,967	6,981,437
Distributions reinvested	418,082	3,608,309	488,482	4,308,318
Redemptions	(2,953,921)	(25,577,756)	(2,477,227)	(22,098,251)
Net Decrease	(2,184,955)	(18,892,072)	(1,204,778)	(10,808,496)
Class C
Subscriptions	764,751	6,626,251	813,442	7,232,776
Distributions reinvested	168,858	1,450,520	186,990	1,643,169
Redemptions	(1,486,245)	(12,880,529)	(1,528,454)	(13,588,309)
Net Increase (Decrease)	(552,636)	(4,803,758)	(528,022)	(4,712,364)
Class Z
Subscriptions	21,860,199	193,255,324	26,158,720	234,374,389
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	1,815,406	15,811,134	1,468,999	13,137,713
Redemptions	(36,893,057)	(324,183,628)	(23,012,445)	(207,291,758)
Net Increase (Decrease)	(13,217,452)	(115,117,170)	4,615,274	40,220,344

See Accompanying Notes to Financial Statements.

55

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008	2007	2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.74	$9.56	$9.80		$10.17		$9.99
Income from Investment Operations:
Net investment income (b)	0.45	0.44	0.35		0.31		0.34
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.23)	0.18	(0.17)		(0.19)		0.24
Total from Investment Operations	0.22	0.62	0.18		0.12		0.58
Less Distributions to Shareholders:
From net investment income	(0.45)	(0.44)	(0.39)		(0.34)		(0.34)
From net realized gains	—	—	(0.03)		(0.15)		(0.06)
Total Distributions to Shareholders	(0.45)	(0.44)	(0.42)		(0.49)		(0.40)
Net Asset Value, End of Period	$9.51	$9.74	$9.56		$9.80		$10.17
Total return (c)	2.34%	6.65%	1.84	%(d)	1.21	%(d)	5.92	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.85%	0.79%	0.79%		0.83%		0.90%
Waiver/Reimbursement	—	—	0.06	%(f)	0.08	%(f)	0.03	%(f)
Net investment income (e)	4.74%	4.60%	3.91%		3.08%		3.36%
Portfolio turnover rate	253%	320%	199%		402%		398%
Net assets, end of period (000's)	$23,087	$24,704	$35,849		$30,409		$38,114

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

56

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008	2007	2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.74	$9.57	$9.81		$10.17		$9.99
Income from Investment Operations:
Net investment income (b)	0.38	0.37	0.28		0.23		0.26
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.23)	0.17	(0.17)		(0.18)		0.24
Total from Investment Operations	0.15	0.54	0.11		0.05		0.50
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.37)	(0.32)		(0.26)		(0.26)
From net realized gains	—	—	(0.03)		(0.15)		(0.06)
Total Distributions to Shareholders	(0.38)	(0.37)	(0.35)		(0.41)		(0.32)
Net Asset Value, End of Period	$9.51	$9.74	$9.57		$9.81		$10.17
Total return (c)	1.58%	5.75%	1.09	%(d)	0.55	%(d)	5.13	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.60%	1.54%	1.54%		1.58%		1.65%
Waiver/Reimbursement	—	—	0.06	%(f)	0.08	%(f)	0.03	%(f)
Net investment income (e)	3.99%	3.85%	3.14%		2.32%		2.61%
Portfolio turnover rate	253%	320%	199%		402%		398%
Net assets, end of period (000's)	$7,334	$8,735	$10,108		$9,707		$13,518

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

57

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008	2007	2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.74	$9.56	$9.80		$10.17		$9.99
Income from Investment Operations:
Net investment income (b)	0.38	0.37	0.28		0.23		0.26
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.23)	0.18	(0.17)		(0.19)		0.24
Total from Investment Operations	0.15	0.55	0.11		0.04		0.50
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.37)	(0.32)		(0.26)		(0.26)
From net realized gains	—	—	(0.03)		(0.15)		(0.06)
Total Distributions to Shareholders	(0.38)	(0.37)	(0.35)		(0.41)		(0.32)
Net Asset Value, End of Period	$9.51	$9.74	$9.56		$9.80		$10.17
Total return (c)	1.57%	5.86%	1.08	%(d)	0.45	%(d)	5.13	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.60%	1.54%	1.54%		1.58%		1.65%
Waiver/Reimbursement	—	—	0.06	%(f)	0.08	%(f)	0.03	%(f)
Net investment income (e)	3.97%	3.84%	3.20%		2.32%		2.61%
Portfolio turnover rate	253%	320%	199%		402%		398%
Net assets, end of period (000's)	$3,120	$2,275	$2,956		$1,470		$1,823

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

58

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008	2007	2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.75	$9.57	$9.81		$10.17		$10.00
Income from Investment Operations:
Net investment income (b)	0.48	0.47	0.37		0.33		0.36
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.24)	0.18	(0.16)		(0.18)		0.23
Total from Investment Operations	0.24	0.65	0.21		0.15		0.59
Less Distributions to Shareholders:
From net investment income	(0.48)	(0.47)	(0.42)		(0.36)		(0.36)
From net realized gains	—	—	(0.03)		(0.15)		(0.06)
Total Distributions to Shareholders	(0.48)	(0.47)	(0.45)		(0.51)		(0.42)
Net Asset Value, End of Period	$9.51	$9.75	$9.57		$9.81		$10.17
Total return (c)	2.49%	6.91%	2.10	%(d)	1.56	%(d)	6.07	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.60%	0.54%	0.54%		0.58%		0.65%
Waiver/Reimbursement	—	—	0.06	%(f)	0.08	%(f)	0.03	%(f)
Net investment income (e)	4.98%	4.85%	4.13%		3.30%		3.61%
Portfolio turnover rate	253%	320%	199%		402%		398%
Net assets, end of period (000's)	$1,682,595	$1,865,289	$1,997,046		$1,861,448		$2,260,519

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

59

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008	2007	2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.84	$9.75	$9.82		$10.07		$10.10
Income from Investment Operations:
Net investment income (b)	0.44	0.40	0.31		0.21		0.20
Net realized and unrealized gain (loss) on investments and futures contracts	0.05	0.09	(0.07)		(0.23)		0.02
Total from Investment Operations	0.49	0.49	0.24		(0.02)		0.22
Less Distributions to Shareholders:
From net investment income	(0.44)	(0.40)	(0.31)		(0.21)		(0.20)
From net realized gains	—	—	—		(0.02)		(0.05)
Total Distributions to Shareholders	(0.44)	(0.40)	(0.31)		(0.23)		(0.25)
Net Asset Value, End of Period	$9.89	$9.84	$9.75		$9.82		$10.07
Total return (c)(d)	5.13%	5.12%	2.47%		(0.19)%		2.23%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.73%	0.73%	0.72%		0.73%		0.72%
Waiver/Reimbursement	0.02%	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)
Net investment income (e)	4.43%	4.05%	3.27%		2.10%		1.99%
Portfolio turnover rate	58%	72%	80%		128%		164%
Net assets, end of period (000's)	$76,196	$85,635	$83,675		$38,130		$122,202

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, resepctively.

See Accompanying Notes to Financial Statements.

60

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008	2007	2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.84	$9.74	$9.81		$10.07		$10.09
Income from Investment Operations:
Net investment income (b)	0.36	0.32	0.25		0.14		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	0.06	0.11	(0.08)		(0.24)		0.03
Total from Investment Operations	0.42	0.43	0.17		(0.10)		0.16
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.33)	(0.24)		(0.14)		(0.13)
From net realized gains	—	—	—		(0.02)		(0.05)
Total Distributions to Shareholders	(0.37)	(0.33)	(0.24)		(0.16)		(0.18)
Net Asset Value, End of Period	$9.89	$9.84	$9.74		$9.81		$10.07
Total return (c)(d)	4.35%	4.45%	1.71%		(1.03)%		1.58%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.48%	1.48%	1.47%		1.48%		1.47%
Waiver/Reimbursement	0.02%	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)
Net investment income (e)	3.69%	3.30%	2.69%		1.37%		1.24%
Portfolio turnover rate	58%	72%	80%		128%		164%
Net assets, end of period (000's)	$14,035	$20,303	$28,061		$1,477		$1,775

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, resepctively.

See Accompanying Notes to Financial Statements.

61

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008	2007	2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.83	$9.74	$9.81		$10.07		$10.09
Income from Investment Operations:
Net investment income (b)	0.41	0.37	0.26		0.13		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	0.05	0.09	(0.07)		(0.23)		0.03
Total from Investment Operations	0.46	0.46	0.19		(0.10)		0.16
Less Distributions to Shareholders:
From net investment income	(0.41)	(0.37)	(0.26)		(0.14)		(0.13)
From net realized gains	—	—	—		(0.02)		(0.05)
Total Distributions to Shareholders	(0.41)	(0.37)	(0.26)		(0.16)		(0.18)
Net Asset Value, End of Period	$9.88	$9.83	$9.74		$9.81		$10.07
Total return (c)(d)	4.80%	4.80%	1.94%		(1.03)%		1.58%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.04%	1.04%	1.20%		1.48%		1.47%
Waiver/Reimbursement	0.46%	0.46%	0.35	%(f)	0.10	%(f)	0.13	%(f)
Net investment income (e)	4.12%	3.75%	2.69%		1.36%		1.24%
Portfolio turnover rate	58%	72%	80%		128%		164%
Net assets, end of period (000's)	$18,644	$17,598	$22,091		$17,980		$32,267

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, resepctively.

See Accompanying Notes to Financial Statements.

62

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008	2007	2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.82	$9.73	$9.80		$10.06		$10.08
Income from Investment Operations:
Net investment income (b)	0.46	0.42	0.33		0.24		0.22
Net realized and unrealized gain (loss) on investments and futures contracts	0.06	0.09	(0.07)		(0.25)		0.04
Total from Investment Operations	0.52	0.51	0.26		(0.01)		0.26
Less Distributions to Shareholders:
From net investment income	(0.47)	(0.42)	(0.33)		(0.23)		(0.23)
From net realized gains	—	—	—		(0.02)		(0.05)
Total Distributions to Shareholders	(0.47)	(0.42)	(0.33)		(0.25)		(0.28)
Net Asset Value, End of Period	$9.87	$9.82	$9.73		$9.80		$10.06
Total return (c)(d)	5.39%	5.39%	2.73%		(0.04)%		2.60%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.48%	0.48%	0.47%		0.48%		0.47%
Waiver/Reimbursement	0.02%	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)
Net investment income (e)	4.67%	4.29%	3.40%		2.37%		2.24%
Portfolio turnover rate	58%	72%	80%		128%		164%
Net assets, end of period (000's)	$1,092,555	$857,655	$1,130,604		$926,514		$1,099,131

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, resepctively.

See Accompanying Notes to Financial Statements.

63

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2008 (b)		2007	2006 (c)	2005	2004
Net Asset Value, Beginning of Period	$9.11		$8.91	$9.31	$9.79	$8.52
Income from Investment Operations:
Net investment income (d)	0.64		0.62	0.63	0.66	0.70
Net realized and unrealized gain (loss) on investments and foreign currency	(1.00)		0.32	(0.10)	0.03	1.36
Total from Investment Operations	(0.36)		0.94	0.53	0.69	2.06
Less Distributions to Shareholders:
From net investment income	(0.65)		(0.62)	(0.66)	(0.65)	(0.70)
From net realized gains	(0.07)		(0.12)	(0.27)	(0.52)	(0.09)
Total Distributions to Shareholders	(0.72)		(0.74)	(0.93)	(1.17)	(0.79)
Net Asset Value, End of Period	$8.03		$9.11	$8.91	$9.31	$9.79
Total return (e)	(4.22	)%(f)	11.10%	6.03%	7.64%	24.88%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.16%		1.13%	1.08%	1.09%	1.09%
Interest expense	—	%(h)	—	—	—	—
Net expenses (g)	1.16%		1.13%	1.08%	1.09%	1.09%
Net investment income (g)	7.28%		6.88%	6.90%	6.90%	7.37%
Portfolio turnover rate	2	%(i)(j)	—	—	—	—
Turnover of Columbia High Income Master Portfolio	32	%(i)	44%	34%	33%	51%
Net assets, end of period (in 000's)	$98,973		$123,071	$109,029	$134,980	$163,916

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contigent deffered sales charge.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01%, and $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

(i)  Not Annualized.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

64

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2008 (b)		2007	2006 (c)	2005	2004
Net Asset Value, Beginning of Period	$9.09		$8.89	$9.29	$9.77	$8.51
Income from Investment Operations:
Net investment income (d)	0.57		0.55	0.56	0.58	0.64
Net realized and unrealized gain (loss) on investments and foreign currency	(1.00)		0.32	(0.10)	0.04	1.35
Total from Investment Operations	(0.43)		0.87	0.46	0.62	1.99
Less Distributions to Shareholders:
From net investment income	(0.58)		(0.55)	(0.59)	(0.58)	(0.64)
From net realized gains	(0.07)		(0.12)	(0.27)	(0.52)	(0.09)
Total Distributions to Shareholders	(0.65)		(0.67)	(0.86)	(1.10)	(0.73)
Net Asset Value, End of Period	$8.01		$9.09	$8.89	$9.29	$9.77
Total return (e)	(4.95	)%(f)	10.29%	5.25%	6.89%	23.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.91%		1.88%	1.83%	1.84%	1.84%
Interest expense	—	%(h)	—	—	—	—
Net expenses (g)	1.91%		1.88%	1.83%	1.84%	1.84%
Net investment income (g)	6.54%		6.16%	6.22%	6.17%	6.62%
Portfolio turnover rate	2	%(i)(j)	—	—	—	—
Turnover of Columbia High Income Master Portfolio	32	%(i)	44%	34%	33%	51%
Net assets, end of period (in 000's)	$64,786		$93,413	$102,085	$130,088	$144,762

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01%, and $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

(i)  Not Annualized.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

65

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2008 (b)		2007	2006 (c)	2005	2004
Net Asset Value, Beginning of Period	$9.05		$8.86	$9.25	$9.74	$8.47
Income from Investment Operations:
Net investment income (d)	0.57		0.55	0.56	0.58	0.64
Net realized and unrealized gain (loss) on investments and foreign currency	(1.00)		0.31	(0.09)	0.03	1.36
Total from Investment Operations	(0.43)		0.86	0.47	0.61	2.00
Less Distributions to Shareholders:
From net investment income	(0.58)		(0.55)	(0.59)	(0.58)	(0.64)
From net realized gains	(0.07)		(0.12)	(0.27)	(0.52)	(0.09)
Total Distributions to Shareholders	(0.65)		(0.67)	(0.86)	(1.10)	(0.73)
Net Asset Value, End of Period	$7.97		$9.05	$8.86	$9.25	$9.74
Total return (e)	(4.98	)%(f)	10.21%	5.39%	6.80%	24.15%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.91%		1.88%	1.83%	1.84%	1.84%
Interest expense	—	%(h)	—	—	—	—
Net expenses (g)	1.91%		1.88%	1.83%	1.84%	1.84%
Net investment income (g)	6.54%		6.16%	6.23%	6.21%	6.62%
Portfolio turnover rate	2	%(i)(j)	—	—	—	—
Turnover of Columbia High Income Master Portfolio	32	%(i)	44%	34%	33%	51%
Net assets, end of period (in 000's)	$26,976		$35,639	$39,547	$49,066	$63,005

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01%, and $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

(i)  Not Annualized.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

66

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2008 (b)		2007	2006 (c)	2005	2004
Net Asset Value, Beginning of Period	$9.19		$8.98	$9.37	$9.86	$8.57
Income from Investment Operations:
Net investment income (d)	0.66		0.64	0.66	0.67	0.73
Net realized and unrealized gain (loss) on investments and foreign currency	(1.01)		0.33	(0.10)	0.04	1.38
Total from Investment Operations	(0.35)		0.97	0.56	0.71	2.11
Less Distributions to Shareholders:
From net investment income	(0.67)		(0.64)	(0.68)	(0.68)	(0.73)
From net realized gains	(0.07)		(0.12)	(0.27)	(0.52)	(0.09)
Total Distributions to Shareholders	(0.74)		(0.76)	(0.95)	(1.20)	(0.82)
Net Asset Value, End of Period	$8.10		$9.19	$8.98	$9.37	$9.86
Total return (e)	(4.05	)%(f)	11.41%	6.37%	7.76%	25.30%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.91%		0.88%	0.83%	0.84%	0.84%
Interest expense	—	%(h)	—	—	—	—
Net expenses (g)	0.91%		0.88%	0.83%	0.84%	0.84%
Net investment income (g)	7.54%		7.14%	7.19%	7.09%	7.62%
Portfolio turnover rate	2	%(i)(j)	—	—	—	—
Turnover of Columbia High Income Master Portfolio	32	%(i)	44%	34%	33%	51%
Net assets, end of period (in 000's)	$545,228		$739,921	$681,752	$707,834	$798,398

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01%, and $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

(i)  Not Annualized.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

67

Notes to Financial Statements – Corporate Bond Funds
March 31, 2008

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following diversified series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Total Return Bond Fund

Columbia Short Term Bond Fund

Columbia High Income Fund

Investment Objectives

Columbia Total Return Bond Fund seeks total return, consisting of current income and capital appreciation. Columbia Short Term Bond Fund seeks current income, consistent with minimal fluctuation of principal. Columbia High Income Fund seeks total return, consisting of a high level of income and capital appreciation.

Prior to February 28, 2008, Columbia High Income Fund (the "Former Feeder Fund") operated in a master-feeder structure, investing all or substantially all of its assets in Columbia High Income Master Portfolio (the "Master Portfolio"). Effective February 28, 2008, the Former Feeder Fund redeemed in-kind its investments in its Master Portfolio and converted into a stand-alone fund, investing directly in individual portfolio securities rather than in its Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00%, 3.25% and 4.75% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 3.00%, 3.00% and 5.00% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and/or of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques

68

Corporate Bond Funds, March 31, 2008 (continued)

may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swaps are marked to market daily based upon quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161") Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

Each Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Funds' sensitivity to changes in interest

69

Corporate Bond Funds, March 31, 2008 (continued)

rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Credit Default Swaps

The Funds may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Funds may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

Credit default swaps are marked to market daily based upon quotations from market makers and any change is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the contract period are recorded as liabilities or assets, respectively, on the

70

Corporate Bond Funds, March 31, 2008 (continued)

Funds' Statements of Assets and Liabilities. These upfront payments are amortized and are recorded as realized gain or loss on the Statements of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gain or loss on the Statements of Operations.

By entering into these agreements, the Funds could be exposed to risks in excess of the amounts recorded on the Statements of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, that the counterparty to an agreement will default on its obligation to perform, or that there may be an unfavorable change in interest rates.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Treasury Inflation Protected Securities

The Funds may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Loan Participations and Commitments

The Funds may invest in loan participations. When a Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities unless otherwise noted. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and

71

Corporate Bond Funds, March 31, 2008 (continued)

unrealized gains (losses) are allocated based on the relative net assets of each class.

Prior to February 28, 2008, Columbia High Income Fund recorded its proportionate share of investment income, realized and unrealized gains and losses and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains and losses and expenses were allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly by the Funds except Columbia High Income Fund for which distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for paydown reclassifications, market discount accretion adjustments, foreign currency transactions, distribution reclassifications and allocations from the Master Portfolio were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Total Return Bond Fund	$1,465,526	$(1,465,526)	$—
Columbia Short Term Bond Fund	—	(14,273,381)	14,273,381
Columbia High Income Fund	(5,393)	(335,747)	341,140

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

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Corporate Bond Funds, March 31, 2008 (continued)

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	3/31/08
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$92,144,249	$—
Columbia Short Term Bond Fund	44,260,861	—
Columbia High Income Fund	68,744,683	4,339,747
	3/31/07
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$93,816,208	$—
Columbia Short Term Bond Fund	46,746,647	—
Columbia High Income Fund	67,432,980	11,236,802

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Total Return Bond Fund	$6,721,838	$—	$(15,967,677)
Columbia Short Term Bond Fund	528,221	—	6,377,992
Columbia High Income Fund	1,051,985	6,070,278	(68,890,470)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Total Return Bond Fund	$40,547,555	$(56,515,232)	$(15,967,677)
Columbia Short Term Bond Fund	16,005,195	(9,627,203)	6,377,992
Columbia High Income Fund	13,664,124	(82,554,594)	(68,890,470)

73

Corporate Bond Funds, March 31, 2008 (continued)

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in 2011	Expiring in 2012	Expiring in 2013	Expiring in 2014	Expiring in 2015	Expiring in 2016	Total
Columbia Total Return Bond Fund	$—	$—	$325,588	$72,823	$1,644,323	$10,231,964	$12,274,698
Columbia Short Term Bond Fund	685,526	5,387,556	9,446,701	11,783,069	12,691,619	642,768	40,637,239

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008. Columbia Total Return Bond Fund had capital losses of $24,847,335 attributed to security transactions were deferred to April 1, 2008.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective September 28, 2007. FIN 48 requires management to determine whether a tax position of the Funds are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

Fees on Average Net Assets	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
First $500 Million	0.40%	0.30%	0.55%
$500 Million to $1 Billion	0.35%	0.30%	0.52%
$1 Billion to $1.5 Billion	0.32%	0.30%	0.49%
$1.5 Billion to $3 Billion	0.29%	0.30%	0.46%
$3 Billion to $6 Billion	0.28%	0.30%	0.46%
Over $6 Billion	0.27%	0.30%	0.46%

Prior to February 28, 2008, Columbia High Income Fund paid for investment advisory services indirectly though its investment in the master portfolio.

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Corporate Bond Funds, March 31, 2008 (continued)

For the year ended March 31, 2008, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Total Return Bond Fund	0.34%
Columbia Short Term Bond Fund	0.30%
Columbia High Income Fund	0.54%

Sub-Advisory Fee

MacKay Shields LLC ("MacKay Shields") has been retained by Columbia as the investment sub-advisor to Columbia High Income Fund. As the sub-advisor, MacKay Shields is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for Columbia High Income Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on Columbia High Income Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.400%
$100 million to $200 million	0.375%
Over $200 million	0.350%

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Total Return Bond Fund	0.15%
Columbia Short Term Bond Fund	0.14%
Columbia High Income Fund	0.23%

Columbia has contractually agreed to waive a portion of its administration fee for Columbia Short Term Bond Fund at an annual rate of 0.02% of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to February 28, 2008, Columbia High Income Fund paid a portion of the administration fees indirectly though its investment in the master portfolio.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Prior to February 28, 2008, Columbia High Income Fund paid a portion of the pricing and bookkeeping fees indirectly through its investment in the master portfolio.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Funds also reimbursed Columbia for accounting oversight and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amounts charged to the Funds by affiliates included in the Statements of

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Corporate Bond Funds, March 31, 2008 (continued)

Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Charged by Affiliates
Columbia Total Return Bond Fund	$10,280
Columbia Short Term Bond Fund	10,280
Columbia High Income Fund	2,603

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for Columbia High Income Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Funds' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statements of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $6,171, $5,426 and $739 for Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia High Income Fund, respectively.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Total Return Bond Fund	$784	$11	$7,327	$600
Columbia Short Term Bond Fund	2,238	22	4,984	1,919
Columbia High Income Fund	23,001	27	154,792	4,914

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid

76

Corporate Bond Funds, March 31, 2008 (continued)

monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%*	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

*  Columbia Short Term Bond Fund pays its shareholder servicing fees, at the rates shown above, under a separate shareholder servicing plan.

The Distributor has voluntarily agreed to waive 0.44% of the distribution fees on Class C shares for Columbia Short Term Bond Fund. This arrangement may be modified or terminated by the Distributor at any time.

Expense Limits and Fee Reimbursements

Columbia and/or some of the Funds' other service providers have contractually agreed to waive fees and/or reimburse certain expenses through July 31, 2008, for Columbia Total Return Bond Fund and Columbia High Income Fund and contractually agreed to waive fees and reimburse certain expenses for Columbia Short Term Bond Fund through July 31, 2009 so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the following annual rates, based on each Fund's average daily net assets:

Fund	Annual rate
Columbia Total Return Bond Fund	0.60%
Columbia Short Term Bond Fund	0.48%
Columbia High Income Fund	0.93%

Columbia and/or the Distributor are entitled to recover from each respective Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a respective Fund's total operating expenses to exceed the expense limitations in effect at the time of recovery. At March 31, 2008, no amounts were potentially recoverable from the Funds.

There is no guarantee that the contractual expense limitations will continue after July 31, 2008 for Columbia Total Return Bond Fund and Columbia High Income Fund and July 31, 2009 for Columbia Short Term Bond Fund.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses as follows:

Custody Credit
Columbia Total Return Bond Fund	$22,810
Columbia Short Term Bond Fund	12,521
Columbia High Income Fund	230

77

Corporate Bond Funds, March 31, 2008 (continued)

Note 6. Portfolio Information

For the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Columbia Total Return Bond Fund	$3,973,118,160	$4,249,554,370	$1,087,567,990	$1,175,083,911
Columbia Short Term Bond Fund	182,243,804	274,357,274	359,944,871	330,287,419
Columbia High Income Fund	—	—	13,736,131	28,374,088

Note 7. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Columbia Total Return Bond Fund

Class B shares purchased:	Will convert to Class A shares after:
–after November 15, 1998	Eight years
–between August 1, 1998 and November 15, 1998
$0 - $249,999	Six years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years

Columbia High Income Fund

Class B shares purchased:	Will convert to Class A shares after:
–after November 15, 1998	Eight years
–between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
–before August 1, 1997	Eight Years

See Schedules of capital stock activity.

As of March 31, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	% of Shares Outstanding Held
Columbia Total Return Bond Fund	72.9%
Columbia High Income Fund	56.6%

As of March 31, 2008, the Funds had shareholders that collectively held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	% of Shares Outstanding Held
Columbia Total Return Bond Fund	11.2%
Columbia Short Term Bond Fund	59.4%
Columbia High Income Fund	6.3%

Note 8. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit

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Corporate Bond Funds, March 31, 2008 (continued)

and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2008, the average daily loan balance outstanding for Columbia High Income Fund on days where borrowing existed was $3,000,000 at a weighted average interest rate of 4.781%. For the year ended March 31, 2008, Columbia Total Return Bond Fund and Columbia Short Term Bond Fund did not borrow under these arrangements.

Note 9. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

During the year ended March 31, 2008, Columbia Total Return Bond Fund and Columbia Short Term Bond Fund participated in the program.

Note 10. Significant Risks and Contingencies

Unfunded Loans

As of March 31, 2008, Columbia High Income Fund had unfunded loan commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitment
Community Health Systems Delay Draw	$413,914
LNR Property Term Loan A2 Subsequent	242,000

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Asset-Backed Securities

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management

79

Corporate Bond Funds, March 31, 2008 (continued)

Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life

80

Corporate Bond Funds, March 31, 2008 (continued)

Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 11. Business Combinations & Mergers

Business Combinations and Mergers

As of the close of business on March 28, 2008, Short-Term Government Securities Fund, a series of Excelsior Funds, Inc., merged into Columbia Short Term Bond Fund. Columbia Short Term Bond Fund received a tax-free transfer of assets from Short-Term Government Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
26,159,873	$258,296,287	$(4,243,156)

Net Assets of Columbia Short Term Bond Fund Prior to Combination	Net Assets of Short-Term Government Securities Fund Immediately Prior to Combination	Net Assets of Columbia Short Term Bond Fund Immediately After Combination
$937,733,531	$258,296,287	$1,196,029,818

1  Unrealized depreciation is included in the Net Assets Received.

Note 12. Other

During the year ended March 31, 2008, MacKay Shields reimbursed the Columbia High Income Fund $36,838 for a realized investment loss on a transaction not meeting the Fund's investment restrictions.

81

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia High Income Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2008

82

Federal Income Tax Information (Unaudited) — Corporate Bond Funds

Columbia High Income Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $10,930,526.

83

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 67 portfolios; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 67 portfolios; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 67 portfolios; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 67 portfolios; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 67 portfolios; Director—MIT Investment Company (Endowment), 2004 through current; Trustee and Chairman—Research Foundation of CFA Institute, 2003 through current.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 67 portfolios; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 67 portfolios; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, Inc., since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust, LLC (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Master Portfolio1; and (ii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser") for Columbia High Income Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreement with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 15-17, 2007, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Boards met in August and again in September for review and discussion of the materials described below. The Boards' review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Boards also considered CMA's investment in further developing its research and trading departments.

1  At a meeting held in June 2007, the Boards voted to take various actions to convert Columbia High Income Fund (the "Feeder Fund") into a stand-alone fund, investing directly in individual portfolio securities rather than in Columbia High Income Master Portfolio. Among other actions, the Board of Trustees of Columbia Funds Series Trust adopted an advisory agreement with CMA and a sub-advisory agreement with MacKay Shields LLC for the Feeder Fund, on the same terms as are currently in place at the Master Portfolio-level. In recognition of the Feeder Fund's conversion into a stand-alone fund, the Boards' review discussed herein was also applied at the Feeder Fund-level. The conversion took place on February 28, 2008.

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Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Boards reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Boards also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex. Additionally, the Boards received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of the Columbia High Income Master Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. However, the Boards noted other factors such as the positive performance of the Fund relative to its performance Universe, that outweighed the factor noted above.

The Boards concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by MacKay Shields, which serves as Sub-Adviser to Columbia High Income Master Portfolio. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Boards received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Boards concluded that, in light

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of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Boards concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationships with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.

October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not,

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however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by

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the Private Bank of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

  a.  Management-only profitability should be calculated without reference to any Private Bank expense.

  b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's

94

performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9)  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged

95

higher subadvisory fees than those of MCM's other large clients.

  Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

  Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

* * *

Respectfully submitted,
Steven E. Asher

96

Important Information About This Report

Corporate Bond Funds

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Government & Corporate Bond Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, changes and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about each portfolio. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

97

Columbia Management®

Corporate Bond Funds

Annual Report, March 31, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/152734-0308 (05/08) 08/55998

Columbia Management®

Annual Report

March 31, 2008

Fixed Income Sector Portfolios

■  Corporate Bond Portfolio

■  Mortgage- and Asset-Backed Portfolio

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Corporate Bond Portfolio	2

Mortgage- and Asset-Backed Portfolio	7

Investment Portfolios	13

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	35

Federal Income Tax Information

Fund Governance	36

Board Consideration and Re-Approval of Investment Advisory Agreement	39

Summary of Management Fee Evaluation by Independent Fee Consultant	42

Important Information About This Report	49

The views expressed in this report reflects the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the portfolios' investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers' Reports. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the portfolios' investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Fixed Income Sector Portfolios

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals' prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1%—its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%. Municipal bonds generated solid returns during most of the period, but gave back performance in the last three months of the period as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries—and prices fell. The Lehman Brothers Municipal Bond Index returned 1.90% for the one-year period.2

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.3 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.4

1On April 30, 2008, the federal funds rate was lowered to 2.0%.

2The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with a maturity of at least one year.

3The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

4The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Summary

For the 12-month period that ended March 31, 2008

■   Despite volatility in many segments of the bond market, the Lehman Brothers Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

1

Portfolio Profile – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+1.81%

Portfolio Performance

+3.99%

Lehman Brothers U.S. Credit Bond Index

Summary

■  For the 12-month period that ended March 31, 2008, the portfolio returned 1.81%.

■  The portfolio underperformed its benchmark, the Lehman Brothers U.S. Credit Bond Index.1

■  The portfolio had more exposure than the index to sectors that were hurt by the credit crisis that ensued during the period, which accounted for much of its underperformance.

Portfolio Management

Carl Pappo has managed the portfolio since November 2006, and has been with the advisor or its predecessors or affiliate organizations since 1993.

The Lehman Brothers U.S. Credit Bond Index is an index of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2

Performance Information – Corporate Bond Portfolio

Growth of a $10,000 investment 08/30/02 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in the Corporate Bond Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares. Lehman Brothers U.S. Credit Bond Index is an index of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Performance of a $10,000 investment 08/30/02 – 03/31/08 ($)

Portfolio	13,024
Lehman Brothers U.S. Credit Bond Index	13,386

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Average annual total return as of 03/31/08 (%)

Inception	08/30/2002
1-year	1.81
5-year	4.01
Life	4.84

No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares.

3

Understanding Your Expenses – Corporate Bond Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee for, which is negotiable, investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "actual" column is calculated using the portfolio's actual total return for the period. The amount listed in the "hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Beginning account value 10/01/07		Ending account value 03/31/08		Expenses paid during period*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,010.90	1,025.00	—	—

*  No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

4

Portfolio Manager's Report – Corporate Bond Portfolio

For the 12-month period that ended March 31, 2008, Corporate Bond Portfolio returned 1.81%, compared with 3.99% for its benchmark, the Lehman Brothers U.S. Credit Bond Index.1 The portfolio had more exposure than the index to sectors that were hurt by the credit crisis that ensued during the period, which accounted for much of its underperformance.

Credit crisis and recession fears dogged corporate markets

A credit crisis that began with defaulting subprime mortgages shredded the balance sheets of a range of financial institutions and spilled over to other sectors of the fixed income markets. Credit turmoil also posed high hurdles for investors in corporate bonds. Numerous banks and brokerage firms were forced to take sharp write downs. Many were pressed to seek cash infusions as asset values declined dramatically amid rising foreclosure rates and a virtual standstill in housing construction. Bonds tied to the subprime mortgage debacle were the first to decline, followed by a wide range of securitized debt. As the credit crunch rolled on, economic data increasingly pointed toward recession and investors in credit markets grew risk-averse. Bondholders opted to forgo the higher coupons offered by corporate issues in pursuit of the greater safety of U.S. Treasuries and agency-backed obligations. Securities of financial companies and homebuilders were especially hard hit.

Moves to add income proved untimely

Earnings trends were positive and the economic outlook was favorable during the first half of the 12-month reporting period. There was little difference in yields offered by higher and lower quality bonds. Against this seemingly benign background, we took steps to increase the portfolio's incremental yield by expanding exposure to BBB-rated holdings2 and adding to positions in finance and homebuilders. The resulting allocations were more aggressive than those of the index, and they did not fare well when the dislocation of housing and credit markets intensified in the second half of 2007. Sectors that we had emphasized experienced some of the worst fallout, contributing to the portfolio's underperformance relative to its benchmark.

A more defensive strategy helped later in year

As credit and economic concerns multiplied in the fourth quarter of 2007, we reduced exposure to the most vulnerable corporate sectors, cutting back holdings in consumer-related sectors such as retail and homebuilding. Although many of these trades resulted in losses, they proved beneficial overall as prices continued to fall. The resulting underweights in weakened sectors aided relative returns in subsequent months. Proceeds from these sales were committed in part to less volatile sovereign issues as well as to utilities. Overall, actions taken in the fourth quarter of 2007 lowered portfolio risk and aided performance in the first quarter of 2008 as the difference in yield between higher and lower quality bonds continued to widen.

1Lehman Brothers U.S. Credit Index is an index of publicly issued investment grade corporate, securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)  9.66

Distributions declared per share

04/01/07 – 03/31/08 ($)  0.58

5

Portfolio Manager's Report (continued) – Corporate Bond Portfolio

Top 10 holdings

as of 03/31/08 (%)

Marathon Oil Corp., 6.000% 10/01/17	2.7
Kreditanstalt fuer Wiederaufbau, 4.375% 03/15/18	2.4
Bank of New York Mellon Corp., 4.500% 04/01/13	2.3
Province of Nova Scotia, 5.125% 01/26/17	2.2
Abbott Laboratories, 5.600% 05/15/11	2.2
Wal-Mart Stores, Inc., 4.125% 02/15/11	1.9
HSBC Finance Corp., 5.875% 02/01/09	1.8
Exelon Generation Co. LLC, 6.200% 10/01/17	1.7
Hartford Financial Services Group, Inc., 6.375% 11/01/08	1.6
Merrill Lynch & Co., Inc., 4.831% 10/27/08	1.6

Portfolio Structure

as of 03/31/08 (%)

Corporate fixed-income bonds & notes	88.0
Government & agency obligations	8.5
Collateralized mortgage obligations	0.6
Commercial mortgage-backed securities	0.3
Cash equivalents, net other assets & liabilities	2.6

Your portfolio is actively managed and the composition of its portfolio will change over time. Portfolio structure and top holdings are calculated as a percentage of net assets.

Looking ahead

Consistent with its mandate, the portfolio will generally have more exposure than the index to corporate bonds. Although that strategy resulted in lower performance over the 12 months covered by this report, we believe that it offers considerable potential for long-term investors. We plan to maintain the portfolio's current sector allocations because we believe that they are attractively valued. In addition, we believe that recent Federal Reserve Board actions—short-term rate cuts and loan offers to financial institutions—have the potential to make investors more comfortable with risk. Congress has also taken steps to bolster investor confidence by injecting liquidity into the housing markets. We interpret all these signs as favorable for the portfolio and its investment approach.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

6

Portfolio Profile – Mortgage- and Asset-Backed Portfolio

Summary

■  For the 12-month period that ended March 31, 2008, the portfolio returned negative 1.34%.

■  The portfolio's return was lower than the return of its benchmarks, the Lehman Brothers U.S. Securitized Index1 and Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index.2

■  Falling values in securities tied to subprime mortgages were a key reason for the portfolio's underperformance.

Portfolio Management

Lee Reddin has co-managed the portfolio since December 2007, and has been with the advisor or its predecessors or affiliate organizations since 2000.

Michael Zazzarino has co-managed the portfolio since December 2007, and has been with the advisor or its predecessors or affiliate organizations since 2005.

1Lehman Brothers U.S. Securitized Index is an index of mortgage passthrough securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Agency Hybrid ARM securities and the U.S. Securitized indices. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index is an index of mortgage passthrough securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–1.34%

Portfolio Performance

+6.84%

Lehman Brothers U.S. Securitized Index

+7.82%

Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index

7

Performance Information – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Growth of a $10,000 investment 08/30/02 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in the Mortgage- and Asset-Backed Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares. Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index is an index of mortgage passthrough securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. Lehman Brothers U.S. Securitized Index is an index of mortgage passthrough securities issued by Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Agency Hybrid ARM securities and the U.S. Securitized indices. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. Performance for Lehman Brothers U.S. Securitized Index is from 08/31/02.

Performance of a $10,000 investment 08/30/02 – 03/31/08 ($)

Portfolio	11,900
Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index	13,022
Lehman Brothers U.S. Securitized Index	12,903

Average annual total return as of 03/31/08 (%)

Inception	08/30/2002
1-year	–1.34
5-year	2.91
Life	3.16

No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares.

8

Understanding Your Expenses – Mortgage- and Asset-Backed Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "actual" column is calculated using the portfolio's actual total return for the period. The amount listed in the "hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Beginning account value 10/01/07		Ending account value 03/31/08		Expenses paid during period*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	981.20	1,025.00	—	—

*  No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

9

Portfolio Managers' Report – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)  9.32

Distributions declared per share

04/01/07 – 03/31/08 ($)  0.56

On August 31, 2007, the portfolio's primary benchmark was changed from the Lehman Brothers U.S. Mortgage-Backed Securities Index to the Lehman Brothers U.S. Securitized Index. We believe that the new benchmark provides a more useful comparison of the portfolio's relative performance. The portfolio's managers also changed during the period. In December 2007, Lee Reddin and Michael Zazzarino became co-managers of the portfolio.

For the 12 month period that ended March 31, 2008, Mortgage- and Asset-Backed Portfolio returned negative 1.34%, compared with 6.84% for its benchmark, the Lehman Brothers U.S. Securitized Index1 and 7.82% for the Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index.2

A challenging environment for the mortgage market

A crisis in the subprime mortgage market set off dramatic increases in mortgage delinquencies and home foreclosures, undercutting the values of mortgage-backed and other asset-backed securities. Certain categories of the lower-tier securities in the portfolio suffered more than higher quality issues and performance suffered because of this allocation. The portfolio had specifically targeted a percentage of bonds of lesser credit quality for investors seeking exposure to a diversified mix of asset-backed and mortgage-backed securities. Among the holdings most affected by the credit crisis were those backed by subprime mortgages and second liens, as well as alt-A bonds, those backed by mortgages ranked just above subprime. Effective with the management change that took place last December, initiatives are in place that are aimed at de-emphasizing the portfolio's riskier components.

Longer duration was a modest benefit

During the period, we kept portfolio duration long to protect against flights to quality that would drive yields down. Duration is a measure of interest rate sensitivity. Holdings among long-duration, market-seasoned AAA-rated3 Commercial Mortgage-backed Securities offered a minor performance boost that was not enough to offset problems in other parts of the portfolio.

Realigning allocations

Portfolio restructuring has been underway since December, despite a period of constrained liquidity that hampered efforts to sell some holdings. By the end of the reporting period, a significant portion of the portfolio's more troubled assets had been eliminated and further reductions are planned, depending on market conditions.

1Lehman Brothers U.S. Securitized Index is an index of mortgage passthrough securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Agency Hybrid ARM securities and the U.S. Securitized indices. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index is an index of mortgage passthrough securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

10

Portfolio Managers' Report (continued) – Mortgage- and Asset-Backed Portfolio

Overall, our goal is to target a representative mix of agency-backed paper for one part of the portfolio. In addition, we plan to use structured assets, such as collateralized mortgage obligations and other asset-backed securities along with passthroughs, to round out the portfolio. We also intend to shorten duration to bring it more in line with the benchmark to reduce the impact on relative performance. Although the portfolio's allocation to Commercial Mortgage-Backed Securities has not changed and the quality remains very high, the mix of maturities is being shortened.

Looking ahead

The Federal Reserve Board has taken important steps to calm the capital markets and ease borrowing costs. Congress has also moved to stimulate the economy by putting checks directly into the hands of consumers. In this environment, we believe that more liquid conditions and fairer pricing have begun to take hold, allowing us to move ahead with our restructuring. We also believe that further measures may be forthcoming to help right the housing and mortgage markets.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Top 10 holdings

as of 03/31/08 (%)

Federal National Mortgage Association, TBA, 6.000% 04/01/38	15.6
Federal National Mortgage Association, 5.500% 04/01/37	11.9
Federal Home Loan Mortgage Corp., 5.500% 05/01/37	5.6
Federal National Mortgage Association, TBA, 5.000% 04/01/38	5.0
Federal Home Loan Mortgage Corp., 5.000% 05/01/37	4.2
Federal National Mortgage Association, 5.000% 02/01/36	4.1
Federal Home Loan Mortgage Corp., 5.000% 06/01/37	4.0
Federal National Mortgage Association, 5.500% 05/01/37	3.4
Federal Home Loan Mortgage Corp., 5.000% 12/01/22	3.0
Commercial Mortgage Pass Through Certificates, 6.701% 05/15/32	2.2

Portfolio Structure

as of 03/31/08 (%)

Mortgage-backed securities	66.9
Asset-backed securities	18.0
Commercial mortgage-backed securities	14.7
Collateralized mortgage obligations	13.4
Cash equivalents, net other assets & liabilities	(13.0)

Your portfolio is actively managed and the composition of its portfolio will change over time. Portfolio structure and top holdings are calculated as a percentage of net assets.

11

Financial Statements – Fixed Income Sector Portfolios
March 31, 2008

A guide to understanding your portfolio's financial statements

Investment Portfolio	The investment portfolio details all of the portfolio's holdings and their values as of the last day of the period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the portfolio's assets, liabilities, net assets and share price as of the last day of the period. Net assets are calculated by subtracting all the portfolio's liabilities (including any unpaid expenses) from the total of the portfolio's investment and non-investment assets. The share price is calculated by dividing net assets by the number of shares outstanding in that class as of the last day of the period.

Statement of Operations	This statement details income earned by the portfolio and the expenses accrued by the portfolio during the period. This statement also shows any net gain or loss the portfolio realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the portfolio's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the portfolio's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the portfolio's net asset value per share was affected by the portfolio's operating results. The financial highlights table also discloses performance of shares and certain key ratios (e.g., expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the portfolio, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

12

Investment Portfolio – Corporate Bond Portfolio

March 31, 2008

Corporate Fixed-Income Bonds & Notes – 88.0%
	Par ($)	Value ($)
Basic Materials – 1.1%
Chemicals – 0.7%
Lubrizol Corp.
6.500% 10/01/34	505,000	506,268
Chemicals Total		506,268
Forest Products & Paper – 0.4%
Weyerhaeuser Co.
7.375% 03/15/32	330,000	326,161
Forest Products & Paper Total		326,161
Basic Materials Total		832,429
Communications – 4.7%
Media – 2.0%
Comcast Cable Holdings LLC
9.875% 06/15/22	192,000	237,560
Comcast Corp.
6.300% 11/15/17	125,000	126,516
6.950% 08/15/37	345,000	345,692
Rogers Cable, Inc.
6.250% 06/15/13 (a)	11,000	11,485
Time Warner, Inc.
5.875% 11/15/16	130,000	123,624
Viacom, Inc.
5.750% 04/30/11	265,000	267,822
6.875% 04/30/36	355,000	341,849
Media Total		1,454,548
Telecommunication Services – 2.7%
AT&T, Inc.
4.950% 01/15/13	125,000	125,424
5.625% 06/15/16	845,000	847,396
Nextel Communications, Inc.
6.875% 10/31/13	105,000	82,950
7.375% 08/01/15	230,000	177,100
Telefonica Emisiones SAU
6.221% 07/03/17	250,000	251,559
6.421% 06/20/16	380,000	389,470
Verizon Communications, Inc.
6.250% 04/01/37 (b)	165,000	157,519
Telecommunication Services Total		2,031,418
Communications Total		3,485,966

	Par ($)	Value ($)
Consumer Cyclical – 5.6%
Airlines – 0.3%
Continental Airlines, Inc.
7.461% 04/01/15	259,498	241,333
Airlines Total		241,333
Home Builders – 0.1%
D.R. Horton, Inc.
5.625% 09/15/14	20,000	17,000
Lennar Corp.
6.500% 04/15/16	95,000	72,200
Home Builders Total		89,200
Lodging – 0.5%
Marriott International, Inc.
5.625% 02/15/13	385,000	371,652
Lodging Total		371,652
Retail – 4.7%
CVS Caremark Corp.
5.298% 01/11/27 (c)	312,206	297,957
CVS Lease Pass-Through
6.036% 12/10/28 (c)	539,422	513,880
Federated Retail Holdings, Inc.
5.350% 03/15/12	70,000	66,695
Home Depot, Inc.
5.875% 12/16/36	300,000	244,910
JC Penney Corp., Inc.
7.400% 04/01/37	350,000	323,505
Limited Brands, Inc.
7.600% 07/15/37	5,000	4,179
Starbucks Corp.
6.250% 08/15/17	445,000	464,176
Wal-Mart Stores, Inc.
4.125% 02/15/11	1,380,000	1,412,444
5.250% 09/01/35	130,000	115,053
Retail Total		3,442,799
Consumer Cyclical Total		4,144,984
Consumer Non-Cyclical – 6.2%
Beverages – 0.6%
SABMiller PLC
6.200% 07/01/11 (c)	425,000	451,825
Beverages Total		451,825

See Accompanying Notes to Financial Statements.

13

Corporate Bond Portfolio

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Food – 1.4%
ConAgra Foods, Inc.
7.000% 10/01/28 (d)	690,000	699,022
Kraft Foods, Inc.
6.500% 08/11/17	250,000	256,487
Kroger Co.
8.000% 09/15/29	75,000	84,709
Food Total		1,040,218
Household Products/Wares – 0.6%
Clorox Co.
5.950% 10/15/17	190,000	190,268
Fortune Brands, Inc.
5.125% 01/15/11	240,000	240,278
Household Products/Wares Total		430,546
Pharmaceuticals – 3.6%
Abbott Laboratories
5.600% 05/15/11	1,500,000	1,592,515
Wyeth
5.500% 02/01/14	670,000	693,990
5.500% 02/15/16	400,000	407,869
Pharmaceuticals Total		2,694,374
Consumer Non-Cyclical Total		4,616,963
Energy – 15.2%
Oil & Gas – 9.2%
Canadian Natural Resources Ltd.
6.250% 03/15/38	595,000	570,699
Gazprom International SA
7.201% 02/01/20 (c)	235,429	238,725
Hess Corp.
7.300% 08/15/31	740,000	833,739
Marathon Oil Corp.
6.000% 07/01/12	315,000	329,702
6.000% 10/01/17	2,000,000	2,028,880
Nexen, Inc.
5.875% 03/10/35	400,000	364,008
Qatar Petroleum
5.579% 05/30/11 (c)	186,672	192,130
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.838% 09/30/27 (c)	350,000	318,724
Talisman Energy, Inc.
5.850% 02/01/37	475,000	416,464
Valero Energy Corp.
6.625% 06/15/37 (d)	1,005,000	960,643
6.875% 04/15/12	503,000	540,690
Oil & Gas Total		6,794,404

	Par ($)	Value ($)
Pipelines – 6.0%
Duke Capital LLC
4.370% 03/01/09	418,000	419,469
Energy Transfer Partners LP
6.000% 07/01/13	890,000	895,240
7.500% 07/01/38	890,000	892,255
Kinder Morgan Energy Partners LP
6.950% 01/15/38	285,000	279,690
ONEOK Partners LP
6.850% 10/15/37	220,000	217,710
Plains All American Pipeline LP
6.650% 01/15/37	470,000	445,241
TEPPCO Partners LP
7.625% 02/15/12	346,000	368,090
TransCanada Pipelines Ltd.
6.350% 05/15/67 (e)	990,000	875,045
Pipelines Total		4,392,740
Energy Total		11,187,144
Financials – 38.2%
Banks – 12.9%
Bank of New York Mellon Corp/The
4.500% 04/01/13	1,710,000	1,722,127
Chinatrust Commercial Bank
5.625% 12/29/49 (c)(e)	105,000	94,316
Credit Suisse/New York NY
6.000% 02/15/18	710,000	708,305
HSBC Holdings PLC
7.350% 11/27/32	123,000	126,830
JP Morgan Chase Capital XVII
5.850% 08/01/35	500,000	423,255
JPMorgan Chase & Co.
5.375% 10/01/12	500,000	519,167
JPMorgan Chase & Co.
6.000% 01/15/18	900,000	938,539
Lloyds TSB Group PLC
6.267% 12/31/49 (c)(e)	270,000	207,085
M&I Marshall & Ilsley Bank
5.300% 09/08/11	525,000	524,036
PNC Funding Corp.
5.125% 12/14/10	445,000	449,087
5.625% 02/01/17	240,000	228,666
Regions Financial Corp.
4.500% 08/08/08	295,000	296,188
7.750% 09/15/24	87,000	90,598
Regions Financing Trust II
6.625% 05/15/47 (e)	195,000	131,503
Scotland International Finance
4.250% 05/23/13 (c)	322,000	308,090

See Accompanying Notes to Financial Statements.

14

Corporate Bond Portfolio

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Union Planters Corp.
4.375% 12/01/10	300,000	305,449
USB Capital IX
6.189% 04/15/42 (e)	1,135,000	842,737
Wachovia Bank N.A.
6.600% 01/15/38	410,000	379,874
Wachovia Capital Trust III
5.800% 03/15/42 (e)	660,000	470,250
Wachovia Corp.
4.375% 06/01/10 (b)	335,000	334,767
Wells Fargo & Co.
5.300% 08/26/11	410,000	424,530
Banks Total		9,525,399
Diversified Financial Services – 19.9%
American Express Centurion Bank
4.375% 07/30/09	250,000	250,435
Capital One Capital IV
6.745% 02/17/37 (e)	710,000	506,980
Capital One Financial Corp.
5.700% 09/15/11	965,000	910,265
6.750% 09/15/17	105,000	99,600
Caterpillar Financial Services Corp.
4.250% 02/08/13	490,000	489,369
CIT Group Funding Co. of Canada
5.200% 06/01/15	100,000	74,798
CIT Group, Inc.
5.850% 09/15/16	360,000	276,729
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (a)(c)	500,000	552,382
Citigroup, Inc.
6.000% 02/21/12 (b)	237,000	241,956
Eaton Vance Corp.
6.500% 10/02/17	1,035,000	1,103,640
Ford Motor Credit Co.
5.800% 01/12/09	254,000	241,982
7.375% 02/01/11	758,000	632,067
Fund American Companies, Inc.
5.875% 05/15/13	275,000	286,661
Goldman Sachs Capital II
5.793% 12/29/49 (e)	55,000	36,636
Goldman Sachs Group, Inc.
6.250% 09/01/17	460,000	462,961
6.750% 10/01/37	990,000	921,030
HSBC Finance Corp.
5.875% 02/01/09	1,350,000	1,360,125
International Lease Finance Corp.
4.750% 07/01/09	100,000	99,679
4.875% 09/01/10	710,000	704,648
Lehman Brothers Holdings, Inc.
5.625% 01/24/13	1,235,000	1,200,871

	Par ($)	Value ($)
Merrill Lynch & Co., Inc.
4.831% 10/27/08	1,200,000	1,202,280
5.700% 05/02/17	260,000	246,984
6.050% 08/15/12	85,000	86,329
6.050% 05/16/16	300,000	284,677
Morgan Stanley
3.875% 01/15/09	1,200,000	1,199,537
5.750% 10/18/16	750,000	725,250
5.950% 12/28/17	200,000	193,291
SLM Corp.
5.000% 10/01/13	30,000	22,581
5.375% 05/15/14	395,000	296,436
Diversified Financial Services Total		14,710,179
Insurance – 2.8%
Hartford Financial Services Group, Inc.
6.375% 11/01/08	1,200,000	1,217,590
ING Groep NV
5.775% 12/29/49 (e)	215,000	183,174
Liberty Mutual Group, Inc.
7.500% 08/15/36 (c)	710,000	672,590
Insurance Total		2,073,354
Real Estate Investment Trusts (REITs) – 2.6%
Camden Property Trust
5.375% 12/15/13	509,000	477,843
Health Care Property Investors, Inc.
6.300% 09/15/16	765,000	654,701
Highwoods Properties, Inc.
5.850% 03/15/17	130,000	111,046
Hospitality Properties Trust
5.625% 03/15/17	350,000	280,687
Liberty Property LP
5.500% 12/15/16	400,000	353,580
Real Estate Investment Trusts (REITs) Total		1,877,857
Financials Total		28,186,789
Industrial – 6.2%
Aerospace & Defense – 0.9%
Raytheon Co.
5.375% 04/01/13	620,000	651,085
Aerospace & Defense Total		651,085
Machinery – 1.3%
Caterpillar Financial Services Corp.
4.300% 06/01/10	675,000	687,390
John Deere Capital Corp.
4.950% 12/17/12	245,000	253,785
Machinery Total		941,175

See Accompanying Notes to Financial Statements.

15

Corporate Bond Portfolio

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Miscellaneous Manufacturing – 0.7%
General Electric Co.
5.000% 02/01/13 (g)	508,000	526,198
Miscellaneous Manufacturing Total		526,198
Transportation – 3.3%
BNSF Funding Trust I
6.613% 12/15/55 (e)	325,000	295,218
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	120,000	115,653
6.750% 07/15/11	222,000	237,328
7.950% 08/15/30	285,000	331,842
Union Pacific Corp.
4.698% 01/02/24	19,911	19,093
5.700% 08/15/18	415,000	412,598
6.650% 01/15/11	975,000	1,029,979
Transportation Total		2,441,711
Industrial Total		4,560,169
Technology – 1.9%
Software – 1.9%
Oracle Corp.
5.000% 01/15/11	1,360,000	1,395,159
Software Total		1,395,159
Technology Total		1,395,159
Utilities – 8.9%
Electric – 8.2%
AEP Texas Central Co.
6.650% 02/15/33	400,000	393,607
Appalachian Power Co.
3.600% 05/15/08	97,000	96,940
Columbus Southern Power Co.
6.600% 03/01/33	111,000	108,435
Commonwealth Edison Co.
4.700% 04/15/15	125,000	119,019
5.900% 03/15/36	230,000	207,333
5.950% 08/15/16	460,000	467,225
6.950% 07/15/18	230,000	235,750
Duke Energy Corp.
5.300% 10/01/15 (b)	700,000	724,037
Exelon Generation Co. LLC
6.200% 10/01/17	1,250,000	1,238,529
MidAmerican Energy Holdings Co.
5.000% 02/15/14	507,000	497,384
6.125% 04/01/36	175,000	169,144

	Par ($)	Value ($)
Pacific Gas & Electric Co.
4.200% 03/01/11	475,000	476,949
6.050% 03/01/34	295,000	289,198
Progress Energy, Inc.
7.100% 03/01/11	300,000	322,927
7.750% 03/01/31	370,000	433,913
Southern Power Co.
6.375% 11/15/36	110,000	104,619
Windsor Financing LLC
5.881% 07/15/17 (c)	164,305	179,647
Electric Total		6,064,656
Gas – 0.7%
Atmos Energy Corp.
6.350% 06/15/17	260,000	265,780
Nakilat, Inc.
6.067% 12/31/33 (c)	260,000	236,265
Gas Total		502,045
Utilities Total		6,566,701
Total Corporate Fixed-Income Bonds & Notes (cost of $66,613,655)		64,976,304
Government & Agency Obligations – 8.5%
Foreign Government Obligations – 7.6%
European Investment Bank
5.125% 05/30/17 (b)	490,000	534,253
Kreditanstalt fuer Wiederaufbau
4.375% 03/15/18 (b)	1,725,000	1,764,824
Pemex Project Funding Master Trust
7.875% 02/01/09	20,000	20,714
Province of New Brunswick
5.200% 02/21/17	520,000	568,686
Province of Nova Scotia
5.125% 01/26/17	1,500,000	1,623,063
Province of Ontario Canada
2.750% 02/22/11	295,000	295,190
Province of Quebec
5.125% 11/14/16	505,000	546,032
Republic of South Africa
6.500% 06/02/14 (b)	233,000	242,611
Foreign Government Obligations Total		5,595,373

See Accompanying Notes to Financial Statements.

16

Corporate Bond Portfolio

March 31, 2008

Government & Agency Obligations (continued)
	Par ($)	Value ($)
U.S. Government Obligations – 0.9%
United States Treasury Notes
2.750% 02/28/13	70,000	70,962
3.500% 02/15/18	585,000	588,382
U.S. Government Obligations Total		659,344
Total Government & Agency Obligations (cost of $6,023,184)		6,254,717
Collateralized Mortgage Obligations – 0.6%
Non-Agency – 0.6%
Nomura Asset Acceptance Corp.
5.515% 01/25/36	500,000	465,389
Non-Agency Total		465,389
Total Collateralized Mortgage Obligations (cost of $499,994)		465,389
Commercial Mortgage-Backed Securities – 0.3%
CS First Boston Mortgage Securities Corp.
5.230% 12/15/40	250,000	218,710
Total Commercial Mortgage-Backed Securities (cost of $247,421)		218,710
Securities Lending Collateral – 5.1%
	Shares
State Street Navigator Securities Lending Prime Portfolio (f) (7 day yield of 3.131%)	3,736,248	3,736,248
Total Securities Lending Collateral (cost of $3,736,248)		3,736,248

Short-Term Obligation – 1.7%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due on 04/01/08 at 2.150%, collateralized by a U.S. Agency Obligation maturing 10/05/21, market value $1,285,685 (repurchase proceeds $1,258,075)	1,258,000	1,258,000
Total Short-Term Obligation (cost of $1,258,000)		1,258,000
Total Investments – 104.2% (cost of $78,378,502) (h)		76,909,368
Other Assets & Liabilities, Net – (4.2)%		(3,106,171)
Net Assets – 100.0%		73,803,197

Notes to Investment Portfolio:

(a)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2008, the value of these securities amounted to $563,867, which represents 0.8% of net assets.

Security	Acquision Date	Par	Acquisition Cost	Market Value
Citicorp Lease 8.040% 12/15/19	10/26/2004	$500,000	$619,029	$552,382
Rogers Cable, Inc. 6.250% 06/15/13	06/19/2003	11,000	11,054	11,485
				$563,867

(b)  All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $3,332,480.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid, amounted to $4,263,616, which represents 5.8% of net assets.

(d)  A portion of this security is pledged as collateral for credit default swaps. At March 31, 2008, the total market value of securities pledged amounted to $100,550.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2008, the total market value of securities pledged amounted to $77,687.

(h)  Cost for federal income tax purposes is $78,445,344.

See Accompanying Notes to Financial Statements.

17

Corporate Bond Portfolio

March 31, 2008

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
U.S. Treasury Bonds	33	$3,920,297	$3,870,187	June 2008	$(50,110)

At March 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10 Year U.S. Treasury Notes	50	$5,947,656	$5,734,538	June 2008	$213,119

At March 31, 2008, the Fund had entered into the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive/(Pay) Fixed Rate	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	SLM Corp 5.125% 08/27/12	Sell	4.750%	03/20/09	500,000	$(20,368)
Morgan Stanley	Limited Brands Inc. 7.600% 07/15/37	Buy	(1.970)%	12/20/12	1,000,000	66,991
						$46,623

At March 31, 2008, the asset allocation of the Portfolio is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	88.0
Government & Agency Obligations	8.5
Collateralized Mortgage Obligations	0.6
Commercial Mortgage-Backed Securities	0.3
97.4
Securities Lending Collateral	5.1
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	(4.2)
100.0

See Accompanying Notes to Financial Statements.

18

Investment Portfolio – Mortgage- and Asset-Backed Portfolio

March 31, 2008

Mortgage-Backed Securities – 66.9%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
5.000% 12/01/22	4,121,853	4,167,210
5.000% 08/01/35	2,935,622	2,911,364
5.000% 05/01/37	5,869,916	5,817,759
5.000% 06/01/37	5,558,328	5,508,940
5.500% 10/01/20	1,945,525	1,989,467
5.500% 05/01/22	405,268	413,743
5.500% 05/01/37	7,594,852	7,676,518
5.945% 04/01/37 (a)	649,034	661,692
6.000% 02/01/22	2,674,463	2,754,365
6.500% 11/01/32	28,236	29,477
Federal National Mortgage Association
5.000% 02/01/36	5,694,571	5,644,515
5.500% 10/01/36	858,550	867,736
5.500% 02/01/37	247,116	249,760
5.500% 03/01/37	1,410,752	1,425,435
5.500% 04/01/37	16,322,476	16,492,819
5.500% 05/01/37	4,717,632	4,766,734
6.500% 11/01/37	2,499,702	2,591,051
7.000% 02/01/32	52,514	55,910
7.000% 06/01/32	1,673	1,778
TBA: 5.000% 04/01/38 (b)	7,000,000	6,927,816
6.000% 04/01/38 (b)	21,015,000	21,527,241
Government National Mortgage Association
7.000% 03/15/31	5,622	6,004
Total Mortgage-Backed Securities (cost of $90,513,892)		92,487,334
Asset-Backed Securities – 18.0%
Bear Stearns Asset Backed Security, Inc.
2.949% 03/25/35 (a)	14,704	14,629
Chase Credit Card Master Trust
2.928% 02/15/11 (a)	475,000	472,995
Chase Issuance Trust
4.960% 09/17/12	1,500,000	1,545,695
Countrywide Asset-Backed Certificates
2.689% 11/25/35 (a)	1,009,471	914,222
2.709% 06/25/21 (a)	648,940	565,264
Credit-Based Asset Servicing & Securitization LLC
2.659% 10/25/36 (a)	1,291,490	1,208,940
2.749% 07/25/36 (a)(c)	830,018	796,721
CSAB Mortgage Backed Trust
2.699% 06/25/36 (a)	256,584	252,592
Daimler Chrysler Auto Trust
4.480% 08/08/14	2,000,000	1,993,588
Ford Credit Auto Owner Trust
5.260% 10/15/10	1,500,000	1,516,391
GSAA Trust
2.699% 03/25/47 (a)	1,528,884	1,377,726

	Par ($)	Value ($)
GSAMP Trust
2.699% 10/25/36 (a)	586,828	244,521
Indymac Seconds Asset Backed Trust
2.699% 05/25/36 (a)	454,787	355,250
Keycorp Sudent Loan Trust
3.641% 07/25/29 (a)	822,060	811,656
Lake Country Mortgage Loan Trust
2.729% 07/25/34 (a)(c)	538,236	532,601
Master Asset Backed Securities Trust
2.739% 02/25/36 (a)	237,645	232,448
2.749% 11/25/35 (a)	80,129	79,899
Master Second Lien Trust
2.759% 03/25/36 (a)	900,808	519,564
Merrill Lynch Mortgage Investors, Inc.
2.779% 09/25/36 (a)	763,639	529,961
Morgan Stanley Mortgage Loan Trust
2.719% 10/25/36 (a)	645,157	638,181
2.719% 10/25/46 (a)	1,137,177	1,127,162
2.849% 11/25/35 (a)	883,757	780,403
Park Place Securities, Inc.
3.799% 10/25/34 (a)	1,200,000	726,820
Residential Funding Mortgage Securities II, Inc.
2.699% 02/25/36 (a)	727,293	657,707
SACO I, Inc.
2.749% 04/25/36 (a)	1,194,859	654,220
2.769% 03/25/36 (a)	588,090	294,527
2.799% 04/25/35 (a)(c)	37,539	28,456
2.799% 07/25/36 (a)	721,714	480,461
Securitized Asset Backed Receivables LLC Trust
2.659% 03/25/36 (a)	174,741	172,565
SLM Student Loan Trust
2.860% 03/15/17 (a)	910,102	895,829
2.880% 12/15/20 (a)	1,522,000	1,448,688
3.441% 04/25/17 (a)	310,542	309,717
Soundview Home Equity Loan Trust
2.659% 06/25/36 (a)	18,356	18,300
Structured Asset Investment Loan Trust
3.299% 08/25/33 (a)	1,200,000	983,468
Terwin Mortgage Trust
3.049% 07/25/34 (a)	125,014	121,825
USAA Auto Owner Trust
5.070% 06/15/13	1,500,000	1,529,934
Total Asset-Backed Securities (cost of $28,337,385)		24,832,926
Commercial Mortgage-Backed Securities – 14.7%
Bear Stearns Commercial Mortgage Securities
5.686% 09/11/38 (a)	1,750,000	1,736,354
Commercial Mortgage Pass Through Certificates
6.701% 05/15/32	3,000,000	3,015,733

See Accompanying Notes to Financial Statements.

19

Mortgage- and Asset-Backed Portfolio

March 31, 2008

Commercial Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
Credit Suisse Mortgage Capital Certificates
5.268% 02/15/40	2,000,000	1,952,800
GS Mortgage Securities Corp. II
5.778% 08/10/45	3,000,000	2,967,249
JPMorgan Chase Commercial Mortgage Securities Corp.
5.814% 06/12/43	2,000,000	2,018,668
5.747% 02/12/49 (a)	2,117,000	2,090,197
5.804% 06/15/49 (a)	3,000,000	2,979,732
LB-UBS Commercial Mortgage Trust
4.810% 01/15/36 (a)	1,300,000	1,257,078
Morgan Stanley Capital I
5.447% 02/12/44 (a)	305,000	295,749
Wachovia Bank Commercial Mortgage Trust
5.509% 04/15/47	2,000,000	1,946,595
Total Commercial Mortgage-Backed Securities (cost of $20,356,621)		20,260,155
Collateralized Mortgage Obligations – 13.4%
Non-Agency – 13.4%
Bear Stearns Adjustable Rate Mortgage Trust
5.484% 02/25/47 (a)	2,237,748	2,141,319
Bear Stearns Alt-A Trust
2.879% 01/25/35 (a)	247,257	169,952
Countrywide Alternative Loan Trust
2.689% 03/25/36 (a)	308,422	302,621
Countrywide Home Loan Mortgage Pass Through Trust
5.378% 05/25/37 (a)	1,244,748	1,159,288
IMPAC CMB Trust
2.859% 04/25/35 (a)	318,815	235,953
3.579% 10/25/34 (a)	284,672	217,141
3.099% 04/25/35 (a)	545,328	313,777
JPMorgan Alternative Loan Trust
2.699% 06/25/37 (a)	1,657,838	1,333,397
Lehman Mortgage Trust
6.500% 01/25/38	2,796,400	2,748,343
Morgan Stanley Mortgage Loan Trust
2.819% 02/25/47 (a)	1,613,668	1,459,306
Sequoia Mortgage Trust
6.096% 01/20/47 (a)	2,761,457	2,572,159
Washington Mutual Mortgage Pass-Through Certificates
5.656% 11/25/36 (a)	1,851,253	1,801,982
5.714% 02/25/37 (a)	2,304,433	2,183,886
5.884% 08/25/46 (a)	1,912,430	1,873,424
Non-Agency Total		18,512,548
Total Collateralized Mortgage Obligations (cost of $20,102,420)		18,512,548

Short-Term Obligation – 7.9%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due on 04/01/08 at 2.150%, collateralized by a U.S. Agency Obligation maturing 10/05/21, market value $11,149,627 (repurchase proceeds $10,927,653)	10,927,000	10,927,000
Total Short-Term Obligation (cost of $10,927,000)		10,927,000
Total Investments – 120.9% (cost of $170,237,318) (d)		167,019,963
Other Assets & Liabilities, Net – (20.9)%		(28,824,057)
Net Assets – 100.0%		138,195,906

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(b)  Security purchased on a delayed delivery basis.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid, amounted to $1,357,778, which represents 1.0% of net assets.

(d)  Cost for federal income tax purposes is $170,237,318.

At March 31, 2008 the asset allocation of the Portfolio is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	66.9
Asset-Backed Securities	18.0
Commercial Mortgage-Backed Securities	14.7
Collateralized Mortgage Obligations	13.4
113.0
Short-Term Obligation	7.9
Other Assets & Liabilities, Net	(20.9)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

20

Statements of Assets and Liabilities – Fixed Income Sector Portfolios
March 31, 2008

	($)	($)
	Corporate Bond Portfolio	Mortgage- and Asset-Backed Portfolio
Assets:
Investments, at identified cost	78,378,502	170,237,318
Investments, at value (including securities on loan $3,332,480 and $—, respectively)	76,909,368	167,019,963
Cash	—	19,597
Unrealized appreciation on credit default swap contracts	66,991	—
Receivable for:
Investments sold	2,256,770	—
Portfolio shares sold	—	13,512
Interest	1,035,012	557,250
Futures variation margin	3,734	—
Securities lending	3,074	—
Total Assets	80,274,949	167,610,322
Liabilities:
Collateral on securities loaned	3,736,248	—
Unrealized depreciation on credit default swap contracts	20,368	—
Payable to custodian bank	129,646	—
Payable for:
Investments purchased	1,818,206	—
Investments purchased on a delayed delivery basis	—	27,991,779
Portfolio shares repurchased	767,284	1,422,637
Total Liabilities	6,471,752	29,414,416
Net Assets	73,803,197	138,195,906
Net Assets Consist of
Paid-in capital	77,664,171	148,193,588
Undistributed net investment income	69,259	117,698
Accumulated net realized loss	(2,670,731)	(6,898,025)
Unrealized appreciation (depreciation) on:
Investments	(1,469,134)	(3,217,355)
Futures contracts	163,009	—
Swaps contracts	46,623	—
Net Assets	73,803,197	138,195,906
Shares outstanding	7,639,336	14,830,101
Net asset value per share	9.66	9.32

See Accompanying Notes to Financial Statements.

21

Statements of Operations – Fixed Income Sector Portfolios
For the Year Ended March 31, 2008

	($)	($)
	Corporate Bond Portfolio	Mortgage- and Asset-Backed Portfolio
Investment Income
Income
Interest	4,462,885	7,979,479
Securities lending	36,746	—
Total Investment Income (net of foreign taxes withheld of $2,371 and $—, respectively)	4,499,631	7,979,479
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts
Net realized gain (loss) on:
Investments	(1,911,866)	(6,891,723)
Futures contracts	31,723	—
Swap contracts	143,268	—
Realized loss due to trading error	(2,633)	—
Reimbursement of trading loss by investment advisor (see note 10)	2,633	—
Net realized loss	(1,736,875)	(6,891,723)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,429,673)	(2,949,101)
Futures contracts	91,585	—
Swap contracts	46,623	—
Net change in unrealized depreciation	(1,291,465)	(2,949,101)
Net Loss	(3,028,340)	(9,840,824)
Net Increase (Decrease) Resulting from Operations	1,471,291	(1,861,345)

See Accompanying Notes to Financial Statements.

22

Statements of Changes in Net Assets – Fixed Income Sector Portfolios

Increase (Decrease) in Net Assets	Corporate Bond Portfolio		Mortgage- and Asset-Backed Portfolio
	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)
Operations
Net investment income	4,499,631	3,947,090	7,979,479	6,038,003
Net realized gain (loss) on investments, futures contracts and swap contracts	(1,736,875)	(477,586)	(6,891,723)	1,338,153
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	(1,291,465)	1,372,667	(2,949,101)	465,730
Net Increase (Decrease) Resulting from Operations	1,471,291	4,842,171	(1,861,345)	7,841,886
Distributions to Shareholders
From net investment income	(4,501,832)	(3,920,830)	(7,957,916)	(5,983,563)
From net realized gains	—	—	(427,583)	—
Total Distributions to Shareholders	(4,501,832)	(3,920,830)	(8,385,499)	(5,983,563)
Net Capital Share Transactions	(1,754,285)	13,069,984	13,084,770	43,930,399
Net increase (decrease) in net assets	(4,784,826)	13,991,325	2,837,926	45,788,722
Net Assets
Beginning of period	78,588,023	64,596,698	135,357,980	89,569,258
End of period	73,803,197	78,588,023	138,195,906	135,357,980
Undistributed net investment income, at end of period	69,259	71,460	117,698	121,431

See Accompanying Notes to Financial Statements.

23

Statements of Changes in Net Assets – Capital Stock Activity

	Corporate Bond Portfolio				Mortgage- and Asset-Backed Portfolio
	Year Ended March 31, 2008		Year Ended March 31, 2007		Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	1,071,346	10,523,592	1,781,604	17,814,460	2,796,773	27,383,420	5,415,912	53,717,290
Distributions reinvested	2,783	27,323	3,339	33,367	26,990	261,887	24,613	243,569
Redemptions	(1,249,107)	(12,305,200)	(477,249)	(4,777,843)	(1,512,783)	(14,560,537)	(1,011,716)	(10,030,460)
Net Increase (Decrease)	(174,978)	(1,754,285)	1,307,694	13,069,984	1,310,980	13,084,770	4,428,809	43,930,399

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Corporate Bond Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.06		$9.93	$10.19	$10.58	$10.33
Income from Investment Operations:
Net investment income (a)	0.58		0.55	0.49	0.48	0.46
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.40)		0.13	(0.25)	(0.36)	0.33
Total from Investment Operations	0.18		0.68	0.24	0.12	0.79
Less Distributions to Shareholders:
From net investment income	(0.58)		(0.55)	(0.49)	(0.48)	(0.47)
From net realized gains	—		—	(0.01)	(0.03)	(0.07)
Total Distributions to Shareholders	(0.58)		(0.55)	(0.50)	(0.51)	(0.54)
Net Asset Value, End of Period	$9.66		$10.06	$9.93	$10.19	$10.58
Total return (b)	1.81	%(c)	7.01%	2.34%	1.25%	7.83%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	—		—	—	—	—
Net investment income (d)	5.84%		5.55%	4.83%	4.69%	4.40%
Portfolio turnover rate	189%		114%	62%	39%	126%
Net assets, end of period (in 000's)	$73,803		$78,588	$64,597	$52,698	$61,193

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(d)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Mortgage- and Asset-Backed Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.01	$9.85	$10.01	$10.19	$10.15
Income from Investment Operations:
Net investment income (a)	0.54	0.54	0.40	0.26	0.22
Net realized and unrealized gain (loss) on investments	(0.67)	0.14	(0.12)	(0.01)	0.13
Total from Investment Operations	(0.13)	0.68	0.28	0.25	0.35
Less Distributions to Shareholders:
From net investment income	(0.53)	(0.52)	(0.40)	(0.26)	(0.22)
From net realized gains	(0.03)	—	(0.04)	(0.17)	(0.09)
Total Distributions to Shareholders	(0.56)	(0.52)	(0.44)	(0.43)	(0.31)
Net Asset Value, End of Period	$9.32	$10.01	$9.85	$10.01	$10.19
Total return (b)	(1.34)%	7.12%	2.85%	2.57%	3.53%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (c)	—	—	—	—	—
Net investment income (c)	5.50%	5.41%	4.00%	2.61%	2.26%
Portfolio turnover rate	369%	543%	561%	765%	941%
Net assets, end of period (in 000's)	$138,196	$135,358	$89,569	$78,216	$86,411

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

See Accompanying Notes to Financial Statements.

26

Notes to Financial Statements – Fixed Income Sector Portfolios
March 31, 2008

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each a "Portfolio" and collectively, the "Portfolios").

Investment Objectives

Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio each seek total return, consisting of current income and capital appreciation.

Portfolio Shares

The Portfolios are authorized to issue an unlimited number of shares without par value and are available only to certain eligible investors through certain wrap fee programs and certain other managed accounts, including those sponsored or managed by Bank of America Corporation ("BOA") and its affiliates.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Portfolios' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Credit default swaps are marked to market daily based upon quotations from market makers.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolios' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 (SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Portfolios' financial statement disclosures.

27

Fixed Income Sector Portfolios (continued)

March 31, 2008

Futures Contracts

The Portfolios may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Portfolios may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Portfolios' sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Portfolios typically use futures contracts in an effort to achieve, more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the portfolios' investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Portfolios' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Portfolio pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Short Sales

The Portfolios may sell securities or commodity futures contracts they do not own in anticipation of a decline in the fair value of that security. When a Portfolio sells a security or futures contract short, it must borrow the security or futures contract sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security or futures contract short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Credit Default Swaps

The Portfolios may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Portfolios may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

Credit default swaps are marked to market daily based upon quotations from market makers and any change is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the contract period are recorded as liabilities or assets, respectively, on the Portfolios' Statements of Assets and Liabilities. These upfront payments are amortized and are recorded as realized gain or loss on the Statements of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gain or loss on the Statements of Operations.

By entering into these agreements, the Portfolios could be exposed to risks in excess of the amounts recorded on the Statements of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, that the counterparty to an agreement will default on its obligation to perform, or that there may be an unfavorable change in interest rates.

Delayed Delivery Securities

The Portfolios may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolios to subsequently invest at less advantageous prices. Each Portfolio holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Portfolio, through its custodian, receives delivery of underlying securities collateralizing a

28

Fixed Income Sector Portfolios (continued)

March 31, 2008

repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Portfolios or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Portfolios will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolios' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for wash sale deferals were identified and reclassified among the components of the Portfolios' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Corporate Bond Portfolio	$—	$2	$(2)
Mortgage- and Asset-Backed Portfolio	(25,296)	25,295	1

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

29

Fixed Income Sector Portfolios (continued)

March 31, 2008

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	3/31/08
	Ordinary Income*	Long-Term Capital Gains
Corporate Bond Portfolio	$4,501,832	$—
Mortgage- and Asset-Backed Portfolio	8,385,499	—
	3/31/07
	Ordinary Income*	Long-Term Capital Gains
Corporate Bond Portfolio	$3,920,830	$—
Mortgage- and Asset-Backed Portfolio	5,983,563	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
Corporate Bond Portfolio	$69,259	$—	$(1,698,985)
Mortgage- and Asset-Backed Portfolio	117,698	—	(3,217,355)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Corporate Bond Portfolio	$1,077,221	$(2,613,197)	$(1,535,976)
Mortgage- and Asset-Backed Portfolio	2,202,524	(5,419,879)	(3,217,355)

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in
	2014	2015	2016	Total
Corporate Bond Portfolio	$190,899	$595,089	$576,674	$1,362,662
Mortgage- and Asset-Backed Portfolio	—	—	976,265	976,265

30

Fixed Income Sector Portfolios (continued)

March 31, 2008

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008, post-October capital losses of $1,078,219 and $5,921,759 attributed to security transactions were deferred to April 1, 2008 for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, respectively.

The Portfolios adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") on September 28, 2007. FIN 48 requires management to determine whether a tax position of the Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Portfolio's financial statements and no cumulative effect adjustment was recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Each Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of BOA, provides investment advisory services to the Portfolios.

Columbia does not receive any fees for its investment advisory services directly from the Portfolio. In addition, under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios (exclusive of brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any).

The Portfolios do not incur any fees or expenses except brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses. Participants in the wrap fee programs eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation from the Portfolios for its services.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios. The Transfer Agent does not receive any compensation directly from the Portfolios for its services.

Distribution and Service Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Portfolios' shares. The Distributor does not receive a fee for its services as distributor.

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Fixed Income Sector Portfolios (continued)

March 31, 2008

Note 5. Portfolio Information

For the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Corporate Bond Portfolio	$49,574,638	$50,996,013	$94,358,686	$91,416,371
Mortgage- and Asset-Backed Portfolio	635,771,849	665,910,534	46,697,860	36,952,225

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

As of March 31, 2008, the Portfolios had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Corporate Bond Portfolio	99.9
Mortgage- and Asset-Backed Portfolio	97.3

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended March 31, 2008, the Portfolios did not borrow under these arrangements.

Note 8. Securities Lending

Each Portfolio may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Portfolios. Generally, in the event of borrower default, the Portfolios have the right to use the collateral to offset any losses incurred. In the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Portfolios. The Portfolios bear the risk of loss with respect to the investment of collateral.

During the year ended March 31, 2008, Corporate Bond Portfolio participated in the security lending program.

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Fixed Income Sector Portfolios (continued)

March 31, 2008

Note 9. Significant Risks and Contingencies

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state

33

Fixed Income Sector Portfolios (continued)

March 31, 2008

common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 10. Other

For the year ended March 31, 2008, Corporate Bond Portfolio sustained a trading error. Corporate Bond Portfolio sold shares of Merrill Lynch/Countrywide Commercial Mortgage resulting in a loss of $2,633, which was fully reimbursed by Columbia.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and Shareholders of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each a series of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2008

35

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 67 portfolios; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 67 portfolios; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 67 portfolios; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 67 portfolios; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 67 portfolios; Director—MIT Investment Company (Endowment), 2004 through current; Trustee and Chairman—Research Foundation of CFA Institute, 2003 through current.

36

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 67 portfolios; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 67 portfolios; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004).	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC (the "Advisor"), since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

37

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, LLC, since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006).	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President, Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Corporate Bond Portfolio and the Mortgage- and Asset-Backed Portfolio. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolios, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA, including their compliance policies and procedures and reports of the Portfolios' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolios. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA.

Portfolio Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Portfolios, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Portfolio (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio's Peer

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Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding each Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Portfolio's Peer Group and Universe, which comparative data was provided by Lipper. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Portfolio based on: (i) each Portfolio's one-year performance compared to actual management fees; (ii) each Portfolio's one-year performance compared to total expenses; (iii) each Portfolio's three-year performance compared to actual management fees; and (iv) each Portfolio's three-year performance compared to total expenses.

Investment Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Portfolios to CMA for investment advisory services (the "Contractual Management Rates"). The Board noted that CMA does not charge the Portfolios an investment advisory fee, but that CMA does receive an advisory fee from the sponsors of wrap programs, who in turn charge the participants in the programs. The Board acknowledged the fees received by CMA from the sponsors in approving the Contractual Management Rates. The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses across the complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates with those of the other funds in their respective Peer Groups.

The Board concluded that the factors noted above supported the Contractual Management Rates, and the approval of the Advisory Agreement for both of the Portfolios.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates, as well as on other relationships between the Portfolios and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through CMA's assumption of certain Portfolio expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, because the Contractual Management Rates are zero, no further analysis was required.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's relationships with the Portfolios (such as soft-dollar credits) and benefits

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potentially derived from an increase in CMA's business as a result of their relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receive throughout the year. In this regard, the Board reviews reports of CMA at each of their quarterly meetings, which include, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.

October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not,

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however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

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III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares.

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Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9)  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

  Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

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4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

  Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Fixed Income Sector Portfolios

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Fixed Income Sector Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolios' website, www.columbiamanagement.com.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia Funds before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA and SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

49

Columbia Management®

Fixed Income Sector Portfolios

Annual Report, March 31, 2008

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SHC-42/152624-0308 (05/08) 08/56609

Columbia Management®

Annual Report

March 31, 2008

Columbia LifeGoalTM Portfolios

■  Columbia LifeGoalTM Growth Portfolio

■  Columbia LifeGoalTM Balanced Growth Portfolio

■  Columbia LifeGoalTM Income and Growth Portfolio

■  Columbia LifeGoalTM Income Portfolio

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

LifeGoalTM Growth Portfolio	2

LifeGoalTM Balanced Growth Portfolio	7

LifeGoalTM Income and Growth Portfolio	12

LifeGoalTM Income Portfolio	17

Investment Portfolios	22

Statements of Assets and Liabilities	26

Statements of Operations	28

Statements of Changes in Net Assets	30

Financial Highlights	36

Notes to Financial Statements	55

Report of Independent Registered Public Accounting Firm	65

Federal Income Tax Information	66

Fund Governance	67

Board Consideration and Re-Approval of Investment Advisory Agreement	71

Summary of Management Fee Evaluation by Independent Fee Consultant	74

Important Information About This Report	81

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the portfolios' investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers' Reports. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the portfolios' investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – LifeGoal Portfolios

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1%—its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.3

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%.4 In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%.

1On April 30, 2008, the federal funds rate was lowered to 2.0%.

2The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

4The 10-year Treasury note used solely as a benchmark for long-term interest rates.

Summary

For the 12-month period that ended March 31, 2008

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

■   Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

1

Portfolio Profile – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–4.31%

Class A shares (without sales charge)

–5.08%

S&P 500 Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 02/29/08.

Summary

■  For the 12-month period that ended March 31, 2008, the portfolio's Class A shares returned negative 4.31% without sales charge.

■  In a challenging environment for the financial markets, the portfolio held up better than its benchmark, the S&P 500 Index1 and its peer group, the Lipper Large-Cap Core Funds Classification.2

■  Strong performance by the underlying equity funds in the portfolio aided its return.

Portfolio Management

Vikram Kuriyan has managed the portfolio since August 2004, and has been with the advisor or its predecessors or affiliate organizations since 2000.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2

Performance Information – Columbia LifeGoal Growth Portfolio

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	17,209	16,222
Class B	15,940	15,940
Class C	15,920	15,920
Class R	17,103	n/a
Class Z	17,582	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.42
Class B	2.17
Class C	2.17
Class R	1.67
Class Z	1.17

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/12/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	–4.31	–9.83	–5.08	–9.55	–5.11	–6.00	–4.65	–4.02
5-year	14.86	13.50	13.98	13.74	13.98	13.98	14.71	15.16
10-year	5.58	4.96	4.77	4.77	4.76	4.76	5.51	5.81

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value ("NAV") with no Rule 12b-1 fees. Class R shares are sold at NAV with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006 the date on which Class R shares were initially offered by the portfolio. These returns have not been restated to reflect any differences in expenses between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for the periods prior to the inception of Class R shares would have been lower, since the newer class of shares is subject to a higher Rule 12b-1 fee.

3

Understanding Your Expenses – Columbia LifeGoal Growth Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	873.60	1,022.50	2.34	2.53	0.50
Class B	1,000.00	1,000.00	869.20	1,018.75	5.84	6.31	1.25
Class C	1,000.00	1,000.00	869.70	1,018.75	5.84	6.31	1.25
Class R	1,000.00	1,000.00	871.50	1,021.25	3.51	3.79	0.75
Class Z	1,000.00	1,000.00	875.20	1,023.75	1.17	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*Columbia LifeGoal Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

4

Portfolio Manager's Report – Columbia LifeGoal Growth Portfolio

For the 12-month period that ended March 31, 2008, the portfolio's Class A shares returned negative 4.31% without sales charge. The portfolio's benchmark, the S&P 500 Index, returned negative 5.08% during the period.1 The average return of its peer group, the Lipper Large Cap Core Funds Classification, was negative 5.57%.2 The performance of most of the portfolio's equity fund holdings was superior to their benchmarks, which aided the portfolio's return in a challenging environment for U.S. and international stocks.

A challenging environment for stocks

As economic growth slowed around the world, investors became more risk averse and pulled back from the equity markets, which delivered negative returns for the period. In this environment, we made no significant changes to the portfolio's allocation among underlying funds. Most of the underlying funds held up considerably better than their benchmarks, including Columbia Marsico Focused Equities Fund, Columbia Marsico International Opportunities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Value Fund, Columbia Acorn International, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Convertible Securities Fund, Columbia Acorn USA and Columbia Small Cap Growth Fund II. Three funds bucked the negative trend and generated positive returns: Columbia Acorn International, which accounted for 5.8% of the portfolio's net assets, returned 3.26%, Columbia Marsico International Opportunities Fund, which accounted for 4.6% of the portfolio's net assets, returned 6.04% and Columbia Mid Cap Growth Fund, which accounted for 11.0% of the portfolio's net assets, returned 0.94%. Only Columbia International Value Fund underperformed its benchmark. The fund accounted for 7.2% of the portfolio's net assets.

Looking ahead

The U.S. economy faces prospects of a recession as housing, high energy prices and tighter lending standards restrain economic growth. Consumer spending, which accounts for more than two-thirds of the U.S. economy, is forecasted to grow at a slower pace in 2008 as households feel the drag of high energy prices, a softer labor market and decreased home equity. Investment spending could slow as well, as residential construction remains weak and profit growth decelerates. However, if exports and government spending hold up, a recession might be avoided. Exports are expected to continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world.

Against this backdrop, we believe that it's important for shareholders to keep a long-term focus on their goals. Although the crises in the mortgage and credit markets that have plagued the U.S. stock market over the past year are unsettling, stocks have weathered many such storms in the past. Columbia LifeGoal Growth Portfolio provides broadly diversified exposure to the U.S. and foreign stock markets. Diversification, coupled with short-term reserves, may help shield a portfolio from the market's

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	13.24
Class B	12.46
Class C	12.38
Class R	13.19
Class Z	13.37

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.91
Class B	0.86
Class C	0.86
Class R	0.90
Class Z	0.93

5

Portfolio Manager's Report (continued) – Columbia LifeGoal Growth Portfolio

Portfolio Allocation

as of 03/31/08 (%)

Columbia Marsico Focused Equities Fund	17.6
Columbia Large Cap Core Fund	16.7
Columbia Large Cap Value Fund	15.7
Columbia Mid Cap Growth Fund	11.0
Columbia Mid Cap Value Fund	10.0
Columbia International Value Fund	7.2
Columbia Acorn International	5.8
Columbia Marsico International Opportunities Fund	4.6
Columbia Small Cap Value Fund II	4.6
Columbia Acorn USA	2.5
Columbia Convertible Securities Fund	2.3
Columbia Small Cap Growth Fund II	2.0

Portfolio allocation is calculated as a percentage of total investments.

occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. Remember, diversification does not ensure a profit or guarantee against loss.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

6

Portfolio Profile – Columbia LifeGoal Balanced Growth Portfolio

Summary

■  For the 12-month period that ended March 31, 2008, the portfolio's Class A shares returned negative 1.99% without sales charge.

■  In a challenging environment for the financial markets, the portfolio had mixed results against its benchmarks, the Lehman Brothers U.S. Aggregate Bond Index and the S&P 500 Index1 but held up better than its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification.2

■  Strong performance by the underlying equity funds in the portfolio aided its return while disappointing fixed income performance detracted from return.

Portfolio Management

Vikram Kuriyan has managed the portfolio since August 2004, and has been with the advisor or its predecessors or affiliate organizations since 2000.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–1.99%

Class A shares (without sales charge)

+7.67%

Lehman Brothers U.S. Aggregate Bond Index

–5.08%

S&P 500 Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end for equity funds and quarter-end for fixed-income funds. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. The Morningstar Equity Style information shown is as of 02/29/08. The Morningstar Fixed Income Maturity information shown is as of 12/31/07.

7

Performance Information – Columbia LifeGoal Balanced Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.28
Class B	2.03
Class C	2.03
Class R	1.53
Class Z	1.03

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Balanced Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	17,858	16,827
Class B	16,586	16,586
Class C	16,686	16,686
Class R	17,760	n/a
Class Z	18,333	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/13/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	–1.99	–7.66	–2.66	–7.25	–2.63	–3.55	–2.15	–1.49
5-year	10.54	9.23	9.71	9.43	9.73	9.73	10.42	10.87
10-year	5.97	5.34	5.19	5.19	5.25	5.25	5.91	6.25

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value ("NAV") with no Rule 12b-1 fees. Class R shares are sold at NAV with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006 the date on which Class R shares were initially offered by the portfolio. These returns have not been restated to reflect any differences in expenses between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for the periods prior to the inception of Class R shares would have been lower, since the newer class of shares is subject to a higher Rule 12b-1 fee.

8

Understanding Your Expenses – Columbia LifeGoal Balanced Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	920.30	1,022.50	2.40	2.53	0.50
Class B	1,000.00	1,000.00	916.50	1,018.75	5.99	6.31	1.25
Class C	1,000.00	1,000.00	917.30	1,018.75	5.99	6.31	1.25
Class R	1,000.00	1,000.00	919.20	1,021.25	3.60	3.79	0.75
Class Z	1,000.00	1,000.00	923.00	1,023.75	1.20	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*Columbia LifeGoal Balanced Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

9

Portfolio Manager's Report – Columbia LifeGoal Balanced Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	11.36
Class B	11.30
Class C	11.43
Class R	11.36
Class Z	11.36

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.82
Class B	0.73
Class C	0.73
Class R	0.79
Class Z	0.86

For the 12-month period ended March 31, 2008, the portfolio's Class A shares returned negative 1.99% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 Index returned negative 5.08%. Its fixed income benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 7.67%.1 The portfolio's return was higher than the negative 2.32% average return for its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification.2 The performance of most of the portfolio's equity fund holdings was superior to their benchmarks, which aided its return in a challenging environment for U.S. and international stocks. However, the portfolio's fixed income holdings lagged their benchmarks.

Modest changes, mixed returns

As economic growth slowed around the world, investors became more risk averse and pulled back from the equity markets, which delivered negative returns for the period. Only the highest quality fixed income markets delivered positive returns. High-yield bonds lost ground and the mortgage sector continued to falter under the weight of subprime losses and evaporating liquidity. In this environment, we made modest changes to the portfolio's allocation among underlying funds. We lowered exposure to investment- grade bonds and raised exposure to high-yield to take advantage of the recent market correction. We also added modestly to the portfolio's large-cap equity holdings. We reduced cash reserves to make these incremental changes.

Most of the portfolio's underlying equity funds held up considerably better than their benchmarks, including Columbia Marsico Focused Equities Fund, Columbia Marsico International Opportunities Fund, Columbia Large Cap Core Fund, Columbia Mid Cap Value Fund, Columbia Large Cap Value Fund, Columbia Acorn International, Columbia Mid Cap Growth Fund, Columbia Small Cap Value Fund II, Columbia Convertible Securities Fund, Columbia Acorn USA and Columbia Small Cap Growth Fund II. Three funds bucked the negative trend and generated positive returns for the period: Columbia Acorn International which accounted for 6.2% of the portfolio's net assets, returned 3.26%, Columbia Marsico International Opportunities Fund, which accounted for 4.9% of the portfolio's net assets, returned 6.04% and Columbia Mid Cap Growth Fund, which accounted for 5.1% of the portfolio's net assets, returned 0.94%. Among the underlying equity funds, only Columbia International Value Fund underperformed its benchmark. The fund accounted for 4.9% of the portfolio's net assets. Within the portfolio's fixed income holdings, Columbia Total Return Bond and Columbia High Income Funds underperformed their benchmarks.

Looking ahead

The U.S. economy faces prospects of a recession as housing, high energy prices and tighter lending standards restrain economic growth. Consumer spending, which accounts for more than two-thirds of the U.S. economy, is forecasted to grow at a slower pace in 2008 as households feel the drag of high energy prices, a softer labor market and decreased home equity. Investment spending could slow as well, as residential construction remains weak and profit growth decelerates. However, if exports and government spending hold up,

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

10

Portfolio Manager's Report (continued) – Columbia LifeGoal Balanced Growth Portfolio a recession might be avoided. Exports are expected to continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world.

Against this backdrop, we believe that it's important for shareholders to keep a long-term focus on their goals. Although the crises in the mortgage and credit markets that have plagued the U.S. stock market over the past year are unsettling, stocks have weathered many such storms in the past. Columbia LifeGoal Balanced Growth Portfolio provides broadly diversified exposure to the U.S. and foreign stock markets and the U.S. bond market. Diversification, coupled with short-term reserves, may help shield a portfolio from the market's occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. Remember, diversification does not ensure a profit or guarantee against a loss.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio Allocation

as of 03/31/08 (%)

Columbia Total Return Bond Fund	26.6
Columbia Marsico Focused Equities Fund	11.7
Columbia Large Cap Core Fund	10.6
Columbia Large Cap Value Fund	9.7
Columbia High Income Fund	6.5
Columbia Acorn International	6.2
Columbia Mid Cap Growth Fund	5.1
Columbia International Value Fund	4.9
Columbia Marsico International Opportunities Fund	4.9
Columbia Mid Cap Value Fund	4.1
Columbia Small Cap Value Fund II	3.3
Columbia Convertible Securities Fund	2.1
Columbia Acorn USA	1.8
Columbia Small Cap Growth Fund II	1.5
Columbia Cash Reserves	1.0

Portfolio allocation is calculated as a percentage of total investments.

11

Portfolio Profile – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+0.34%

Class A shares (without sales charge)

+7.67%

Lehman Brothers U.S. Aggregate Bond Index

–5.08%

S&P 500 Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end for equity funds and quarter-end for fixed-income funds. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. The Morningstar Equity Style information shown is as of 02/29/08. The Morningstar Fixed Income Maturity information is as of 12/31/07.

Summary

■  For the 12-month period that ended March 31, 2008, the portfolio's Class A shares returned 0.34% without sales charge.

■  In a challenging environment for the financial markets, the portfolio had mixed results against its benchmarks, the Lehman Brothers U.S. Aggregate Bond Index and the S&P 500 Index1 but held up better than its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification.2

■  Strong performance by the underlying equity funds in the portfolio aided its return while disappointing fixed income performance detracted from return.

Portfolio Management

Vikram Kuriyan has managed the portfolio since August 2004, and has been with the advisor or its predecessors or affiliate organizations since 2000.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

12

Performance Information – Columbia LifeGoal Income and Growth Portfolio

Growth of a $10,000 investment 04/01/98 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income and Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	16,455	15,514
Class B	15,269	15,269
Class C	15,222	15,222
Class R	16,364	n/a
Class Z	16,758	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/07/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	0.34	–5.40	–0.41	–5.12	–0.41	–1.36	0.09	0.40
5-year	7.30	6.03	6.47	6.16	6.47	6.47	7.18	7.50
10-year	5.11	4.49	4.32	4.32	4.29	4.29	5.05	5.30

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value ("NAV") with no Rule 12b-1 fees. Class R shares are sold at NAV with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006 the date on which Class R shares were initially offered by the portfolio. These returns have not been restated to reflect any differences in expenses between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for the periods prior to the inception of Class R shares would have been lower, since the newer class of shares is subject to a higher Rule 12b-1 fee.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.18
Class B	1.93
Class C	1.93
Class R	1.43
Class Z	0.93

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

13

Understanding Your Expenses – Columbia LifeGoal Income and Growth Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	962.30	1,022.50	2.45	2.53	0.50
Class B	1,000.00	1,000.00	958.50	1,018.75	6.12	6.31	1.25
Class C	1,000.00	1,000.00	958.20	1,018.75	6.12	6.31	1.25
Class R	1,000.00	1,000.00	961.10	1,021.25	3.68	3.79	0.75
Class Z	1,000.00	1,000.00	961.30	1,023.75	1.23	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*Columbia LifeGoal Income and Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

14

Portfolio Manager's Report – Columbia LifeGoal Income and Growth Portfolio

For the 12-month period that ended March 31, 2008, the portfolio's Class A shares returned 0.34% without sales charge. The portfolio's equity benchmark, S&P 500 Index returned negative 5.08% and its fixed income benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 7.67%.1 The portfolio's return was higher than the 0.14% average return of the portfolio's peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification.2 The performance of most of the portfolio's equity fund holdings was superior to their benchmarks, which aided its return in a challenging environment for U.S. and international stocks. However, the portfolio's fixed income holdings lagged their benchmarks.

Modest changes, mixed returns

As economic growth slowed around the world, investors became more risk averse and pulled back from the equity markets, which delivered negative returns for the period. Only the highest quality fixed income markets delivered positive returns. High-yield bonds lost ground and the mortgage sector continued to falter under the weight of subprime losses and evaporating liquidity. Against this backdrop, we made no material changes to the allocation of funds in the portfolio.

Most of the portfolio's underlying equity funds held up considerably better than their benchmarks, including Columbia Marsico Focused Equities Fund, Columbia Marsico International Opportunities Fund, Columbia Large Cap Core Fund, Columbia Large Cap Value Fund, Columbia Acorn International, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Small Cap Value Fund II, Columbia Convertible Securities Fund, Columbia Acorn USA and Columbia Small Cap Growth Fund II. Three underlying equity funds bucked the negative trend and generated positive returns for the period: Columbia Acorn International which accounted for 3.7% of the portfolio's net assets, returned 3.26%, Columbia Marsico International Opportunities Fund, which accounted for 2.6% of the portfolio's net assets, returned 6.04% and Columbia Mid Cap Growth, which accounted for 2.5% of the portfolio's net assets, returned 0.94%. Among all underlying equity funds, only Columbia International Value Fund underperformed its benchmark. The fund accounted for 3.1% of the portfolio's net assets. Columbia Total Return Bond Fund, Columbia High Income Fund and Columbia Short Term Bond Fund underperformed their benchmarks.

Looking ahead

The U.S. economy faces prospects of a recession as housing, high energy prices and tighter lending standards restrain economic growth. Consumer spending, which accounts for more than two-thirds of the U.S. economy, is forecasted to grow at a slower pace in 2008 as households feel the drag of high energy prices, a softer labor market and decreased home equity. Investment spending could slow as well, as residential construction remains weak and profit growth decelerates. However, if exports and government spending hold up, a recession might be avoided. Exports are expected to continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	10.40
Class B	10.36
Class C	10.30
Class R	10.40
Class Z	10.30

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.70
Class B	0.61
Class C	0.61
Class R	0.67
Class Z	0.72

15

Portfolio Manager's Report (continued) – Columbia LifeGoal Income and Growth Portfolio

Portfolio Allocation

as of 03/31/08 (%)

Columbia Short Term Bond Fund	26.9
Columbia Total Return Bond Fund	21.5
Columbia High Income Fund	10.5
Columbia Marsico Focused Equities Fund	6.7
Columbia Large Cap Core Fund	5.6
Columbia Large Cap Value Fund	4.7
Columbia Cash Reserves	4.6
Columbia Convertible Securities Fund	4.1
Columbia Acorn International	3.7
Columbia International Value Fund	3.1
Columbia Marsico International Opportunities Fund	2.6
Columbia Mid Cap Growth Fund	2.5
Columbia Mid Cap Value Fund	1.5
Columbia Small Cap Value Fund II	1.0
Columbia Acorn USA	0.6
Columbia Small Cap Growth Fund II	0.4

Portfolio allocation is calculated as a percentage of total investments.

Against this backdrop, we believe that it's important for shareholders to keep a long-term focus on their goals. Although the crises in the mortgage and credit markets that have plagued the U.S. stock market over the past year are unsettling, stocks have weathered many such storms in the past. Columbia LifeGoal Income & Growth Portfolio provides broadly diversified exposure to the U.S. and foreign stock markets and the U.S. bond market. Diversification, coupled with short-term reserves, may help shield a portfolio from the market's occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. Remember, diversification does not ensure a profit or guarantee against loss.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

16

Portfolio Profile – Columbia LifeGoal Income Portfolio

Summary

■  For the 12-month period that ended March 31, 2008, the portfolio's Class A shares returned 0.60% without sales charge.

■  In a challenging environment for the financial markets, the portfolio underperformed its benchmarks, the Lehman Brothers U.S. Aggregate 1-3 Years Index and Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index / 20% Lehman Brothers U.S. High Yield Index1 but held up better than its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classifications.2

■  The portfolio's underlying fixed income fund returns were lower than their benchmarks, which detracted from performance.

Portfolio Management

Vikram Kuriyan has managed the portfolio since August 2004, and has been with the advisor or its predecessors or affiliate organizations since 2000.

1Lehman Brothers U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. This blend is 80% Lehman Brothers U.S. Aggregate 1-3 Years Index and 20% Lehman Brothers U.S. High Yield Index. Lehman Brothers U.S. High Yield Index is an index of fixed-rate, non-investment-grade bonds with at least one year remaining to maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+0.60%

Class A shares (without sales charge)

+7.74%

Lehman Brothers U.S. Aggregate 1-3 Years Index

+5.38%

Blended 80% Lehman Brothers U.S. Aggregate 1-3 Year Index / 20% Lehman Brothers U.S. High Yield Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end for equity funds and quarter-end for fixed-income funds. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. The Morningstar Equity Style information shown is as of 02/29/08. The Morningstar Fixed Income Maturity information shown is as of 12/31/07.

17

Performance Information – Columbia LifeGoal Income Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.73
Class B	2.48
Class C	2.48
Class Z	1.48

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.19
Class B	1.94
Class C	1.94
Class Z	0.94

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio's prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/04/03 – 03/31/08 ($)

*Benchmark performance is as of 08/31/03

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Lehman Brothers U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. This blend is 80% Lehman Brothers U.S. Aggregate 1-3 Years Index and 20% Lehman Brothers U.S. High Yield Index. The Lehman Brothers U.S. High Yield Index is an index of fixed-rate, non-investment-grade bonds with at least one year remaining to maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 09/04/03 – 03/31/08 ($)

Sales charge	without	with
Class A	11,924	11,532
Class B	11,519	11,519
Class C	11,510	11,510
Class Z	12,057	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	09/04/03		09/04/03		09/05/03		09/04/03
Sales charge	without	with	without	with	without	with	without
1-year	0.60	–2.64	–0.15	–3.04	–0.05	–1.01	0.85
Life	3.92	3.16	3.14	3.14	3.12	3.12	4.17

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

18

Understanding Your Expenses – Columbia LifeGoal Income Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	988.60	1,021.65	3.33	3.39	0.67
Class B	1,000.00	1,000.00	985.80	1,017.90	7.05	7.16	1.42
Class C	1,000.00	1,000.00	985.80	1,017.90	7.05	7.16	1.42
Class Z	1,000.00	1,000.00	990.80	1,022.90	2.09	2.12	0.42

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*Columbia LifeGoal Income Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

19

Portfolio Manager's Report – Columbia LifeGoal Income Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	9.83
Class B	9.82
Class C	9.81
Class Z	9.83

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.45
Class B	0.38
Class C	0.38
Class Z	0.48

For the 12-month period that ended March 31, 2008, the portfolio's Class A shares returned 0.60% without sales charge. The portfolio trailed its benchmark, the Lehman Brothers U.S. Aggregate 1-3 Years Index, which returned 7.74%. The portfolio's return was also lower than the 5.38% return of the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/20% Lehman Brothers U.S. High Yield Index.1 The portfolio outperformed the average return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification, which was 0.14%.2 The portfolio's fixed income holdings lagged their benchmarks in a period that was generally favorable for fixed income securities.

Mixed returns

As economic growth slowed around the world, investors became more risk averse and pulled back from the equity markets, which delivered negative returns for the period. Only the highest quality fixed income markets delivered positive returns. High-yield bonds lost ground and the mortgage sector continued to falter under the weight of subprime losses and evaporating liquidity. Against this backdrop, Columbia Total Return Bond Fund, Columbia High Income Fund, Columbia Mortgage- and Asset-Backed Portfolio and Columbia Short Term Bond Fund lagged their benchmarks.

Looking ahead

The U.S. economy faces prospects of a recession as housing, high energy prices and tighter lending standards restrain economic growth. Consumer spending, which accounts for more than two-thirds of the U.S. economy, is forecasted to grow at a slower pace in 2008 as households feel the drag of high energy prices, a softer labor market and decreased home equity. Investment spending could slow as well, as residential construction remains weak and profit growth decelerates. However, if exports and government spending hold up, a recession might be avoided. Exports are expected to continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world.

Despite the uncertain environment, we believe that it's important for shareholders to keep a long-term focus on their goals. Although the crisis in the mortgage and credit markets that have plagued the U.S. stock market over the past year are unsettling, stocks have weathered many such storms in the past. Columbia LifeGoal Income Portfolio provides broadly diversified exposure to the U.S. bond market. Diversification, coupled with short-term reserves, may help shield a portfolio from the market's occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. Remember, diversification does not ensure a profit or guarantee against loss.

1Lehman Brothers U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, US Treasury and government agency securities with remaining maturities of one to three years This blend is 80% Lehman Brothers U.S. Aggregate 1-3 Years Index and 20% Lehman Brothers U.S. High Yield Index. Lehman Brothers U.S. High Yield Index is an index of fixed-rate, non-investment-grade bonds with at least one year remaining to maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

20

Portfolio Manager's Report (continued) – Columbia LifeGoal Income Portfolio

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio Allocation

as of 03/31/08 (%)

Columbia Short Term Bond Fund	35.0
Columbia Total Return Bond Fund	18.7
Columbia High Income Fund	15.6
Mortgage- and Asset-Backed Portfolio	10.8
Columbia Cash Reserves	7.0
Columbia Large Cap Value Fund	5.9
Columbia Convertible Securities Fund	5.0
Columbia Mid Cap Value Fund	1.3
Columbia Small Cap Value Fund II	0.7

Portfolio allocation is calculated as a percentage of total investments.

21

Investment Portfolio – Columbia LifeGoal Growth Portfolio

March 31, 2008

Investment Companies (a) – 100.1%
	Shares	Value ($)
Columbia Acorn International, Class Z	735,334	29,781,010
Columbia Acorn USA, Class Z	518,451	12,997,574
Columbia Convertible Securities Fund, Class Z	808,904	11,745,286
Columbia International Value Fund, Class Z	2,005,795	37,468,251
Columbia Large Cap Core Fund, Class Z	6,349,103	86,347,800
Columbia Large Cap Value Fund, Class Z	6,616,140	80,981,555
Columbia Marsico Focused Equities Fund, Class Z	4,216,935	91,296,639
Columbia Marsico International Opportunities Fund, Class Z	1,649,961	23,874,938
Columbia Mid Cap Growth Fund, Class Z	2,454,105	56,984,308
Columbia Mid Cap Value Fund, Class Z	3,988,737	51,893,469
Columbia Small Cap Growth Fund II, Class Z	937,107	10,214,463
Columbia Small Cap Value Fund II, Class Z	1,897,470	23,661,447
Total Investment Companies (Cost of $541,122,427)		517,246,740
Total Investments – 100.1% (Cost of $541,122,427) (b)		517,246,740
Other Assets & Liabilities, Net – (0.1)%		(383,583)
Net Assets – 100.0%		516,863,157

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)  Cost for federal income tax purposes is $543,895,540.

See Accompanying Notes to Financial Statements.

22

Investment Portfolio – Columbia LifeGoal Balanced Growth Portfolio

March 31, 2008

Investment Companies (a) – 100.1%
	Shares	Value ($)
Columbia Acorn International, Class Z	1,101,448	44,608,643
Columbia Acorn USA, Class Z	504,157	12,639,227
Columbia Cash Reserves, Capital Class Shares	7,183,975	7,183,975
Columbia Convertible Securities Fund, Class Z	1,039,511	15,093,699
Columbia High Income Fund, Class Z	5,774,228	46,771,251
Columbia International Value Fund, Class Z	1,890,354	35,311,812
Columbia Large Cap Core Fund, Class Z	5,638,650	76,685,636
Columbia Large Cap Value Fund, Class Z	5,683,003	69,559,953
Columbia Marsico Focused Equities Fund, Class Z	3,899,098	84,415,473
Columbia Marsico International Opportunities Fund, Class Z	2,431,492	35,183,684
Columbia Mid Cap Growth Fund, Class Z	1,577,908	36,639,024
Columbia Mid Cap Value Fund, Class Z	2,269,870	29,531,007
Columbia Small Cap Growth Fund II, Class Z	1,011,377	11,024,008
Columbia Small Cap Value Fund II, Class Z	1,926,297	24,020,918
Columbia Total Return Bond Fund, Class Z	20,140,875	191,539,719
Total Investment Companies (Cost of $730,744,496)		720,208,029
Total Investments – 100.1% (Cost of $730,744,496) (b)		720,208,029
Other Assets & Liabilities, Net – (0.1)%		(850,836)
Net Assets – 100.0%		719,357,193

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)  Cost for federal income tax purposes is $734,402,009.

See Accompanying Notes to Financial Statements.

23

Investment Portfolio – Columbia LifeGoal Income and Growth Portfolio

March 31, 2008

Investment Companies (a) – 100.2%
	Shares	Value ($)
Columbia Acorn International, Class Z	148,408	6,010,537
Columbia Acorn USA, Class Z	38,672	969,511
Columbia Cash Reserves, Capital Class Shares	7,417,791	7,417,791
Columbia Convertible Securities Fund, Class Z	455,522	6,614,180
Columbia High Income Fund, Class Z	2,093,680	16,958,811
Columbia International Value Fund, Class Z	270,015	5,043,878
Columbia Large Cap Core Fund, Class Z	665,826	9,055,238
Columbia Large Cap Value Fund, Class Z	615,780	7,537,142
Columbia Marsico Focused Equities Fund, Class Z	499,688	10,818,245
Columbia Marsico International Opportunities Fund, Class Z	289,526	4,189,436
Columbia Mid Cap Growth Fund, Class Z	176,179	4,090,882
Columbia Mid Cap Value Fund, Class Z	185,912	2,418,721
Columbia Short Term Bond Fund, Class Z	4,408,157	43,508,507
Columbia Small Cap Growth Fund II, Class Z	59,788	651,692
Columbia Small Cap Value Fund II, Class Z	130,121	1,622,605
Columbia Total Return Bond Fund, Class Z	3,662,887	34,834,055
Total Investment Companies (Cost of $165,835,390)		161,741,231
Total Investments – 100.2% (Cost of $165,835,390) (b)		161,741,231
Other Assets & Liabilities, Net – (0.2)%		(263,099)
Net Assets – 100.0%		161,478,132

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)  Cost for federal income tax purposes is $167,004,799.

See Accompanying Notes to Financial Statements.

24

Investment Portfolio – Columbia LifeGoal Income Portfolio

March 31, 2008

Investment Companies (a) – 100.4%
	Shares	Value ($)
Columbia Cash Reserves, Capital Class Shares	2,351,450	2,351,450
Columbia Convertible Securities Fund, Class Z	115,421	1,675,913
Columbia High Income Fund, Class Z	650,142	5,266,154
Columbia Large Cap Value Fund, Class Z	163,445	2,000,563
Columbia Mid Cap Value Fund, Class Z	33,632	437,557
Mortgage- and Asset-Backed Portfolio	389,217	3,627,507
Columbia Short Term Bond Fund, Class Z	1,193,404	11,778,894
Columbia Small Cap Value Fund II, Class Z	18,880	235,435
Columbia Total Return Bond Fund, Class Z	661,162	6,287,651
Total Investment Companies (Cost of $34,729,621)		33,661,124
Total Investments – 100.4% (Cost of $34,729,621) (b)		33,661,124
Other Assets & Liabilities, Net – (0.4)%		(126,273)
Net Assets – 100.0%		33,534,851

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)  Cost for federal income tax purposes is $35,333,488.

See Accompanying Notes to Financial Statements.

25

Statements of Assets and Liabilities – Columbia LifeGoal Portfolios
March 31, 2008

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Assets
Affiliated investments, at identified cost	541,122,427	730,744,496	165,835,390	34,729,621
Affiliated investments, at value	517,246,740	720,208,029	161,741,231	33,661,124
Cash	—	—	39	—
Receivable for:
Investments sold	—	63,992	—	166
Portfolio shares sold	833,297	915,053	421,231	35,583
Expense reimbursement due from investment advisor	—	—	—	6,492
Other assets	—	—	—	221
Total Assets	518,080,037	721,187,074	162,162,501	33,703,586
Liabilities
Payable for:
Investments purchased	52,258	—	32,106	25,186
Portfolio shares redeemed	801,252	1,283,825	526,747	13,877
Distributions	—	36	—	—
Investment advisory fee	109,164	152,238	33,991	1,067
Administration fee	—	—	—	444
Pricing and bookkeeping fees	—	—	—	2,167
Transfer agent fee	—	—	—	3,145
Trustees' fees	—	—	—	53,425
Audit fee	—	—	—	16,400
Distribution and service fees	254,206	393,782	91,525	15,018
Custody fee	—	—	—	674
Legal fee	—	—	—	23,595
Chief compliance officer expenses	—	—	—	139
Other liabilities	—	—	—	13,598
Total Liabilities	1,216,880	1,829,881	684,369	168,735
Net Assets	516,863,157	719,357,193	161,478,132	33,534,851
Net Assets Consist of
Paid-in capital	446,363,056	664,251,168	160,401,800	35,065,991
Undistributed net investment income	—	218,294	71,699	16,430
Accumulated net realized gain (loss)	94,375,788	65,424,198	5,098,792	(479,073)
Unrealized depreciation on investments	(23,875,687)	(10,536,467)	(4,094,159)	(1,068,497)
Net Assets	516,863,157	719,357,193	161,478,132	33,534,851

See Accompanying Notes to Financial Statements.

26

Statements of Assets and Liabilities – Columbia LifeGoal Portfolios
March 31, 2008

	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio		Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
Class A
Net assets	$210,860,733		$275,576,455		$54,369,964		$13,941,137
Shares outstanding	15,930,340		24,252,940		5,229,595		1,418,005
Net asset value and redemption price per share (a)	$13.24		$11.36		$10.40		$9.83
Maximum sales charge	5.75%		5.75%		5.75%		3.25%
Maximum offering price per share	$14.05	(b)	$12.05	(b)	$11.03	(b)	$10.16	(c)
Class B
Net assets	$150,704,873		$282,911,742		$66,558,449		$8,849,107
Shares outstanding	12,090,363		25,031,691		6,422,494		901,135
Net asset value and offering price per share (a)	$12.46		$11.30		$10.36		$9.82
Class C
Net assets	$98,889,439		$112,901,906		$26,500,672		$4,931,655
Shares outstanding	7,986,555		9,880,582		2,571,920		502,903
Net asset value and offering price per share (a)	$12.38		$11.43		$10.30		$9.81
Class R
Net assets	$1,206,171		$1,256,558		$451,291		—
Shares outstanding	91,428		110,647		43,389		—
Net asset value, redemption and offering price per share (a)	$13.19		$11.36		$10.40		—
Class Z
Net assets	$55,201,941		$46,710,532		$13,597,756		$5,812,952
Shares outstanding	4,129,004		4,112,732		1,319,578		591,370
Net asset value, redemption and offering price per share (a)	$13.37		$11.36		$10.30		$9.83

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

27

Statements of Operations – Columbia LifeGoal Portfolios
For the Year Ended March 31, 2008

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Investment Income
Dividends from affiliates	17,810,464	35,146,203	9,132,970	1,770,731
Expenses
Investment advisory fee	1,849,265	2,458,096	528,855	18,539
Administration fee	—	—	—	39,819
Distribution fee:
Class B	1,294,341	2,391,822	539,677	69,338
Class C	790,273	905,097	189,308	38,614
Class R	6,038	8,023	3,562	—
Service fee:
Class A	560,837	710,203	131,797	36,622
Class B	431,447	797,274	179,892	23,112
Class C	263,424	301,699	63,103	12,872
Transfer agent fee	—	—	—	25,383
Pricing and bookkeeping fees	—	—	—	34,032
Trustees' fees	—	—	—	26,254
Custody fee	—	—	—	5,000
Audit fee	—	—	—	27,141
Registration fees	—	—	—	43,240
Legal fees	—	—	—	60,798
Chief compliance officer expenses	—	—	—	568
Other expenses	—	—	—	25,258
Total Expenses	5,195,625	7,572,214	1,636,194	486,590
Fees and expenses waived or reimbursed by investment advisor	—	—	—	(162,048)
Expense reductions	(2,701)	(1,776)	(167)	(20)
Net Expenses	5,192,924	7,570,438	1,636,027	324,522
Net Investment Income	12,617,540	27,575,765	7,496,943	1,446,209
Net realized gain (loss) on:
Affiliated investments	65,349,249	45,387,915	3,182,165	(207,240)
Capital gains distributions received	51,857,107	43,069,982	5,390,747	315,536
Net realized gain (loss)	117,206,356	88,457,897	8,572,912	108,296
Net change in unrealized depreciation on investments	(141,048,927)	(118,182,854)	(13,399,227)	(1,428,147)
Net Loss	(23,842,571)	(29,724,957)	(4,826,315)	(1,319,851)
Net Increase (Decrease) Resulting from Operations	(11,225,031)	(2,149,192)	2,670,628	126,358

See Accompanying Notes to Financial Statements.

28

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Statements of Changes in Net Assets – Columbia LifeGoal Portfolios

Increase (Decrease) in Net Assets	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31,		Year Ended March 31,
	2008 ($)	2007 ($)	2008 ($)	2007 ($)
Operations
Net investment income	12,617,540	4,363,987	27,575,765	20,667,040
Net realized gain (loss) on investments and capital gains distributions received	117,206,356	38,046,695	88,457,897	38,521,101
Net change in unrealized appreciation (depreciation) on investments	(141,048,927)	22,510,269	(118,182,854)	27,177,504
Net increase (decrease) resulting from operations	(11,225,031)	64,920,951	(2,149,192)	86,365,645
Distributions to Shareholders
From net investment income:
Class A	(3,930,744)	(1,304,661)	(8,476,385)	(5,937,532)
Class B	(2,452,167)	(654,919)	(7,030,694)	(5,527,710)
Class C	(1,553,081)	(326,851)	(2,662,309)	(1,879,419)
Class R	(20,151)	(3,931)	(41,263)	(22,908)
Class Z	(5,482,438)	(1,988,478)	(9,408,951)	(7,286,459)
From net realized gains:
Class A	(9,762,150)	(7,072,179)	(10,315,267)	(6,376,653)
Class B	(7,939,782)	(6,783,411)	(11,730,923)	(8,595,236)
Class C	(4,878,627)	(3,485,123)	(4,385,676)	(2,895,863)
Class R	(54,332)	(36,294)	(58,941)	(32,042)
Class Z	(12,444,347)	(8,489,097)	(11,665,615)	(7,138,915)
Total Distributions to Shareholders	(48,517,819)	(30,144,944)	(65,776,024)	(45,692,737)
Net Capital Share Transactions	(151,343,707)	141,884,045	(218,016,106)	76,609,553
Net Increase (Decrease) in Net Assets	(211,086,557)	176,660,052	(285,941,322)	117,282,461
Net Assets
Beginning of period	727,949,714	551,289,662	1,005,298,515	888,016,054
End of period	516,863,157	727,949,714	719,357,193	1,005,298,515
Undistributed net investment income at end of period	—	81,470	218,294	262,131

See Accompanying Notes to Financial Statements.

30

Increase (Decrease) in Net Assets	Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
	Year Ended March 31,		Year Ended March 31,
	2008 ($)	2007 ($)	2008 ($)	2007 ($)
Operations
Net investment income	7,496,943	6,541,799	1,446,209	1,249,535
Net realized gain (loss) on investments and capital gains distributions received	8,572,912	5,228,695	108,296	(88,795)
Net change in unrealized appreciation (depreciation) on investments	(13,399,227)	3,608,939	(1,428,147)	807,164
Net increase (decrease) resulting from operations	2,670,628	15,379,433	126,358	1,967,904
Distributions to Shareholders
From net investment income:
Class A	(1,969,953)	(1,652,740)	(657,151)	(653,785)
Class B	(2,106,692)	(1,981,162)	(345,321)	(375,559)
Class C	(763,722)	(596,635)	(193,190)	(189,751)
Class R	(22,437)	(14,849)	—	—
Class Z	(2,641,469)	(2,242,841)	(249,642)	(58,817)
From net realized gains:
Class A	(1,380,343)	(1,101,298)	—	—
Class B	(1,879,516)	(1,726,859)	—	—
Class C	(657,291)	(507,562)	—	—
Class R	(18,454)	(10,675)	—	—
Class Z	(1,999,626)	(1,433,581)	—	—
Total Distributions to Shareholders	(13,439,503)	(11,268,202)	(1,445,304)	(1,277,912)
Net Capital Share Transactions	(47,713,990)	(2,280,480)	1,558,369	(512,541)
Net Increase (Decrease) in Net Assets	(58,482,865)	1,830,751	239,423	177,451
Net Assets
Beginning of period	219,960,997	218,130,246	33,295,428	33,117,977
End of period	161,478,132	219,960,997	33,534,851	33,295,428
Undistributed net investment income at end of period	71,699	79,029	16,430	15,525

See Accompanying Notes to Financial Statements.

31

Statements of Changes in Net Assets – Capital Stock Activity

	LifeGoal Growth Portfolio
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,204,675	62,782,607	5,243,346	73,695,039
Distributions reinvested	844,269	12,704,814	558,898	7,839,002
Redemptions	(3,186,556)	(47,317,753)	(2,001,882)	(28,097,881)
Net Increase	1,862,388	28,169,668	3,800,362	53,436,160
Class B
Subscriptions	1,254,576	17,739,132	1,887,633	25,184,731
Distributions reinvested	688,407	9,794,335	524,578	6,986,738
Redemptions	(2,122,141)	(29,510,394)	(1,729,250)	(22,971,676)
Net Increase (Decrease)	(179,158)	(1,976,927)	682,961	9,199,793
Class C
Subscriptions	2,261,729	31,897,079	2,895,735	38,339,089
Distributions reinvested	348,359	4,921,679	211,291	2,802,153
Redemptions	(1,596,845)	(22,037,337)	(1,151,701)	(15,258,383)
Net Increase	1,013,243	14,781,421	1,955,325	25,882,859
Class R
Subscriptions	29,904	450,565	108,499	1,561,445
Distributions reinvested	4,960	74,482	2,795	40,225
Redemptions	(23,145)	(342,545)	(32,332)	(470,539)
Net Increase (Decrease)	11,719	182,502	78,962	1,131,131
Class Z
Subscriptions	4,672,698	72,128,483	4,412,039	63,115,546
Distributions reinvested	1,082,371	16,422,213	709,097	10,005,919
Redemptions	(18,689,832)	(281,051,067)	(1,486,400)	(20,887,363)
Net Increase (Decrease)	(12,934,763)	(192,500,371)	3,634,736	52,234,102

See Accompanying Notes to Financial Statements.

32

	LifeGoal Balanced Growth Portfolio
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,062,333	75,115,347	6,174,510	74,063,850
Distributions reinvested	1,424,931	17,597,842	963,113	11,463,641
Redemptions	(4,768,555)	(58,846,249)	(4,092,671)	(48,944,087)
Net Increase	2,718,709	33,866,940	3,044,952	36,583,404
Class B
Subscriptions	1,923,817	23,625,502	2,540,368	30,208,820
Distributions reinvested	1,441,982	17,746,731	1,128,860	13,343,770
Redemptions	(4,742,176)	(57,708,853)	(4,246,632)	(50,417,798)
Net Increase (Decrease)	(1,376,377)	(16,336,620)	(577,404)	(6,865,208)
Class C
Subscriptions	2,366,640	29,463,064	2,907,996	34,864,529
Distributions reinvested	428,619	5,331,468	285,162	3,408,793
Redemptions	(2,459,213)	(30,423,627)	(1,882,369)	(22,595,345)
Net Increase	336,046	4,370,905	1,310,789	15,677,977
Class R
Subscriptions	6,640	81,392	180,327	2,200,480
Distributions reinvested	8,107	100,204	4,498	54,951
Redemptions	(58,970)	(734,077)	(30,814)	(379,470)
Net Increase (Decrease)	(44,223)	(552,481)	154,011	1,875,961
Class Z
Subscriptions	5,097,201	63,916,826	3,914,199	47,158,340
Distributions reinvested	1,667,732	20,636,110	1,202,559	14,282,260
Redemptions	(26,366,502)	(323,917,786)	(2,685,216)	(32,103,181)
Net Increase (Decrease)	(19,601,569)	(239,364,850)	2,431,542	29,337,419

See Accompanying Notes to Financial Statements.

33

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia LifeGoal Income and Growth Portfolio
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,761,147	19,237,434	1,394,520	15,079,731
Distributions reinvested	272,723	2,970,907	219,970	2,365,242
Redemptions	(1,409,889)	(15,440,984)	(1,463,196)	(15,864,229)
Net Increase (Decrease)	623,981	6,767,357	151,294	1,580,744
Class B
Subscriptions	589,007	6,354,897	523,786	5,642,583
Distributions reinvested	334,069	3,633,985	314,924	3,372,495
Redemptions	(1,327,603)	(14,475,847)	(1,633,864)	(17,625,783)
Net Decrease	(404,527)	(4,486,965)	(795,154)	(8,610,705)
Class C
Subscriptions	908,106	9,852,630	784,819	8,424,263
Distributions reinvested	99,526	1,075,956	81,151	865,174
Redemptions	(662,486)	(7,187,719)	(608,850)	(6,547,102)
Net Increase (Decrease)	345,146	3,740,867	257,120	2,742,335
Class R
Subscriptions	604	6,705	116,219	1,276,095
Distributions reinvested	3,740	40,891	2,329	25,523
Redemptions	(42,159)	(467,416)	(38,281)	(422,668)
Net Increase (Decrease)	(37,815)	(419,820)	80,267	878,950
Class Z
Subscriptions	1,837,024	20,219,650	2,025,013	21,965,165
Distributions reinvested	415,342	4,514,091	338,798	3,616,462
Redemptions	(7,206,686)	(78,049,170)	(2,316,464)	(24,453,431)
Net Increase (Decrease)	(4,954,320)	(53,315,429)	47,347	1,128,196

See Accompanying Notes to Financial Statements.

34

	Columbia LifeGoal Income Portfolio
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	421,941	4,259,785	420,176	4,249,685
Distributions reinvested	52,185	526,837	53,811	541,548
Redemptions	(547,350)	(5,526,935)	(552,697)	(5,578,977)
Net Increase (Decrease)	(73,224)	(740,313)	(78,710)	(787,744)
Class B
Subscriptions	166,955	1,681,130	120,347	1,210,393
Distributions reinvested	28,615	288,614	31,233	313,762
Redemptions	(233,916)	(2,361,913)	(308,625)	(3,109,586)
Net Decrease	(38,346)	(392,169)	(157,045)	(1,585,431)
Class C
Subscriptions	151,927	1,535,187	77,844	784,070
Distributions reinvested	15,069	151,757	14,127	141,664
Redemptions	(128,415)	(1,292,635)	(237,738)	(2,383,504)
Net Increase (Decrease)	38,581	394,309	(145,767)	(1,457,770)
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net Increase (Decrease)	—	—	—	—
Class Z
Subscriptions	336,403	3,414,611	343,830	3,508,777
Distributions reinvested	19,000	191,459	3,608	36,720
Redemptions	(129,102)	(1,309,528)	(22,639)	(227,093)
Net Increase (Decrease)	226,301	2,296,542	324,799	3,318,404

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$14.69		$13.92	$12.19	$11.28	$7.82
Income from Investment Operations:
Net investment income (b)(c)	0.26		0.13	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.80)		1.32	2.34	0.95	3.46
Total from Investment Operations	(0.54)		1.45	2.39	0.99	3.48
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.11)	(0.09)	(0.08)	(0.02)
From net realized gains	(0.66)		(0.57)	(0.57)	—	—
Total Distributions to Shareholders	(0.91)		(0.68)	(0.66)	(0.08)	(0.02)
Net Asset Value, End of Period	$13.24		$14.69	$13.92	$12.19	$11.28
Total return (d)	(4.31)%		10.74%	20.01%	8.76%	44.51%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50	%(f)	0.50%	0.50%	0.50%	0.50%
Net investment income (c)	1.75	%(f)	0.91%	0.37%	0.37%	0.20%
Portfolio turnover rate	21%		8%	30%	13%	6%
Net assets, end of period (000's)	$210,861		$206,715	$142,967	$93,070	$64,267

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$13.93		$13.28	$11.72	$10.91	$7.61
Income from Investment Operations:
Net investment income (loss) (b)(c)	0.14		0.02	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.75)		1.26	2.25	0.91	3.35
Total from Investment Operations	(0.61)		1.28	2.20	0.87	3.30
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.06)	(0.07)	(0.06)	— (d)
From net realized gains	(0.66)		(0.57)	(0.57)	—	—
Total Distributions to Shareholders	(0.86)		(0.63)	(0.64)	(0.06)	— (d)
Net Asset Value, End of Period	$12.46		$13.93	$13.28	$11.72	$10.91
Total return (e)	(5.08)%		9.90%	19.13%	7.95%	43.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.25	%(g)	1.25%	1.25%	1.25%	1.25%
Net investment income (loss) (c)	0.98	%(g)	0.15%	(0.38)%	(0.38)%	(0.55)%
Portfolio turnover rate	21%		8%	30%	13%	6%
Net assets, end of period (000's)	$150,705		$170,971	$153,920	$119,995	$88,969

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$13.85		$13.20	$11.66	$10.85	$7.57
Income from Investment Operations:
Net investment income (loss) (b)(c)	0.14		0.02	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.75)		1.26	2.23	0.91	3.32
Total from Investment Operations	(0.61)		1.28	2.18	0.87	3.28
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.06)	(0.07)	(0.06)	— (d)
From net realized gains	(0.66)		(0.57)	(0.57)	—	—
Total Distributions to Shareholders	(0.86)		(0.63)	(0.64)	(0.06)	— (d)
Net Asset Value, End of Period	$12.38		$13.85	$13.20	$11.66	$10.85
Total return (e)	(5.11)%		9.97%	19.06%	8.00%	43.38%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.25	%(g)	1.25%	1.25%	1.25%	1.25%
Net investment income (loss) (c)	1.02	%(g)	0.17%	(0.38)%	(0.38)%	(0.55)%
Portfolio turnover rate	21%		8%	30%	13%	6%
Net assets, end of period (000's)	$98,889		$96,558	$66,261	$36,008	$19,340

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class R Shares	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$14.67		$13.92	$13.19
Income from Investment Operations:
Net investment income (loss) (b)(c)	0.23		0.20	(0.03)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.81)		1.21	0.76
Total from Investment Operations	(0.58)		1.41	0.73
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.09)	—
From net realized gains	(0.66)		(0.57)	—
Total Distributions to Shareholders	(0.90)		(0.66)	—
Net Asset Value, End of Period	$13.19		$14.67	$13.92
Total return (d)	(4.65)%		10.45%	5.53	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.75	%(g)	0.75%	0.75	%(h)
Net investment income (loss) (c)	1.55	%(g)	1.36%	(1.15	)%(h)
Portfolio turnover rate	21%		8%	30	%(e)
Net assets, end of period (000's)	$1,206		$1,169	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

39

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$14.80		$14.01	$12.24	$11.30	$7.82
Income from Investment Operations:
Net investment income (b)(c)	0.38		0.16	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.88)		1.34	2.36	0.96	3.46
Total from Investment Operations	(0.50)		1.50	2.44	1.03	3.51
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.14)	(0.10)	(0.09)	(0.03)
From net realized gains	(0.66)		(0.57)	(0.57)	—	—
Total Distributions to Shareholders	(0.93)		(0.71)	(0.67)	(0.09)	(0.03)
Net Asset Value, End of Period	$13.37		$14.80	$14.01	$12.24	$11.30
Total return (d)	(4.02)%		11.01%	20.33%	9.07%	44.84%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.25	%(f)	0.25%	0.25%	0.25%	0.25%
Net investment income (c)	2.51	%(f)	1.15%	0.62%	0.62%	0.45%
Portfolio turnover rate	21%		8%	30%	13%	6%
Net assets, end of period (000's)	$55,202		$252,536	$188,132	$132,748	$110,400

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

40

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$12.38		$11.86	$11.50	$11.20	$8.79
Income from Investment Operations:
Net investment income (b)(c)	0.37		0.30	0.22	0.16	0.15
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.57)		0.84	1.08	0.47	2.44
Total from Investment Operations	(0.20)		1.14	1.30	0.63	2.59
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.30)	(0.27)	(0.22)	(0.17)
From net realized gains	(0.46)		(0.32)	(0.67)	(0.11)	(0.01)
Total Distributions to Shareholders	(0.82)		(0.62)	(0.94)	(0.33)	(0.18)
Net Asset Value, End of Period	$11.36		$12.38	$11.86	$11.50	$11.20
Total return (d)	(1.99)%		9.95%	11.75%	5.75%	29.60%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50	%(f)	0.50%	0.50%	0.50%	0.50%
Net investment income (c)	2.98	%(f)	2.50%	1.89%	1.45%	1.38%
Portfolio turnover rate	18%		18%	46%	17%	24%
Net assets, end of period (000's)	$275,576		$266,506	$219,302	$156,938	$111,325

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

41

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$12.31		$11.81	$11.45	$11.16	$8.77
Income from Investment Operations:
Net investment income (b)(c)	0.27		0.21	0.13	0.08	0.07
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.55)		0.82	1.08	0.46	2.43
Total from Investment Operations	(0.28)		1.03	1.21	0.54	2.50
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.21)	(0.18)	(0.14)	(0.10)
From net realized gains	(0.46)		(0.32)	(0.67)	(0.11)	(0.01)
Total Distributions to Shareholders	(0.73)		(0.53)	(0.85)	(0.25)	(0.11)
Net Asset Value, End of Period	$11.30		$12.31	$11.81	$11.45	$11.16
Total return (d)	(2.66)%		9.00%	10.99%	4.94%	28.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(f)	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	2.21	%(f)	1.75%	1.14%	0.70%	0.63%
Portfolio turnover rate	18%		18%	46%	17%	24%
Net assets, end of period (000's)	$282,912		$325,190	$318,564	$271,691	$208,372

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

42

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$12.44		$11.92	$11.56	$11.26	$8.85
Income from Investment Operations:
Net investment income (b)(c)	0.28		0.21	0.14	0.08	0.08
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.56)		0.84	1.07	0.47	2.45
Total from Investment Operations	(0.28)		1.05	1.21	0.55	2.53
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.21)	(0.18)	(0.14)	(0.11)
From net realized gains	(0.46)		(0.32)	(0.67)	(0.11)	(0.01)
Total Distributions to Shareholders	(0.73)		(0.53)	(0.85)	(0.25)	(0.12)
Net Asset Value, End of Period	$11.43		$12.44	$11.92	$11.56	$11.26
Total return (d)	(2.63)%		9.09%	10.88%	4.99%	28.67%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(f)	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	2.23	%(f)	1.75%	1.14%	0.70%	0.63%
Portfolio turnover rate	18%		18%	46%	17%	24%
Net assets, end of period (000's)	$112,902		$118,747	$98,160	$62,615	$39,204

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

43

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class R Shares	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$12.37		$11.86	$11.59
Income from Investment Operations:
Net investment income (b)(c)	0.32		0.33	0.03
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.54)		0.77	0.28
Total from Investment Operations	(0.22)		1.10	0.31
Less Distributions to Shareholders:
From net investment income	(0.33)		(0.27)	(0.04)
From net realized gains	(0.46)		(0.32)	—
Total Distributions to Shareholders	(0.79)		(0.59)	(0.04)
Net Asset Value, End of Period	$11.36		$12.37	$11.86
Total return (d)	(2.15)%		9.59%	2.68	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.75	%(g)	0.75%	0.75	%(h)
Net investment income (c)	2.62	%(g)	2.67%	1.13	%(h)
Portfolio turnover rate	18%		18%	46	%(e)
Net assets, end of period (000's)	$1,257		$1,916	$10

(a) The Portfolio'c Class R shares commenced operations on January 23, 2006.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Not annualized.

(f) Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(g) The benefits derived from expense reductions had an impact of less than 0.01%.

(h) Annualized.

See Accompanying Notes to Financial Statements.

44

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$12.35		$11.84	$11.48	$11.18	$8.77
Income from Investment Operations:
Net investment income (b)(c)	0.45		0.33	0.25	0.19	0.17
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.58)		0.83	1.08	0.47	2.44
Total from Investment Operations	(0.13)		1.16	1.33	0.66	2.61
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.33)	(0.30)	(0.25)	(0.19)
From net realized gains	(0.46)		(0.32)	(0.67)	(0.11)	(0.01)
Total Distributions to Shareholders	(0.86)		(0.65)	(0.97)	(0.36)	(0.20)
Net Asset Value, End of Period	$11.36		$12.35	$11.84	$11.48	$11.18
Total return (d)	(1.49)%		10.15%	12.05%	6.02%	29.95%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.25	%(f)	0.25%	0.25%	0.25%	0.25%
Net investment income (c)	3.61	%(f)	2.75%	2.14%	1.70%	1.63%
Portfolio turnover rate	18%		18%	46%	17%	24%
Net assets, end of period (000's)	$46,711		$292,939	$251,980	$220,296	$216,997

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

45

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$11.04		$10.80	$11.04	$11.11	$9.67
Income from Investment Operations:
Net investment income (b)(c)	0.41		0.36	0.28	0.23	0.22
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.35)		0.48	0.54	0.10	1.50
Total from Investment Operations	0.06		0.84	0.82	0.33	1.72
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.36)	(0.32)	(0.28)	(0.22)
From net realized gains	(0.29)		(0.24)	(0.74)	(0.12)	(0.06)
Total Distributions to Shareholders	(0.70)		(0.60)	(1.06)	(0.40)	(0.28)
Net Asset Value, End of Period	$10.40		$11.04	$10.80	$11.04	$11.11
Total return (d)	0.34%		8.07%	7.91%	3.05%	17.93%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50	%(f)	0.50%	0.50%	0.50%	0.50%
Net investment income (c)	3.75	%(f)	3.37%	2.61%	2.03%	1.95%
Portfolio turnover rate	20%		25%	30%	34%	14%
Net assets, end of period (000's)	$54,370		$50,829	$48,112	$42,816	$33,141

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

46

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$11.00		$10.77	$11.01	$11.08	$9.66
Income from Investment Operations:
Net investment income (b)(c)	0.33		0.28	0.20	0.14	0.13
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.36)		0.47	0.54	0.11	1.50
Total from Investment Operations	(0.03)		0.75	0.74	0.25	1.63
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.28)	(0.24)	(0.20)	(0.15)
From net realized gains	(0.29)		(0.24)	(0.74)	(0.12)	(0.06)
Total Distributions to Shareholders	(0.61)		(0.52)	(0.98)	(0.32)	(0.21)
Net Asset Value, End of Period	$10.36		$11.00	$10.77	$11.01	$11.08
Total return (d)	(0.41)%		7.20%	7.12%	2.30%	16.94%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(f)	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	2.99	%(f)	2.60%	1.86%	1.28%	1.20%
Portfolio turnover rate	20%		25%	30%	34%	14%
Net assets, end of period (000's)	$66,558		$75,119	$82,098	$85,762	$80,486

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

47

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$10.94		$10.71	$10.96	$11.03	$9.62
Income from Investment Operations:
Net investment income (b)(c)	0.33		0.28	0.20	0.14	0.13
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.36)		0.47	0.53	0.11	1.49
Total from Investment Operations	(0.03)		0.75	0.73	0.25	1.62
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.28)	(0.24)	(0.20)	(0.15)
From net realized gains	(0.29)		(0.24)	(0.74)	(0.12)	(0.06)
Total Distributions to Shareholders	(0.61)		(0.52)	(0.98)	(0.32)	(0.21)
Net Asset Value, End of Period	$10.30		$10.94	$10.71	$10.96	$11.03
Total return (d)	(0.41)%		7.24%	7.06%	2.32%	16.95%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(f)	1.25%	1.25%	1.25%	1.25%
Net investment income (c) 3.01%(f)	2.62%		1.86%	1.28%	1.20%
Portfolio turnover rate	20%		25%	30%	34%	14%
Net assets, end of period (000's)	$26,501		$24,367	$21,104	$17,708	$17,469

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

48

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class R Shares	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$11.04		$10.80	$10.69
Income from Investment Operations:
Net investment income (b)(c)	0.37		0.38	0.05
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.34)		0.44	0.12
Total from Investment Operations	0.03		0.82	0.17
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.34)	(0.06)
From net realized gains	(0.29)		(0.24)	—
Total Distributions to Shareholders	(0.67)		(0.58)	(0.06)
Net Asset Value, End of Period	$10.40		$11.04	$10.80
Total return (d)	0.09%		7.80%	1.62	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.75	%(g)	0.75%	0.75	%(h)
Net investment income (c)	3.39	%(g)	3.46%	2.61	%(h)
Portfolio turnover rate	20%		25%	30	%(e)
Net assets, end of period (000's)	$451		$896	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007	2006 (a)	2005	2004
Net Asset Value, Beginning of Period	$10.96		$10.73	$10.97	$11.04	$9.62
Income from Investment Operations:
Net investment income (b)(c)	0.47		0.39	0.31	0.25	0.23
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.41)		0.47	0.54	0.11	1.49
Total from Investment Operations	0.06		0.86	0.85	0.36	1.72
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.39)	(0.35)	(0.31)	(0.24)
From net realized gains	(0.29)		(0.24)	(0.74)	(0.12)	(0.06)
Total Distributions to Shareholders	(0.72)		(0.63)	(1.09)	(0.43)	(0.30)
Net Asset Value, End of Period	$10.30		$10.96	$10.73	$10.97	$11.04
Total return (d)	0.40%		8.30%	8.22%	3.32%	18.08%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.25	%(f)	0.25%	0.25%	0.25%	0.25%
Net investment income (c)	4.25	%(f)	3.63%	2.86%	2.28%	2.20%
Portfolio turnover rate	20%		25%	30%	34%	14%
Net assets, end of period (000's)	$13,598		$68,749	$66,806	$56,897	$59,040

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

50

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class A Shares	2008		2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$10.22		$9.99	$10.07	$10.31	$10.00
Income from Investment Operations:
Net investment income (c)(d)	0.45		0.43	0.38	0.31	0.21
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.39)		0.24	(0.06)	(0.09)	0.30
Total from Investment Operations	0.06		0.67	0.32	0.22	0.51
Less Distributions to Shareholders:
From net investment income	(0.45)		(0.44)	(0.38)	(0.42)	(0.20)
From net realized gains	—		—	(0.02)	(0.04)	—
Total Distributions to Shareholders	(0.45)		(0.44)	(0.40)	(0.46)	(0.20)
Net Asset Value, End of Period	$9.83		$10.22	$9.99	$10.07	$10.31
Total return (e)(f)	0.60%		6.91%	3.22%	2.12%	5.18	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	0.67	%(i)	0.67%	0.67%	0.67%	0.67	%(j)
Waiver/Reimbursement	0.47%		0.54%	0.37%	0.45%	0.50	%(j)
Net investment income (d)	4.50	%(i)	4.31%	3.60%	3.01%	3.14	%(j)
Portfolio turnover rate	24%		42%	19%	48%	5	%(g)
Net assets, end of period (000's)	$13,941		$15,240	$15,687	$25,211	$35,964

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  The Portfolio's Investor A shares commenced operations on September 4, 2003.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class B Shares	2008		2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$10.21		$9.98	$10.06	$10.30	$10.00
Income from Investment Operations:
Net investment income (c)(d)	0.38		0.36	0.29	0.24	0.16
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.39)		0.24	(0.05)	(0.10)	0.31
Total from Investment Operations	(0.01)		0.60	0.24	0.14	0.47
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.37)	(0.30)	(0.34)	(0.17)
From net realized gains	—		—	(0.02)	(0.04)	—
Total Distributions to Shareholders	(0.38)		(0.37)	(0.32)	(0.38)	(0.17)
Net Asset Value, End of Period	$9.82		$10.21	$9.98	$10.06	$10.30
Total return (e)(f)	(0.15)%		6.13%	2.44%	1.35%	4.70	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.42	%(i)	1.42%	1.42%	1.42%	1.42	%(j)
Waiver/Reimbursement	0.47%		0.54%	0.37%	0.45%	0.50	%(j)
Net investment income (d)	3.75	%(i)	3.55%	2.85%	2.36%	2.39	%(j)
Portfolio turnover rate	24%		42%	19%	48%	5	%(g)
Net assets, end of period (000's)	$8,849		$9,591	$10,946	$12,740	$9,269

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  The Portfolio's Investor B shares commenced operations on September 4, 2003.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

52

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class C Shares	2008		2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$10.19		$9.97	$10.05	$10.28	$10.00
Income from Investment Operations:
Net investment income (c)(d)	0.38		0.36	0.30	0.24	0.16
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.38)		0.23	(0.06)	(0.09)	0.29
Total from Investment Operations	0.00		0.59	0.24	0.15	0.45
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.37)	(0.30)	(0.34)	(0.17)
From net realized gains	—		—	(0.02)	(0.04)	—
Total Distributions to Shareholders	(0.38)		(0.37)	(0.32)	(0.38)	(0.17)
Net Asset Value, End of Period	$9.81		$10.19	$9.97	$10.05	$10.28
Total return (e)(f)	(0.05)%		6.03%	2.45%	1.46%	4.49	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.42	%(i)	1.42%	1.42%	1.42%	1.42	%(j)
Waiver/Reimbursement	0.47%		0.54%	0.37%	0.45%	0.50	%(j)
Net investment income (d)	3.75	%(i)	3.56%	2.85%	2.36%	2.39	%(j)
Portfolio turnover rate	24%		42%	19%	48%	5	%(g)
Net assets, end of period (000's)	$4,932		$4,734	$6,082	$9,881	$8,340

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  The Portfolio's Investor C shares commenced operations on September 5, 2003.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

53

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class Z Shares	2008		2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$10.22		$10.00	$10.08	$10.31	$10.00
Income from Investment Operations:
Net investment income (c)(d)	0.48		0.47	0.38	0.32	0.23
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.39)		0.22	(0.04)	(0.07)	0.30
Total from Investment Operations	0.09		0.69	0.34	0.25	0.53
Less Distributions to Shareholders:
From net investment income	(0.48)		(0.47)	(0.40)	(0.44)	(0.22)
From net realized gains	—		—	(0.02)	(0.04)	—
Total Distributions to Shareholders	(0.48)		(0.47)	(0.42)	(0.48)	(0.22)
Net Asset Value, End of Period	$9.83		$10.22	$10.00	$10.08	$10.31
Total return (e)(f)	0.85%		7.07%	3.47%	2.47%	5.31	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	0.42	%(i)	0.42%	0.42%	0.42%	0.42	%(j)
Waiver/Reimbursement	0.47%		0.54%	0.37%	0.45%	0.50	%(j)
Net investment income (d)	4.73	%(i)	4.62%	3.85%	3.26%	3.39	%(j)
Portfolio turnover rate	24%		42%	19%	48%	5	%(g)
Net assets, end of period (000's)	$5,813		$3,731	$403	$667	$2,060

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  The Portfolio's Primary A shares commenced operations on September 4, 2003.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Does not include expenses of the underlying investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

54

Notes to Financial Statements – Columbia LifeGoal Portfolios
March 31, 2008

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Portfolio" and collectively, the "Portfolios"):

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio

Investment Objectives

Columbia LifeGoal Growth Portfolio seeks capital appreciation. Columbia LifeGoal Balanced Growth Portfolio seeks total return, consisting of capital appreciation and current income. Columbia LifeGoal Income and Growth Portfolio seeks total return, consisting of current income and modest capital appreciation. Columbia LifeGoal Income Portfolio seeks current income, consistent with relative stability of principal.

The Portfolios normally invest in the Mortgage- and Asset-Backed Portfolio of Columbia Funds Series Trust and Class Z shares and Capital Class shares of other Columbia Funds (the "Underlying Funds") advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates.

The financial statements of the Underlying Funds in which the Portfolios invest should be read in conjunction with the Portfolios' financial statements.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares without par value. Columbia LifeGoal Income Portfolio offers four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% for each Portfolio with the exception of Columbia LifeGoal Income Portfolio. Columbia LifeGoal Income Portfolio's Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Portfolios' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolios' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement

55

Columbia LifeGoal Portfolios (continued)

March 31, 2008

No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Portfolios' financial statement disclosures.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid quarterly for each of the Portfolios. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios' maximum exposure under these arrangements is unknown because this would involve future claims against the Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolios' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications were identified and reclassified among the components of the Portfolios' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia LifeGoal Growth Portfolio	$739,571	$(739,571)	$—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

56

Columbia LifeGoal Portfolios (continued)

March 31, 2008

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	3/31/08
	Ordinary Income*	Long-Term Capital Gains
Columbia LifeGoal Growth Portfolio	$12,701,669	$35,816,150
Columbia LifeGoal Balanced Growth Portfolio	27,619,603	38,156,421
Columbia LifeGoal Income and Growth Portfolio	7,504,273	5,935,230
Columbia LifeGoal Income Portfolio	1,445,304	—
	3/31/07
	Ordinary Income*	Long-Term Capital Gains
Columbia LifeGoal Growth Portfolio	$5,727,715	$24,417,229
Columbia LifeGoal Balanced Growth Portfolio	21,442,736	24,250,001
Columbia LifeGoal Income and Growth Portfolio	6,973,312	4,294,890
Columbia LifeGoal Income Portfolio	1,277,912	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
Columbia LifeGoal Growth Portfolio	$—	$97,148,901	$(26,648,800)
Columbia LifeGoal Balanced Growth Portfolio	218,332	69,081,710	(14,193,980)
Columbia LifeGoal Income and Growth Portfolio	71,699	6,268,200	(5,263,568)
Columbia LifeGoal Income Portfolio	16,431	124,795	(1,672,364)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, distribution reclassifications and capital loss carryforwards.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Columbia LifeGoal Growth Portfolio	$17,860,119	$(44,508,919)	$(26,648,800)
Columbia LifeGoal Balanced Growth Portfolio	25,340,440	(39,534,420)	(14,193,980)
Columbia LifeGoal Income and Growth Portfolio	2,433,417	(7,696,985)	(5,263,568)
Columbia LifeGoal Income Portfolio	61,597	(1,733,961)	(1,672,364)

57

Columbia LifeGoal Portfolios (continued)

March 31, 2008

Capital loss carryforwards of $136,101 were utilized during the year ended March 31, 2008 for Columbia LifeGoal Income Portfolio.

The Portfolios adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") on September 28, 2007. FIN 48 requires management to determine whether a tax position of the Portfolios is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Portfolios' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Portfolios. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Portfolio at the following annual rates:

Annual Fee Rate
Columbia LifeGoal Growth Portfolio	0.25%
Columbia LifeGoal Balanced Growth Portfolio	0.25%
Columbia LifeGoal Income and Growth Portfolio	0.25%
Columbia LifeGoal Income Portfolio	0.50%*

*  Columbia is entitled to receive an investment advisory fee based on Columbia LifeGoal Income Portfolio's assets that are invested in individual securities, Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio of the Columbia Funds Series Trust. Columbia LifeGoal Income Portfolio is not charged an advisory fee on its assets that are invested in other Columbia Funds (excluding Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio. Actual management fees will be charged to Columbia LifeGoal Income Portfolio based on a weighted average of applicable underlying assets of the Portfolio.)

Columbia has contractually agreed to waive 0.10% of advisory fees payable by Columbia LifeGoal Income Portfolio on its assets that are invested in individual securities, Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio until July 31, 2008.

Under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios excluding Columbia LifeGoal Income Portfolio (exclusive of investment advisory fees, brokerage fees and commissions, distribution and shareholder servicing fees, taxes, interest expenses of borrowing money and extraordinary expenses, if any).

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolios, excluding Columbia LifeGoal Income Portfolio.

With respect to Columbia LifeGoal Income Portfolio, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.23% of its average daily net assets less the fees payable by the Portfolio as described under the Pricing and Bookkeeping Fees note below.

Columbia has contractually agreed to waive 0.10% of administration fees on Columbia LifeGoal Income Portfolio's assets that are invested in Underlying Funds (excluding the

58

Columbia LifeGoal Portfolios (continued)

March 31, 2008

Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio) until July 31, 2008. There is no guarantee that this arrangement will continue after July 31, 2008.

Pricing and Bookkeeping Fees

The Portfolios have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Portfolios. The Portfolios have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolios. Under the State Street Agreements, Columbia LifeGoal Income Portfolio pays State Street an annual fee of $26,000 paid monthly. Columbia LifeGoal Income Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Portfolios have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolios reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Portfolios also reimbursed Columbia for accounting oversight services, services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amount charged to Columbia LifeGoal Income Portfolio by affiliates included on the Statements of Operations under "Pricing and bookkeeping fees" aggregated $8,032.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account for Columbia LifeGoal Income Portfolio plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolios and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolios. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Portfolio's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statements of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses as follows:

Account Balance Fee Reductions
Columbia LifeGoal Growth Portfolio	$2,701
Columbia LifeGoal Balanced Growth Portfolio	1,776
Columbia LifeGoal Income and Growth Portfolio	167
Columbia LifeGoal Income Portfolio	20

59

Columbia LifeGoal Portfolios (continued)

March 31, 2008

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolios' shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia LifeGoal Growth Portfolio	$243,748	$8,423	$294,499	$28,334
Columbia LifeGoal Balanced Growth Portfolio	288,047	69	556,817	30,593
Columbia LifeGoal Income and Growth Portfolio	63,384	7	125,774	7,352
Columbia LifeGoal Income Portfolio	2,616	—	11,651	26

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Portfolio and a combined distribution and shareholder servicing plan for Class A shares of each Portfolio. The Trust has also adopted a distribution plan for Class R shares of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Portfolio directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Fee Waivers and Expense Reimbursements

For Columbia LifeGoal Income Portfolio, Columbia and/or some of the Portfolio's other service providers have contractually agreed to waive fees and reimburse certain expenses through July 31, 2008, so that the expenses incurred by the Portfolio (exclusive of distribution and service fees, brokerage commissions, interest, taxes, expenses associated with the Portfolio's investments in other investment companies and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Portfolio's custodian, will not exceed 0.42% annually of the Portfolio's average daily net assets. There is no guarantee that this expense limitation will continue after July 31, 2008.

Fees Paid to Officers and Trustees

All officers of the Portfolios are employees of Columbia or its affiliates and, with the exception of the Portfolios' Chief Compliance Officer, receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. The Portfolios, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible

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Columbia LifeGoal Portfolios (continued)

March 31, 2008

mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Note 5. Portfolio Information

For the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Columbia LifeGoal Growth Portfolio	$153,698,281	$288,821,243
Columbia LifeGoal Balanced Growth Portfolio	177,744,839	390,777,559
Columbia LifeGoal Income and Growth Portfolio	41,666,178	89,906,748
Columbia LifeGoal Income Portfolio	8,707,306	8,330,028

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

As of March 31, 2008, the Columbia LifeGoal Growth Portfolio had one shareholder that held 5.03% of the Portfolio's shares outstanding whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Portfolio.

As of March 31, 2008, the Columbia LifeGoal Income Portfolio had one shareholder that held 12.2% of the Portfolio's shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2008, the Portfolios did not borrow under these arrangements.

Note 8. Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

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Columbia LifeGoal Portfolios (continued)

March 31, 2008

The officers and certain Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which a Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolios as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Portfolio's management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains, and could also increase transaction costs. Columbia, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. Columbia may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds may also engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.
Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security's average maturity and rate of return. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities

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Columbia LifeGoal Portfolios (continued)

March 31, 2008

laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action

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Columbia LifeGoal Portfolios (continued)

March 31, 2008

asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Income Portfolio (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2008, the results of each of their operations and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2008

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Federal Income Tax Information (Unaudited)

For the fiscal year ended March 31, 2008, the amount of long-term capital gains designated by each Portfolio is as follows:

Long-Term Capital Gain
Columbia LifeGoal Growth Portfolio	$120,775,986
Columbia LifeGoal Balanced Growth Portfolio	91,249,959
Columbia LifeGoal Income and Growth Portfolio	9,475,233
Columbia LifeGoal Income Portfolio	131,035

Columbia LifeGoal Growth Portfolio

65.02% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2008 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 91.57%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia LifeGoal Balanced Growth Portfolio

32.31% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2008 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 51.69%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV..

Columbia LifeGoal Income and Growth Portfolio

14.53% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2008 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 22.94%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV..

Columbia LifeGoal Income Portfolio

10.66% of the ordinary income distributed by the Portfolio for the year ended March 31, 2008 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 10.94%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 67 portfolios; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 67 portfolios; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 67 portfolios; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 67 portfolios; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 67 portfolios; Director—MIT Investment Company (Endowment), 2004 through current; Trustee and Chairman—Research Foundation of CFA Institute, 2003 through current.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 67 portfolios; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 67 portfolios; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, Inc., since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Balanced Growth Portfolio. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolios, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA, including their compliance policies and procedures and reports of the Portfolios' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolios. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA.

Portfolio Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Portfolios, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Portfolio (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by

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Lipper to select the mutual funds in each Portfolio's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding each Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Portfolio's Peer Group and Universe, which comparative data was provided by Lipper. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Portfolio based on: (i) each Portfolio's one-year performance compared to actual management fees; (ii) each Portfolio's one-year performance compared to total expenses; (iii) each Portfolio's three-year performance compared to actual management fees; and (iv) each Portfolio's three-year performance compared to total expenses.

Investment Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Portfolios to CMA for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Portfolios highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Portfolios' Advisory Agreements. The Board separately considered Columbia LifeGoal Income and Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was below the median of its Peer Group. However, the Board noted other factors, such as total expenses that were below the median of its Peer Group and Universe and positive performance over other periods, that outweighed the factors noted above. The Board also separately considered Columbia LifeGoal Balanced Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was below the median of its Peer Group. However, the Board noted other factors, such as total expenses that were below the median of its Peer Group and Universe and positive performance in over other periods, that outweighed the factors noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for all of the Portfolios.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Portfolios and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that

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any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through CMA's assumption of certain Portfolio expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Portfolios.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's relationships with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as

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  arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such

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  payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

  a.  Management-only profitability should be calculated without reference to any Private Bank expense.

  b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

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8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9)  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure

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  that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

  Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

  Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Columbia LifeGoal Portfolios

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia LifeGoal Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolios' website, columbiamanagement.com.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, changes and expenses of Columbia funds before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about each portfolio. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

81

Columbia Management®

Columbia LifeGoalTM Portfolios

Annual Report, March 31, 2008

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/152532-0308 (05/08) 08/55956

Columbia Management®

Annual Report

March 31, 2008

Municipal Bond Funds

■  Columbia Short Term Municipal Bond Fund

■  Columbia California Intermediate Municipal Bond Fund

■  Columbia Georgia Intermediate Municipal Bond Fund

■  Columbia Maryland Intermediate Municipal Bond Fund

■  Columbia North Carolina Intermediate Municipal Bond Fund

■  Columbia South Carolina Intermediate Municipal Bond Fund

■  Columbia Virginia Intermediate Municipal Bond Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Columbia Short Term Municipal Bond Fund	2

Columbia California Intermediate Municipal Bond Fund	7

Columbia Georgia Intermediate Municipal Bond Fund	12

Columbia Maryland Intermediate Municipal Bond Fund	17

Columbia North Carolina Intermediate Municipal Bond Fund	22

Columbia South Carolina Intermediate Municipal Bond Fund	27

Columbia Virginia Intermediate Municipal Bond Fund	32

Financial Statements

Investment Portfolios	37

Statements of Assets and Liabilities	80

Statements of Operations	84

Statements of Changes in Net Assets	86

Financial Highlights	90

Notes to Financial Statements	118

Report of Independent Registered Public Accounting Firm	132

Federal Income Tax Information	133

Fund Governance	134

Board Consideration and Re-Approval of Investment Advisory Agreement	138

Summary of Management Fee Evaluation by Independent Fee Consultant	141

Important Information About This Report	149

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the funds' investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers' Reports. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as your investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Municipal Bond Funds

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1%—its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%. Municipal bonds generated solid returns during most of the period, but gave back performance in the last three months of the period as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries—and prices fell. The Lehman Brothers Municipal Bond Index returned 1.90% for the one-year period.2

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.3 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.4

1On April 30, 2008 the federal funds rate was lowered to 2.0%.

2The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with maturities of at least one year.

3The Russell 1000® Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization.

The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization.

4The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period that ended March 31, 2008

■   Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

4.66%

Class A shares (without sales charge)

5.87%

Merrill Lynch 1-3 Year U.S. Municipal Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 4.66% without sales charge.

■  An underweight in prerefunded bonds and an overweight in insured bonds hampered performance relative to the benchmark in an environment that became stressful for the muni market.

■  However, an overweight in uninsured high quality debt and strategic bets on duration—a measure of interest rate sensitivity—aided the fund's return relative to its peers.

Portfolio Management

James D'Arcy has managed Columbia Short Term Municipal Bond Fund since June 2007 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Performance Information – Columbia Short Term Municipal Bond Fund

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Merrill Lynch 1-3 Year U.S. Municipal Index tracks the performance of investment-grade US tax-exempt bonds with remaining terms to final maturities of at least one year and less than three years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	13,866	13,729
Class B	12,999	n/a
Class C	12,930	12,930
Class Z	14,207	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.76
Class B	1.51
Class C	1.51
Class Z	0.51

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.65
Class B	1.40
Class C	1.40
Class Z	0.40

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/08 (%)

Share class	A		B	C		Z
Inception	11/02/93		10/12/93	05/19/94		10/07/93
Sales charge	without	with	without	without	with	without
1-year	4.66	3.64	3.88	3.88	2.88	4.92
5-year	2.37	2.16	1.61	1.61	1.61	2.63
10-year	3.32	3.22	2.66	2.60	2.60	3.57

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares, and the applicable contingent deferred sales charge of 1.00% for Class C shares in the first year after purchase. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value ("NAV") with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares

Understanding Your Expenses – Columbia Short Term Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 — 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.20	1,021.75	3.29	3.29	0.65
Class B	1,000.00	1,000.00	1,023.40	1,018.00	7.08	7.06	1.40
Class C	1,000.00	1,000.00	1,023.40	1,018.00	7.08	7.06	1.40
Class Z	1,000.00	1,000.00	1,029.50	1,023.00	2.03	2.02	0.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Short Term Municipal Bond Fund

For the 12-month period that ended March 31, 2008, Columbia Short Term Municipal Bond Fund Class A shares returned 4.66% without sales charge. The fund's benchmark, the Merrill Lynch 1-3 Year U.S. Municipal Index, returned 5.87%.1 The average return of its peer group, the Lipper Short Municipal Debt Funds Classification, was 2.84%.2 The fund underperformed its benchmark because it had less exposure than the index to pre-refunded bonds, which were strong performers as fixed income markets were pressured by a credit crisis. An overweight in insured bonds also hampered performance. However, we believe that an emphasis on higher quality uninsured securities, a corresponding underweight in prerefunded bonds and long duration aided the fund's performance compared to its peer group. Duration is a measure of interest rate sensitivity, similar to—but more useful than—maturity.

A challenging environment for the municipal market

Although the bond markets of individual states have historically gone through difficult periods, the municipal market at large is unaccustomed to extreme volatility. That changed early in 2008 as a liquidity crisis that began in the subprime mortgage markets worked its way into the municipal market on a number of different fronts. The possibility that monoline insurers, which specialize in guaranteeing the principal and interest payments of bonds exclusively for the capital markets, could lose their top ratings put pressure on municipal bonds. Ratings concerns then spilled over to the auction rate securities market. (Auction rate securities are debt instruments with long-term nominal maturities for which the interest rate is set through an auction process.). As liquidity became a major concern in the credit markets, we exited the fund's auction rate positions at the beginning of the fourth quarter of 2007, allowing the fund to maintain a sufficient level of liquidity. Early in 2008, demand for auction rate securities evaporated quickly. For the first time in years, many of these bonds failed to sell at auction, creating a liquidity issue for sellers and prompting some investment banks to discount auction rate bonds by as much as 20%.

As the municipal market found itself under continued stress, investors looked for safety wherever they could find it, and one such sector was prerefunded bonds, which put an amount equal to their principal and interest aside in escrow to ensure that future payments are made regardless of the original issuing municipality's revenue streams or tax collections. These bonds performed exceptionally well during the period due to their high ratings (most are rated AAA)3 and added layer of security against default. The fund's position in prerefunded securities was just 10% of assets compared to the index, which had nearly a 50% weight in prerefunded securities. We decided to maintain the fund's 10% weight in prerefunded securities so we could overweight uninsured municipal securities, which we felt offered the potential for higher return.

1The Merrill Lynch 1-3 Year U.S. Municipal Index tracks the performance of investment-grade U.S. tax-exempt bonds with remaining terms to final maturities of at least one year and less than three years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper, Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as the fund. Funds included in the Lipper Short Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper makes no adjustment for the effect of sales load.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	10.32
Class B	10.32
Class C	10.32
Class Z	10.32

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.32
Class B	0.24
Class C	0.24
Class Z	0.34

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields

as of 03/31/08 (%)

Class A	2.31
Class B	1.54
Class C	1.54
Class Z	2.60

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/08 (%)

Class A	3.55
Class B	2.37
Class C	2.37
Class Z	4.00

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia Short Term Municipal Bond Fund

Top 5 sectors

as of 03/31/08 (%)

Tax-Backed	30.4
Transportation	15.6
Other	14.2
Utilities	11.5
Education	11.0

Quality breakdown

as of 03/31/08 (%)

AAA	48.8
AA	36.3
A	8.5
BBB	6.4

Maturity breakdown

as of 03/31/08 (%)

0-1 year	16.3
1-3 years	56.8
3-5 years	15.8
5-7 years	1.9
7-10 years	2.7
10-15 years	1.3
15-20 years	1.5
20-25 years	0.4
25 years and over	3.3

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Duration strategy

When the Federal Reserve Board (the Fed) began to lower short-term interest rates in September 2007, the fund had locked in higher yields as a result of its increase in duration relative to its benchmark. Generally, we increase duration when we believe that interest rates will decline. If we are right, the move can enhance performance, as it did during this reporting period as interest rates declined throughout the second half of 2007. As the Fed continued to lower short-term interest rates into 2008, we moved the fund's duration closer to neutral and then to short by the first quarter of 2008, anticipating that rates were positioned to move higher. These decisions about duration all enhanced the fund's performance during the period.

Looking forward

We believe that the recent sell-off in the municipal market has created significant opportunities. Municipal bonds are cheap on a historical basis when compared to other high quality taxable market segments, such as U.S. Treasuries and agency bonds. The fund has been able to take advantage of dislocations in the market and purchase high quality bonds with attractive yields. Going forward, we plan to continue to seek out such opportunities to increase the fund's yield and total return while maintaining the fund's high credit quality in the fund.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Fund Profile – Columbia California Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 2.08% without sales charge.

■  The fund did slightly better than the Lipper California Intermediate Municipal Debt Funds Classification average but lagged the Lehman Brothers Municipal Quality Intermediate Index.

■  The fund had more exposure than the index to long intermediate-term municipal bonds, which hampered performance relative to the index. Investments in higher quality and shorter-term municipal bonds benefited returns.

Portfolio Management

Gary Swayze has managed Columbia California Intermediate Municipal Bond Fund since April 2007 and has been with the advisor or its predecessors or affiliate organizations since 1997.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

2.08%

Class A shares (without sales charge)

5.46%

Lehman Brothers Municipal Quality Intermediate Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Performance Information – Columbia California Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.96
Class B	1.71
Class C	1.71
Class Z	0.71

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.76
Class B	1.51
Class C	1.51
Class Z	0.51

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/09/02 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance of a $10,000 investment    Inception – 03/31/08 ($)

Sales charge	without	with
Class A	11,582	11,206
Class B	11,210	11,210
Class C	11,105	11,105
Class Z	11,903	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	09/09/02		08/29/02		09/11/02		08/19/02
Sales charge	without	with	without	with	without	with	without
1-year	2.08	–1.21	1.32	–1.64	1.31	0.33	2.33
5-year	2.69	2.01	1.93	1.93	1.92	1.92	2.95
Life	2.67	2.07	2.07	2.07	1.91	1.91	3.15

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses – Columbia California Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.60	1,021.25	3.77	3.79	0.75
Class B	1,000.00	1,000.00	1,005.90	1,017.50	7.52	7.57	1.50
Class C	1,000.00	1,000.00	1,005.80	1,017.50	7.52	7.57	1.50
Class Z	1,000.00	1,000.00	1,010.90	1,022.50	2.51	2.53	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia California Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	9.50
Class B	9.49
Class C	9.50
Class Z	9.48

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.33
Class B	0.25
Class C	0.25
Class Z	0.35

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields

as of 03/31/08 (%)

Class A	3.09
Class B	2.41
Class C	2.42
Class Z	3.46

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/08 (%)

Class A	5.24
Class B	4.09
Class C	4.10
Class Z	5.87

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 2.08% without sales charge. The fund lagged the 5.46% return of its benchmark, the Lehman Brothers Municipal Quality Intermediate Index.1 Performance was, however, up slightly higher than the 1.94% average return for the peer group, the Lipper California Intermediate Municipal Debt Funds Classification.2 Although shorter-term and higher quality municipal bonds helped returns, higher exposure than the Lehman Brothers index to longer intermediate municipal bonds caused the fund to underperform the benchmark.

California bonds move ahead despite turmoil in market

California municipal bonds, which represent about 20% of total outstanding municipal issuance nationwide, posted modest gains during a turbulent period in the municipal bond market. Volatility mounted in the second half of the period, as muni bond insurers' exposure to the subprime mortgage market raised concerns about whether they were adequately capitalized to handle potential defaults. After close scrutiny, the credit ratings agencies downgraded some insurers, which in turn lowered the credit quality and value of the issues they backed, stalled new issuance and raised uncertainty among investors. Concerns about insurers also led to soaring rates in the municipal auction market, which dramatically raised issuers' borrowing costs. In the last month of the reporting period, market conditions began to improve.

Lost ground from longer intermediate exposure

In an environment of declining interest rates, we sought to improve the fund's yield, by extending its weighted average maturity. We bought longer-intermediate issues with maturities between 10 and 20 years and sold some shorter-term holdings. However, muni bonds with maturities of 10 or more years did not perform well as economic uncertainty and inflation concerns put upward pressure on yields. By contrast, short-term muni bonds, where the fund had a smaller stake than the Lehman index, rallied nicely, as the Federal Reserve dramatically slashed a key interest rate. However, the fund's exposure to muni issues with maturities between zero and seven years, the area that did particularly well, helped it outpace its peer group.

Lower quality issues added yield

We also bought selected medium and lower quality issues that provided added yield as well as good longer-term return prospects. These bonds underperformed higher quality issues, as investors worried about the impact of economic weakness on credit quality and became more defensive. Yields on lower rated securities rose, causing the yield difference between higher and lower quality bonds with similar maturities to widen. (Yields and prices move in opposite directions.) Many of the lower quality issues the

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper California Intermediate Municipal Debt Funds Classification invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation in California.

Portfolio Manager's Report (continued) – Columbia California Intermediate Municipal Bond Fund

fund owned were in the health care and continuing care retirement sectors, which tend to be less vulnerable in a recession. However, they suffered along with the sector.

An above-index stake in bonds insured by Financial Guaranty Insurance Company (FGIC) also hampered performance. These bonds underperformed many other insured issues when FGIC lost its AAA-rating3 in late January. Yields rose on FGIC-backed bonds and prices fell.

Mixed outlook for California finances

We believe that California's size and diversification offer definite advantages during times of economic stress. In particular, California's technology and defense industries remain quite strong, while its international trade continues to benefit from a weak U.S. dollar. However, the state's housing downturn—one of the worst in the nation—is hurting economic growth, especially in southern California and some inland areas. Going forward, tighter mortgage lending standards could hamper the pace of population growth, as homeownership has always been important in attracting new residents. In turn, retail sales and income tax revenues could slow, increasing the current budget deficit and triggering more borrowing. Although the state's problems could get worse before they get better, we believe that California's A credit rating should continue to attract muni bond investors.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Top 5 sectors

as of 03/31/08 (%)

Tax-Backed	48.5
Utilities	16.2
Other	10.4
Health Care	7.4
Education	3.8

Quality breakdown

as of 03/31/08 (%)

AAA	46.4
AA	21.6
A	14.9
BBB	8.8
Not-rated	1.0
Cash and equivalents	7.3

Maturity breakdown

as of 03/31/08 (%)

0-1 year	2.9
1-3 years	10.7
3-5 years	13.6
5-7 years	16.5
7-10 years	21.8
10-15 years	19.3
15-20 years	5.7
20-25 years	0.5
25 years and over	1.7
Cash and equivalents	7.3

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Fund Profile – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

2.00%

Class A shares (without sales charge)

5.46%

Lehman Brothers Municipal Quality Intermediate Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 2.00% without sales charge.

■  The fund lagged the return of the Lipper Other States Intermediate Municipal Debt Funds Classification average, as well as the return of the Lehman Brothers Municipal Quality Intermediate Index.

■  Investments in high grade, short-term bonds aided returns, but exposure to long-term and lower quality issues hurt performance relative to both the Lipper peer group and the Lehman Brothers index.

Portfolio Management

Kimberly Campbell has managed Columbia Georgia Intermediate Municipal Bond Fund since April 2007 and has been with the advisor or its predecessors or affiliate organizations since 1995.

Performance Information – Columbia Georgia Intermediate Municipal Bond Fund

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	14,341	13,871
Class B	13,336	13,336
Class C	13,320	13,320
Class Z	14,695	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	05/04/92		06/07/93		06/17/92		03/01/92
Sales charge	without	with	without	with	without	with	without
1-year	2.00	–1.27	1.15	–1.79	1.14	0.16	2.26
5-year	2.76	2.08	2.00	2.00	2.00	2.00	3.02
10-year	3.67	3.33	2.92	2.92	2.91	2.91	3.92

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.96
Class B	1.71
Class C	1.71
Class Z	0.71

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Georgia Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.70	1,021.25	3.76	3.79	0.75
Class B	1,000.00	1,000.00	1,002.00	1,017.50	7.51	7.57	1.50
Class C	1,000.00	1,000.00	1,002.90	1,017.50	7.51	7.57	1.50
Class Z	1,000.00	1,000.00	1,007.90	1,022.50	2.51	2.53	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Georgia Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 2.00% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 5.46% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 2.54%.2 The fund benefited from exposure to high quality, short-term bonds, but lost ground relative to the peer group and index because of its exposure to bonds with maturities of 11 years or more as well as investments in lower quality BBB-rated3 bonds.

Extreme volatility in the municipal bond market

The municipal bond market was pressured on all sides during the past year, as the subprime mortgage crisis, credit crunch and near collapse of investment banker Bear Stearns caused turmoil in the financial markets. In addition, the credit ratings agencies downgraded some AAA-rated municipal bond insurers amid concerns that they might not have adequate capitalization to cover potential losses on mortgage-backed securities they held. These downgrades hurt insured bonds, which represent a substantial part of municipal issuance. Issuers who typically use insurance postponed coming to market, curtailing liquidity and overall supply in the first quarter of 2008.

In the midst of this volatility, short-term municipal bonds and higher quality issues came out winners. Short-term municipal bonds gained as the Federal Reserve Board slashed key short-term interest rates. Long-term bond prices, however, declined as growing inflation concerns and economic uncertainty pushed their yields higher. As the economy weakened, the difference in yield between the higher and lower quality bonds widened, leading to higher yields and lower prices on lower quality issues.

Gains from high credit quality, short maturity bonds

High quality investments with maturities between four and seven years gave the biggest boost to returns. Bonds that were refunded during the year, including Cherokee County School System and Gainesville and Hall County NorthEast GA Health System, also added to returns. Refunding occurs when an issuer takes advantage of lower interest rates and issues a new bond. It then puts the proceeds from the new issue in an escrow account until it can call, or pay off, the old bond. The process of refunding typically boosts the credit quality of the old bond and shortens its maturity.

Near-term disappointments from higher-yielding issues

In recent years, we have focused on raising the fund's yield. Due to limited muni issuance in Georgia, opportunities to purchase higher-yielding, longer-maturity issues

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	10.35
Class B	10.35
Class C	10.35
Class Z	10.35

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.40
Class B	0.32
Class C	0.32
Class Z	0.42

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields

as of 03/31/08 (%)

Class A	3.19
Class B	2.51
Class C	2.51
Class Z	3.56

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/08 (%)

Class A	5.22
Class B	4.11
Class C	4.11
Class Z	5.83

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia Georgia Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/08 (%)

Utilities	27.4
Tax-Backed	21.0
Other	17.4
Housing	11.0
Education	9.2

Quality breakdown

as of 03/31/08 (%)

AAA	59.9
AA	10.4
A	13.3
BBB	14.0
Cash and equivalents	2.4

Maturity breakdown

as of 03/31/08 (%)

0-1 year	4.2
1-3 years	11.6
3-5 years	11.6
5-7 years	8.0
7-10 years	11.8
10-15 years	34.0
15-20 years	15.2
20-25 years	1.2
Cash and equivalents	2.4

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

were scarce. When bonds with maturities between 15 and 19 years became available, we bought them to build the fund's stake in longer-maturity bonds. To lock in higher yields, we targeted longer bonds that were non-callable, or could not be redeemed before maturity. Although these longer-maturity bonds did not perform well over the period, we believe they offer good total return potential going forward. A 14% stake in lower quality BBB-rated bonds, including bonds in the hospital and tobacco sectors, also detracted from returns. These bonds added yield but performed poorly as growing credit risks pushed investors toward higher quality issues.

Favorable trends in Georgia

We believe municipal bonds in Georgia will benefit from the state's standing as one of the strongest credits in the nation—a status built on conservative debt levels, a well-funded pension and generous cash reserves. Although Georgia has been affected by slowing economic growth and a weak housing market, we believe that positive demographic trends will help keep the state's fiscal house in order. Georgia's low cost of doing business is likely to continue to attract new businesses to metropolitan areas such as Atlanta and Columbus, while the state's moderate tax burden and below-average unemployment rates attracts new residents. Going forward, we plan to take advantage of opportunities to add to the fund's stakes in six- to ten-year maturities and 15- to 19-year high grade issues that have good call protection or are non-callable; municipals with eight-year maturities, which we think offer good total return potential and selected BAA-rated holdings.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia Maryland Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 1.96% without sales charge.

■  The fund's return was lower than the average return of its peer group, the Lipper Other States Municipal Debt Fund Classification, and the return of its benchmark, the Lehman Brothers Municipal Quality Intermediate Index.

■  Extending the fund's weighted average maturity and increasing exposure to lower quality, higher-yielding bonds hurt recent performance, as higher quality bonds led during a period of extreme market volatility.

Portfolio Management

Gary Swayze has managed Columbia Maryland Intermediate Municipal Bond Fund since April 2007 and has been with the advisor or its predecessors or affiliate organizations since 1997.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

1.96%

Class A shares (without sales charge)

5.46%

Lehman Brothers Municipal Quality Intermediate Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Performance Information – Columbia Maryland Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.67

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	14,112	13,653
Class B	13,136	13,136
Class C	13,109	13,109
Class Z	14,458	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	09/01/90		06/08/93		06/17/92		09/01/90
Sales charge	without	with	without	with	without	with	without
1-year	1.96	–1.38	1.20	–1.75	1.20	0.21	2.21
5-year	2.24	1.56	1.50	1.50	1.48	1.48	2.50
10-year	3.50	3.16	2.77	2.77	2.74	2.74	3.76

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses – Columbia Maryland Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.10	1,021.25	3.77	3.79	0.75
Class B	1,000.00	1,000.00	1,004.40	1,017.50	7.52	7.57	1.50
Class C	1,000.00	1,000.00	1,004.30	1,017.50	7.52	7.57	1.50
Class Z	1,000.00	1,000.00	1,008.40	1,022.50	2.51	2.53	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Maryland Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	10.44
Class B	10.45
Class C	10.44
Class Z	10.44

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.39
Class B	0.32
Class C	0.32
Class Z	0.42

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields

as of 03/31/08 (%)

Class A	2.83
Class B	2.13
Class C	2.13
Class Z	3.19

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/08 (%)

Class A	4.57
Class B	3.44
Class C	3.44
Class Z	5.15

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 1.96% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 5.46% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 2.54%.2 The fund's gains came from investments in high quality, short-term issues. A larger stake than the index in longer intermediate issues hurt relative returns, while investments in lower quality issues with maturities of more than 10 years caused the fund to lag its peer group average.

Increased volatility in bond markets

Municipal bonds were shaken this year by the subprime mortgage debacle, a subsequent credit crunch and the near collapse of investment bank Bear Stearns Cos. As economic growth slowed and market conditions shifted abruptly, the Federal Reserve reversed course. After raising short-term interest rates early in 2007, it cut them sharply in the second half of the year and into the first quarter of 2008. Short-term municipal bonds benefited from the rate cuts, but long-term issues performed poorly as economic uncertainty mounted. Volatility spiked in the first quarter of 2008 as concerns emerged over whether municipal bond insurers had adequate capitalization to cover possible defaults on mortgage-backed securities in their investment portfolios. As the ratings agencies downgraded some insurers, rates in the variable rate muni auction market soared. Despite some improvement in March, new municipal issuance was down for the first quarter of 2008.

Maryland kept high credit rating

Amid this turmoil, Maryland's municipal bond market produced modest gains, benefiting as the yield difference between high and low quality securities widened and higher quality bonds outperformed lower quality issues. Maryland's credit rating remained at the highest level given by each of the three major ratings agencies—a reflection of the state's economic diversity, which includes a large federal government presence, and its history of strong fiscal management.

Gains from high quality, short-term issues

The fund's gains came mostly from the highest quality muni issues with maturities under 10 years. Many of these bonds were non-insured bonds with credit ratings of AAA and AA,3 which tended to outperform insured issues with the same credit ratings. In addition, the fund owned some prerefunded bonds that added nicely to returns. Prerefunding occurs when an issuer decides to take advantage of lower interest rates by selling a new bond, and then putting the proceeds in an escrow account until it can

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia Maryland Intermediate Municipal Bond Fund

call, or redeem, the old bond. Prerefunding shortens the maturity of the old bond and also raises its credit quality.

Efforts to improve yield went unrewarded

Our efforts to boost the fund's yield detracted from performance. We bought higher-yielding bonds with maturities of 10 or more years, which did not perform as well as the shorter-term bonds we had sold. We also added selected medium and lower quality issues, including health care bonds and continuing care retirement bonds, which we thought would be less vulnerable in an economic slowdown. However, they suffered along with all lower-rated bonds. Going forward, we believe that the lower-quality and longer-term bonds in the portfolio will add income and offer the potential for price appreciation.

Positioned for economic resilience

Despite an above-average debt burden, we believe that Maryland's municipal issuance will hold up well even if the national economy heads into a recession. The state continues to benefit from a diverse base of industries, including defense, health care, securities, services and distribution. In addition, the workforce is educated and personal income levels are high, with annual growth rates that have surpassed national averages in recent years. We believe these strengths will help offset losses from manufacturing, slowing population growth, and a high cost of living. Last fall the Maryland legislature restructured the state's income tax, boosted sales, corporate and cigarette taxes and cut spending to help close a projected deficit for fiscal 2009. We believe this kind of responsible fiscal planning bodes well for the health of Maryland's municipal market.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/08 (%)

Tax-Backed	40.0
Other	12.8
Health Care	11.8
Housing	10.0
Education	6.7

Quality breakdown

as of 03/31/08 (%)

AAA	40.5
AA	25.9
A	14.6
BBB	9.1
Not-rated	1.8
Cash and equivalents	8.1

Maturity breakdown

as of 03/31/08 (%)

0-1 year	1.6
1-3 years	19.5
3-5 years	10.0
5-7 years	11.2
7-10 years	18.1
10-15 years	15.3
15-20 years	8.1
20-25 years	3.9
25 years and over	4.2
Cash and equivalents	8.1

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Fund Profile – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

0.84%

Class A shares (without sales charge)

5.46%

Lehman Brothers Municipal Quality Intermediate Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 0.84% without sales charge.

■  The fund trailed its benchmark, the Lehman Brothers Municipal Quality Intermediate Index, and its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification average.

■  The fund's exposure to longer-maturity and lower quality issues detracted from returns relative to the Lehman Brothers index and the Lipper peer group average. Both sectors underperformed as market volatility increased and investors became more risk averse.

Portfolio Management

Maureen G. Newman has managed Columbia North Carolina Intermediate Municipal Bond Fund since April 2007, and has been with the advisor or its predecessors or affiliate organizations since 1996.

Performance Information – Columbia North Carolina Intermediate Municipal Bond Fund

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municpal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	14,279	13,814
Class B	13,280	13,280
Class C	13,259	13,259
Class Z	14,615	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	12/14/92		06/07/93		12/16/92		12/11/92
Sales charge	without	with	without	with	without	with	without
1-year	0.84	–2.45	0.09	–2.82	0.09	–0.88	0.99
5-year	2.47	1.80	1.71	1.71	1.70	1.70	2.71
10-year	3.63	3.28	2.88	2.88	2.86	2.86	3.87

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.93
Class B	1.68
Class C	1.68
Class Z	0.68

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia North Carolina Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.50	1,021.25	3.75	3.79	0.75
Class B	1,000.00	1,000.00	994.70	1,017.50	7.48	7.57	1.50
Class C	1,000.00	1,000.00	993.70	1,017.50	7.48	7.57	1.50
Class Z	1,000.00	1,000.00	998.70	1,022.50	2.50	2.53	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia North Carolina Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 0.84% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 5.46% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 2.54%.2 While investments in higher quality and shorter-maturity issues added to returns, the fund lost ground because it had more exposure than the index or peer group to longer-maturity and lower quality issues, which were weak performers over the period. In addition, the fund had hedges in the Treasury market, which were used to offset interest-rate risk. They detracted from performance as the longer end of the municipal and Treasury bond markets moved in opposite directions.

North Carolina maintains high-quality credit rating

North Carolina's high quality (AAA) rating was a plus for the state as upheaval in the credit markets caused unprecedented volatility in the municipal bond market and the yield difference between higher and lower quality issues widened. In a troubled environment, certain AAA-rated3 muni bond insurers were downgraded, and some issuers had trouble accessing the variable rate market. As a result, munis became cheap relative to Treasuries. The yield ratio of ten-year municipals and comparable maturity Treasuries, which historically has averaged approximately 85%, increased to approximately 115%.

Against this backdrop, higher quality municipal bonds significantly outperformed lower quality issues. Shorter-maturity muni bonds also did quite well, as their yields fell and prices rose. They outpaced longer-term muni bonds, whose yields rose and prices dropped as economic uncertainty and market turmoil mounted. On average, yields on intermediate munis with maturities of seven to 15 years were close to unchanged.

Lower quality bonds were detractors

Over the course of the year, we sought to improve the fund's yield by buying lower-quality and longer-maturity bonds. These sectors detracted from performance as volatility increased in the second half of the period. Among the lower quality issues that hampered returns were Puerto Rico bonds, which weakened because of the territory's vulnerability during an economic downturn. We owned these bonds because of the limited availability of higher-yielding paper in North Carolina. Interest on many bonds issued by Puerto Rico are exempt from state income taxes. Other disappointments included multi-family housing bonds issued by ARC of North Carolina and bonds issued for International Paper. The International Paper bonds fell when the company

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	10.08
Class B	10.08
Class C	10.08
Class Z	10.07

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.39
Class B	0.31
Class C	0.31
Class Z	0.41

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Distributions include taxable realized gains which round to less than $0.01 per share.

SEC yields

as of 03/31/08 (%)

Class A	3.15
Class B	2.46
Class C	2.46
Class Z	3.52

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/08 (%)

Class A	5.27
Class B	4.11
Class C	4.11
Class Z	5.89

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/08 (%)

Tax-Backed	36.9
Other	19.4
Utilities	12.9
Health Care	10.0
Education	6.4

Quality breakdown

as of 03/31/08 (%)

AAA	52.4
AA	21.8
A	5.0
BBB	15.4
Not-rated	0.1
Cash and equivalents	5.3

Maturity breakdown

as of 03/31/08 (%)

0-1 year	2.1
1-3 years	12.3
3-5 years	5.5
5-7 years	12.5
7-10 years	14.3
10-15 years	36.2
15-20 years	8.8
20-25 years	1.1
25 years and over	1.9
Cash and equivalents	5.3

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

announced the acquisition of a competitor's packaging business. Insured bonds with weak underlying credits further hampered returns, as their yields rose and prices fell.

Offsetting some of these losses were gains from pre-refunded bonds. Pre-refunding occurs when an issuer takes advantage of lower interest rates by selling a new bond and investing the proceeds in short-term government securities that are then designated to pay off the old debt. Until it is redeemed, the old bond is referred to as pre-refunded. This move typically improves the credit quality of the old bond, shortens its maturity and boosts its value. The fund further benefited from having a lower exposure to insured bonds than its peer group. Insured bonds with AA and AAA ratings lagged non-insured bonds with comparable ratings.

Potential for improvement ahead

We're cautiously optimistic about the outlook for North Carolina's muni bond market. The state is likely to maintain its high credit quality rating, thanks to effective fiscal management and a diverse economic base, which has expanded to include technology, banking and health care/life sciences as well as more traditional manufacturing and service sectors. We believe that new municipal bond issuance could pick up a bit later in the year, particularly after a slow first quarter, while demand could remain steady. We believe the fund is well positioned for economic improvement with exposure to lower quality muni bonds that stand to benefit as investors become more comfortable with credit risk.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia South Carolina Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 1.39% without sales charge.

■  The fund trailed its benchmark, the Lehman Brothers Municipal Quality Intermediate Index, as well as the average return for its peer group, the Lipper Other States Intermediate Debt Funds Classification.

■  The fund had greater exposure to longer-maturity and lower quality bonds than both the index and peer group, which hindered relative returns. Both sectors significantly underperformed shorter-maturity and higher quality bonds during a period of extreme volatility in the financial markets.

Portfolio Management

Maureen G. Newman has managed Columbia South Carolina Intermediate Municipal Bond Fund since April 2007, and has been with the advisor or its predecessors or affiliate organizations since 1996.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

1.39%

Class A shares (without sales charge)

5.46%

Lehman Brothers Municipal Quality Intermediate Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Performance Information – Columbia South Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.67

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	14,545	14,075
Class B	13,526	13,526
Class C	13,507	13,507
Class Z	14,900	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	05/05/92		06/08/93		06/17/92		01/06/92
Sales charge	without	with	without	with	without	with	without
1-year	1.39	–1.85	0.64	–2.28	0.54	–0.43	1.65
5-year	2.96	2.28	2.19	2.19	2.17	2.17	3.20
10-year	3.82	3.48	3.07	3.07	3.05	3.05	4.07

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses – Columbia South Carolina Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.10	1,021.25	3.75	3.79	0.75
Class B	1,000.00	1,000.00	997.40	1,017.50	7.49	7.57	1.50
Class C	1,000.00	1,000.00	997.40	1,017.50	7.49	7.57	1.50
Class Z	1,000.00	1,000.00	1,002.40	1,022.50	2.50	2.53	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia South Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	10.01
Class B	10.01
Class C	10.01
Class Z	10.01

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.40
Class B	0.33
Class C	0.32
Class Z	0.43

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Distributions include $0.02 per share of taxable realized gains.

SEC yields

as of 03/31/08 (%)

Class A	3.09
Class B	2.40
Class C	2.40
Class Z	3.47

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/08 (%)

Class A	5.11
Class B	3.97
Class C	3.97
Class Z	5.74

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 1.39% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 5.46% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 2.54%.2 The fund had more exposure to lower-quality and longer-maturity bonds than either the index or peer group, which hampered returns as these sectors underperformed higher quality and shorter-maturity securities.

South Carolina maintained high credit rating

Despite a weak economic profile and above-average unemployment, South Carolina held on to high credit quality ratings of either AAA or AA+ by all three rating agencies.3 Bonds with higher credit ratings were strong performers this past year, as upheaval in the credit markets caused heightened volatility in the municipal bond market generally. Investors demanded higher yields to compensate them for the added risk of holding lower-quality issues, which pressured the prices on lower-rated securities and widened the yield gap between high-quality and low-quality bonds.

Additional disruptions to the municipal bond market came as the rating agencies downgraded some AAA-rated muni bond insurers, and issuers ran into trouble accessing the variable rate market. In this environment, municipal bonds became extremely cheap relative to Treasuries. Typically yields on 10-year municipal bonds offer about 85% of the yield offered by comparable maturity Treasuries. The yield ratio rose to approximately 115% by the end of the period.

Disappointments from longer intermediate and lower quality bonds

The fund had higher exposure than its index or peer group to longer intermediate municipal bonds—bonds with maturities around 12 to 15 years—which hampered performance. Although these bonds helped boost the fund's yield, they did not perform as well as shorter-maturity munis, whose prices rallied as the Federal Reserve Board slashed key short-term interest rates. Prices on the longest-maturity muni bonds fell as economic uncertainty and market turmoil mounted. Investments in lower-quality, BBB-rated bonds further detracted from returns as investors sought the stability of the highest quality bonds.

In addition, the fund lost some ground because it sold Treasury futures contracts to help protect the fund from interest rate increases, which cause bond prices to fall. A futures contract is an agreement to buy or sell a specific financial instrument at a

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

particular price on a future date. We thought the futures contracts were advantageous because the fund's exposure to longer intermediate bonds had increased its sensitivity to interest rate changes. However, because longer-maturity Treasury and muni yields moved in opposite directions, the futures contracts detracted from performance.

Gains from higher quality issues

Among the best performers over the past year were certain high quality, essential service bonds, including water and sewer issues. The fund also benefited from having an above-average stake—roughly half its insured bonds or about one-third of assets—backed by Financial Security Assurance, Inc. (FSA), a muni bond insurer that kept its AAA rating while some other insurers did not fare as well.

Looking ahead

We believe the outlook for South Carolina muni bonds should improve as economic growth picks up, hopefully late this year. Although the state's municipal supply has been light recently, demand has remained steady. In addition, municipal bonds, in general, and lower quality bonds, in particular, should benefit if the yield difference between them and Treasuries narrows which should happen when the economy improves and investors become more comfortable with credit risk.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/08 (%)

Tax-Backed	30.5
Utilities	21.9
Health Care	14.4
Other	9.0
Education	6.9

Quality breakdown

as of 03/31/08 (%)

AAA	54.3
AA	17.3
A	8.5
BBB	13.0
Not-rated	1.6
Cash and equivalents	5.3

Maturity breakdown

as of 03/31/08 (%)

0-1 year	3.0
1-3 years	7.1
3-5 years	9.0
5-7 years	10.1
7-10 years	30.8
10-15 years	26.9
15-20 years	4.7
20-25 years	2.8
25 years and over	0.3
Cash and equivalents	5.3

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Fund Profile – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

2.85%

Class A shares (without sales charge)

5.46%

Lehman Brothers Municipal Quality Intermediate Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 2.85% without sales charge.

■  The fund came out behind the Lehman Brothers Municipal Quality Intermediate Index but ahead of the Lipper Other States Intermediate Municipal Debt Funds Classification.

■  The fund benefited from owning high credit quality and short-term bonds, but was hurt by its exposure to weaker sectors, including higher-yielding, lower credit quality bonds and longer-maturity bonds.

Portfolio Management

Kimberly Campbell has managed Columbia Virginia Intermediate Municipal Bond Fund since April 2007 and has been with the advisor or its predecessors or affiliate organizations since 1995.

Performance Information – Columbia Virginia Intermediate Municipal Bond Fund

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	14,625	14,145
Class B	13,599	13,599
Class C	13,585	13,585
Class Z	14,983	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	12/05/89		06/07/93		06/17/92		09/20/89
Sales charge	without	with	without	with	without	with	without
1-year	2.85	–0.49	2.08	–0.90	2.08	1.09	3.10
5-year	2.84	2.15	2.07	2.07	2.07	2.07	3.10
10-year	3.87	3.53	3.12	3.12	3.11	3.11	4.13

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.88
Class B	1.63
Class C	1.63
Class Z	0.63

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Virginia Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.30	1,021.25	3.77	3.79	0.75
Class B	1,000.00	1,000.00	1,009.50	1,017.50	7.54	7.57	1.50
Class C	1,000.00	1,000.00	1,009.50	1,017.50	7.54	7.57	1.50
Class Z	1,000.00	1,000.00	1,014.60	1,022.50	2.52	2.53	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Virginia Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2008, the fund's Class A shares returned 2.85% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 5.46% for the same period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 2.54%.2 High credit quality, short-term municipal bonds helped performance, while exposure to higher-yielding, lower quality muni bonds and longer maturity issues hampered relative returns.

Heightened volatility in muni bond market

Municipal bonds had a challenging year, unsettled by the subprime mortgage market debacle, tightening credit, rising inflation and recession fears. To help stabilize the financial markets and increase liquidity, the Federal Reserve Board dramatically cut a key overnight interest rate. Yields on muni bonds with maturities between one and 10 years declined, buoying prices. However, yields on muni bonds with longer maturities rose, as economic uncertainty and inflation worries increased. The market took a further beating as questions emerged in the second half of the period as to whether AAA-rated3 muni bond insurers had adequate capital to cover potential losses on investments they had made in mortgage-backed securities. After close scrutiny, the ratings agencies ended up downgrading some insurers, hurting the bonds they backed and limiting new insured issuance. Throughout the year, prices on muni bonds cheapened relative to comparable maturity Treasuries.

Gains from short-term, high-grade bonds

The Commonwealth of Virginia maintained its AAA credit rating throughout the market turmoil, as the state economy benefited from solid revenue growth, healthy cash reserve levels and conservative budgetary practices. Municipal issuers whose credit quality was high grade did particularly well, as investors became more worried about the impact a weakening economy might have on issuers. Among the best performers in the fund were bonds with AA credit ratings and maturities between four and seven years.

A sizable stake in refunded bonds, including some Virginia tobacco settlement bonds further aided returns. Tobacco bonds, which typically have above-average yields, are issued by the state and secured by revenues from a financial settlement it has with tobacco companies to help pay cigarette-related health costs and fund anti-smoking campaigns. To take advantage of lower prevailing interest rates, the Commonwealth refunded its old tobacco bonds by issuing new bonds and putting the proceeds in an

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A	10.65
Class B	10.65
Class C	10.65
Class Z	10.65

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A	0.38
Class B	0.30
Class C	0.30
Class Z	0.41

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Distributions include taxable realized gains which round to less than $0.01 per share.

SEC yields

as of 03/31/08 (%)

Class A	2.94
Class B	2.25
Class C	2.25
Class Z	3.31

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/08 (%)

Class A	4.80
Class B	3.67
Class C	3.67
Class Z	5.40

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia Virginia Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/08 (%)

Tax-Backed	51.9
Other	20.8
Health Care	8.1
Utilities	5.8
Housing	2.6

Quality breakdown

as of 03/31/08 (%)

AAA	50.0
AA	29.2
A	5.2
BBB	6.9
B	0.1
Not-rated	3.7
Cash and equivalents	4.9

Maturity breakdown

as of 03/31/08 (%)

0-1 year	1.0
1-3 years	7.2
3-5 years	11.7
5-7 years	11.2
7-10 years	24.8
10-15 years	30.3
15-20 years	8.9
Cash and equivalents	4.9

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

escrow account until it can call, or pay off, the old bonds. The process of refunding boosted the credit quality of the old bonds and effectively shortened their maturity, aiding returns.

Disappointments from lower-quality and longer-maturity paper

To improve yield, we have added to the fund's stake in lower quality and longer-maturity paper in recent years. At the period's end, about 11% of assets were in lower quality bonds with ratings of BAA and lower. In addition, about 9% of assets were in bonds with maturities of 15 years or longer. Both the lower quality and longer-term bonds declined in value, as investors demanded higher yields for taking on added risk. An underweight in issues with maturities of four years or less also hampered returns, as these bonds benefited the most from declining interest rates.

Stable outlook for Virginia debt

We believe that the Commonwealth of Virginia to has the potential to maintain its high AAA credit rating, based on a track record of strong fiscal management. Despite slower economic growth and a decline in manufacturing jobs, the state is well positioned with a diversified industrial base and unemployment that is comfortably below the national average. Although the state's debt burden has risen over the past few years, we believe it is still relatively low and will remain manageable even if new issuance picks up later in 2008. Going forward, we believe that the Virginia muni bond market should continue to attract strong investor interest. Our focus will be on high-grade bonds with 15- to 19-year maturities that have good call protection or are non-callable; bonds with seven- to ten-year maturities, which offer good total return potential; and selected BAA and lower-rated bonds.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Investment Portfolio – Columbia Short Term Municipal Bond Fund

March 31, 2008

Municipal Bonds – 96.3%
	Par ($)	Value ($)
Education – 11.0%
Education – 11.0%
FL Board of Education
Series 2003 I,
5.000% 06/01/10	9,420,000	9,925,571
FL Palm Beach County School Board
Series 2002 E,
Insured: AMBAC 5.250% 08/01/12	7,625,000	8,224,630
FL Pasco County School District Sales Tax Revenue
Series 2007,
Insured: FSA 5.000% 10/01/10	4,500,000	4,772,700
FL St Lucie County School District Sales Tax Revenue
Series 2006,
Insured: FGIC 5.000% 10/01/09	1,000,000	1,035,080
FL University Athletic Association, Inc.
Series 2006,
3.800% 10/01/31 (a)	3,510,000	3,569,319
MI Municipal Bond Authority
Series 2003,
5.250% 06/01/09	7,500,000	7,762,650
Series 2003 A,
5.250% 06/01/10	1,900,000	2,007,939
MI Plymouth Canton Community School District
Series 1999, LOC: QSBLF 4.750% 05/01/14	2,475,000	2,555,933
MO St. Louis County Rockwood School District Number R-6
Series 2001,
5.250% 02/01/11	3,500,000	3,752,945
NV Clark County School District
Series 2003 D,
Insured: MBIA 5.250% 06/15/10	4,000,000	4,241,280
PA University Pittsburgh of The Commonwealth Systems of Higher Education
Panthers,
Series 2007, 5.000% 08/01/10	3,500,000	3,702,265
SC Educational Facilities Authority
Wofford College,
Series 2007 B, 3.880% 04/01/27 (a)	4,680,000	4,680,000

	Par ($)	Value ($)
TX University of Texas Permanent University Fund
Series 2006,
5.000% 07/01/09	5,795,000	5,993,768
Education Total		62,224,080
Education Total		62,224,080
Health Care – 4.7%
Health Services – 3.6%
IL Finance Authority
Rush University Medical Center
Series A-1, Insured: MBIA LOC: JPMorgan Chase Bank 3.150% 11/01/35	8,700,000	8,700,000
IN Finance Authority
Ascension Health
Series 2008 E-4, 3.500% 11/15/36 (b)	5,350,000	5,346,737
MI Bruce Township Hospital Finance Authority
Series 1988,
3.000% 05/01/18 (a)	5,150,000	5,150,000
MI Kent Hospital Financial Authority
Series 2008 A,
Insured: MBIA SPA: Morgan Guaranty Trust 5.000% 01/15/47 (b)	1,300,000	1,334,619
Health Services Total		20,531,356
Hospitals – 0.8%
NV Reno Hospital
Renown Regional Medical Center Project
Series 2007 A: 5.000% 06/01/11	650,000	671,073
5.000% 06/01/12	815,000	846,361
5.000% 06/01/13	500,000	519,085
PA Allegheny County Hospital Development Authority
University of Pittsburgh Medical Center
Series 2008 A, 5.000% 09/01/11	2,600,000	2,737,332
Hospitals Total		4,773,851
Nursing Homes – 0.3%
CO Health Facilities Authority
Evangelical Lutheran Foundation,
Series 2004 B, 3.750% 06/01/34 (a)	1,500,000	1,523,700
Nursing Homes Total		1,523,700
Health Care Total		26,828,907

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 7.2%
Assisted Living/Senior – 0.7%
TN Memphis Health Educational & Housing Facility Board
Uptown Senior Housing Development,
Series 2006, AMT, GTY AGMT: Transamerica Life Insurance 2.810% 05/03/10 (a)	4,000,000	4,000,000
Assisted Living/Senior Total		4,000,000
Multi-Family – 3.4%
GA Clayton County Housing Authority
GCC Ventures LLC,
Series 2001, Guarantor: FNMA 4.350% 12/01/31 (a)	3,160,000	3,274,676
IL State Housing Development Authority
Series 2006 G:
3.700% 07/01/08	780,000	781,966
3.850% 01/01/09	700,000	705,810
3.900% 01/01/10	1,595,000	1,613,518
KS Development Finance Authority
Series 2004 F,
Insured: AMBAC 5.250% 10/01/11	2,250,000	2,436,480
KY Housing Corp.
Clarksdale Rental III Limited,
Series 2007, AMT, LOC: JPMorgan Chase Bank 4.000% 09/01/09	4,400,000	4,460,500
LA Housing Finance Agency
Series 2006, AMT,
GTY AGMT: Depfa Bank PLC: 4.111% 12/01/41 (a) 700,000 700,000 4.191% 12/01/37 (a)	5,300,000	5,300,000
Multi-Family Total		19,272,950
Single-Family – 3.1%
KT Housing Corp.
Series 2005 B,
2.974% 01/01/09 (a)	4,372,180	4,372,180
ND Housing Finance Agency Revenue
Home Mortgage Finance,
Series 2007 C, AMT, 4.250% 10/08/08	10,000,000	10,077,600

	Par ($)	Value ($)
NY Mortgage Agency
Series 2006 136,
3.980% 10/01/17 (a)	3,000,000	3,020,670
Single-Family Total		17,470,450
Housing Total		40,743,400
Industrials – 1.7%
Oil & Gas Services – 1.7%
GA Main Street Natural Gas, Inc.
Series 2007 B,
LOC: Merrill Lynch & Co., Inc. 5.000% 03/15/09	5,000,000	5,056,350
TX Municipal Gas Acquisition & Supply Corp. Il Gas Supply Revenue
Series 2007, AMT,
2.276% 09/15/10 (a)	5,000,000	4,908,900
Oil & Gas Services Total		9,965,250
Industrial Total		9,965,250
Other – 14.2%
Other – 1.3%
IL Chicago Sales Tax
Series 1999,
Insured: FGIC 5.375% 01/01/30	4,565,000	4,733,722
NY Troy Industrial Development Authority Civic Facility
Rensselaer Polytechnic Institute,
Series 2002 E, 4.050% 04/01/37	2,500,000	2,475,250
Other Total		7,208,972
Pool/Bond Bank – 0.5%
FL St. Petersburg Public Improvement Revenue
Series 2001,
Insured: MBIA 5.000% 02/01/10	3,035,000	3,158,373
Pool/Bond Bank Total		3,158,373
Refunded/Escrowed (c) – 11.6%
AL Daphne Special Care Facilities Financing Authority
Series 1988 A,
Pre-refunded 08/15/08, (d) 08/15/28	2,700,000	2,679,156

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Statewide Communities Development Authority
Corp. Fund for Housing,
Series 1999 A, Pre-refunded 12/01/09, 6.500% 12/01/29	11,785,000	12,828,915
GA Atlanta Airport Facilities
Series 2000 A,
Pre-refunded 01/01/10, Insured: FGIC: 5.500% 01/01/22	1,725,000	1,837,505
5.600% 01/01/30	6,955,000	7,416,742
GA State
Series 1994 B,
Escrowed to Maturity, 5.250% 03/01/09	100,000	103,235
LA State
Series 2000 A,
Pre-refunded 11/15/10, Insured: FGIC 5.250% 11/15/17	5,005,000	5,359,354
MD State
Series 2004,
Escrowed to Maturity, 5.000% 02/01/11	4,750,000	5,068,678
MS State
Capital Improvements,
Series 2002, Pre-refunded 11/01/12, Insured: FGIC 5.250% 11/01/13	7,925,000	8,716,232
OK Development Finance Authority
Hillcrest Health Medical Center,
Series 1999, Pre-refunded 08/15/09, 5.625% 08/15/29	14,500,000	15,308,375
PR Public Buildings Authority
Escrowed to Maturity, Series 2002 C 5.250% 07/01/08	10,000	10,085
SC Greenville County School District
Series 2002,
Pre-refunded 12/01/12, 5.875% 12/01/16	5,475,000	6,244,730
TX North Texas Tollway Authority
Series 2003 C,
Pre-refunded 07/01/08, Insured: FSA 5.000% 01/01/18 (a)	45,000	45,366
Refunded/Escrowed Total		65,618,373

	Par ($)	Value ($)
Tobacco – 0.8%
NJ Tobacco Settlement Financing Corporation
Series 2007 1-A,
4.125% 06/01/10	2,000,000	1,992,740
VA Tobacco Settlement Financing Corp.
Series 2005,
4.000% 06/01/13	2,471,000	2,488,767
Tobacco Total		4,481,507
Other Total		80,467,225
Tax-Backed – 30.4%
Local Appropriated – 7.9%
FL Hurricane Catastrophe Fund
Series 2006 A:
5.000% 07/01/09	1,500,000	1,542,255
5.000% 07/01/10	18,450,000	19,291,320
MN City of Minneapolis
Series 2007,
5.000% 12/01/08	5,000,000	5,108,800
OR Department of Administrative Services
Series 2002 B:
Insured: FSA 5.250% 05/01/15	6,020,000	6,412,745
Insured: MBIA 5.250% 05/01/16	6,085,000	6,481,986
Series 2004 A,
Insured: FSA 5.000% 04/01/11	5,010,000	5,348,876
SC Town of Newberry
Series 2005:
4.000% 12/01/08	300,000	300,948
5.000% 12/01/09	600,000	612,240
Local Appropriated Total		45,099,170
Local General Obligations – 2.2%
GA Richmond County Board of Education
Series 2007,
5.000% 10/01/10	2,000,000	2,121,440
MD County of Prince Georges
Series 2006,
5.000% 09/15/10	4,900,000	5,200,174
TN Memphis
Series 2006 B,
Insured: MBIA 5.000% 11/01/08	5,035,000	5,117,927
Local General Obligations Total		12,439,541

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Non-Property Tax – 1.3%
AR Fayetteville
Series 2005 B,
Insured: MBIA 4.000% 12/01/11	6,830,000	7,123,963
Special Non-Property Tax Total		7,123,963
State Appropriated – 1.0%
LA Facilities Authority Revenue
Hurricane Recovery Program
Series 2007 Insured: AMBAC 5.000% 06/01/11	3,000,000	3,177,420
NY Urban Development Corp.
Series 2002 A,
5.500% 01/01/17	2,325,000	2,458,292
State Appropriated Total		5,635,712
State General Obligations – 18.0%
CA Economic Recovery
Series 2008 B,
5.000% 07/01/23	7,650,000	8,027,312
CA State
Series 2004:
5.000% 06/01/08	2,000,000	2,010,880
5.000% 04/01/11	1,850,000	1,960,852
DC District Columbia Ballpark Revenue
Series 2006 B-1,
Insured: FGIC 5.000% 02/01/09	2,310,000	2,346,198
DC District Columbia
Series 2007 C,
4.000% 06/01/10	4,025,000	4,142,248
GA State
Series 1994 B,
5.250% 03/01/09	4,900,000	5,056,702
NJ State
Series 1992 D,
6.000% 02/15/11	4,020,000	4,384,453
Series 2002,
Insured:FGIC 5.250% 08/01/09	8,415,000	8,748,655
NY New York
Series 2007 E,
5.000% 08/01/10	7,045,000	7,387,598
OR State
Series 2003,
3.742% 06/01/08	2,000,000	2,004,340

	Par ($)	Value ($)
PA State
Series 2002,
Insured: FSA 5.000% 05/01/10	10,000,000	10,528,600
PR Commonwealth of Puerto Rico
Series 2003 C,
5.000% 07/01/18 (a)	14,875,000	14,957,259
PR Public Buildings Authority
Series 2002 C:
5.250% 07/01/08	6,460,000	6,501,667
TX Montgomery County
Series 2006 B:
Insured: FSA SPA: Depfa Bank PLC: 5.000% 03/01/28	2,000,000	2,024,300
5.000% 03/01/29	2,500,000	2,632,700
VA Fairfax County
Refunding & Public Improvement
Series 2004 A, 5.250% 04/01/08	3,000,000	3,000,000
WA State
Series 2007 C,
5.000% 01/01/10	8,455,000	8,836,659
Series 2007 D,
4.500% 01/01/10	7,400,000	7,670,988
State General Obligations Total		102,221,411
Tax-Backed Total		172,519,797
Transportation – 15.6%
Air Transportation – 3.1%
DC Washington Metropolitan Airport Authority
Series 2007 B, AMT,
Insured: AMBAC 5.000% 10/01/11	5,000,000	5,233,300
FL Miami Dade County Aviation
Miami International Airport
Series 2007 D, Insured: FSA 5.000% 10/01/10	1,745,000	1,844,430
OH Dayton Special Facilities
Air Freight Corp.,
Series 1996 D, AMT, 6.200% 10/01/09	2,575,000	2,704,986

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
OH Dayton
Emery Air Freight Corp.:
Series 1996 E,
6.050% 10/01/09	2,000,000	2,099,840
Series 1996 F,
6.050% 10/01/09	3,000,000	3,149,760
TN Memphis Shelby County Airport Authority
FedEx Corp.,
Series 2001, 5.000% 09/01/09	2,310,000	2,363,754
Air Transportation Total		17,396,070
Airports – 5.4%
FL Broward County Airport Systems Revenue
Series 1998 G, AMT,
Insured: AMBAC 4.500% 10/01/11	3,300,000	3,343,989
FL Greater Orlando Aviation Authority
Series 2008 A,
Insured: FSA 5.000% 10/01/10	5,625,000	5,813,044
MN and St Paul Minnesota Metropolitan Airports Commission
Series 2008 A,
5.000% 01/01/11	1,805,000	1,890,756
NV Clark County Airport
Series 2006 A,
Insured: AMBAC 5.000% 07/01/10	6,750,000	7,068,330
PA Philadelphia Industrial Development Authority
Series 1998 A, AMT,
Insured: FGIC: 5.250% 07/01/09	3,410,000	3,460,025
5.250% 07/01/12	5,000,000	5,063,200
Series 2001 A, AMT,
Insured: FGIC 5.250% 07/01/09	4,085,000	4,182,100
Airports Total		30,821,444
Ports – 0.9%
NY Port Authority of New York & New Jersey
Series 2001, AMT,
5.000% 08/01/08	4,875,000	4,918,241
Ports Total		4,918,241
Toll Facilities – 2.6%
KY Turnpike Authority
Series 2004 A,
Insured: FGIC 5.000% 07/01/10	5,000,000	5,264,900

	Par ($)	Value ($)
LA Transportation Authority
Series 2005,
5.000% 09/01/09	5,000,000	5,176,150
NY State Thruway Authority Service Contract
Local Highway & Bridge
Series 2002, 5.500% 04/01/11	3,000,000	3,245,010
PA Turnpike Commission
Series 2007 A,
Insured: AMBAC 4.000% 10/15/09	1,000,000	1,010,200
Toll Facilities Total		14,696,260
Transportation – 3.6%
NY Metropolitan Transportation Authority
Series 2005 H,
5.250% 11/15/10	6,000,000	6,354,900
NY Triborough Bridge & Tunnel Authority
Series 1990,
Insured: MBIA 6.000% 01/01/11	5,000,000	5,445,350
PR Convention Center District Authority
Hotel Occupancy
Series 2006 A, 5.000% 07/01/11	1,250,000	1,306,862
SC Transportation Infrastructure
Series 2005 A,
Insured: AMBAC 5.000% 10/01/09	3,995,000	4,144,733
TX Transportation Commission
Series 2006 A,
5.000% 04/01/12	3,000,000	3,237,510
Transportation Total		20,489,355
Transportation Total		88,321,370
Utilities – 11.5%
Independent Power Producers – 3.7%
FL Jacksonville Electric Authority
Series 2003 18,
5.000% 10/01/08	3,850,000	3,910,291
GA Burke County Development Authority
Georgia Power Company:
Series 1994 5th,
3.750% 10/01/32	3,600,000	3,618,504
Series 1995,
4.375% 10/01/32	2,760,000	2,761,104

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
TN Energy Acquisition Corporation
Series 2006 A,
5.000% 09/01/09	3,750,000	3,801,712
TX Municipal Gas Acquisition & Supply Corp.
Series 2006 A,
5.000% 12/15/10	1,500,000	1,525,035
TX San Antonio Electric & Gas Systems
Series 2006 A,
5.000% 02/01/10	5,000,000	5,229,800
Independent Power Producers Total		20,846,446
Investor Owned – 2.0%
FL Reedy Creek Improvement District Utilities
Series 2004 2,
Insured: MBIA 5.250% 10/01/10	3,000,000	3,177,780
OH Hamilton County Local District
Cinergy Corp.,
Series 1998, AMT, 4.600% 06/01/23 (a)	5,000,000	5,087,000
VA Southeastern Public Services Authority
Series 1993 A,
Insured: MBIA 5.250% 07/01/10	3,000,000	3,173,880
Investor Owned Total		11,438,660
Municipal Electric – 5.0%
FL City of Palm Bay
Series 2002,
Insured: FSA 5.250% 10/01/09	625,000	641,956
FL Kissimmee Utility Authority
Series 2001 B,
Insured: AMBAC 5.000% 10/01/14	7,195,000	7,571,874
OH American Municipal Power, Inc.
Series 2007 A,
GTY AGMT: Goldman Sachs Group, Inc. 5.000% 02/01/10	3,000,000	3,037,800
WA Energy Northwest
Series 2006 A,
5.000% 07/01/09	16,690,000	17,249,950
Municipal Electric Total		28,501,580

	Par ($)	Value ($)
Water & Sewer – 0.8%
MS Business Finance Corp.,
Waste Management, Inc.,
Series 2002, AMT, 4.400% 03/01/27 (a)	2,375,000	2,367,210
VA Brunswick County Industrial Development Authority
Aegis Waste Solutions, Inc.,
Series 1996, LOC: Credit Suisse 3.600% 01/01/17 (a)	2,000,000	2,000,000
Water & Sewer Total		4,367,210
Utilities Total		65,153,896
Total Municipal Bonds (cost of $538,474,547)		546,223,925
Investment Company – 0.0%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 2.390%) (e)(f)	9,000	9,000
Total Investment Company (cost of $9,000)		9,000
Short-Term Obligations – 3.4%
	Par ($)
Variable Rate Demand Notes (g) – 3.4%
AK Industrial Development & Export Authority
Series 2007 B, AMT,
Insured: AMBAC 4.000% 04/01/27	6,900,000	6,900,000
AK North Slope Borough
Series 2000 A,
Insured: MBIA, SPA: Dexia Credit Local 6.600% 06/30/10	2,500,000	2,500,000
CA Los Angeles Convention & Exhibit Center Authority
Series 2003 B2,
SPA: Dexia Credit Local 5.000% 08/15/21	2,000,000	2,000,000
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital,
Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 3.250% 10/01/29	1,950,000	1,950,000

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2008

Short-Term Obligations (continued)
	Par ($)	Value ($)
VA Harrisonburg Industrial Development Authority
Series 2000,
2.100% 08/01/23	1,300,000	1,300,000
WA King County Sewer Revenue
Series 2006 A,
Insured: MBIA 3.500% 01/01/36	4,350,000	4,350,000
Variable Rate Demand Notes Total		19,000,000
Total Short-Term Obligations (cost of $19,000,000)		19,000,000
Total Investments – 99.7% (cost of $557,483,547)(h)		565,232,925
Other Assets & Liabilities, Net – 0.3%		1,936,220
Net Assets – 100.0%		567,169,145

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(b)  Security purchased on a delayed delivery basis.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management, LLC.

(f)  Investment in affiliates during the year ended March 31, 2008: Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 2.390%)

Shares as of 03/31/07:	2,397,000
Shares purchased:	176,885,071
Shares sold:	(179,273,071)
Shares as of 03/31/08:	9,000
Net realized gain/loss:	$–
Interest income earned:	$104,925
Value at end of period:	$9,000

(g)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at March 31, 2008.

(h)  Cost for federal income tax purposes is $557,472,718.

At March 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	30.4
Transportation	15.6
Other	14.2
Utilities	11.5
Education	11.0
Housing	7.2
Health Care	4.7
Industrials	1.7
	96.3
Investment Company	–	*
Short-Term Obligations	3.4
Other Assets and Liabilities, Net	0.3
	100.0

*  Represents less than 0.01%

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GTY AGMT	Guaranty Agreement

MBIA	MBIA Insurance Corp.

LOC	Letter of Credit

QSBLF	Qualified State Bond Loan Fund

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia California Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds – 91.0%
	Par ($)	Value ($)
Education – 3.8%
Education – 3.8%
CA Education Facilities Authority
Pitzer College,
Series 2005 A: 5.000% 04/01/25	1,270,000	1,268,552
5.000% 10/01/25	1,250,000	1,248,550
CA Public Works Board
Series 2005 C,
5.000% 04/01/16	1,000,000	1,076,840
Series 2005 D,
5.000% 05/01/15	1,000,000	1,088,120
CA University
Series 2003 A,
Insured: FGIC 5.000% 11/01/12	1,325,000	1,414,411
Series 2005 A,
Insured: AMBAC 5.000% 11/01/12	1,000,000	1,076,280
PR University of Puerto Rico
Series 2006 Q,
5.000% 06/01/12	1,000,000	1,046,140
Education Total		8,218,893
Education Total		8,218,893
Health Care – 7.4%
Continuing Care Retirement – 0.4%
CA Health Facilities Financing Authority
Nevada Methodist Homes,
Series 2006, 5.000% 07/01/26	1,000,000	954,970
Continuing Care Retirement Total		954,970
Hospitals – 7.0%
CA Loma Linda Hospital
Loma Linda University Medical Center,
Series 2005 A, 5.000% 12/01/22	1,000,000	941,400
CA Loma Linda
Loma Linda University Medical Center,
Series 2005: 5.000% 12/01/16	2,000,000	2,007,200
5.000% 12/01/18	2,000,000	1,964,220
CA Municipal Finance Authority
Community Hospitals of Central California,
Series 2013, 5.000% 02/01/13	1,150,000	1,169,159

	Par ($)	Value ($)
CA Statewide Communities Development Authority
Adventist Health System/West,
Series 2005 A, 5.000% 03/01/17	1,000,000	1,026,410
John Muir Health,
Series 2006 A,
5.000% 08/15/17	3,000,000	3,124,770
Kaiser Foundation Health Plan,
Series 2004 E,
3.875% 04/01/32 (a)	5,000,000	5,101,000
Hospitals Total		15,334,159
Health Care Total		16,289,129
Housing – 1.3%
Multi-Family – 0.9%
CA ABAG Finance Authority for Nonprofit Corps.
Winterland San Francisco,
Series 2000 B, 6.250% 08/15/30 (a)	2,000,000	2,022,240
Multi-Family Total		2,022,240
Single-Family – 0.4%
CA Department of Veteran Affairs
Series 2006 A,
4.500% 12/01/23	1,000,000	906,580
Single-Family Total		906,580
Housing Total		2,928,820
Industrials – 0.2%
Oil & Gas – 0.2%
CA Roseville Natural Gas Financing Authority
Series 2007,
5.000% 02/15/11	500,000	507,515
Industrials Total		507,515
Other – 10.4%
Other – 0.9%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B,
5.000% 12/01/16	2,000,000	2,068,660
Other Total		2,068,660

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Refunded/Escrowed (b) – 7.7%
CA Department of Water Resources
Series 1998 T,
Escrowed to Maturity, 5.500% 12/01/08	20,000	20,503
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A,
Pre-refunded 01/01/10, 7.150% 01/01/13	1,750,000	1,922,165
CA Health Facilities Finance Authority
Cedars-Sinai Medical Center,
Series 1999 A, Pre-refunded 12/01/09, 6.125% 12/01/19	1,000,000	1,074,480
Kaiser Permanente,
Series 1998 A, Escrowed to Maturity, Insured: FSA 5.250% 06/01/12	2,000,000	2,048,880
CA Indian Wells Redevelopment Agency
Series 2003 A,
Pre-refunded 09/01/13, Insured: AMBAC 5.000% 09/01/14	1,005,000	1,110,435
CA Infrastructure & Economic Development Bank
American Center for Wine Food Arts,
Series 1999, Escrowed to Maturity, Insured: ACA 5.250% 12/01/08	1,040,000	1,063,098
CA Los Altos School District
Series 2001,
Pre-refunded 08/01/11, 5.000% 08/01/14	1,290,000	1,389,614
CA Lucia Mar Unified School District
Series 2004 A,
Pre-refunded 08/01/14, Insured: FGIC 5.250% 08/01/20	1,230,000	1,382,311
CA Orange County Water District
Series 2003 B,
Pre-refunded 08/15/13, Insured: MBIA 5.375% 08/15/17	650,000	729,059

	Par ($)	Value ($)
CA Sacramento Financing Authority
Series 2002 A,
Pre-refunded 12/01/12, Insured: FSA 5.250% 12/01/17	1,000,000	1,105,610
CA San Diego County Water Authority
Series 1998 A,
Pre-refunded 05/01/08, Insured: FGIC 5.000% 05/01/14	3,000,000	3,038,190
CA San Mateo County Transit District
Series 1997 A,
Escrowed to Maturity, Insured: MBIA 5.000% 06/01/13	1,180,000	1,298,956
CA Statewide Communities Development Authority
Series 1999,
Escrowed to Maturity,
6.000% 07/01/09	635,000	651,572
Refunded/Escrowed Total		16,834,873
Tobacco – 1.8%
CA County Tobacco Securitization Agency
Series 2006,
(c) 06/01/21 (5.250% 12/01/10)	1,000,000	783,000
CA Golden State Tobacco Securitization Corp.
Series 2005 A:
5.000% 06/01/15	105,000	105,034
Insured: AMBAC
5.000% 06/01/14	1,250,000	1,337,737
Series 2007 A-1,
5.000% 06/01/33	1,000,000	834,680
CA Tobacco Securitization Authority of Southern California
San Diego County Tobacco,
Series 2006 A1, 5.000% 06/01/37	1,000,000	810,400
Tobacco Total		3,870,851
Other Total		22,774,384
Resource Recovery – 1.0%
Disposal – 1.0%
CA Los Angeles Sanitation Equipment
Series 2003,
Insured: FSA 5.000% 02/01/10	1,000,000	1,048,000

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005,
Insured: FGIC 5.000% 02/01/13	1,000,000	1,086,270
Disposal Total		2,134,270
Resource Recovery Total		2,134,270
Tax-Backed – 48.5%
Local Appropriated – 11.1%
CA Anaheim Public Financing Authority
Series 1997 C,
Insured: FSA 6.000% 09/01/11	1,000,000	1,108,020
CA County of Riverside Cerificates of Participation
Series 2005 A,
Insured: FGIC 5.000% 11/01/17	1,465,000	1,577,834
CA County of San Diego Certificates of Participation
Series 2001,
Insured: AMBAC 5.000% 11/01/11	1,000,000	1,078,390
Series 2005,
Insured: AMBAC 5.000% 11/15/19	2,030,000	2,155,434
CA Culver City School Facilities Financing Authority
Series 2005,
5.500% 08/01/23	1,490,000	1,655,405
CA Foothill-De Anza Community College District
Series 2005,
Insured: FGIC: 5.250% 08/01/18	1,000,000	1,094,520
5.250% 08/01/21	1,000,000	1,079,110
CA Kings River Conservative District
Series 2004,
5.000% 05/01/14	3,135,000	3,251,246
CA Los Angeles Community Redevelopment Agency
Series 2005,
Insured: AMBAC 5.000% 09/01/15	1,095,000	1,177,005
CA Los Angeles County Capital Asset Leasing Corp.
Series 2002 B,
Insured: AMBAC 6.000% 12/01/12	1,000,000	1,134,020
CA Los Angeles Municipal Improvement Corp.
Series 2002 G,
Insured: FGIC 5.250% 09/01/13	1,500,000	1,659,075

	Par ($)	Value ($)
CA Sacramento City Financing Authority
Series 2006,
Insured: AMBAC 5.250% 12/01/22	1,000,000	1,063,210
CA San Francisco City & County Public Utilities Communication
Series 2003 A,
Insured: MBIA 5.000% 10/01/13	1,000,000	1,073,720
CA San Francisco State Building Authority
Series 2005 A,
5.000% 12/01/12	3,000,000	3,204,450
CA Santa Clara County Financing Authority
Series 1998 A,
Insured: AMBAC 4.500% 05/15/12	1,075,000	1,087,792
CA Vista Certificates of Participation
Series 2007,
Insured: MBIA 4.750% 05/01/21	750,000	760,305
Local Appropriated Total		24,159,536
Local General Obligations – 19.2%
CA Antelope Valley Community College District
Serier 2007,
Insured: MBIA 5.250% 08/01/20	500,000	541,370
CA Center Community College District
Series 2004 A,
Insured: MBIA 5.250% 08/01/22	965,000	1,009,564
CA Central Valley School District Financing Authority
Series 1998 A,
Insured: MBIA 6.150% 08/01/09	1,000,000	1,050,920
CA Compton Community College District
Series 2004 A,
Insured: MBIA 5.250% 07/01/17	1,330,000	1,432,476
CA Desert Sands Unified School District
Series 2006,
Insured:AMBAC (d) 06/01/16	1,000,000	697,850
CA East Bay Municipal Utility District
Series 2003 F,
Insured: AMBAC 5.000% 04/01/15	1,000,000	1,068,870

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA East Side Union High School District California Santa Clara County
Series 2006,
Insured: FSA 5.250% 09/01/20	1,280,000	1,411,968
CA Foothill-De Anza Community College District
Series 2002,
Insured: FGIC 5.000% 08/01/14	975,000	1,037,809
CA Los Angeles Community College District
Series 2003 B,
Insured: FSA 5.000% 08/01/12	500,000	544,300
CA Los Angeles Unified School District
Series 2006 G,
Insured: AMBAC 5.000% 07/01/20	1,000,000	1,057,370
CA Los Angeles
Series 2004 A,
Insured: MBIA 4.000% 09/01/13	1,000,000	1,046,730
CA Los Gatos Joint Union High School District
Series 2005,
Insured: FSA 5.000% 12/01/17	2,000,000	2,146,760
CA Pajaro Valley Unified School District
Series 2005,
Insured: FSA 5.250% 08/01/18	1,535,000	1,681,347
CA Palomar Pomerado Health
San Diego County,
Series 2007 A, (d) 08/01/19	2,500,000	1,420,900
CA Pasadena Area Community College District
Series 2006 C,
Insured: AMBAC (d) 08/01/11	2,000,000	1,799,340
CA Rancho Santiago Community College District
Series 2005,
Insured: FSA 5.250% 09/01/19	1,000,000	1,108,500
CA Rescue Unified School District
Series 2005,
Insured: MBIA (d) 09/01/26	1,100,000	397,353

	Par ($)	Value ($)
CA San Bernardino Community College District
Series 2005,
Guarantor: PSFG 5.000% 08/01/17	3,000,000	3,249,840
CA San Diego Community College District
Series 2005,
Insured: FSA (d) 05/01/15	1,000,000	748,440
CA San Mateo County Community College District
Series 2006 A,
Insured: MBIA (d) 09/01/15	1,000,000	732,210
CA San Mateo Foster City School Facilities Financing Authority
Series 2005,
Insured: FSA: 4.000% 08/15/12	1,000,000	1,048,400
5.500% 08/15/19 (e)	2,000,000	2,261,700
CA San Ramon Valley Unified School District
Series 2004,
Insured: FSA 5.250% 08/01/16	1,800,000	1,970,082
CA Saugus Union School District
Series 2006,
Insured: FGIC 5.250% 08/01/21	1,000,000	1,065,620
CA Simi Valley School Financing Authority
Series 2007,
Insured: FSA: 5.000% 08/01/18	1,045,000	1,142,593
5.000% 08/01/23	2,405,000	2,517,241
CA South San Francisco School District
Series 2006,
Insured: MBIA 5.250% 09/15/20	1,000,000	1,099,270
CA Southwestern Community College District
Series 2005,
Insured: FGIC 5.250% 08/01/17	1,230,000	1,358,904
CA Ventura County Community College District
Series 2005 B,
Insured: MBIA 5.000% 08/01/18	1,000,000	1,068,180

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA West Contra Costa Unified School District
Series 2005,
Insured: FGIC (d) 08/01/17	1,000,000	645,460
CA William S. Hart Union High School District
Series 2005 B,
Insured: FSA (d) 09/01/22	2,000,000	963,040
CA Yosemite Community College District
Series 2005 A,
Insured: FGIC 5.000% 08/01/16	2,505,000	2,720,906
Local General Obligations Total		42,045,313
Special Non-Property Tax – 4.7%
CA Bay Area Government Association
Series 2006,
Insured: FGIC 5.000% 08/01/17	2,000,000	2,079,600
CA Napa County Flood Protection & Watershed Improvement Authority
Series 2005,
Insured: AMBAC 4.500% 06/15/12	1,000,000	1,065,330
CA Orange County Local Transportation Authority
Series 1992,
Insured: AMBAC 6.200% 02/14/11	1,150,000	1,260,941
CA Statewide Communities Development Authority
Series 2003,
5.000% 07/01/13	1,000,000	1,097,960
CA State
Series 2004 A,
Insured: FGIC 5.250% 07/01/14	1,000,000	1,108,070
CA Los Angeles County Metropolitan Transportation Authority
Series 1999 A-1,
Insured: FSA 5.250% 07/01/10	3,500,000	3,648,855
Special Non-Property Tax Total		10,260,756
Special Property Tax – 4.8%
CA Culver City Redevelopment Finance Authority
Series 1993,
Insured: AMBAC 5.500% 11/01/14	2,025,000	2,117,866

	Par ($)	Value ($)
CA Indian Wells Redevelopment Agency
Series 2003 A,
Insured: AMBAC 5.000% 09/01/14	450,000	480,740
CA Long Beach Bond Finance Authority
Series 2002 B,
Insured: AMBAC 5.500% 11/01/19	1,070,000	1,186,448
CA Oakland Redevelopment Agency
Series 1992,
Insured: AMBAC 5.500% 02/01/14	3,700,000	3,958,408
Series 2003,
Insured: FGIC 5.500% 09/01/12	1,500,000	1,629,225
CA Redwood City Redevelopment Agency
Series 2003 A,
Insured: AMBAC 5.250% 07/15/13	1,000,000	1,087,700
Special Property Tax Total		10,460,387
State Appropriated – 3.3%
CA Infrastructure & Economic Development Bank
California Science Center,
Series 2006 B, Insured: FGIC: 5.000% 05/01/22	1,360,000	1,408,402
5.000% 05/01/23	1,240,000	1,274,807
CA Public Works Board
Series 2005 A,
5.000% 06/01/15	1,200,000	1,277,688
Series 2006 A:
5.000% 04/01/28	1,000,000	977,990
Insured: FGIC
5.000% 10/01/16	1,000,000	1,071,830
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2004 J,
Insured: AMBAC 5.000% 07/01/36 (a)	1,255,000	1,278,456
State Appropriated Total		7,289,173
State General Obligations – 5.4%
CA State
Series 2005,
5.000% 06/01/11	2,000,000	2,124,880
Series 2007:
4.500% 08/01/26	1,000,000	938,090
5.000% 08/01/18	3,750,000	3,942,975

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007,
6.250% 07/01/23	1,000,000	1,098,420
PR Commonwealth of Puerto Rico
Series 2002 A,
Insured: FGIC 5.500% 07/01/17	1,000,000	1,058,990
Series 2004 A,
5.250% 07/01/19	1,000,000	1,015,610
Series 2007 A,
5.500% 07/01/21	1,500,000	1,546,200
State General Obligations Total		11,725,165
Tax-Backed Total		105,940,330
Transportation – 2.2%
Airports – 1.7%
CA San Francisco City & County Airports Commission
Series 2003 B,
Insured: FGIC 5.250% 05/01/13	2,000,000	2,141,440
Series 2008 34-D,
5.000% 05/01/18	500,000	533,860
CA San Jose Airport Revenue
Series 2007,
Insured: AMBAC 5.000% 03/01/22	1,000,000	1,023,070
Airports Total		3,698,370
Transportation – 0.5%
CA State Department of Transportation
Series 2004 A,
Insured: FGIC, 4.500% 02/01/13	1,000,000	1,063,970
Transportation Total		1,063,970
Transportation Total		4,762,340
Utilities – 16.2%
Independent Power Producers – 1.5%
CA Sacramento Power Authority
Series 2005,
Insured: AMBAC 5.250% 07/01/15	3,000,000	3,255,420
Independent Power Producers Total		3,255,420

	Par ($)	Value ($)
Joint Power Authority – 3.0%
CA Southern California Public Power Authority
Series 1989,
6.750% 07/01/13	3,000,000	3,512,310
Series 1998 A-S,
Insured: MBIA 5.250% 07/01/09	1,000,000	1,016,250
Series 2005 A,
Insured: FSA 5.000% 01/01/18	2,000,000	2,131,780
Joint Power Authority Total		6,660,340
Municipal Electric – 7.1%
CA Anaheim Public Financing Authority
Series 1999,
Insured: AMBAC 5.000% 10/01/13	1,500,000	1,603,560
CA Department of Water Resources
Series 2002 A,
6.000% 05/01/13	2,375,000	2,640,715
Series 2008,
5.000% 05/01/17	1,000,000	1,075,500
CA Los Angeles Water & Power
Series 2001 A,
Insured: MBIA 5.250% 07/01/15	1,300,000	1,384,058
Series 2007 A A-1,
Insured: AMBAC 5.000% 07/01/19	1,000,000	1,073,020
Series A, Sub-Series A-1,
Insured: MBIA 5.000% 07/01/14	1,000,000	1,084,290
CA Modesto Irrigation District
Series 2001 A,
Insured: FSA 5.250% 07/01/18	1,185,000	1,238,135
CA Sacramento Municipal Utility District
Series 2006,
Insured: MBIA 5.000% 07/01/15	1,000,000	1,054,610
CA Walnut Energy Center Authority
Series 2004 A,
Insured: AMBAC 5.000% 01/01/16	2,055,000	2,180,088
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 AA,
Insured: MBIA 6.250% 07/01/10	2,000,000	2,142,540
Municipal Electric Total		15,476,516

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Water & Sewer – 4.6%
CA Clovis Public Financing Authority
Series 2007,
Insured: AMBAC 5.000% 08/01/21	1,000,000	1,033,620
CA Rancho Water District Financing Authority
Series 2001 A,
Insured: FSA 5.500% 08/01/10	1,000,000	1,070,090
CA Sacramento County Sanitation District
Series 2006,
Insured: FGIC 5.000% 12/01/17	1,000,000	1,081,700
CA Sacramento County Water Financing Authority
Series 2007 A,
Insured: FGIC 5.000% 06/01/18	2,000,000	2,102,700
CA San Diego Public Facilities Financing Authority
Series 1995,
Insured: FGIC 5.200% 05/15/13	1,000,000	1,001,890
Series 2002,
Insured: MBIA 5.000% 08/01/11	1,000,000	1,073,640
CA State Department of Water Resources
Series 2001 W,
Insured: AMBAC 5.500% 12/01/09	1,500,000	1,579,845
Series 2003 Y,
Insured: FGIC 5.000% 12/01/10	1,000,000	1,064,100
Water & Sewer Total		10,007,585
Utilities Total		35,399,861
Total Municipal Bonds (cost of $198,079,483)		198,955,542
Investment Company – 5.6%
	Shares
Columbia Tax Exempt Reserves, Capital Class (7day yield of 2.390%) (f)(g)	12,266,085	12,266,085
Total Investment Company (cost of $12,266,085)		12,266,085

Municipal Preferred Stock – 0.9%
	Shares	Value ($)
Housing – 0.9%
Multi-Family – 0.9%
Munimae TE Bond Subsidiary LLC
Series 2004 A-2,
4.900% 06/30/49 (h)	2,000,000	1,970,340
Multi-Family Total		1,970,340
Housing Total		1,970,340
Total Municipal Preferred Stock (cost of $2,000,000)		1,970,340
Short-Term Obligations – 1.6%
	Par ($)
Variable Rate Demand Notes (i) – 1.6%
CA Department of Water Resources
Power Supply Revenue:
Series 2002 B-1, LOC: Bank of New York, LOC: California State Teachers' Retirement System 0.900% 05/01/22	1,100,000	1,100,000
Series 2002 B-2,
LOC: BNP Paribas 1.200% 05/01/22	200,000	200,000
Series 2002 B-6,
LOC: State Street Bank & Trust Co. 1.090% 05/01/22	2,000,000	2,000,000
CA State
Series 2004 A-5,
LOC: Citibank N.A. LOC: California State Teachers' Retirement System 0.850% 05/01/34	200,000	200,000
Variable Rate Demand Notes Total		3,500,000
Total Short-Term Obligations (cost of $3,500,000)		3,500,000
Total Investments – 99.1% (cost of $215,845,568)(j)		216,691,967
Other Assets & Liabilities, Net – 0.9%		1,959,506
Net Assets – 100.0%		218,651,473

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2008

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid.

(d)  Zero coupon bond.

(e)  A portion of this security with a market value of $113,085 is pledged as collateral for open futures contracts.

(f)  Investments in affiliates during the year ended March 31, 2008: Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 2.390%)

Shares as of 03/31/07:	2,483,871
Shares purchased:	55,388,346
Shares sold:	(45,606,132)
Shares as of 03/31/08:	12,266,085
Net realized gain/loss:	$–
Dividend income earned:	$292,419
Value at end of period:	$12,266,085

(g)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(h)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the value of this security, which is not illiquid, represents 0.9% of net assets.

(i)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at March 31, 2008.

(j)  Cost for federal income tax purposes is $215,807,653.

At March 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	48.5
Utilities	16.2
Other	10.4
Health Care	7.4
Education	3.8
Transportation	2.2
Housing	2.2
Resource Recovery	1.0
Industrials	0.2
91.9
Investment Company	5.6
Short-Term Obligations	1.6
Other Assets & Liabilities, Net	0.9
100.0

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized (Depreciation)
10-Year U.S. Treasury Notes	34	$4,044,406	$4,034,594	Jun-08	$(9,812)

Acronym	Name
ACA	ACA Financial Guaranty Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guarantee

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds – 97.1%
	Par ($)	Value ($)
Education – 9.2%
Education – 9.0%
GA Athens Housing Authority
Ugaree East Campus Housing,
Series 2002, Insured: AMBAC 5.250% 12/01/19	1,150,000	1,200,715
GA Atlanta Development Authority
Science Park LLC,
Series 2007, 5.000% 07/01/22	2,480,000	2,459,862
GA Bleckley & Dodge County Development Authority
Series 2008,
5.000% 07/01/21	1,260,000	1,241,906
GA Bullock County Development Authority
Series 2008,
5.250% 07/01/20	1,000,000	1,085,360
GA Fulton County Development Authority
Georgia Tech Foundation Facilities,
Series 1997 A, 5.000% 09/01/17	1,735,000	1,755,525
GA Private Colleges & Universities Authority
Series 2003,
5.250% 06/01/19	2,250,000	2,366,258
PR University of Puerto Rico
Series 2006 Q,
5.000% 06/01/12	1,000,000	1,046,140
Education Total		11,155,766
Prep School – 0.2%
GA Gainesville Redevelopment Authority
Riverside Military Academy Project,
Series 2007, 5.125% 03/01/27	250,000	209,405
Prep School Total		209,405
Education Total		11,365,171
Health Care – 7.0%
Hospitals – 7.0%
GA Chatham County Hospital Authority
Memorial Health University Medical Center,
Series 2004 A, 5.375% 01/01/26	1,000,000	888,210
Memorial Medical Center,
Series 2001 A, 6.125% 01/01/24	3,000,000	2,972,760

	Par ($)	Value ($)
GA Clayton County Hospital Authority
Good Samaritan Community,
Series 1998 A, Insured: MBIA 5.250% 08/01/09	1,190,000	1,233,411
GA Savannah Hospital Authority
St. Joseph's Candler Health Systems:
Series 1998 A, Insured: FSA: 5.250% 07/01/11	1,225,000	1,258,320
5.250% 07/01/12	1,310,000	1,346,235
Series 1998 B,
Insured: FSA 5.250% 07/01/10	1,000,000	1,029,400
Hospitals Total		8,728,336
Health Care Total		8,728,336
Housing – 11.0%
Multi-Family – 10.8%
GA Atlanta Urban Residential Finance Authority
Series 1998, AMT,
Guarantor: FNMA 4.550% 12/01/28	2,000,000	2,022,580
GA Clayton County Housing Authority
GCC Ventures LLC,
Series 2001, Guarantor: FNMA 4.350% 12/01/31 (a)	3,620,000	3,751,370
GA Cobb County Development Authority
Kennesaw State University Foundation:
Series 2004 A, Insured: MBIA 5.250% 07/15/19	2,000,000	2,129,660
Series 2004,
Insured: MBIA 5.000% 07/15/19	1,870,000	1,953,608
KSU Village II Real Estate,
Series 2007 A, Insured: AMBAC 5.250% 07/15/27	3,000,000	3,023,880
GA Lawrenceville Housing Authority
Knollwood Park LP,
Series 1997, AMT, Guarantor: FNMA 6.250% 12/01/29 (a)	500,000	527,330
Multi-Family Total		13,408,428

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Single-Family – 0.2%
GA Housing & Finance Authority
Series 1998 B-3,
Insured: FHA 4.400% 06/01/17	175,000	177,021
Single-Family Total		177,021
Housing Total		13,585,449
Industrials – 4.1%
Forest Products & Paper – 2.4%
GA Richmond County Development Authority
International Paper Co.,
Series 2001 A, 5.150% 03/01/15	3,000,000	2,985,390
Forest Products & Paper Total		2,985,390
Oil & Gas Services – 1.7%
GA Main Street Natural Gas, Inc.
Series 2007 A:
5.250% 09/15/18	1,000,000	952,930
5.250% 09/15/19	1,250,000	1,173,587
Oil & Gas Services Total		2,126,517
Industrial Total		5,111,907
Other – 17.4%
Other – 0.2%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B,
5.000% 12/01/15	260,000	270,798
Other Total		270,798
Refunded/Escrowed (b) – 16.0%
GA Atlanta Airport Facilities
Series 2000 A,
Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/30	5,000,000	5,331,950
GA Atlanta Water & Wastewater
Series 1999 A,
Pre-refunded 05/01/09, Insured: FGIC 5.000% 11/01/38	1,060,000	1,107,902
GA Cherokee County School Systems
Series 2001,
Pre-refunded 08/01/11, 5.250% 08/01/17	1,000,000	1,092,990

	Par ($)	Value ($)
GA Clayton County Water & Sewer Authority
Series 2000,
Pre-refunded 05/01/10: 5.600% 05/01/18	1,000,000	1,076,050
6.250% 05/01/17	2,000,000	2,178,400
GA Forsyth County School District
Series 1999,
Pre-refunded 02/01/10, 6.000% 02/01/15	2,000,000	2,172,280
GA Fulton County Housing Authority
Series 1996 A, AMT,
Pre-refunded 07/01/08, 6.375% 01/01/27	2,900,000	2,931,697
GA Gainesville & Hall County Hospital Authority
Northeast Georgia Health System, Inc.,
Series 2001, Pre-refunded 05/15/11, 5.000% 05/15/15	1,000,000	1,060,690
GA Gwinnett County Development Authority
Series 2004,
Pre-refunded 01/01/14, Insured: MBIA 5.250% 01/01/15	2,000,000	2,222,560
GA Metropolitan Atlanta Rapid Transit Authority
Series 1983 D,
Escrowed to Maturity, 7.000% 07/01/11	540,000	613,742
Refunded/Escrowed Total		19,788,261
Tobacco – 1.2%
SC Tobacco Settlement Management Authority
Series 2001 B,
6.375% 05/15/28	1,500,000	1,493,970
Tobacco Total		1,493,970
Other Total		21,553,029
Tax-Backed – 21.0%
Local Appropriated – 5.1%
GA Atlanta Public Safety & Judicial Facilities Authority
Series 2006,
Insured: FSA 5.000% 12/01/17	1,310,000	1,427,507
GA College Park Business & Industrial Development Authority
Series 2005,
Insured: AMBAC 5.250% 09/01/19	3,230,000	3,445,376

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
GA East Point Building Authority
Series 2000,
Insured: FSA (c) 02/01/18	2,490,000	1,476,197
Local Appropriated Total		6,349,080
Local General Obligations – 5.5%
GA Barrow County School District
Series 2006,
5.000% 02/01/14	1,000,000	1,096,440
GA Chatham County School District
Series 2002,
Insured: FSA 5.250% 08/01/14	1,000,000	1,113,910
Series 2004,
Insured: FSA 5.250% 08/01/19	2,000,000	2,219,740
GA Cherokee County School Systems
Series 1993,
Insured: AMBAC 5.875% 02/01/09	220,000	225,524
GA Paulding County
Courthouse Government Complex Project,
Series 2007, Insured: FGIC 5.000% 02/01/21	1,000,000	1,041,160
MI Detroit
Series 2001 B, Insured: MBIA 5.375% 04/01/14	1,000,000	1,062,960
Local General Obligations Total		6,759,734
Special Non-Property Tax – 6.4%
GA Cobb-Marietta County Coliseum & Exhibit Hall Authority
Series 2005,
Insured: MBIA 5.250% 10/01/19	2,430,000	2,637,717
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 N,
Insured: MBIA 6.250% 07/01/18	2,000,000	2,289,120
PR Commonwealth Infrastructure Financing Authority
Series 2005 C,
Insured: AMBAC 5.500% 07/01/27	1,000,000	1,044,830
Series 2006 B,
5.000% 07/01/20	2,000,000	1,991,700
Special Non-Property Tax Total		7,963,367

	Par ($)	Value ($)
Special Property Tax – 1.3%
GA Atlanta Tax Allocation
Atlantic Station Project,
Series 2007, Insured: Assured Guaranty Corp. 5.250% 12/01/20	1,545,000	1,620,226
Special Property Tax Total		1,620,226
State General Obligations – 2.7%
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007,
6.250% 07/01/23	3,000,000	3,295,260
State General Obligations Total		3,295,260
Tax-Backed Total		25,987,667
Utilities – 27.4%
Investor Owned – 2.4%
GA Appling County Development Authority Pollution Control Revenue
Georgia Power Company,
Series 1995, 4.500% 07/01/25	2,000,000	1,987,540
Series 2006,
Insured: AMBAC 4.400% 07/01/16	1,000,000	1,003,370
Investor Owned Total		2,990,910
Joint Power Authority – 5.3%
GA Monroe County Development Authority
Oglethorpe Power Corp.,
Series 1992, 6.800% 01/01/12	1,000,000	1,107,470
GA Municipal Electric Authority Power
Series 1992 B,
Insured: MBIA 6.375% 01/01/16	2,000,000	2,361,920
GA Municipal Electric Authority
Series 1998 A,
Insured: MBIA 5.250% 01/01/13	1,000,000	1,080,010
TX Sam Rayburn Municipal Power Agency
Series 2002,
6.000% 10/01/16	2,000,000	2,068,320
Joint Power Authority Total		6,617,720

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Water & Sewer – 19.7%
GA Augusta Water & Sewer Revenue
Series 2007,
Insured: FSA: 5.000% 10/01/21	1,000,000	1,059,430
5.000% 10/01/22	2,000,000	2,102,400
GA Cherokee County Water & Sewer Authority
Series 1993,
Insured: MBIA 5.300% 08/01/09	185,000	188,604
GA Columbus County Water & Sewer Revenue
Series 2003,
Insured: FSA 5.250% 05/01/13	1,220,000	1,346,502
Series 2007,
Insured: FSA 5.000% 05/01/26	1,000,000	1,016,580
GA Coweta County Water & Sewage Authority
Series 2005,
Insured: FSA 5.000% 06/01/25	2,505,000	2,622,885
GA DeKalb County Water & Sewer Revenue
Series 2006 B:
5.250% 10/01/21	2,000,000	2,189,200
5.250% 10/01/24 (d)	2,000,000	2,158,820
GA Gainesville Water & Sewer Revenue
Series 2006,
Insured: FSA 5.000% 11/15/16	1,000,000	1,099,830
GA Griffin Combined Public Utility Improvement Revenue
Series 2002,
Insured: AMBAC 5.125% 01/01/19	2,585,000	2,727,227
GA Jackson County Water & Sewer Revenue
Series 2006 A,
Insured: XLCA 5.000% 09/01/16	1,030,000	1,094,633
GA Rockdale County Water & Sewer Authority
Series 2005,
Insured: FSA 5.000% 07/01/21	2,000,000	2,088,680
GA Upper Oconee Basin Water Authority
Series 2005,
Insured: MBIA: 5.000% 07/01/17	1,140,000	1,249,987
5.000% 07/01/22	1,855,000	1,912,857

	Par ($)	Value ($)
GA Walton County Water & Sewer Authority
Walton Hard Labor Creek Reservoir Project
Series 2008, Insured: FSA 5.000% 02/01/25	1,495,000	1,531,074
Water & Sewer Total		24,388,709
Utilities Total		33,997,339
Total Municipal Bonds (cost of $119,460,639)		120,328,898
Investment Company – 1.4%
	Shares
Columbia Tax Exempt Reserves,
Capital Class ( 7 day yield of 2.390%) (e)(f)	1,725,000	1,725,000
Total Investment Company (cost of $1,725,000)		1,725,000
Short-Term Obligations – 1.0%
	Par ($)
Variable Rate Demand Notes (g) – 1.0%
MO Health & Educational Facilities Authority
Cox Health Systems,
Series 2002, Insured: AMBAC, SPA: Bank of Nova Scotia 4.150% 06/01/22	100,000	100,000
St. Louis University,
Series 2005 A, Insured: MBIA, SPA: Bank of New York 4.150% 10/01/35	400,000	400,000
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital,
Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 3.250% 10/01/29	700,000	700,000
Variable Rate Demand Notes Total		1,200,000
Total Short-Term Obligations (cost of $1,200,000)		1,200,000
Total Investments – 99.5% (cost of $122,385,639)(h)		123,253,898
Other Assets & Liabilities, Net – 0.5%		609,686
Net Assets – 100.0%		123,863,584

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2008

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  A portion of this security with a market value of $107,941 is pledged as collateral for open futures contracts.

(e)  Investment in affiliates during the year March 31, 2008: Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day net yield of 2.390%)

Shares as of 03/31/07:	889,313
Shares purchased:	45,396,574
Shares sold:	(44,560,887)
Shares as of 03/31/08:	1,725,000
Net realized gain/loss:	$–
Interest income earned:	$111,258
Value at end of period:	$1,725,000

(f)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management, LLC.

(g)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of March 31, 2008.

(h)  Cost for federal income tax purposes is $122,302,719.

At March 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Utilities	27.4
Tax-Backed	21.0
Other	17.4
Housing	11.0
Education	9.2
Health Care	7.0
Industrials	4.1
97.1
Investment Company	1.4
Short-Term Obligations	1.0
Other Assets and Liabilities, Net	0.5
100.0

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Notes	25	$2,973,828	$2,976,539	06/19/08	$2,711

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds – 91.5%
	Par ($)	Value ($)
Education – 6.7%
Education – 6.7%
MD Health & Higher Educational Facilities Authority
College of Notre Dame,
Series 1998, Insured: MBIA 4.600% 10/01/14	510,000	539,172
Loyola College,
Series 2006 A, 5.125% 10/01/45	5,000,000	4,906,050
MD Industrial Development Financing Authority
American Center for Physics,
Series 2001, 5.250% 12/15/15	1,000,000	1,074,740
MD University System of Maryland
Series 2006,
5.000% 10/01/15	3,545,000	3,923,890
MD Westminster Educational Facilities
Mcdaniel College, Inc.,
Series 2006, 5.000% 11/01/17	500,000	506,000
Education Total		10,949,852
Education Total		10,949,852
Health Care – 11.8%
Continuing Care Retirement – 3.5%
MD Baltimore County
Oak Crest Village, Inc.,
Series 2007 A: 5.000% 01/01/22	1,175,000	1,100,423
5.000% 01/01/27	2,000,000	1,788,940
MD Health & Higher Educational Facilities Authority
King Farm Presbyterian Community,
Series 2007 A, 5.250% 01/01/27	1,000,000	831,000
MD Howard County Retirement Authority
Columbia Vantage House Corp.,
Series 2007 A, 5.250% 04/01/27	2,500,000	2,099,525
Continuing Care Retirement Total		5,819,888
Hospitals – 8.3%
MD Baltimore County
Catholic Health Initiatives,
Series 2006 A, 5.000% 09/01/16	1,000,000	1,059,830

	Par ($)	Value ($)
MD Health & Higher Educational Facilities Authority
Carrol Hospital Center Foundation,
Series 2006, 4.500% 07/01/26	1,000,000	860,800
Howard County General Hospital,
Series 1998,
Insured: MBIA 5.000% 07/01/29	1,000,000	987,040
Peninsula Regional Medical Center,
Series 2006: 5.000% 07/01/21	1,000,000	1,000,590
5.000% 07/01/26	4,000,000	3,878,600
5.000% 07/01/36	2,000,000	1,841,180
University of Maryland Medical System,
Series 2006 A, 5.000% 07/01/31	1,000,000	957,510
Western Maryland Health System,
Series 2006 A, Insured: MBIA 5.000% 07/01/13	1,320,000	1,427,289
Western Maryland Health,
Series 2006 A, Insured: MBIA 5.000% 01/01/20	1,500,000	1,559,505
Hospitals Total		13,572,344
Health Care Total		19,392,232
Housing – 10.0%
Multi-Family – 5.1%
MD Economic Development Corp.
Collegiate Housing Foundation,
Series 1999 A: 5.600% 06/01/10	360,000	370,296
6.000% 06/01/19	815,000	834,960
6.000% 06/01/30	1,850,000	1,825,284
Senior Towson University Project,
Series 2007 A, 5.250% 07/01/24	1,185,000	1,098,080
Series 1999 A,
5.700% 06/01/12	1,000,000	1,034,570
Series 2006:
Insured: CIFG 5.000% 06/01/17	1,000,000	1,034,140
Insured: XLCA
5.000% 07/01/20	600,000	606,828

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MD Montgomery County Housing Opportunities Commission Housing Revenue
Series 2000 A,
6.100% 07/01/30	1,500,000	1,522,140
Multi-Family Total		8,326,298
Single-Family – 4.9%
MD Community Development Administration Department of Housing & Community Development Revenue
Series 1998 B, AMT,
Insured: FHA 4.950% 09/01/11	500,000	508,005
Series 1998-3, AMT:
4.500% 04/01/08	3,440,000	3,440,000
4.700% 04/01/10	1,685,000	1,724,075
Series 1999 D, AMT,
5.375% 09/01/24	2,410,000	2,411,687
MD Prince Georges County Housing Authority Mortgage Revenue
Series 2000 A, AMT,
Guarantor: GNMA 6.150% 08/01/19	5,000	5,064
Single-Family Total		8,088,831
Housing Total		16,415,129
Other – 12.8%
Other – 2.2%
MD Transportation Authority
Series 2002 A,
Insured: AMBAC 4.500% 03/01/15	3,000,000	3,091,590
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B,
5.000% 12/01/15	520,000	541,596
Other Total		3,633,186
Refunded/Escrowed (a) – 10.6%
MD Economic Development Corp.
Collegiate Housing Foundation,
Series 1999 A: Escrowed to Maturity, 5.300% 06/01/08	495,000	497,861
Pre-refunded 06/01/09,
5.600% 06/01/11	575,000	611,363

	Par ($)	Value ($)
MD Health & Higher Educational Facilities Authority Revenue
Johns Hopkins Hospital,
Series 1979, Escrowed to Maturity, 5.750% 07/01/09	1,000,000	1,049,720
Johns Hopkins University,
Series 1999, Pre-refunded 07/01/09, 6.000% 07/01/39	4,000,000	4,227,720
MD Prince Georges County
Series 1999,
Pre-refunded 10/01/09, Insured: FSA 5.125% 10/01/16	3,300,000	3,487,704
MD Queen Anne's County
Series 2000,
Pre-refunded 01/15/10, Insured: FGIC 5.250% 01/15/14	1,200,000	1,273,932
MD Transportation Authority
Series 1978,
Escrowed to Maturity, 6.800% 07/01/16	590,000	672,801
MD Washington Suburban Sanitation District
Series 2000,
Pre-refunded 06/01/10, 5.250% 06/01/22	1,000,000	1,061,970
MO St. Louis County
Series 1989 A, AMT,
Escrowed to Maturity, Guarantor: GNMA 7.950% 08/01/09	65,000	67,898
MS Hospital Facilities & Equipment Authority
Forrest County General Hospital,
Series 2000: Pre-refunded 01/01/11,
Insured: FSA 5.500% 01/01/24	3,100,000	3,358,075
Insured: FSA 5.625% 01/01/20	1,000,000	1,086,540
Refunded/Escrowed Total		17,395,584
Other Total		21,028,770

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Other Revenue – 3.4%
Hotels – 3.4%
MD Baltimore
Baltimore Hotel Corp.,
Series 2006 A, Insured: XLCA:
5.000% 09/01/32	1,000,000	926,890
5.250% 09/01/17	1,835,000	1,905,702
5.250% 09/01/20	1,615,000	1,630,569
5.250% 09/01/21	1,095,000	1,097,387
Hotels Total		5,560,548
Other Revenue Total		5,560,548
Resource Recovery – 1.6%
Resource Recovery – 1.6%
MD Northeast Waste Disposal Authority
Series 2003, AMT,
Insured: AMBAC 5.500% 04/01/10	2,500,000	2,623,425
Resource Recovery Total		2,623,425
Resource Recovery Total		2,623,425
Tax-Backed – 40.0%
Local General Obligations – 22.9%
MD Anne Arundel County
Series 1995,
5.300% 04/01/10	500,000	501,150
Series 2006:
5.000% 03/01/15	2,000,000	2,206,980
5.000% 03/01/18	3,300,000	3,574,065
MD Baltimore County
Series 2006,
5.000% 09/01/15	1,120,000	1,242,999
MD Baltimore
Series 1998 B,
Insured: FGIC 6.500% 10/15/08	1,000,000	1,017,710
MD Frederick County
Series 2005,
5.000% 08/01/14	3,000,000	3,308,130
Series 2006:
5.250% 11/01/18	2,005,000	2,242,412
5.250% 11/01/21 (b)	2,500,000	2,756,425
MD Howard County
Series 2002 A,
5.250% 08/15/15	795,000	855,563

	Par ($)	Value ($)
MD Laurel
Series 1996 A,
Insured: FGIC 5.000% 10/01/11	1,530,000	1,540,266
MD Montgomery County
Series 1997 A,
5.375% 05/01/08	1,000,000	1,002,800
Series 2001,
5.250% 10/01/14	1,000,000	1,082,890
Series 2005 A,
5.000% 07/01/16	3,000,000	3,328,950
Series 2006 B,
SPA: Dexia Credit Local 1.250% 06/01/26	300,000	300,000
MD Prince Georges County
Series 1999,
Insured: FSA 5.000% 10/01/12	65,000	67,642
Series 2000,
5.125% 10/01/10	1,000,000	1,065,240
Series 2001,
Insured: FGIC: 5.250% 12/01/11	4,825,000	5,250,372
5.250% 12/01/12	2,000,000	2,165,880
MD Wicomico County
Series 1997,
Insured: MBIA: 4.800% 12/01/10	1,290,000	1,304,977
4.900% 12/01/11	1,355,000	1,370,677
5.000% 12/01/12	1,425,000	1,441,601
Local General Obligations Total		37,626,729
Special Non-Property Tax – 7.9%
MD Baltimore
Series 1996 A,
Insured: FGIC 5.900% 07/01/10	1,725,000	1,834,900
MD Department of Transportation
Series 2002:
5.500% 02/01/11	1,265,000	1,364,998
5.500% 02/01/14	5,000,000	5,614,350
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C,
Insured: FGIC 5.500% 07/01/22	4,000,000	4,091,040
Special Non-Property Tax Total		12,905,288

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
State Appropriated – 0.6%
MD Stadium Authority Lease Revenue
Series 1995,
5.375% 12/15/13	500,000	501,150
NY Transportation Trust Fund Authority
Series 2006 A,
5.250% 12/15/19	500,000	545,270
State Appropriated Total		1,046,420
State General Obligations – 8.6%
MD State
Series 2002 A,
5.500% 03/01/13	2,245,000	2,505,487
Series 2003,
5.250% 03/01/17	4,000,000	4,504,320
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2003 H,
Insured: AMBAC 5.500% 07/01/18	3,000,000	3,238,830
PR Commonwealth of Puerto Rico
Series 2002 A,
Insured: FGIC 5.500% 07/01/17	2,520,000	2,668,655
Series 2006 A,
5.250% 07/01/22	1,150,000	1,152,956
State General Obligations Total		14,070,248
Tax-Backed Total		65,648,685
Transportation – 1.5%
Air Transportation – 1.3%
TN Memphis Shelby County Airport Authority
FedEx Corp.,
Series 2001, 5.000% 09/01/09	2,000,000	2,046,540
Air Transportation Total		2,046,540
Transportation – 0.2%
DC Washington Metropolitan Area Transit Authority
Series 1993,
Insured: FGIC 6.000% 07/01/10	350,000	372,662
Transportation Total		372,662
Transportation Total		2,419,202

	Par ($)	Value ($)
Utilities – 3.7%
Investor Owned – 0.9%
MD Prince Georges County
Potomac Electric Power Co.,
Series 1995, 5.750% 03/15/10	1,500,000	1,567,860
Investor Owned Total		1,567,860
Joint Power Authority – 1.3%
TX Sam Rayburn Municipal Power Agency
Series 2002,
6.000% 10/01/16	2,000,000	2,068,320
Joint Power Authority Total		2,068,320
Water & Sewer – 1.5%
MD Baltimore
Series 2006,
Insured: AMBAC 5.000% 07/01/18	1,125,000	1,189,541
Series 2007 DC,
Insured: AMBAC 5.000% 07/01/19	1,250,000	1,317,100
Water & Sewer Total		2,506,641
Utilities Total		6,142,821
Total Municipal Bonds (cost of $149,041,186)		150,180,664
Investment Company – 5.7%
	Shares
Columbia Tax Exempt Reserves,
Capital Class (7 day yield of 2.390%) (c)(d)	9,345,660	9,345,660
Total Investment Company (cost of $9,345,660)		9,345,660
Short-Term Obligations – 1.9%
	Par ($)
Variable Rate Demand Notes (e) – 1.9%
FL Orange County School Board
Series 2007 C,
Insured: MBIA, SPA: JPMorgan Chase Bank 1.700% 08/01/22	1,300,000	1,300,000
FL Pinellas County Health Facilities Authority
All Children's Hospital,
Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 6.100% 12/01/15	500,000	500,000

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2008

Short-Term Obligations (continued)
	Par ($)	Value ($)
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital,
Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 3.250% 10/01/29	400,000	400,000
Texas Medical Center,
Series 2006, Insured: MBIA, SPA: JPMorgan Chase Bank 2.050% 05/01/35	1,000,000	1,000,000
Variable Rate Demand Notes Total		3,200,000
Total Short-Term Obligations (cost of $3,200,000)		3,200,000
Total Investments – 99.1% (cost of $161,586,846)(f)		162,726,324
Other Assets & Liabilities, Net – 0.9%		1,470,335
Net Assets – 100.0%		164,196,659

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  A portion of this security with a market value of $220,514 is pledged as collateral for open futures contracts.

(c)  Investments in affiliates during the year ended March 31, 2008: Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 2.390%)

Shares as of 03/31/07:	7,292,310
Shares purchased:	38,790,728
Shares sold:	(36,737,378)
Shares as of 03/31/08:	9,345,660
Net realized gain/loss:	$–
Dividend income earned:	$268,472
Value at end of period:	$9,345,660

(d)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at March 31, 2008.

(f)  Cost for federal income tax purposes is $161,342,077.

At March 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	40.0
Other	12.8
Health Care	11.8
Housing	10.0
Education	6.7
Utilities	3.7
Other Revenue	3.4
Resource Recovery	1.6
Transportation	1.5
91.5
Investment Company	5.7
Short-Term Obligations	1.9
Other Assets & Liabilities, Net	0.9
100.0

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized (Depreciation)
10-Year U.S. Treasury Notes	33	$3,925,453	$3,915,930	Jun-08	$(9,523)

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds – 96.3%
	Par ($)	Value ($)
Education – 6.4%
Education – 6.4%
NC Appalachian State University
Series 1998, Insured: MBIA: 5.000% 05/15/12	1,000,000	1,080,400
5.000% 05/15/18	1,000,000	1,023,900
Series 2005, Insured: MBIA 5.000% 07/15/21	1,485,000	1,533,396
NC Capital Facilities Finance Agency
Brevard College Corp., Series 2007, 5.000% 10/01/26	1,000,000	873,980
Johnson & Wales University, Series 2003 A, Insured: XLCA 5.250% 04/01/21	1,000,000	1,014,030
Meredith College, Series 2008, 6.000% 06/01/31 (a)	2,000,000	1,977,600
NC University of North Carolina
Series 2008, Insured: Assured Guaranty 5.000% 10/01/22 (a)	2,000,000	2,093,180
PR University of Puerto Rico
Series 2006, 5.000% 06/01/15	2,000,000	2,081,560
Education Total		11,678,046
Education Total		11,678,046
Health Care – 10.0%
Continuing Care Retirement – 0.8%
NC Medical Care Commission
First Mortgage Southminster Project A, Series 2007, 5.450% 10/01/22	500,000	484,425
NC Medical Care Commission
Givens Estate, Inc., Series 2007, 5.000% 07/01/16	1,000,000	1,005,970
Continuing Care Retirement Total		1,490,395
Hospitals – 9.2%
AZ University Medical Center Corp.
Series 2004, 5.250% 07/01/13	1,000,000	1,039,390

	Par ($)	Value ($)
NC Albemarle Hospital Authority
Series 2007: 5.250% 10/01/21	2,000,000	1,949,080
5.250% 10/01/27	1,000,000	926,370
NC Medical Care Commission
Novant Health, Series 2003 A: 5.000% 11/01/13	3,000,000	3,212,190
5.000% 11/01/17	3,500,000	3,614,730
Wilson Medical Center,
Series 2007, 5.000% 11/01/19	3,385,000	3,418,241
NC Northern Hospital District of Surry County
5.750% 10/01/24 (a)	1,000,000	979,160
NC University of North Carolina Hospitals at Chapel Hill
Series 1999, Insured: AMBAC 5.250% 02/15/12	1,690,000	1,739,939
Hospitals Total		16,879,100
Health Care Total		18,369,495
Housing – 4.9%
Multi-Family – 2.1%
NC Medical Care Commission
ARC Project,
Series 2004 A, 5.800% 10/01/34	4,000,000	3,828,120
Multi-Family Total		3,828,120
Single-Family – 2.8%
NC Housing Finance Agency
Series 1996 A-5, AMT,
5.550% 01/01/19	1,510,000	1,551,117
Series 1998 A-2, AMT, 5.200% 01/01/20	690,000	691,263
Series 1999 A-3, AMT, 5.150% 01/01/19	905,000	908,077
Series 1999 A-6, AMT, 6.000% 01/01/16	415,000	420,283
Series 2000 A-8, AMT: 5.950% 07/01/10	280,000	288,134
6.050% 07/01/12	210,000	214,912
Series 2007 A-30, AMT, 5.000% 07/01/23	1,000,000	970,840
Single-Family Total		5,044,626
Housing Total		8,872,746

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Industrials – 5.2%
Forest Products & Paper – 4.0%
NC Haywood County Industrial Facilities & Pollution Control Financing Authority
International Paper Co.,
Series 1999, AMT, 6.400% 11/01/24	4,000,000	3,904,080
International Paper Co.
Series 2007 A, 4.150% 03/01/14	3,600,000	3,398,940
Forest Products & Paper Total		7,303,020
Oil & Gas – 0.8%
TN Energy Acquisition Corp.
Series 2006, 5.250% 09/01/22	1,645,000	1,566,599
Oil & Gas Total		1,566,599
Other Industrial Development Bonds – 0.4%
NC Mecklenberg County Industrial Facilities & Pollution Control Financing Authority
Fluor Corp.,
Series 1993, 5.250% 12/01/09	675,000	676,296
Other Industrial Development Bonds Total		676,296
Industrials Total		9,545,915
Other – 19.4%
Other – 1.3%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B:
5.000% 12/01/12	2,000,000	2,100,240
5.000% 12/01/15	260,000	270,798
Other Total		2,371,038
Refunded/Escrowed (b) – 17.0%
NC Brunswick County
Series 2000,
Insured: FSA, Pre-refunded 06/01/10,
5.500% 06/01/20	1,000,000	1,076,520
NC Charlotte
Series 2000,
Pre-refunded 06/01/10, 5.500% 06/01/12	1,000,000	1,076,520

	Par ($)	Value ($)
Water & Sewer System,
Series 1999,
Pre-refunded 06/01/09,
5.375% 06/01/19	2,545,000	2,677,773
NC Durham Water & Sewer Utility System
Series 2001,
Pre-refunded 06/01/11, 5.250% 06/01/16	1,000,000	1,090,100
NC Eastern Municipal Power Agency
Series 1986 A,
Escrowed to Maturity, 5.000% 01/01/17	2,165,000	2,318,260
Series 1988 A,
Pre-refunded 01/01/22, 6.000% 01/01/26	1,000,000	1,175,010
NC Iredell County Public Facilities Corp.
Series 2000,
Insured: AMBAC, Pre-refunded 06/01/10,
5.125% 06/01/18	2,180,000	2,329,635
NC Johnson County
Series 2000,
Insured: FGIC, Pre-refunded 03/01/10: 5.500% 03/01/15	1,925,000	2,077,422
5.500% 03/01/16	2,700,000	2,913,786
NC Medical Care Commission
Pitt County Memorial Hospital,
Series 1998 B, Pre-refunded 12/01/08, 5.000% 12/01/18	1,000,000	1,030,990
NC Orange County
Series 2000,
Pre-refunded 04/01/10: 5.300% 04/01/17	1,000,000	1,077,010
5.300% 04/01/18	3,445,000	3,710,299
NC Pitt County
Series 2000 B,
Insured: FSA, Pre-refunded 04/01/10: 5.500% 04/01/25	1,000,000	1,071,350
5.750% 04/01/16	1,390,000	1,495,918

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Randolph County
Series 2000,
Insured: FSA, Pre-refunded 06/01/09: 5.500% 06/01/14	1,115,000	1,174,374
5.500% 06/01/15	1,000,000	1,053,250
NC Wake County
Series 1993,
Insured: MBIA, Escrowed to Maturity, 5.125% 10/01/26 (c)	3,065,000	3,179,907
NC Wilmington
Series 1997 A,
Pre-refunded 04/01/08, 5.000% 04/01/11	540,000	548,100
Refunded/Escrowed Total		31,076,224
Tobacco – 1.1%
NJ Tobacco Settlement Financing Corp.
Series 2007 1A,
4.250% 06/01/12	2,000,000	1,973,620
Tobacco Total		1,973,620
Other Total		35,420,882
Tax-Backed – 36.9%
Local Appropriated – 15.2%
NC Burke County
Series 2006 B,
Insured: AMBAC 5.000% 04/01/18	1,425,000	1,503,275
NC Cabarrus County
Series 2001,
5.500% 04/01/13	2,000,000	2,164,560
Series 2007,
Insured: AMBAC 5.000% 02/01/13	400,000	433,236
NC Chapel Hill
Series 2005,
5.250% 06/01/21	1,360,000	1,412,523
NC Chatham County
Series 2006,
Insured: AMBAC 5.000% 06/01/20	1,065,000	1,104,160
NC Concord
Series 2001 A,
Insured: MBIA 5.000% 06/01/17	1,490,000	1,573,395

	Par ($)	Value ($)
NC Craven County
Series 2007,
Insured: MBIA: 5.000% 06/01/18	2,825,000	2,996,421
5.000% 06/01/19	1,825,000	1,918,440
NC Dare County
Series 2005,
Insured: FGIC 5.000% 06/01/20	3,005,000	3,081,748
NC Gaston County
Series 2005,
Insured: MBIA 5.000% 12/01/15	1,350,000	1,460,066
NC Greenville
Series 2004,
Insured: AMBAC 5.250% 06/01/22	2,180,000	2,268,246
NC Henderson County
Series 2006 A,
Insured: AMBAC 5.000% 06/01/16	1,060,000	1,141,980
NC Iredell County
Series 2008,
Insured: FSA 5.250% 06/01/23	2,570,000	2,683,029
NC Randolph County
Series 2004,
Insured: FSA 5.000% 06/01/14	1,640,000	1,795,784
NC Sampson County
Series 2006,
Insured: FSA 5.000% 06/01/16	1,000,000	1,095,660
NC Wilmington
Series 2006 A,
5.000% 06/01/17	1,005,000	1,079,380
Local Appropriated Total		27,711,903
Local General Obligations – 12.2%
NC Cabarrus County
Series 2006:
5.000% 03/01/15	1,000,000	1,102,190
5.000% 03/01/16	1,000,000	1,104,150
NC Charlotte
Series 2002 C:
5.000% 07/01/20	1,570,000	1,639,441
5.000% 07/01/22	1,265,000	1,305,328

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Craven County
Series 2002,
Insured: AMBAC 5.000% 05/01/19	1,000,000	1,030,700
NC Cumberland County
Series 1998,
Insured: FGIC 5.000% 03/01/17	1,000,000	1,021,660
NC Forsyth County
Series 2003 B,
4.750% 03/01/22	1,945,000	1,980,769
NC Gaston County
Series 2002,
Insured: AMBAC 5.250% 06/01/20	1,500,000	1,560,150
NC High Point
Series 2002,
Insured: MBIA 4.500% 06/01/14	1,275,000	1,349,524
NC Iredell County
Series 2006,
5.000% 02/01/19	2,420,000	2,579,236
NC Mecklenburg County
Series 1993,
6.000% 04/01/11	1,000,000	1,098,430
NC New Hanover County
Series 2001:
4.600% 06/01/14	1,750,000	1,848,262
5.000% 06/01/17	2,000,000	2,149,540
NC Orange County
Series 2005 A,
5.000% 04/01/22	2,000,000	2,071,620
NC Wilmington
Series 1997 A,
Insured: FGIC 5.000% 04/01/11	460,000	467,673
Local General Obligations Total		22,308,673
Special Non-Property Tax – 3.8%
NC Charlotte Storm Water Fee
Series 2006,
5.000% 06/01/17	1,120,000	1,223,331

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003 AA,
Insured: MBIA 5.500% 07/01/18	3,500,000	3,778,635
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C,
Insured: FGIC 5.500% 07/01/22	2,000,000	2,045,520
Special Non-Property Tax Total		7,047,486
State General Obligations – 5.7%
NC State
Series 2001 A,
4.750% 03/01/14	5,000,000	5,292,500
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007,
6.250% 07/01/22	2,000,000	2,207,200
PR Commonwealth of Puerto Rico
Series 2001 A,
Insured: MBIA 5.500% 07/01/14	1,725,000	1,860,792
Series 2002 A,
Insured: FGIC 5.500% 07/01/17	1,000,000	1,058,990
State General Obligations Total		10,419,482
Tax-Backed Total		67,487,544
Transportation – 0.6%
Airports – 0.6%
NC Charlotte
Series 1999 B, AMT,
Insured: MBIA 6.000% 07/01/24	1,000,000	1,016,050
Airports Total		1,016,050
Transportation Total		1,016,050
Utilities – 12.9%
Joint Power Authority – 5.0%
NC Eastern Municipal Power Agency
Series 1993 B,
Insured: FGIC 6.000% 01/01/22	3,000,000	3,196,890

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005,
Insured: AMBAC 5.250% 01/01/20	3,000,000	3,133,650
NC Municipal Power Agency No.1
Series 2003 C-1,
Insured: AMBAC 10.000% 01/01/15 (d)	775,000	775,000
Series 2003 C-2,
Insured: MBIA 6.000% 01/01/18 (d)	2,000,000	2,000,000
Joint Power Authority Total		9,105,540
Municipal Electric – 2.1%
NC Greenville Utilities Commission
Series 2000 A,
Insured: MBIA 5.500% 09/01/19	1,000,000	1,024,800
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 TT,
5.000% 07/01/22	1,000,000	1,002,130
Series 2007,
Insured: MBIA 5.250% 07/01/25	1,690,000	1,748,220
Municipal Electric Total		3,775,150
Water & Sewer – 5.8%
NC Brunswick County Enterprise
Series 2008 A,
Insured: FSA: 5.000% 04/01/20	1,915,000	2,037,120
5.000% 04/01/22	1,390,000	1,452,314
NC Greensboro City
Series 2006,
5.250% 06/01/17	2,000,000	2,242,180
NC Raleigh
Series 2006 A,
5.000% 03/01/16	1,500,000	1,652,190
NC Winston Salem
Series 2007 A,
5.000% 06/01/19	3,000,000	3,231,030
Water & Sewer Total		10,614,834
Utilities Total		23,495,524
Total Municipal Bonds (cost of $174,674,353)		175,886,202

Investment Company – 5.4%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 2.390%) (e)(f)	9,890,000	9,890,000
Total Investment Company (cost of $9,890,000)		9,890,000
Total Investments – 101.7% (cost of $184,564,353) (g)		185,776,202
Other Assets & Liabilities, Net – (1.7)%		(3,086,996)
Net Assets – 100.0%		182,689,206

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  A portion of this security with a market value of $311,247 is pledged as collateral for open futures contracts.

(d)  The interest rate shown on floating rate or variable securities reflects the rate as of March 31, 2008.

(e)  Investments in affiliates during the year ended March 31, 2008: Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 2.390%)

Shares as of 03/31/07:	2,131,319
Shares purchased:	69,535,297
Shares sold:	(61,776,616)
Shares as of 03/31/08:	9,890,000
Net realized gain/loss:	$–
Dividend income earned:	$162,613
Value at end of period:	$9,890,000

(f)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(g)  Cost for federal income tax purposes is $184,435,041.

At March 31, 2008, the composition of the Fund by revenue source is as follows:

Holding by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	36.9
Other	19.4
Utilities	12.9
Health Care	10.0
Education	6.4
Industrials	5.2
Housing	4.9
Transportation	0.6
96.3
Investment Company	5.4
Other Assets & Liabilities, Net	(1.7)
100.0

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2008

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized (Depreciation)
10-Year U.S. Treasury Notes	132	$15,701,811	$15,344,622	Jun-08	$(357,189)

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds – 93.6%

	Par ($)	Value ($)
Education – 6.9%
Education – 6.9%
IL Educational Facilities Authority
DePaul University,
Series 2003 C, Insured: AMBAC 5.000% 09/01/18	8,650,000	8,690,223
SC Educational Facilities Authority
Wofford College,
Series 2007 A, 5.000% 04/01/36	1,000,000	949,500
SC Florence Darlington Commissions for Technical Education
Series 2005 A, Insurer: MBIA: 5.000% 03/01/18	1,725,000	1,821,876
5.000% 03/01/20	1,905,000	1,979,371
Education Total		13,440,970
Education Total		13,440,970
Health Care – 14.4%
Continuing Care Retirement – 2.4%
SC Jobs Economic Development Authority
Episcopal Church Home,
Series 2007: 5.000% 04/01/15	525,000	525,924
5.000% 04/01/16	600,000	594,546
Lutheran Homes of South Carolina, Inc.,
Series 2007: 5.000% 05/01/16	1,245,000	1,144,367
5.375% 05/01/21	1,650,000	1,477,327
Wesley Commons,
Series 2006, 5.125% 10/01/26	1,000,000	840,000
Continuing Care Retirement Total		4,582,164
Hospitals – 12.0%
SC Charleston County Hospital Facility
Care Alliance Health Services,
Series 1999 A, Insured: FSA: 5.000% 08/15/12	1,000,000	1,035,090
5.125% 08/15/15	6,370,000	6,930,624
SC Horry County Hospital Facilities
Conway Hospital,
Series 1998, Insured: AMBAC: 4.750% 07/01/10	1,100,000	1,116,379
4.875% 07/01/11	1,200,000	1,217,352

	Par ($)	Value ($)
SC Jobs Economic Development Authority
Anderson Area Medical Center,
Series 1999, Insured: FSA 5.300% 02/01/14	4,375,000	4,506,775
Georgetown Memorial Hospital,
Series 2001, Insured: RAD 5.250% 02/01/21	1,250,000	1,254,450
SC Lexington County Health Services District
Lexmed, Inc.:
Series 1997, Insured: FSA 5.125% 11/01/21	3,000,000	3,079,560
Series 2007: 5.000% 11/01/17	2,230,000	2,307,158
5.000% 11/01/18	1,000,000	1,021,350
SC Spartanburg County Health Services District
Series 1997 B,
Insured: MBIA 5.125% 04/15/17	1,000,000	1,001,700
Hospitals Total		23,470,438
Health Care Total		28,052,602
Industrials – 3.7%
Forest Products & Paper – 2.8%
SC Georgetown County Environmental Control
International Paper Co.,
Series 1997 A, AMT, 5.700% 10/01/21	500,000	467,820
SC Georgetown County Pollution Control
International Paper Co.,
Series 1999 A, 5.125% 02/01/12	5,000,000	5,065,550
Forest Products & Paper Total		5,533,370
Oil & Gas – 0.9%
TN Tennessee Energy Acquisition Corp.,
Series 2006,
5.000% 02/01/22	1,900,000	1,766,867
Oil & Gas Total		1,766,867
Industrials Total		7,300,237

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Other – 9.0%
Other – 0.2%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/15	260,000	270,798
Other Total		270,798
Refunded/Escrowed (a) – 7.0%
SC Berkeley County Water & Sewer
Series 2003, Pre-refunded 01/03/13, Insured: MBIA 5.250% 06/01/19	845,000	936,826
SC Charleston County
Care Alliance Health Services
Series 1992, Escrowed to Maturity, Insured: MBIA 6.000% 10/01/09	530,000	531,521
SC Jobs-Economic Development Authority
Palmetto Health Alliance,
Series 2000 A, Pre-refunded 12/12/10, 7.125% 12/15/15	5,500,000	6,250,310
SC Lexington County Health Services District
Lexington Medical Center,
Series 2003, Pre-refunded 11/01/13, 5.500% 11/01/23	2,000,000	2,242,440
SC Lexington Water & Sewer Authority
Series 1997, Pre-refunded 10/01/14, Insured: RAD 5.450% 04/01/19	2,000,000	2,095,620
SC Medical University of South Carolina
Series 1999, Escrowed to Maturity, 5.500% 07/01/09	1,575,000	1,647,466
Refunded/Escrowed Total		13,704,183
Tobacco – 1.8%
SC Tobacco Settlement Management Authority
Series 2001 B,
6.375% 05/15/28	3,500,000	3,485,930
Tobacco Total		3,485,930
Other Total		17,460,911

	Par ($)	Value ($)
Resource Recovery – 2.9%
Resource Recovery – 2.9%
SC Charleston County Resources Recovery
Foster Wheeler Charleston,
Series 1997, AMT, Insured: AMBAC 5.250% 01/01/10	4,000,000	4,119,680
SC Three Rivers Solid Waste Authority
Series 2007:
(b) 10/01/24	1,835,000	779,086
(b) 10/01/25	1,835,000	730,880
Resource Recovery Total		5,629,646
Resource Recovery Total		5,629,646
Tax-Backed – 30.5%
Local Appropriated – 16.3%
SC Berkeley County School District
Series 2006: 5.000% 12/01/21	2,000,000	1,980,340
5.000% 12/01/22	3,545,000	3,494,058
SC Charleston County
Certificates of Participation
Series 2005, Insured: MBIA 5.125% 06/01/17	2,470,000	2,666,908
SC Charleston Educational Excellence Financing Corp.
Series 2006, 5.000% 12/01/19	2,000,000	2,065,480
SC Dorchester County School District No. 002
Series 2004, 5.250% 12/01/29	1,000,000	941,960
Series 2006, 5.000% 12/01/30	1,000,000	900,900
SC Greenville County School District I
Series 2003, 5.250% 12/01/16	4,625,000	4,918,919
Series 2006: 5.000% 12/01/15	2,290,000	2,470,383
Insured: FSA
5.000% 12/01/15	500,000	543,540
SC Hilton Head Island Public Facilities Corp.
Series 2006, Insured: MBIA 5.000% 08/01/14	1,600,000	1,748,032

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Newberry Investing in Educational School District
Series 2005, 5.250% 12/01/15	1,265,000	1,307,631
SC SCAGO Educational Facilities Corp. for Colleton School District
Series 2006, 5.000% 12/01/14	1,325,000	1,444,263
SC SCAGO Educational Facilities Corp. for Plckens School District
Series 2006, Insured: FSA:
5.000% 12/01/11	1,500,000	1,610,550
5.000% 12/01/23	2,500,000	2,550,950
5.000% 12/01/24	2,000,000	2,027,960
SC Sumter Two School Facilities, Inc.,
Series 2007,
5.000% 12/01/17	1,000,000	1,082,300
Local Appropriated Total		31,754,174
Local General Obligations – 8.4%
IL Chicago
Series 2001 A, Insured: MBIA
5.500% 01/01/14	655,000	700,143
SC Anderson County School District No. 004
Series 2005, Insured: FSA
5.250% 03/01/19	1,115,000	1,205,360
SC Berkeley County School District
Series 2006, Insured: FSA
5.000% 01/15/18	3,000,000	3,278,490
SC Dorchester County
Series 2006 A, Insurer: XLCA
5.000% 05/01/15	1,000,000	1,071,950
SC Hilton Head Island Public Facilities Corp.
Series 2005 A, Insured: AMBAC
5.000% 12/01/17	1,960,000	2,104,275
SC Richland County School District No. 001
Series 2001 A, 5.250% 03/01/19	3,570,000	3,739,396

	Par ($)	Value ($)
SC Spartanburg County School District No. 007
Series 2001: 5.000% 03/01/18	2,000,000	2,177,500
5.000% 03/01/21	1,940,000	2,052,598
Local General Obligations Total		16,329,712
Special Non-Property Tax – 3.2%
IL Metropolitan Pier & Exposition Authority
Series 2002 B, Insured: MBIA
5.750% 06/15/23	2,000,000	2,139,820
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC
5.500% 07/01/22	2,505,000	2,562,014
SC Hilton Head Island Public Facilities Corp.
Series 2002, Insured: MBIA
5.250% 12/01/16	1,440,000	1,545,120
Special Non-Property Tax Total		6,246,954
State General Obligations – 2.6%
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/22	2,000,000	2,207,200
PR Commonwealth of Puerto Rico
Series 2001 A, Insured: MBIA
5.500% 07/01/14	1,725,000	1,860,792
Series 2002 A, Insured: FGIC 5.500% 07/01/17	1,000,000	1,058,990
State General Obligations Total		5,126,982
Tax-Backed Total		59,457,822
Transportation – 4.3%
Transportation – 4.3%
SC Transportation Infrastructure Bank
Series 2005 A, Insured: FSA 5.250% 10/01/20 (c)	7,880,000	8,487,312
Transportation Total		8,487,312
Transportation Total		8,487,312

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Utilities – 21.9%
Investor Owned – 1.9%
SC Jobs-Economic Development Authority
South Carolina Electric & Gas Co.,
Series 2002, AMT, Insured: AMBAC 4.200% 11/01/12	3,615,000	3,654,404
Investor Owned Total		3,654,404
Joint Power Authority – 6.8%
NC Municipal Power Agency No.1
Series 2003 C-2, Insured: MBIA 6.000% 01/01/18	2,000,000	2,000,000
SC Public Service Authority
Series 1999 A, Insured: MBIA 5.625% 01/01/13	2,000,000	2,100,720
Series 2001 A, Insured: FSA 5.250% 01/01/18	1,615,000	1,701,354
Series 2002 A, Insured: FSA 5.500% 01/01/17	1,480,000	1,624,330
Series 2006 C, Insured: FSA 5.000% 01/01/15	1,000,000	1,093,830
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	3,000,000	3,102,480
WA Energy Northwest
Series 2002 A, Insured: MBIA 5.500% 07/01/17	1,500,000	1,620,195
Joint Power Authority Total		13,242,909
Municipal Electric – 2.7%
SC Rock Hill Utility System
Series 2003 A, Insured: FSA: 5.250% 01/01/13	2,350,000	2,573,626
5.375% 01/01/19	1,500,000	1,598,340

	Par ($)	Value ($)
SC Winnsboro Utility
Series 1999, Insured: MBIA 5.250% 08/15/13	1,020,000	1,105,802
Municipal Electric Total		5,277,768
Water & Sewer – 10.5%
SC Berkeley County Water & Sewer
Series 2003, Insured: MBIA 5.250% 06/01/19	155,000	161,894
SC Camden Public Utility
Series 1997, Insured: MBIA 5.500% 03/01/17	50,000	50,607
SC Columbia Water & Sewer Systems
Series 1993, 5.500% 02/01/09	3,595,000	3,705,870
SC Greenville Waterworks
Series 2002, 5.250% 02/01/14	1,555,000	1,669,479
SC Mount Pleasant Water & Sewer
Series 2002, Insured: FGIC: 5.250% 12/01/16	1,980,000	2,124,540
5.250% 12/01/18	1,270,000	1,335,799
SC North Charleston Water & Sewer District
Series 2002, Insured: FSA 5.500% 07/01/17	3,040,000	3,336,461
SC Western Carolina Regional Sewer Authority
Series 2005 B, Insured: FSA: 5.250% 03/01/16	6,250,000	6,945,625
5.250% 03/01/19	1,000,000	1,104,720
Water & Sewer Total		20,434,995
Utilities Total		42,610,076
Total Municipal Bonds (cost of $180,082,549)		182,439,576

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2008

Investment Company – 5.2%
	Shares	Value ($)
Columbia Tax Exempt Reserves, Capital Class (7 day yield of 2.390%) (d)(e)	10,231,000	10,231,000
Total Investment Company (cost of $10,231,000)		10,231,000
Total Investments – 98.8% (cost of $190,313,549)(f)		192,670,576
Other Assets & Liabilities, Net – 1.2%		2,288,127
Net Assets – 100.0%		194,958,703

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  A portion of this security with a market value of $323,121 is pledged as collateral for open futures contracts.

(d)  Investments in affiliates during the year ended March 31, 2008: Security name: Columbia Tax-Exempt Reserves, Capital Class, (7 day yield of 2.390%)

Shares as of 03/31/07:	3,867,089
Shares purchased:	45,366,007
Shares sold:	(39,002,096)
Shares as of 03/31/08:	10,231,000
Net realized gain/loss:	$–
Dividend income earned:	$122,709
Value at end of period:	$10,231,000

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Cost for federal income tax purposes is $189,911,879.

At March 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	30.5
Utilities	21.9
Health Care	14.4
Other	9.0
Education	6.9
Transportation	4.3
Industrials	3.7
Resource Recovery	2.9
93.6
Investment Company	5.2
Other Assets & Liabilities, Net	1.2
100.0

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized (Depreciation)
10-Year U.S. Treasury Notes	129	$15,344,953	$14,995,881	Jun-08	$(349,072)

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds – 94.2%
	Par ($)	Value ($)
Education – 1.4%
Education – 1.4%
VA Amherst Industrial Development Authority
Sweet Briar Institute, Series 2006, 5.000% 09/01/26	1,000,000	932,640
VA College Building Authority
Regent University, Series 2006, 5.000% 06/01/21	1,100,000	1,070,960
Roanoke College, Series 2007, 5.000% 04/01/23	1,000,000	1,003,600
Washington & Lee University: Series 1998, Insured: MBIA 5.250% 01/01/26	1,115,000	1,186,795
Series 2006, 5.000% 01/01/15	610,000	671,872
Education Total		4,865,867
Education Total		4,865,867
Health Care – 8.1%
Continuing Care Retirement – 1.8%
VA Fairfax County Economic Development Authority
Goodwin House, Inc., Series 2007, 5.000% 10/01/22	2,500,000	2,338,250
Greenspring Village, Inc., Series 2006 A, 4.750% 10/01/26	2,000,000	1,739,060
VA Henrico County Economic Development Authority
Westminster-Canterbury, Series 2006: 5.000% 10/01/21	1,000,000	960,150
5.000% 10/01/22	1,000,000	949,530
Continuing Care Retirement Total		5,986,990
Hospitals – 6.3%
AZ University Medical Center Corp. Hospital Revenue
Series 2004, 5.250% 07/01/14	1,000,000	1,034,890
VA Fairfax County Industrial Development Authority
Inova Health Systems, Series 1993, Insured: MBIA 5.250% 08/15/19	1,000,000	1,087,320

	Par ($)	Value ($)
VA Fredericksburg Economic Development Authority
Medicorp Health Systems Series 2007: 5.250% 06/15/18	3,000,000	3,209,160
5.250% 06/15/20	6,495,000	6,863,721
VA Medical College of Virginia Hospital Authority
University Health Services, Series 1998, Insured: MBIA 4.800% 07/01/11	1,000,000	1,024,410
VA Roanoke Industrial Development Authority
Carilion Health Center, Series 2002 A, Insured: MBIA 5.250% 07/01/12	4,000,000	4,318,280
VA Small Business Financing Authority Hospital Revenue
Wellmont Health Systems Project Series 2007 A, 5.125% 09/01/22	710,000	683,013
VA Stafford County Economic Development Authority Hospital Facilities
Series 2006, 5.250% 06/15/24	1,000,000	1,007,870
VA Winchester Industrial Development Authority Hospital Revenue,
Series 2007, 5.000% 01/01/26	1,250,000	1,219,738
WI Health & Educational Facilities Authority
Agnesian Healthcare, Inc., Series 2001, 6.000% 07/01/21	1,000,000	1,026,550
Hospitals Total		21,474,952
Health Care Total		27,461,942
Housing – 2.6%
Multi-Family – 2.6%
VA Housing Development Authority
Series 2000 B, AMT, 5.875% 08/01/15	2,655,000	2,718,747
VA Suffolk Redevelopment & Housing Authority
Windsor Fieldstone LP, Series 2001, 4.850% 07/01/31	5,800,000	6,081,010
Multi-Family Total		8,799,757
Housing Total		8,799,757

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Industrials – 1.4%
Chemicals – 0.2%
VA Giles County Industrial Development Authority
Hoechst Celanese Corp., Series 1995, AMT, 5.950% 12/01/25	550,000	489,874
Chemicals Total		489,874
Forest Products & Paper – 1.2%
AL Mobile Industrial Development Board Pollution Control Revenue
International Paper Co., Series 1998 B, 4.750% 04/01/10	2,250,000	2,268,787
GA Richmond County Development Authority
International Paper Co., Series 2001 A, 5.150% 03/01/15	1,450,000	1,442,939
MS Warren County Environmental Improvement
International Paper Co., Series 2000 A, AMT, 6.700% 08/01/18	500,000	515,580
Forest Products & Paper Total		4,227,306
Industrials Total		4,717,180
Other – 20.8%
Other – 4.0%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B: 5.000% 12/01/12	3,000,000	3,150,360
5.000% 12/01/14	560,000	585,984
VA Norfolk Parking Systems Revenue
Series 2005 A, Insured: MBIA 5.000% 02/01/21	5,170,000	5,329,494
VA Virginia Beach Development Authority
Series 2005 A, 5.000% 05/01/21	4,465,000	4,665,791
Other Total		13,731,629
Pool/Bond Bank – 6.4%
VA Resources Authority Airports Revenue
Series 2001 A, 5.250% 08/01/18	1,205,000	1,245,560

	Par ($)	Value ($)
VA Resources Authority Clean Water Revenue
Series 2005: 5.500% 10/01/19	5,180,000	5,924,107
5.500% 10/01/21 (a)	6,475,000	7,337,794
VA Resources Authority Infrastructure Revenue
Pooled Financing Program: Series 2002 B, 5.000% 11/01/13	1,175,000	1,290,326
Series 2003: 5.000% 11/01/18	1,075,000	1,131,577
5.000% 11/01/19	1,125,000	1,182,578
5.000% 11/01/21	1,185,000	1,223,963
5.000% 11/01/22	1,100,000	1,139,215
Series 2005 B, 5.000% 11/01/18	1,030,000	1,110,752
Pool/Bond Bank Total		21,585,872
Refunded/Escrowed (b) – 10.4%
AZ School Facilities Board
Series 2002, Pre-refunded 07/01/12, 5.250% 07/01/14	2,030,000	2,221,064
MS Hospital Facilities & Equipment Authority
Forrest County General Hospital, Series 2000, Pre-refunded 01/01/11, Insured: FSA 5.625% 01/01/20	1,285,000	1,396,204
TX Trinity River Authority Water Revenue
Series 2003, Pre-refunded 02/01/13, Insured: MBIA 5.500% 02/01/14	2,795,000	3,114,413
VA Arlington County Industrial Development Authority
Virginia Hospital Center, Series 2001, Pre-refunded 07/01/11, 5.500% 07/01/13	1,000,000	1,097,000
VA Fairfax County Water & Sewer Authority
Series 2000, Pre-refunded 04/01/10, 5.625% 04/01/25	3,000,000	3,223,170
VA Loudoun County
Series 2001 C, Pre-refunded 11/01/11, 5.000% 11/01/14	510,000	556,257

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Montgomery County Industrial Development Authority
Series 2000 B, Pre-refunded 01/15/11, Insured: AMBAC 5.500% 01/15/22	2,000,000	2,176,920
VA Resources Authority Infrastructure Revenue
Pooled Financing Program, Series 2000 A, Pre-refunded 05/01/11, Insured: MBIA: 5.500% 05/01/21	1,070,000	1,171,661
5.500% 05/01/22	1,120,000	1,226,411
VA Richmond
Series 1999 A, Pre-refunded 01/15/10, Insured: FSA 5.000% 01/15/19	2,855,000	3,018,449
VA Tobacco Settlement Financing Corp.
Series 2005, Refunded to various dates/prices: 5.250% 06/01/19	4,000,000	4,228,280
5.500% 06/01/26	4,250,000	4,660,040
VA Virginia Beach Water & Sewer Revenue
Series 2000, Pre-refunded 08/01/10: 5.250% 08/01/17	1,790,000	1,907,388
5.250% 08/01/19	2,035,000	2,168,455
VA Virginia Beach
Series 2000, Pre-refunded 03/01/10, 5.500% 03/01/17	3,060,000	3,273,006
Refunded/Escrowed Total		35,438,718
Other Total		70,756,219
Resource Recovery – 1.6%
Disposal – 0.6%
VA Arlington County Industrial Development Authority
Ogden Martin Systems of Union, Series 1998 B, AMT, Insured: FSA 5.250% 01/01/10	1,855,000	1,884,290
Disposal Total		1,884,290

	Par ($)	Value ($)
Resource Recovery – 1.0%
VA Fairfax County Economic Development Authority
Series 1998 A, AMT, Insured: AMBAC
6.050% 02/01/09	3,385,000	3,467,357
Resource Recovery Total		3,467,357
Resource Recovery Total		5,351,647
Tax-Backed – 51.9%
Local Appropriated – 8.7%
VA Arlington County Industrial Development Authority
Series 2004: 5.000% 08/01/17	1,205,000	1,306,606
5.000% 08/01/18	1,205,000	1,287,048
VA Bedford County Economic Development Authority
Series 2006, Insured: MBIA 5.000% 05/01/15	1,230,000	1,337,022
VA Fairfax County Economic Development Authority
Series 2003, 5.000% 05/15/15	6,260,000	6,843,056
Series 2005 I-A, 5.000% 04/01/19	1,380,000	1,467,699
Series 2005, 5.000% 01/15/24	2,315,000	2,365,606
VA Hampton Roads Regional Jail Authority
Series 2004, Insured: MBIA: 5.000% 07/01/14	1,750,000	1,903,300
5.000% 07/01/15	1,685,000	1,814,914
5.000% 07/01/16	1,930,000	2,059,870
VA James City County Economic Development Authority
Series 2006, Insured: FSA 5.000% 06/15/23	2,000,000	2,071,500
VA New Kent County Economic Development Authority
Series 2006, Insured: FSA: 5.000% 02/01/15	1,000,000	1,095,060
5.000% 02/01/21	2,075,000	2,177,422
VA Prince William County Industrial Development Authority
Series 2005, 5.250% 02/01/17	1,115,000	1,223,534
Series 2006 A, Insured: AMBAC: 5.000% 09/01/17	800,000	847,864
5.000% 09/01/21	1,625,000	1,662,245
Local Appropriated Total		29,462,746

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Local General Obligations – 16.9%
VA Arlington County
Series 1993, 6.000% 06/01/12	3,285,000	3,695,296
Series 2006, 5.000% 08/01/17	4,000,000	4,400,800
VA Hampton
Series 2004, 5.000% 02/01/15	1,275,000	1,387,901
Series 2005 A, Insured: FGIC 5.000% 04/01/18	1,500,000	1,599,285
VA Leesburg
Series 2006 B, Insured: MBIA 5.000% 09/15/17	1,145,000	1,265,626
VA Loudoun County
Series 1998 B, 5.250% 12/01/15	1,000,000	1,129,860
Series 2005 A, 5.000% 07/01/14	4,000,000	4,419,040
VA Newport News
Series 2006 B, 5.250% 02/01/18	3,030,000	3,384,116
Series 2007 B, 5.250% 07/01/20	2,000,000	2,214,540
VA Norfolk
Series 1998, Insured: FGIC 5.000% 07/01/11	2,450,000	2,487,068
Series 2002 B, Insured: FSA 5.250% 07/01/11	2,000,000	2,162,760
Series 2005, Insured: MBIA 5.000% 03/01/15	5,070,000	5,568,381
VA Portsmouth
Series 2001 A, Insured: FGIC 5.500% 06/01/17	1,030,000	1,034,687
Series 2003, Insured: FSA: 5.000% 07/01/17	4,385,000	4,763,952
5.000% 07/01/19	2,060,000	2,193,097
Series 2006 A, Insured: MBIA 5.000% 07/01/16	1,000,000	1,101,360

	Par ($)	Value ($)
VA Richmond
Series 2002, Insured: FSA 5.250% 07/15/11	2,150,000	2,328,257
Series 2005 A, Insured: FSA 5.000% 07/15/15	8,840,000	9,780,753
VA Virginia Beach
Series 2004 B: 5.000% 05/01/13	1,305,000	1,429,562
5.000% 05/01/17	1,000,000	1,105,990
Local General Obligations Total		57,452,331
Special Non-Property Tax – 11.0%
IL Metropolitan Pier & Exposition Authority
Series 2002 B, Insured: MBIA 5.250% 06/15/11	4,500,000	4,844,745
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC: 5.500% 07/01/19	5,000,000	5,232,450
5.500% 07/01/22	5,000,000	5,113,800
VA Greater Richmond Convention Center Authority
Series 2005, Insured: MBIA: 5.000% 06/15/15	2,480,000	2,681,004
5.000% 06/15/18	3,800,000	3,995,054
5.000% 06/15/25	3,000,000	3,026,880
VA Marquis Community Development Authority
Series 2007, 5.625% 09/01/18	3,000,000	2,855,670
VA Peninsula Town Center Community Development Authority
Series 2007, 6.250% 09/01/24	2,000,000	1,880,800
VA Reynolds Crossing Community Development Authority
Series 2007, 5.100% 03/01/21	2,150,000	1,905,051
VA Watkins Centre Community Development Authority
Series 2007, 5.400% 03/01/20	2,250,000	2,050,312
VA White Oak Village Shops Virginia Community Development Authority
Series 2007, 5.300% 03/01/17	3,900,000	3,697,980
Special Non-Property Tax Total		37,283,746

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Property Tax – 0.8%
VA Fairfax County Economic Development Authority
Series 2004, Insured: MBIA 5.000% 04/01/24	2,865,000	2,927,514
Special Property Tax Total		2,927,514
State Appropriated – 12.4%
VA Biotechnology Research Park Authority
Series 2001, 5.125% 09/01/16	1,100,000	1,169,927
VA College Building Authority
Series 2002 A, 5.000% 02/01/15	1,270,000	1,350,709
Series 2004 A, 5.000% 02/01/17	3,650,000	3,939,846
Series 2006 A: 5.000% 09/01/13	2,000,000	2,199,920
5.000% 09/01/14	2,925,000	3,229,931
VA Port Authority
Series 2003, AMT, Insured: MBIA: 5.125% 07/01/14	1,360,000	1,436,813
5.125% 07/01/15	1,430,000	1,501,071
5.250% 07/01/17	1,585,000	1,652,473
VA Public Building Authority
Series 2002 A, 5.000% 08/01/14	2,790,000	2,989,485
Series 2005 C, 5.000% 08/01/14	3,900,000	4,288,830
Series 2006 A, 5.000% 08/01/15	6,775,000	7,466,118
VA Public School Financing Authority
Series 1998 A, 4.875% 08/01/14	1,445,000	1,470,085
Series 2004 C, 5.000% 08/01/16	8,425,000	9,320,325
State Appropriated Total		42,015,533
State General Obligations – 2.1%
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/23	4,000,000	4,393,680
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	2,000,000	2,117,980

	Par ($)	Value ($)
VA State
Series 2004 B, 5.000% 06/01/15	725,000	793,527
State General Obligations Total		7,305,187
Tax-Backed Total		176,447,057
Transportation – 0.6%
Airports – 0.3%
DC Metropolitan Airport Authority
Series 1998 B, AMT, Insured: MBIA 5.250% 10/01/10	1,000,000	1,019,330
Airports Total		1,019,330
Toll Facilities – 0.3%
VA Richmond Metropolitan Authority
Series 1998, Insured: FGIC 5.250% 07/15/17	1,000,000	1,072,080
Toll Facilities Total		1,072,080
Transportation Total		2,091,410
Utilities – 5.8%
Joint Power Authority – 0.9%
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	2,000,000	2,068,320
WA Energy Northwest Electric
Series 2002 A, Insured: MBIA 5.750% 07/01/18	1,000,000	1,070,130
Joint Power Authority Total		3,138,450
Municipal Electric – 0.3%
PR Puerto Rico Electric Power Authority Power Revenue
Series 2007 V, Insured: FGIC 5.250% 07/01/24	1,000,000	987,010
Municipal Electric Total		987,010
Water & Sewer – 4.6%
VA Fairfax County Water Authority
Series 2005 B, 5.250% 04/01/19	1,835,000	2,050,521
VA Hampton Roads Sanitation District
Series 2007, 5.000% 04/01/22	1,000,000	1,046,470

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Newport News Water Revenue
Series 2007, Insured: FSA 5.000% 06/01/19	1,035,000	1,108,961
VA Norfolk
Series 1995, Insured: MBIA 5.700% 11/01/10	2,000,000	2,004,820
VA Resources Authority
Series 1998, 5.000% 05/01/18	2,970,000	3,002,818
VA Richmond Public Utility Revenue
Series 2007, Insured: FSA 4.500% 01/15/21	1,000,000	1,013,720
VA Spotsylvania County Systems Revenue
Insured: FSA 5.000% 06/01/19	1,030,000	1,103,604
VA Upper Occoquan Sewage Authority
Series 1995 A, Insured: MBIA 5.150% 07/01/20	1,295,000	1,404,674
Series 2005, Insured: FSA 5.000% 07/01/21	2,640,000	2,770,494
Water & Sewer Total		15,506,082
Utilities Total		19,631,542
Total Municipal Bonds (cost of $317,539,286)		320,122,621

Investment Company – 4.3%

	Shares
Columbia Tax Exempt Reserves, Capital Class (7day yield of 2.390%) (c)(d)	14,706,573	14,706,573
Total Investment Company (cost of $14,706,573)		14,706,573
Short-Term Obligations – 0.5%
	Par ($)
Variable Rate Demand Notes (e) – 0.5%
FL Orange County School Board
Series 2007 C, Insured: MBIA, SPA: JPMorgan Chase Bank 1.700% 08/01/22	300,000	300,000

	Par ($)	Value ($)
FL Pinellas County Health Facilities Authority
All Children's Hospital,
Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 6.100% 12/01/15	400,000	400,000
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital,
Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 3.250% 10/01/29	200,000	200,000
Texas Medical Center,
Series 2006, Insured: MBIA, SPA: JPMorgan Chase Bank 2.050% 05/01/35	700,000	700,000
WA Housing Finance Commission
Local 82 JATC Educational Development Trust,
Series 2000, LOC: U.S. Bank N.A. 1.190% 11/01/25	100,000	100,000
Variable Rate Demand Notes Total		1,700,000
Total Short-Term Obligations (cost of $1,700,000)		1,700,000
Total Investments – 99.0% (cost of $333,945,859) (f)		336,529,194
Other Assets & Liabilities, Net – 1.0%		3,292,336
Net Assets – 100.0%		339,821,530

Notes to Investment Portfolio:

(a)  A portion of this security with a market value of $339,975 is pledged as collateral for open futures contracts.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Investments in affiliates during the year ended March 31, 2008: Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 2.390%)

Shares as of 03/31/07:	8,941,227
Shares purchased:	74,470,307
Shares sold:	(68,704,961)
Shares as of 03/31/08:	14,706,573
Net realized gain/loss:	$–
Dividend income earned:	$174,136
Value at end of period:	$14,706,573

(d)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at March 31, 2008.

(f)  Cost for federal income tax purposes is $333,857,639.

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2008

At March 31, 2008, the composition of the Fund by revenue source is as follows:

Holding By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	51.9
Other	20.8
Health Care	8.1
Utilities	5.8
Housing	2.6
Resource Recovery	1.6
Education	1.4
Industrials	1.4
Transportation	0.6
94.2
Investment Company	4.3
Short-term Obligations	0.5
Other Assets & Liabilities, Net	1.0
100.0

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	68	$8,088,812	$8,096,186	Jun-08	$7,374

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Municipal Bond Funds
March 31, 2008

	($)	($)	($)	($)
	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	557,474,547	203,579,483	120,660,639	152,241,186
Affiliated investments, at identified cost	9,000	12,266,085	1,725,000	9,345,660
Total investments, at identified cost	557,483,547	215,845,568	122,385,639	161,586,846
Unaffiliated investments, at value	565,223,925	204,425,882	121,528,898	153,380,664
Affiliated investments, at value	9,000	12,266,085	1,725,000	9,345,660
Total investments, at value	565,232,925	216,691,967	123,253,898	162,726,324
Cash	504,732	1,000,486	956	411
Receivable for:
Fund shares sold	3,236,125	426,616	109,116	44,679
Interest	7,149,652	2,517,554	1,637,842	2,178,642
Futures variation margin	—	—	2,711	—
Expense reimbursement due from Investment Advisor	4,095	17,896	28,587	—
Other assets	7,372	4,068	861	1,063
Total Assets	576,134,901	220,658,587	125,033,971	164,951,119
Liabilities
Loan payable	—	1,000,000	—	—
Payable for:
Expense reimbursement due to Investment Advisor	—	—	—	1,525
Investments purchased	501,895	—	—	—
Investments purchased on delayed delivery basis	6,685,646	—	—	—
Fund shares redeemed	221,940	208,467	549,720	43,604
Futures variation margin	—	8,500	—	8,250
Distributions	1,095,917	561,697	399,240	451,218
Investment advisory fee	117,798	56,354	42,344	55,661
Administration fee	50,123	15,682	11,124	15,607
Transfer agent fee	8,579	1,856	2,120	1,992
Pricing and bookkeeping fees	10,585	6,419	6,121	7,022
Merger fees	99,522	35,529	—	—
Trustees' fees	76,008	43,765	87,808	95,166
Audit fee	25,600	34,655	28,345	25,674
Distribution and service fees	20,295	3,822	5,839	9,159
Custody fee	5,644	1,646	3,331	1,781
Legal fee	27,000	23,736	24,083	27,606
Chief compliance officer fees and expenses	184	152	149	218
Other liabilities	19,020	4,834	10,163	9,977
Total Liabilities	8,965,756	2,007,114	1,170,387	754,460
Net Assets	567,169,145	218,651,473	123,863,584	164,196,659
Net Assets Consist of
Paid-in capital	570,692,759	218,041,883	123,725,232	165,271,385
Undistributed (overdistributed) net investment income	86,512	(14,480)	224,819	208,898
Accumulated net realized loss	(11,359,504)	(212,517)	(957,437)	(2,413,579)
Net unrealized appreciation (depreciation) on:
Investments	7,749,378	846,399	868,259	1,139,478
Futures contracts	—	(9,812)	2,711	(9,523)
Net Assets	567,169,145	218,651,473	123,863,584	164,196,659

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	174,674,353	180,082,549	319,239,286
Affiliated investments, at identified cost	9,890,000	10,231,000	14,706,573
Total investments, at identified cost	184,564,353	190,313,549	333,945,859
Unaffiliated investments, at value	175,886,202	182,439,576	321,822,621
Affiliated investments, at value	9,890,000	10,231,000	14,706,573
Total investments, at value	185,776,202	192,670,576	336,529,194
Cash	930	872	1,141
Receivable for:
Fund shares sold	243,879	675,887	338,428
Interest	2,589,355	2,479,709	4,206,178
Futures variation margin	—	—	7,374
Expense reimbursement due from Investment Advisor	22,468	19,404	22,208
Other assets	1,176	1,154	2,041
Total Assets	188,634,010	195,847,602	341,106,564
Liabilities
Loan payable	—	—	—
Payable for:
Expense reimbursement due to Investment Advisor	—	—	—
Investments purchased	—	—	—
Investments purchased on delayed delivery basis	5,024,680	—	—
Fund shares redeemed	111,745	6,596	31,327
Futures variation margin	33,000	32,250	—
Distributions	516,703	592,841	917,970
Investment advisory fee	61,480	65,362	114,015
Administration fee	17,795	18,862	35,187
Transfer agent fee	3,348	2,886	3,913
Pricing and bookkeeping fees	9,410	6,961	10,085
Merger fees	—	—	—
Trustees' fees	93,661	89,416	89,431
Audit fee	25,702	26,529	23,937
Distribution and service fees	9,666	10,337	13,183
Custody fee	1,435	2,024	3,246
Legal fee	26,587	29,289	28,459
Chief compliance officer fees and expenses	160	340	345
Other liabilities	9,432	5,206	13,936
Total Liabilities	5,944,804	888,899	1,285,034
Net Assets	182,689,206	194,958,703	339,821,530
Net Assets Consist of
Paid-in capital	182,157,493	193,274,329	336,415,785
Undistributed (overdistributed) net investment income	678,492	1,125,877	822,411
Accumulated net realized loss	(1,001,439)	(1,449,458)	(7,375)
Net unrealized appreciation (depreciation) on:
Investments	1,211,849	2,357,027	2,583,335
Futures contracts	(357,189)	(349,072)	7,374
Net Assets	182,689,206	194,958,703	339,821,530

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Municipal Bond Funds
March 31, 2008 (continued)

	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Class A
Net assets	$31,951,586	$13,488,407	$13,741,790	$24,404,737
Shares outstanding	3,095,220	1,420,176	1,328,126	2,337,623
Net asset value per share (a)	$10.32	$9.50	$10.35	$10.44
Maximum sales charge	1.00%	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.42	$9.82	$10.70	$10.79
Class B
Net assets	$615,183	$474,530	$1,364,181	$2,688,987
Shares outstanding	59,595	50,010	131,752	257,392
Net asset value and offering price per share (a)	$10.32	$9.49	$10.35	$10.45
Class C
Net assets	$14,816,059	$1,262,722	$1,830,165	$1,597,271
Shares outstanding	1,435,287	132,936	176,858	153,000
Net asset value and offering price per share (a)	$10.32	$9.50	$10.35	$10.44
Class Z
Net assets	$519,786,317	$203,425,814	$106,927,448	$135,505,664
Shares outstanding	50,354,245	21,453,120	10,333,979	12,977,483
Net asset value, offering and redemption price per share	$10.32	$9.48	$10.35	$10.44

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Class A
Net assets	$22,398,965	$16,006,735	$48,158,064
Shares outstanding	2,222,939	1,599,558	4,521,926
Net asset value per share (a)	$10.08	$10.01	$10.65
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.42	$10.35	$11.01
Class B
Net assets	$2,667,922	$2,267,588	$2,434,211
Shares outstanding	264,761	226,519	228,469
Net asset value and offering price per share (a)	$10.08	$10.01	$10.65
Class C
Net assets	$3,107,705	$5,697,298	$967,258
Shares outstanding	308,398	569,036	90,838
Net asset value and offering price per share (a)	$10.08	$10.01	$10.65
Class Z
Net assets	$154,514,614	$170,987,082	$288,261,997
Shares outstanding	15,341,003	17,082,810	27,070,316
Net asset value, offering and redemption price per share	$10.07	$10.01	$10.65

See Accompanying Notes to Financial Statements.

Statements of Operations – Municipal Bond Funds
For the Year Ended March 31, 2008

	($)	($)	($)	($)
	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Investment Income
Interest	15,405,616	6,243,203	5,394,193	7,198,464
Dividends from affiliates	104,925	292,419	111,258	268,472
Total Investment Income	15,510,541	6,535,622	5,505,451	7,466,936
Expenses
Investment advisory fee	1,244,272	628,029	483,879	665,252
Administration fee	511,659	163,661	115,028	176,246
Distribution fee:
Class B	5,048	5,393	12,238	23,474
Class C	109,806	8,975	14,356	12,528
Service fee:
Class A	77,161	24,877	36,507	60,524
Class B	1,683	1,797	4,079	7,825
Class C	36,602	2,992	4,786	4,176
Transfer agent fee	26,507	5,153	11,013	12,221
Pricing and bookkeeping fees	118,770	82,942	74,426	83,948
Trustees' fee	24,677	11,977	24,491	23,634
Custody fee	20,749	10,843	12,355	9,926
Legal fees	54,626	60,527	60,660	62,012
Chief compliance officer expense	709	760	747	681
Other expenses	129,797	67,256	69,296	65,234
Expenses before interest expense	2,362,066	1,075,182	923,861	1,207,681
Interest expense	194	94	385	—
Total Expenses	2,362,260	1,075,276	924,246	1,207,681
Expenses waived or reimbursed by investment advisor	(470,889)	(245,824)	(246,888)	(267,402)
Expense reductions	(2,177)	(287)	(158)	(187)
Net Expenses	1,889,194	829,165	677,200	940,092
Net Investment Income	13,621,347	5,706,457	4,828,251	6,526,844
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(324,280)	1,058	344,143	266,578
Futures contracts	—	(110,864)	(136,191)	12,280
Net realized gain (loss)	(324,280)	(109,806)	207,952	278,858
Change in net unrealized appreciation (depreciation) on:
Investments	6,215,554	(1,753,933)	(2,426,020)	(3,307,624)
Futures contracts	—	(9,812)	2,711	(9,523)
Net change in net unrealized appreciation (depreciation)	6,215,554	(1,763,745)	(2,423,309)	(3,317,147)
Net Gain (Loss)	5,891,274	(1,873,551)	(2,215,357)	(3,038,289)
Net Increase Resulting from Operations	19,512,621	3,832,906	2,612,894	3,488,555

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Investment Income
Interest	7,871,234	8,196,899	13,835,420
Dividends from affiliates	162,613	122,709	174,136
Total Investment Income	8,033,847	8,319,608	14,009,556
Expenses
Investment advisory fee	716,191	735,156	1,314,492
Administration fee	193,432	199,829	395,351
Distribution fee:
Class B	22,989	18,541	20,605
Class C	24,431	44,051	8,793
Service fee:
Class A	47,154	41,955	119,797
Class B	7,663	6,180	6,868
Class C	8,144	14,684	2,931
Transfer agent fee	15,133	10,323	22,225
Pricing and bookkeeping fees	86,956	84,427	113,544
Trustees' fee	23,847	23,904	20,478
Custody fee	11,986	11,856	16,743
Legal fees	67,829	66,476	65,251
Chief compliance officer expense	627	959	1,014
Other expenses	74,363	59,587	82,936
Expenses before interest expense	1,300,745	1,317,928	2,191,028
Interest expense	—	—	—
Total Expenses	1,300,745	1,317,928	2,191,028
Expenses waived or reimbursed by investment advisor	(293,196)	(273,304)	(386,045)
Expense reductions	(1,930)	(116)	(352)
Net Expenses	1,005,619	1,044,508	1,804,631
Net Investment Income	7,028,228	7,275,100	12,204,925
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	565,257	116,928	627,821
Futures contracts	(1,591,019)	(1,574,781)	(311,224)
Net realized gain (loss)	(1,025,762)	(1,457,853)	316,597
Change in net unrealized appreciation (depreciation) on:
Investments	(3,976,040)	(2,592,834)	(2,768,377)
Futures contracts	(357,189)	(349,072)	7,374
Net change in net unrealized appreciation (depreciation)	(4,333,229)	(2,941,906)	(2,761,003)
Net Gain (Loss)	(5,358,991)	(4,399,759)	(2,444,406)
Net Increase Resulting from Operations	1,669,237	2,875,341	9,760,519

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Municipal Bond Funds

	Columbia Short Term Municipal Bond Fund		Columbia California Intermediate Municipal Bond Fund		Columbia Georgia Intermediate Municipal Bond Fund		Columbia Maryland Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)
Operations
Net investment income	13,621,347	15,350,173	5,706,457	5,022,168	4,828,251	4,929,421	6,526,844	7,010,564
Net realized gain (loss) on investments and futures contracts	(324,280)	(2,595,153)	(109,806)	(75,389)	207,952	394,628	278,858	(198,230)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,215,554	4,045,123	(1,763,745)	2,040,903	(2,423,309)	3,101	(3,317,147)	1,304,132
Net increase resulting from operations	19,512,621	16,800,143	3,832,906	6,987,682	2,612,894	5,327,150	3,488,555	8,116,466
Distributions to Shareholders
From net investment income:
Class A	(953,775)	(1,218,652)	(338,673)	(265,166)	(554,942)	(634,308)	(906,104)	(957,155)
Class B	(15,791)	(17,711)	(19,290)	(27,429)	(49,747)	(70,349)	(93,676)	(174,008)
Class C	(343,429)	(444,318)	(31,931)	(34,638)	(58,390)	(61,968)	(49,971)	(56,726)
Class Z	(12,309,140)	(13,669,413)	(5,317,416)	(4,694,935)	(4,164,874)	(4,162,796)	(5,477,093)	(5,822,675)
From net realized gains:
Class A	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class Z	—	—	—	—	—	—	—	—
Total Distributions to Shareholders	(13,622,135)	(15,350,094)	(5,707,310)	(5,022,168)	(4,827,953)	(4,929,421)	(6,526,844)	(7,010,564)
Share Transactions
Class A
Subscriptions	8,033,820	4,110,072	9,402,372	4,701,281	1,338,245	1,490,712	2,675,243	3,044,033
Distributions reinvested	638,396	875,604	235,748	168,276	370,689	429,768	730,698	773,796
Redemptions	(9,995,991)	(24,263,686)	(5,162,455)	(3,004,380)	(3,277,398)	(4,300,382)	(3,289,064)	(8,108,533)
Net Increase (Decrease)	(1,323,775)	(19,278,010)	4,475,665	1,865,177	(1,568,464)	(2,379,902)	116,877	(4,290,704)
Class B
Subscriptions	—	—	20,000	129,595	71,633	141,561	—	49,329
Distributions reinvested	12,967	15,459	10,731	12,554	40,741	59,735	60,698	119,576
Redemptions	(147,534)	(182,879)	(422,520)	(541,230)	(678,102)	(829,744)	(1,470,529)	(3,861,009)
Net Decrease	(134,567)	(167,420)	(391,789)	(399,081)	(565,728)	(628,448)	(1,409,831)	(3,692,104)
Class C
Subscriptions	1,826,426	615,012	202,568	117	230,256	238,000	22,160	6,371
Distributions reinvested	202,939	258,426	12,239	12,073	28,431	29,539	44,109	46,151
Redemptions	(3,955,404)	(7,237,515)	(206,033)	(95,947)	(269,972)	(584,524)	(203,519)	(275,996)
Net Increase (Decrease)	(1,926,039)	(6,364,077)	8,774	(83,757)	(11,285)	(316,985)	(137,250)	(223,474)

See Accompanying Notes to Financial Statements.

	Columbia North Carolina Intermediate Municipal Bond Fund		Columbia South Carolina Intermediate Municipal Bond Fund		Columbia Virginia Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)
Operations
Net investment income	7,028,228	6,884,338	7,275,100	7,410,435	12,204,925	12,092,644
Net realized gain (loss) on investments and futures contracts	(1,025,762)	454,190	(1,457,853)	914,243	316,597	297,842
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,333,229)	278,717	(2,941,906)	383,575	(2,761,003)	3,031,065
Net increase resulting from operations	1,669,237	7,617,245	2,875,341	8,708,253	9,760,519	15,421,551
Distributions to Shareholders
From net investment income:
Class A	(705,245)	(699,129)	(633,664)	(661,285)	(1,683,745)	(1,809,970)
Class B	(91,660)	(122,608)	(74,758)	(105,982)	(75,974)	(105,356)
Class C	(97,453)	(140,808)	(177,872)	(202,019)	(32,471)	(40,227)
Class Z	(6,134,131)	(5,921,793)	(6,388,210)	(6,441,149)	(10,414,826)	(10,137,092)
From net realized gains:
Class A	(5,438)	(99,850)	(28,635)	(78,293)	(20,401)	(218,595)
Class B	(797)	(21,355)	(4,321)	(15,062)	(1,128)	(16,617)
Class C	(900)	(26,005)	(10,308)	(30,412)	(452)	(6,015)
Class Z	(42,641)	(791,581)	(266,009)	(723,990)	(120,368)	(1,133,712)
Total Distributions to Shareholders	(7,078,265)	(7,823,129)	(7,583,777)	(8,258,192)	(12,349,365)	(13,467,584)
Share Transactions
Class A
Subscriptions	7,433,696	2,212,162	1,233,227	1,400,639	3,576,102	2,154,951
Distributions reinvested	499,354	568,331	415,322	471,264	1,182,697	1,421,892
Redemptions	(3,624,361)	(3,203,773)	(2,655,412)	(3,308,273)	(5,120,656)	(8,009,387)
Net Increase (Decrease)	4,308,689	(423,280)	(1,006,863)	(1,436,370)	(361,857)	(4,432,544)
Class B
Subscriptions	174,567	10,099	96,314	234,183	93,685	48,757
Distributions reinvested	62,384	93,674	54,011	77,933	40,210	74,076
Redemptions	(1,255,627)	(800,670)	(684,399)	(1,589,049)	(795,493)	(1,387,982)
Net Decrease	(1,018,676)	(696,897)	(534,074)	(1,276,933)	(661,598)	(1,265,149)
Class C
Subscriptions	289,168	460,455	677,264	633,778	107,841	153,069
Distributions reinvested	20,755	25,349	89,680	109,190	26,321	33,051
Redemptions	(865,730)	(1,374,325)	(1,241,157)	(1,489,569)	(496,482)	(306,978)
Net Increase (Decrease)	(555,807)	(888,521)	(474,213)	(746,601)	(362,320)	(120,858)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Municipal Bond Funds (continued)

	Columbia Short Term Municipal Bond Fund		Columbia California Intermediate Municipal Bond Fund		Columbia Georgia Intermediate Municipal Bond Fund		Columbia Maryland Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)
Class Z
Subscriptions	131,348,478	65,182,894	53,037,581	32,654,376	27,477,538	18,409,945	22,342,218	15,922,883
Proceeds received in connection with merger	97,847,055	—	48,045,319	—	—	—	—	—
Distributions reinvested	295,206	288,143	96,269	67,514	92,793	39,415	103,832	103,557
Redemptions	(95,502,440)	(215,962,151)	(28,923,165)	(23,921,634)	(19,297,800)	(20,511,445)	(25,530,548)	(24,409,370)
Net Increase (Decrease)	133,988,299	(150,491,114)	72,256,004	8,800,256	8,272,531	(2,062,085)	(3,084,498)	(8,382,930)
Net Increase (Decrease) from Share Transactions	130,603,918	(176,300,621)	76,348,654	10,182,595	6,127,054	(5,387,420)	(4,514,702)	(16,589,212)
Total Increase (Decrease) in Net Assets	136,494,404	(174,850,572)	74,474,250	12,148,109	3,911,995	(4,989,691)	(7,552,991)	(15,483,310)
Net Assets
Beginning of year	430,674,741	605,525,313	144,177,223	132,029,114	119,951,589	124,941,280	171,749,650	187,232,960
End of year	567,169,145	430,674,741	218,651,473	144,177,223	123,863,584	119,951,589	164,196,659	171,749,650
Undistributed (Overdistributed) net investment income at the end of period	86,512	87,301	(14,480)	(13,627)	224,819	229,335	208,898	200,427
Changes in Shares
Class A
Subscriptions	782,648	405,014	986,015	489,572	127,503	141,080	254,321	287,072
Issued for distributions reinvested	62,539	86,217	24,726	17,546	35,519	40,786	69,495	72,891
Redemptions	(979,492)	(2,389,424)	(536,613)	(314,352)	(311,911)	(409,338)	(312,326)	(766,752)
Net Increase (Decrease)	(134,305)	(1,898,193)	474,128	192,766	(148,889)	(227,472)	11,490	(406,789)
Class B
Subscriptions	—	—	2,117	13,619	6,882	13,423	—	4,639
Issued for distributions reinvested	1,271	1,522	1,127	1,311	3,902	5,667	5,767	11,272
Redemptions	(14,359)	(18,003)	(44,129)	(56,798)	(64,784)	(78,740)	(139,390)	(365,143)
Net Decrease	(13,088)	(16,481)	(40,885)	(41,868)	(54,000)	(59,650)	(133,623)	(349,232)
Class C
Subscriptions	177,587	60,568	21,297	12	21,938	22,540	2,093	599
Issued for distributions reinvested	19,882	25,443	1,284	1,260	2,724	2,804	4,195	4,348
Redemptions	(388,870)	(712,311)	(21,981)	(10,132)	(25,761)	(55,650)	(19,481)	(26,073)
Net Increase (Decrease)	(191,401)	(626,300)	600	(8,860)	(1,099)	(30,306)	(13,193)	(21,126)
Class Z
Subscriptions	12,794,324	6,414,748	5,575,460	3,415,279	2,637,503	1,745,169	2,121,681	1,500,846
Issued in connection with merger	9,476,089	—	5,066,126	—	—	—	—	—
Issued for distributions reinvested	28,907	28,369	10,118	7,036	8,891	3,739	9,879	9,755
Redemptions	(9,354,113)	(21,278,738)	(3,031,306)	(2,506,068)	(1,847,120)	(1,944,310)	(2,423,891)	(2,298,255)
Net Increase (Decrease)	12,945,207	(14,835,621)	7,620,398	916,247	799,274	(195,402)	(292,331)	(787,654)

See Accompanying Notes to Financial Statements.

	Columbia North Carolina Intermediate Municipal Bond Fund		Columbia South Carolina Intermediate Municipal Bond Fund		Columbia Virginia Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)
Class Z
Subscriptions	50,260,605	37,527,961	35,395,599	24,105,098	57,482,310	48,530,283
Proceeds received in connection with merger	—	—	—	—	—	—
Distributions reinvested	194,351	517,470	217,206	240,407	139,657	175,285
Redemptions	(46,764,807)	(21,294,036)	(17,962,290)	(27,374,508)	(40,935,530)	(42,886,356)
Net Increase (Decrease)	3,690,149	16,751,395	17,650,515	(3,029,003)	16,686,437	5,819,212
Net Increase (Decrease) from Share Transactions	6,424,355	14,742,697	15,635,365	(6,488,907)	15,300,662	661
Total Increase (Decrease) in Net Assets	1,015,327	14,536,813	10,926,929	(6,038,846)	12,711,816	1,954,628
Net Assets
Beginning of year	181,673,879	167,137,066	184,031,774	190,070,620	327,109,714	325,155,086
End of year	182,689,206	181,673,879	194,958,703	184,031,774	339,821,530	327,109,714
Undistributed (Overdistributed) net investment income at the end of period	678,492	779,268	1,125,877	1,152,134	822,411	827,359
Changes in Shares
Class A
Subscriptions	725,063	212,865	121,836	136,299	333,356	201,409
Issued for distributions reinvested	48,855	54,690	40,981	45,870	110,906	132,786
Redemptions	(352,278)	(308,620)	(261,413)	(323,573)	(480,637)	(749,123)
Net Increase (Decrease)	421,640	(41,065)	(98,596)	(141,404)	(36,375)	(414,928)
Class B
Subscriptions	17,162	969	9,594	22,725	8,744	4,581
Issued for distributions reinvested	6,095	9,016	5,328	7,587	3,770	6,924
Redemptions	(122,231)	(77,080)	(67,375)	(154,627)	(74,602)	(129,569)
Net Decrease	(98,974)	(67,095)	(52,453)	(124,315)	(62,088)	(118,064)
Class C
Subscriptions	28,515	44,395	66,448	61,724	10,030	14,290
Issued for distributions reinvested	2,029	2,439	8,848	10,617	2,469	3,087
Redemptions	(84,234)	(132,014)	(121,572)	(145,459)	(46,494)	(28,462)
Net Increase (Decrease)	(53,690)	(85,180)	(46,276)	(73,118)	(33,995)	(11,085)
Class Z
Subscriptions	4,905,348	3,611,328	3,510,755	2,347,476	5,391,242	4,535,153
Issued in connection with merger	—	—	—	—	—	—
Issued for distributions reinvested	19,023	49,899	21,409	23,387	13,093	16,395
Redemptions	(4,557,849)	(2,048,095)	(1,769,589)	(2,659,338)	(3,840,689)	(4,009,896)
Net Increase (Decrease)	366,522	1,613,132	1,762,575	(288,475)	1,563,646	541,652

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007		2006 (a)		2005	2004
Net Asset Value, Beginning of Period	$10.17		$10.14		$10.21		$10.42	$10.40
Income from Investment Operations:
Net investment income (b)	0.32		0.30		0.22		0.22	0.20
Net realized and unrealized gain (loss) on investments	0.15		0.03		(0.04)		(0.21)	0.02
Total from investment operations	0.47		0.33		0.18		0.01	0.22
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.30)		(0.25)		(0.22)	(0.20)
Net Asset Value, End of Period	$10.32		$10.17		$10.14		$10.21	$10.42
Total return (c)(d)	4.66%		3.30%		1.80%		0.07%	2.09%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.65	%(e)	0.65	%(e)	0.65	%(e)	0.65%	0.65%
Interest expense (f)	—%		—%		—%		—%	—%
Net expenses	0.65	%(e)	0.65	%(e)	0.65	%(e)	0.65%	0.65%
Waiver/Reimbursement	0.11%		0.11%		0.08%		0.15%	0.18%
Net investment income	3.09	%(e)	2.95	%(e)	2.47	%(e)	2.10%	1.87%
Portfolio turnover rate	73%		98%		13%		17%	20%
Net assets, end of period (000's)	$31,952		$32,855		$52,003		$88,601	$181,802

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007		2006 (a)		2005	2004
Net Asset Value, Beginning of Period	$10.17		$10.14		$10.21		$10.42	$10.40
Income from Investment Operations:
Net investment income (b)	0.24		0.22		0.16		0.14	0.12
Net realized and unrealized gain (loss) on investments	0.15		0.03		(0.05)		(0.21)	0.02
Total from investment operations	0.39		0.25		0.11		(0.07)	0.14
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.22)		(0.18)		(0.14)	(0.12)
Net Asset Value, End of Period	$10.32		$10.17		$10.14		$10.21	$10.42
Total return (c)(d)	3.88%		2.54%		1.04%		(0.68)%	1.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40%	1.40%
Interest expense (f)	—%		—%		—%		—%	—%
Net expenses	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40%	1.40%
Waiver/Reimbursement	0.11%		0.11%		0.08%		0.15%	0.18%
Net investment income	2.35	%(e)	2.20	%(e)	1.72	%(e)	1.35%	1.12%
Portfolio turnover rate	73%		98%		13%		17%	20%
Net assets, end of period (000's)	$615		$739		$904		$1,186	$1,356

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007		2006 (a)		2005	2004
Net Asset Value, Beginning of Period	$10.17		$10.14		$10.21		$10.42	$10.40
Income from Investment Operations:
Net investment income (b)	0.24		0.22		0.16		0.14	0.12
Net realized and unrealized gain (loss) on investments	0.15		0.03		(0.05)		(0.21)	0.02
Total from investment operations	0.39		0.25		0.11		(0.07)	0.14
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.22)		(0.18)		(0.14)	(0.12)
Net Asset Value, End of Period	$10.32		$10.17		$10.14		$10.21	$10.42
Total return (c)(d)	3.88%		2.53%		1.04%		(0.68)%	1.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40%	1.40%
Interest expense (f)	—%		—%		—%		—%	—%
Net expenses	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40%	1.40%
Waiver/Reimbursement	0.11%		0.11%		0.08%		0.15%	0.18%
Net investment income	2.35	%(e)	2.20	%(e)	1.72	%(e)	1.34%	1.12%
Portfolio turnover rate	73%		98%		13%		17%	20%
Net assets, end of period (000's)	$14,816		$16,549		$22,848		$32,123	$56,551

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007		2006 (a)		2005	2004
Net Asset Value, Beginning of Period	$10.17		$10.14		$10.21		$10.42	$10.40
Income from Investment Operations:
Net investment income (b)	0.34		0.32		0.25		0.24	0.22
Net realized and unrealized gain (loss) on investments	0.15		0.04		(0.04)		(0.21)	0.02
Total from investment operations	0.49		0.36		0.21		0.03	0.24
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.33)		(0.28)		(0.24)	(0.22)
Net Asset Value, End of Period	$10.32		$10.17		$10.14		$10.21	$10.42
Total return (c)(d)	4.92%		3.56%		2.05%		0.31%	2.34%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.40	%(e)	0.40	%(e)	0.40	%(e)	0.40%	0.40%
Interest expense (f)	—%		—%		—%		—%	—%
Net expenses	0.40	%(e)	0.40	%(e)	0.40	%(e)	0.40%	0.40%
Waiver/Reimbursement	0.11%		0.11%		0.08%		0.15%	0.18%
Net investment income	3.34	%(e)	3.20	%(e)	2.72	%(e)	2.35%	2.12%
Portfolio turnover rate	73%		98%		13%		17%	20%
Net assets, end of period (000's)	$519,786		$380,532		$529,770		$840,910	$1,009,036

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.63		$9.49		$9.63		$10.01		$10.02
Income from Investment Operations:
Net investment income (b)	0.33		0.33		0.31		0.30		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.13)		0.14		(0.08)		(0.27)		0.05
Total from investment operations	0.20		0.47		0.23		0.03		0.37
Less Distributions to Shareholders:
From net investment income	(0.33)		(0.33)		(0.32)		(0.30)		(0.32)
From net realized gains	—		—		(0.05)		(0.11)		(0.06)
Total distributions to shareholders	(0.33)		(0.33)		(0.37)		(0.41)		(0.38)
Net Asset Value, End of Period	$9.50		$9.63		$9.49		$9.63		$10.01
Total return (c)(d)	2.08%		5.00%		2.37%		0.34%		3.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%		0.75%
Interest expense	—	%(f)	—		—	%(f)	—	%(f)	—	%(f)
Net expenses	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%		0.75%
Waiver/Reimbursement	0.16%		0.20%		0.18%		0.28%		0.24%
Net investment income	3.40	%(e)	3.41	%(e)	3.30	%(e)	3.10%		3.15%
Portfolio turnover rate	5%		13%		35%		26%		12%
Net assets, end of period (000's)	$13,488		$9,108		$7,145		$5,427		$10,151

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.62		$9.48		$9.62		$10.00		$10.01
Income from Investment Operations:
Net investment income (b)	0.26		0.26		0.24		0.23		0.24
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)		0.14		(0.08)		(0.27)		0.05
Total from investment operations	0.12		0.40		0.16		(0.04)		0.29
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.26)		(0.25)		(0.23)		(0.24)
From net realized gains	—		—		(0.05)		(0.11)		(0.06)
Total distributions to shareholders	(0.25)		(0.26)		(0.30)		(0.34)		(0.30)
Net Asset Value, End of Period	$9.49		$9.62		$9.48		$9.62		$10.00
Total return (c)(d)	1.32%		4.22%		1.61%		(0.41)%		2.95%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Interest expense	—	%(f)	—		—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Waiver/Reimbursement	0.16%		0.20%		0.18%		0.28%		0.24%
Net investment income	2.69	%(e)	2.67	%(e)	2.55	%(e)	2.33%		2.40%
Portfolio turnover rate	5%		13%		35%		26%		12%
Net assets, end of period (000's)	$475		$874		$1,258		$1,163		$1,281

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.63		$9.49		$9.63		$10.01		$10.02
Income from Investment Operations:
Net investment income (b)	0.26		0.26		0.25		0.23		0.24
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)		0.14		(0.09)		(0.27)		0.05
Total from investment operations	0.12		0.40		0.16		(0.04)		0.29
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.26)		(0.25)		(0.23)		(0.24)
From net realized gains	—		—		(0.05)		(0.11)		(0.06)
Total distributions to shareholders	(0.25)		(0.26)		(0.30)		(0.34)		(0.30)
Net Asset Value, End of Period	$9.50		$9.63		$9.49		$9.63		$10.01
Total return (c)(d)	1.31%		4.22%		1.61%		(0.40)%		2.95%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Interest expense	—	%(f)	—		—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Waiver/Reimbursement	0.16%		0.20%		0.18%		0.28%		0.24%
Net investment income	2.67	%(e)	2.67	%(e)	2.55	%(e)	2.33%		2.40%
Portfolio turnover rate	5%		13%		35%		26%		12%
Net assets, end of period (000's)	$1,263		$1,274		$1,339		$2,797		$4,075

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$9.61		$9.47		$9.61		$9.99		$10.00
Income from Investment Operations:
Net investment income (b)	0.35		0.35		0.34		0.33		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.13)		0.14		(0.09)		(0.27)		0.05
Total from investment operations	0.22		0.49		0.25		0.06		0.39
Less Distributions to Shareholders:
From net investment income	(0.35)		(0.35)		(0.34)		(0.33)		(0.34)
From net realized gains	—		—		(0.05)		(0.11)		(0.06)
Total distributions to shareholders	(0.35)		(0.35)		(0.39)		(0.44)		(0.40)
Net Asset Value, End of Period	$9.48		$9.61		$9.47		$9.61		$9.99
Total return (c)(d)	2.33%		5.27%		2.63%		0.59%		3.99%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%		0.50%
Interest expense	—	%(f)	—		—	%(f)	—	%(f)	—	%(f)
Net expenses	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50		0.50
Waiver/Reimbursement	0.16%		0.20%		0.18%		0.28%		0.24%
Net investment income	3.66	%(e)	3.67	%(e)	3.55	%(e)	3.32%		3.40%
Portfolio turnover rate	5%		13%		35%		26%		12%
Net assets, end of period (000's)	$203,426		$132,921		$122,286		$116,533		$128,957

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.54		$10.51		$10.66		$10.98		$10.92
Income from Investment Operations:
Net investment income (b)	0.40		0.40		0.40		0.41		0.42
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)		0.03		(0.15)		(0.32)		0.06
Total from investment operations	0.21		0.43		0.25		0.09		0.48
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.40)		(0.40)		(0.41)		(0.42)
Net Asset Value, End of Period	$10.35		$10.54		$10.51		$10.66		$10.98
Total return (c)(d)	2.00%		4.20%		2.38%		0.80%		4.47%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%		0.75%
Interest expense	—	%(f)	—		—	%(f)	—	%(f)	—	%(f)
Net expenses	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%		0.75%
Waiver/Reimbursement	0.20%		0.21%		0.19%		0.25%		0.23%
Net investment income	3.80	%(e)	3.84	%(e)	3.79	%(e)	3.76%		3.83%
Portfolio turnover rate	28%		26%		12%		8%		11%
Net assets, end of period (000's)	$13,742		$15,574		$17,913		$21,415		$21,887

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.55		$10.52		$10.67		$10.99		$10.92
Income from Investment Operations:
Net investment income (b)	0.32		0.33		0.32		0.32		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.20)		0.03		(0.15)		(0.32)		0.07
Total from investment operations	0.12		0.36		0.17		—		0.41
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.33)		(0.32)		(0.32)		(0.34)
Net Asset Value, End of Period	$10.35		$10.55		$10.52		$10.67		$10.99
Total return (c)(d)	1.15%		3.43%		1.62%		0.05%		3.79%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Interest expense	—	%(f)	—		—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Waiver/Reimbursement	0.20%		0.21%		0.19%		0.25%		0.23%
Net investment income	3.05	%(e)	3.09	%(e)	3.04	%(e)	3.01%		3.08%
Portfolio turnover rate	28%		26%		12%		8%		11%
Net assets, end of period (000's)	$1,364		$1,960		$2,581		$6,662		$7,462

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.55		$10.51		$10.66		$10.98		$10.92
Income from Investment Operations:
Net investment income (b)	0.32		0.33		0.32		0.33		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.20)		0.04		(0.15)		(0.33)		0.06
Total from investment operations	0.12		0.37		0.17		—		0.40
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.33)		(0.32)		(0.32)		(0.34)
Net Asset Value, End of Period	$10.35		$10.55		$10.51		$10.66		$10.98
Total return (c)(d)	1.14%		3.52%		1.62%		0.05%		3.69%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Interest expense	—	%(f)	—		—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Waiver/Reimbursement	0.20%		0.21%		0.19%		0.25%		0.23%
Net investment income	3.05	%(e)	3.09	%(e)	3.04	%(e)	3.01%		3.08%
Portfolio turnover rate	28%		26%		12%		8%		11%
Net assets, end of period (000's)	$1,830		$1,877		$2,189		$3,254		$4,769

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.54		$10.51		$10.66		$10.98		$10.92
Income from Investment Operations:
Net investment income (b)	0.42		0.43		0.43		0.43		0.45
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)		0.03		(0.15)		(0.32)		0.06
Total from investment operations	0.23		0.46		0.28		0.11		0.51
Less Distributions to Shareholders:
From net investment income	(0.42)		(0.43)		(0.43)		(0.43)		(0.45)
Net Asset Value, End of Period	$10.35		$10.54		$10.51		$10.66		$10.98
Total return (c)(d)	2.26%		4.46%		2.63%		1.05%		4.73%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%		0.50%
Interest expense	—	%(f)	—		—	%(f)	—	%(f)	—	%(f)
Net expenses	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%		0.50%
Waiver/Reimbursement	0.20%		0.21%		0.19%		0.25%		0.23%
Net investment income	4.05	%(e)	4.09	%(e)	4.04	%(e)	4.01%		4.08%
Portfolio turnover rate	28%		26%		12%		8%		11%
Net assets, end of period (000's)	$106,927		$100,541		$102,259		$114,652		$133,207

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.63		$10.57		$10.78		$11.22		$11.22
Income from Investment Operations:
Net investment income (b)	0.39		0.40		0.39		0.39		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)		0.06		(0.22)		(0.44)		—	(c)
Total from investment operations	0.20		0.46		0.17		(0.05)		0.41
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.40)		(0.38)		(0.39)		(0.41)
Net Asset Value, End of Period	$10.44		$10.63		$10.57		$10.78		$11.22
Total return (d)(e)	1.96%		4.46%		1.59%		(0.43)%		3.70%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%		0.75%
Interest expense	—		—	%(g)	—	%(g)	—	%(g)	—	%(g)
Net expenses	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%		0.75%
Waiver/Reimbursement	0.16%		0.17%		0.16%		0.23%		0.22%
Net investment income	3.74	%(f)	3.81	%(f)	3.59	%(f)	3.54%		3.64%
Portfolio turnover rate	8%		20%		24%		2%		19%
Net assets, end of period (000's)	$24,405		$24,730		$28,877		$30,400		$34,458

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.64		$10.57		$10.78		$11.23		$11.22
Income from Investment Operations:
Net investment income (b)	0.32		0.33		0.30		0.31		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)		0.06		(0.21)		(0.45)		—	(c)
Total from investment operations	0.13		0.39		0.09		(0.14)		0.33
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.32)		(0.30)		(0.31)		(0.32)
Net Asset Value, End of Period	$10.45		$10.64		$10.57		$10.78		$11.23
Total return (d)(e)	1.20%		3.78%		0.83%		(1.26)%		3.02%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Interest expense	—		—	%(g)	—	%(g)	—	%(g)	—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Waiver/Reimbursement	0.16%		0.17%		0.16%		0.23%		0.22%
Net investment income	3.00	%(f)	3.07	%(f)	2.84	%(f)	2.79%		2.89%
Portfolio turnover rate	8%		20%		24%		2%		19%
Net assets, end of period (000's)	$2,689		$4,159		$7,825		$13,119		$17,955

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.63		$10.57		$10.78		$11.23		$11.22
Income from Investment Operations:
Net investment income (b)	0.32		0.32		0.30		0.31		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)		0.06		(0.21)		(0.45)		—	(c)
Total from investment operations	0.13		0.38		0.09		(0.14)		0.33
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.32)		(0.30)		(0.31)		(0.32)
Net Asset Value, End of Period	$10.44		$10.63		$10.57		$10.78		$11.23
Total return (d)(e)	1.20%		3.68%		0.83%		(1.26)%		3.02%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Interest expense	—		—	%(g)	—	%(g)	—	%(g)	—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Waiver/Reimbursement	0.16%		0.17%		0.16%		0.23%		0.22%
Net investment income	2.99	%(f)	3.06	%(f)	2.84	%(f)	2.79%		2.89%
Portfolio turnover rate	8%		20%		24%		2%		19%
Net assets, end of period (000's)	$1,597		$1,767		$1,979		$2,628		$2,825

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.63		$10.57		$10.78		$11.23		$11.22
Income from Investment Operations:
Net investment income (b)	0.42		0.43		0.41		0.41		0.45
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)		0.06		(0.21)		(0.44)		—	(c)
Total from investment operations	0.23		0.49		0.20		(0.03)		0.45
Less Distributions to Shareholders:
From net investment income	(0.42)		(0.43)		(0.41)		(0.42)		(0.44)
Net Asset Value, End of Period	$10.44		$10.63		$10.57		$10.78		$11.23
Total return (d)(e)	2.21%		4.72%		1.84%		(0.27)%		4.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%		0.50%
Interest expense	—		—	%(g)	—	%(g)	—	%(g)	—	%(g)
Net expenses	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%		0.50%
Waiver/Reimbursement	0.16%		0.17%		0.16%		0.23%		0.22%
Net investment income	3.99	%(f)	4.06	%(f)	3.84	%(f)	3.79%		3.89%
Portfolio turnover rate	8%		20%		24%		2%		19%
Net assets, end of period (000's)	$135,506		$141,094		$148,553		$153,653		$188,400

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.38		$10.40		$10.56		$10.87		$10.85
Income from Investment Operations:
Net investment income (b)	0.39		0.40		0.41		0.41		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.30)		0.03		(0.16)		(0.31)		0.02
Total from investment operations	0.09		0.43		0.25		0.10		0.43
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.39)		(0.41)		(0.41)		(0.41)
From net realized gains	—	(c)	(0.06)		—		—		—
Total distributions to shareholders	(0.39)		(0.45)		(0.41)		(0.41)		(0.41)
Net Asset Value, End of Period	$10.08		$10.38		$10.40		$10.56		$10.87
Total return (d)(e)	0.84%		4.23%		2.37%		0.93%		4.03%
Ratios to Average Net Assets/Supplemental Data:
Net expense before interest expense	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%		0.75%
Interest expense	—		—		—		—	%(g)	—	%(g)
Net expenses	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%		0.75%
Waiver/Reimbursement	0.16%		0.18%		0.17%		0.23%		0.22%
Net investment income	3.73	%(f)	3.80	%(f)	3.89	%(f)	3.83%		3.77%
Portfolio turnover rate	25%		17%		16%		6%		20%
Net assets, end of period (000's)	$22,399		$18,705		$19,155		$19,082		$25,608

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.38		$10.39		$10.56		$10.87		$10.85
Income from Investment Operations:
Net investment income (b)	0.31		0.32		0.33		0.33		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.30)		0.04		(0.17)		(0.31)		0.02
Total from investment operations	0.01		0.36		0.16		0.02		0.35
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.31)		(0.33)		(0.33)		(0.33)
From net realized gains	—	(c)	(0.06)		—		—		—
Total distributions to shareholders	(0.31)		(0.37)		(0.33)		(0.33)		(0.33)
Net Asset Value, End of Period	$10.08		$10.38		$10.39		$10.56		$10.87
Total return (d)(e)	0.09%		3.55%		1.51%		0.18%		3.25%
Ratios to Average Net Assets/Supplemental Data:
Net expense before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Interest expense	—		—		—		—	%(g)	—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Waiver/Reimbursement	0.16%		0.18%		0.17%		0.23%		0.22%
Net investment income	2.99	%(f)	3.05	%(f)	3.14	%(f)	3.08%		3.02%
Portfolio turnover rate	25%		17%		16%		6%		20%
Net assets, end of period (000's)	$2,668		$3,776		$4,478		$13,403		$16,228

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.38		$10.40		$10.56		$10.87		$10.85
Income from Investment Operations:
Net investment income (b)	0.31		0.32		0.33		0.33		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.30)		0.03		(0.16)		(0.31)		0.02
Total from investment operations	0.01		0.35		0.17		0.02		0.35
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.31)		(0.33)		(0.33)		(0.33)
From net realized gains	—	(c)	(0.06)		—		—		—
Total distributions to shareholders	(0.31)		(0.37)		(0.33)		(0.33)		(0.33)
Net Asset Value, End of Period	$10.08		$10.38		$10.40		$10.56		$10.87
Total return (d)(e)	0.09%		3.45%		1.60%		0.17%		3.25%
Ratios to Average Net Assets/Supplemental Data:
Net expense before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Interest expense	—		—		—		—	%(g)	—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Waiver/Reimbursement	0.16%		0.18%		0.17%		0.23%		0.22%
Net investment income	2.99	%(f)	3.05	%(f)	3.14	%(f)	3.08%		3.02%
Portfolio turnover rate	25%		17%		16%		6%		20%
Net assets, end of period (000's)	$3,108		$3,760		$4,650		$4,037		$1,942

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.38		$10.39		$10.56		$10.87		$10.85
Income from Investment Operations:
Net investment income (b)	0.41		0.42		0.43		0.43		0.44
Net realized and unrealized gain (loss) on investments and futures contracts	(0.31)		0.05		(0.16)		(0.30)		0.02
Total from investment operations	0.10		0.47		0.27		0.13		0.46
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.42)		(0.44)		(0.44)		(0.44)
From net realized gains	—	(c)	(0.06)		—		—		—
Total distributions to shareholders	(0.41)		(0.48)		(0.44)		(0.44)		(0.44)
Net Asset Value, End of Period	$10.07		$10.38		$10.39		$10.56		$10.87
Total return (d)(e)	0.99%		4.59%		2.53%		1.19%		4.29%
Ratios to Average Net Assets/Supplemental Data:
Net expense before interest expense	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%		0.50%
Interest expense	—		—		—		—	%(g)	—	%(g)
Net expenses	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%		0.50%
Waiver/Reimbursement	0.16%		0.18%		0.17%		0.23%		0.22%
Net investment income	3.99	%(f)	4.05	%(f)	4.14	%(f)	4.08%		4.02%
Portfolio turnover rate	25%		17%		16%		6%		20%
Net assets, end of period (000's)	$154,515		$155,432		$138,854		$150,588		$192,537

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.27		$10.25		$10.46		$10.79		$10.73
Income from Investment Operations:
Net investment income (b)	0.39		0.39		0.43		0.41		0.42
Net realized and unrealized gain (loss) on investments and futures contracts	(0.25)		0.06		(0.17)		(0.29)		0.14
Total from investment operations	0.14		0.45		0.26		0.12		0.56
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.38)		(0.40)		(0.41)		(0.42)
From net realized gains	(0.02)		(0.05)		(0.07)		(0.04)		(0.08)
Total Distributions to Shareholders	(0.40)		(0.43)		(0.47)		(0.45)		(0.50)
Net Asset Value, End of Period	$10.01		$10.27		$10.25		$10.46		$10.79
Total return (c)(d)	1.39%		4.50%		2.46%		1.11%		5.41%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%		0.75%
Interest expense	—		—	%(f)	—	%(f)	—	%(f)	—	%(f)
Net expenses	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%		0.75%
Waiver/Reimbursement	0.15%		0.17%		0.14%		0.21%		0.21%
Net investment income	3.78	%(e)	3.77	%(e)	3.78	%(e)	3.80%		3.94%
Portfolio turnover rate	13%		15%		11%		9%		15%
Net assets, end of period (000's)	$16,007		$17,443		$18,855		$23,303		$27,956

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.27		$10.25		$10.46		$10.79		$10.73
Income from Investment Operations:
Net investment income (b)	0.31		0.31		0.34		0.33		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.24)		0.07		(0.16)		(0.29)		0.14
Total from investment operations	0.07		0.38		0.18		0.04		0.48
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.31)		(0.32)		(0.33)		(0.34)
From net realized gains	(0.02)		(0.05)		(0.07)		(0.04)		(0.08)
Total Distributions to Shareholders	(0.33)		(0.36)		(0.39)		(0.37)		(0.42)
Net Asset Value, End of Period	$10.01		$10.27		$10.25		$10.46		$10.79
Total return (c)(d)	0.64%		3.72%		1.70%		0.35%		4.62%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Interest expense	—		—	%(f)	—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Waiver/Reimbursement	0.15%		0.17%		0.14%		0.22%		0.21%
Net investment income	3.03	%(e)	3.02	%(e)	3.03	%(e)	3.06%		3.19%
Portfolio turnover rate	13%		15%		11%		9%		15%
Net assets, end of period (000's)	$2,268		$2,866		$4,135		$8,170		$10,524

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.28		$10.26		$10.47		$10.80		$10.74
Income from Investment Operations:
Net investment income (b)	0.31		0.31		0.34		0.33		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.26)		0.07		(0.16)		(0.29)		0.14
Total from investment operations	0.05		0.38		0.18		0.04		0.48
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.31)		(0.32)		(0.33)		(0.34)
From net realized gains	(0.02)		(0.05)		(0.07)		(0.04)		(0.08)
Total Distributions to Shareholders	(0.32)		(0.36)		(0.39)		(0.37)		(0.42)
Net Asset Value, End of Period	$10.01		$10.28		$10.26		$10.47		$10.80
Total return (c)(d)	0.54%		3.72%		1.70%		0.36%		4.62%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Interest expense	—		—	%(f)	—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%		1.50%
Waiver/Reimbursement	0.15%		0.17%		0.14%		0.22%		0.21%
Net investment income	3.03	%(e)	3.02	%(e)	3.03	%(e)	3.06%		3.19%
Portfolio turnover rate	13%		15%		11%		9%		15%
Net assets, end of period (000's)	$5,697		$6,324		$7,060		$7,944		$9,103

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.27		$10.25		$10.46		$10.79		$10.74
Income from Investment Operations:
Net investment income (b)	0.41		0.41		0.46		0.43		0.45
Net realized and unrealized gain (loss) on investments and futures contracts	(0.24)		0.07		(0.18)		(0.29)		0.13
Total from investment operations	0.17		0.48		0.28		0.14		0.58
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.41)		(0.42)		(0.43)		(0.45)
From net realized gains	(0.02)		(0.05)		(0.07)		(0.04)		(0.08)
Total Distributions to Shareholders	(0.43)		(0.46)		(0.49)		(0.47)		(0.53)
Net Asset Value, End of Period	$10.01		$10.27		$10.25		$10.46		$10.79
Total return (c)(d)	1.65%		4.76%		2.71%		1.36%		5.57%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%		0.50%
Interest expense	—		—	%(f)	—	%(f)	—	%(f)	—	%(f)
Net expenses	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%		0.50%
Waiver/Reimbursement	0.15%		0.17%		0.14%		0.22%		0.21%
Net investment income	4.03	%(e)	4.01	%(e)	4.03	%(e)	4.05%		4.19%
Portfolio turnover rate	13%		15%		11%		9%		15%
Net assets, end of period (000's)	$170,987		$157,399		$160,021		$178,468		$220,249

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.73		$10.67		$10.86		$11.21		$11.18
Income from Investment Operations:
Net investment income (b)	0.38		0.38		0.38		0.40		0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		0.11		(0.18)		(0.33)		0.03
Total from investment operations	0.30		0.49		0.20		0.07		0.46
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.38)		(0.38)		(0.40)		(0.43)
From net realized gains	—	(c)	(0.05)		(0.01)		(0.02)		—	(c)
Total Distributions to Shareholders	(0.38)		(0.43)		(0.39)		(0.42)		(0.43)
Net Asset Value, End of Period	$10.65		$10.73		$10.67		$10.86		$11.21
Total return (d)(e)	2.85%		4.64%		1.88%		0.69%		4.21%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%		0.75%
Interest expense	—		—	%(g)	—	%(g)	—	%(g)	—	%(g)
Net expenses	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%		0.75%
Waiver/Reimbursement	0.12%		0.13%		0.12%		0.19%		0.20%
Net investment income	3.51	%(f)	3.55	%(f)	3.54	%(f)	3.70%		3.85%
Portfolio turnover rate	12%		22%		30%		14%		17%
Net assets, end of period (000's)	$48,158		$48,924		$53,054		$48,476		$57,288

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.73		$10.67		$10.86		$11.22		$11.18
Income from Investment Operations:
Net investment income (b)	0.30		0.30		0.30		0.32		0.35
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		0.11		(0.18)		(0.34)		0.04
Total from investment operations	0.22		0.41		0.12		(0.02)		0.39
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.30)		(0.30)		(0.32)		(0.35)
From net realized gains	—	(c)	(0.05)		(0.01)		(0.02)		—	(c)
Total Distributions to Shareholders	(0.30)		(0.35)		(0.31)		(0.34)		(0.35)
Net Asset Value, End of Period	$10.65		$10.73		$10.67		$10.86		$11.22
Total return (d)(e)	2.08%		3.86%		1.12%		(0.15)%		3.52%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Interest expense	—		—	%(g)	—	%(g)	—	%(g)	—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Waiver/Reimbursement	0.12%		0.13%		0.12%		0.19%		0.20%
Net investment income	2.77	%(f)	2.80	%(f)	2.79	%(f)	2.95%		3.10%
Portfolio turnover rate	12%		22%		30%		14%		17%
Net assets, end of period (000's)	$2,434		$3,119		$4,360		$13,563		$15,907

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.73		$10.67		$10.86		$11.21		$11.18
Income from Investment Operations:
Net investment income (b)	0.30		0.30		0.30		0.32		0.35
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		0.11		(0.18)		(0.33)		0.03
Total from investment operations	0.22		0.41		0.12		(0.01)		0.38
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.30)		(0.30)		(0.32)		(0.35)
From net realized gains	—	(c)	(0.05)		(0.01)		(0.02)		—	(c)
Total Distributions to Shareholders	(0.30)		(0.35)		(0.31)		(0.34)		(0.35)
Net Asset Value, End of Period	$10.65		$10.73		$10.67		$10.86		$11.21
Total return (d)(e)	2.08%		3.86%		1.12%		(0.06)%		3.43%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Interest expense	—		—	%(g)	—	%(g)	—	%(g)	—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%		1.50%
Waiver/Reimbursement	0.12%		0.13%		0.12%		0.19%		0.20%
Net investment income	2.77	%(f)	2.80	%(f)	2.79	%(f)	2.95%		3.10%
Portfolio turnover rate	12%		22%		30%		14%		17%
Net assets, end of period (000's)	$967		$1,340		$1,450		$1,860		$2,303

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008		2007		2006 (a)		2005		2004
Net Asset Value, Beginning of Period	$10.73		$10.67		$10.86		$11.21		$11.18
Income from Investment Operations:
Net investment income (b)	0.40		0.41		0.44		0.43		0.46
Net realized and unrealized gain (loss) on investments and futures contracts	(0.07)		0.10		(0.21)		(0.33)		0.03
Total from investment operations	0.33		0.51		0.23		0.10		0.49
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.40)		(0.41)		(0.43)		(0.46)
From net realized gains	—	(c)	(0.05)		(0.01)		(0.02)		—	(c)
Total Distributions to Shareholders	(0.41)		(0.45)		(0.42)		(0.45)		(0.46)
Net Asset Value, End of Period	$10.65		$10.73		$10.67		$10.86		$11.21
Total return (d)(e)	3.10%		4.90%		2.13%		0.94%		4.47%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%		0.50%
Interest expense	—		—	%(g)	—	%(g)	—	%(g)	—	%(g)
Net expenses	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%		0.50%
Waiver/Reimbursement	0.12%		0.13%		0.12%		0.19%		0.20%
Net investment income	3.76	%(f)	3.80	%(f)	3.79	%(f)	3.94%		4.10%
Portfolio turnover rate	12%		22%		30%		14%		17%
Net assets, end of period (000's)	$288,262		$273,728		$266,292		$282,024		$280,515

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Municipal Bond Funds
March 31, 2008

Note 1. Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Short Term Municipal Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund is a diversified fund. Columbia Maryland Intermediate Municipal Bond Fund is a non-diversified fund. Each of the remaining Funds operates as a diversified fund.

Investment Objectives

Columbia Short Term Municipal Bond Fund seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal. Each of the Intermediate Municipal Bond Funds seeks current income exempt from federal income tax and the respective state individual income tax consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00% for Columbia Short Term Municipal Bond Fund and 3.25% for the Intermediate Municipal Bond Funds, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares of the Intermediate Municipal Bond Funds are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares of the Intermediate Municipal Bond Funds will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Municipal Bond Funds, March 31, 2008 (continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures Contracts

The Funds may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In

Municipal Bond Funds, March 31, 2008 (continued)

addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassification adjustments, distribution reclassifications, redemption based payments treated as dividends paid deduction, discount accretion/premium amortization on debt securities and expired capital loss carry forwards were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Columbia Short Term Municipal Bond Fund	$(1)	$(2,837,825)	$2,837,826
Columbia Georgia Intermediate Municipal Bond Fund	(4,814)	4,815	(1)
Columbia Maryland Intermediate Municipal Bond Fund	8,471	(8,470)	(1)
Columbia North Carolina Intermediate Municipal Bond Fund	(100,515)	100,516	(1)
Columbia South Carolina Intermediate Municipal Bond Fund	(26,853)	26,852	1
Columbia Virginia Intermediate Municipal Bond Fund	(2,857)	2,857	—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Municipal Bond Funds, March 31, 2008 (continued)

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

	March 31, 2008
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Columbia Short Term Municipal Bond Fund	$13,555,974	$66,161	$—
Columbia California Intermediate Municipal Bond Fund	5,685,805	21,505	—
Columbia Georgia Intermediate Municipal Bond Fund	4,802,493	25,460	—
Columbia Maryland Intermediate Municipal Bond Fund	6,403,998	122,846	—
Columbia North Carolina Intermediate Municipal Bond Fund	7,017,718	18,590	41,957
Columbia South Carolina Intermediate Municipal Bond Fund	7,260,050	32,909	290,817
Columbia Virginia Intermediate Municipal Bond Fund	11,999,834	212,734	136,797
	March 31, 2007
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Columbia Short Term Municipal Bond Fund	$15,263,904	$86,190	$—
Columbia California Intermediate Municipal Bond Fund	5,007,701	14,467	—
Columbia Georgia Intermediate Municipal Bond Fund	4,925,653	3,769	—
Columbia Maryland Intermediate Municipal Bond Fund	6,920,280	90,284	—
Columbia North Carolina Intermediate Municipal Bond Fund	6,872,224	47,714	903,191
Columbia South Carolina Intermediate Municipal Bond Fund	7,388,442	21,993	847,757
Columbia Virginia Intermediate Municipal Bond Fund	12,181,703	30,086	1,255,795

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
Columbia Short Term Municipal Bond Fund	$1,171,602	$—	$—	$7,760,207
Columbia California Intermediate Municipal Bond Fund	458,107	—	—	884,314
Columbia Georgia Intermediate Municipal Bond Fund	541,139	—	—	951,179
Columbia Maryland Intermediate Municipal Bond Fund	415,347	—	—	1,384,247
Columbia North Carolina Intermediate Municipal Bond Fund	1,065,883	—	—	1,341,161
Columbia South Carolina Intermediate Municipal Bond Fund	1,317,048	—	—	2,758,697
Columbia Virginia Intermediate Municipal Bond Fund	1,652,162	—	—	2,671,555

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to market discount accretion/premium amortization on debt securities.

Municipal Bond Funds, March 31, 2008 (continued)

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Short Term Municipal Bond Fund	$8,045,764	$(285,557)	$7,760,207
Columbia California Intermediate Municipal Bond Fund	3,034,142	(2,149,828)	884,314
Columbia Georgia Intermediate Municipal Bond Fund	2,462,351	(1,511,172)	951,179
Columbia Maryland Intermediate Municipal Bond Fund	4,551,720	(3,167,473)	1,384,247
Columbia North Carolina Intermediate Municipal Bond Fund	4,301,425	(2,960,264)	1,341,161
Columbia South Carolina Intermediate Municipal Bond Fund	4,563,190	(1,804,493)	2,758,697
Columbia Virginia Intermediate Municipal Bond Fund	6,947,482	(4,275,927)	2,671,555

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in
	2009	2010	2011	2012	2013	2014	2015	2016	Total
Columbia Short Term Municipal Bond Fund	$360,272	$14,892	$336,127	$397,238	$2,170,497	$3,786,208	$3,090,745	$1,181,270	$11,337,249
Columbia California Intermediate Municipal Bond Fund	—	—	—	—	—	—	115,857	106,782	222,639
Columbia Georgia Intermediate Municipal Bond Fund	—	—	954,726	—	—	—	—	—	954,726
Columbia Maryland Intermediate Municipal Bond Fund	—	—	421,787	—	828,332	901,428	271,557	—	2,423,104
Columbia South Carolina Intermediate Municipal Bond Fund	—	—	—	—	—	—	—	317,772	317,772

Capital loss carryforwards were utilized or expired during the year ended March 31, 2008 as follows:

Fund	Capital Losses Utilized/Expired
Columbia Georgia Intermediate Municipal Bond Fund	$215,478
Columbia Maryland Intermediate Municipal Bond Fund	260,863

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2008, the following Funds elected to defer losses occurring between November 1, 2007 and March 31, 2008 under these rules as follows:

Capital Losses Deferred
Columbia Short Term Municipal Bond Fund	$22,256
Columbia California Intermediate Municipal Bond Fund	12,835
Columbia North Carolina Intermediate Municipal Bond Fund	1,358,629
Columbia South Carolina Intermediate Municipal Bond Fund	1,480,758

Municipal Bond Funds, March 31, 2008 (continued)

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective September 28, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
All Funds (except Columbia Short Term Municipal Bond Fund)	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Municipal Bond Fund	0.30%	0.25%	0.25%	0.25%	0.25%	0.25%

For the year ended March 31, 2008, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Annualized Effective Fee Rate
Columbia Short Term Municipal Bond Fund	0.30%
Columbia California Intermediate Municipal Bond Fund	0.40%
Columbia Georgia Intermediate Municipal Bond Fund	0.40%
Columbia Maryland Intermediate Municipal Bond Fund	0.40%
Columbia North Carolina Intermediate Municipal Bond Fund	0.40%
Annualized Effective Fee Rate
Columbia South Carolina Intermediate Municipal Bond Fund	0.40%
Columbia Virginia Intermediate Municipal Bond Fund	0.40%

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee from each Fund, computed daily and paid monthly, at the annual rate of 0.15% of each Fund's average daily net assets less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

Municipal Bond Funds, March 31, 2008 (continued)

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Funds also reimbursed Columbia for accounting oversight services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amounts charged to the Funds by affiliates included in the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Charged by Affiliates
Columbia Short Term Municipal Bond Fund	$10,280
Columbia California Intermediate Municipal Bond Fund	10,280
Columbia Georgia Intermediate Municipal Bond Fund	10,280
Columbia Maryland Intermediate Municipal Bond Fund	10,280
Columbia North Carolina Intermediate Municipal Bond Fund	10,280
Columbia South Carolina Intermediate Municipal Bond Fund	10,280
Columbia Virginia Intermediate Municipal Bond Fund	10,280

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Funds' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statements of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses as follows:

Account Balance Fee Reductions
Columbia Short Term Municipal Bond Fund	$60
Columbia California Intermediate Municipal Bond Fund	40
Columbia Georgia Intermediate Municipal Bond Fund	20
Columbia Maryland Intermediate Municipal Bond Fund	40
Columbia North Carolina Intermediate Municipal Bond Fund	80
Columbia South Carolina Intermediate Municipal Bond Fund	67
Columbia Virginia Intermediate Municipal Bond Fund	160

Municipal Bond Funds, March 31, 2008 (continued)

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

	Front End Sales Charge	CDSC
	Class A	Class B	Class C
Columbia Short Term Municipal Bond Fund	$32	$—	$203
Columbia California Intermediate Municipal Bond Fund	162	540	—
Columbia Georgia Intermediate Municipal Bond Fund	839	2,301	—
Columbia Maryland Intermediate Municipal Bond Fund	1,176	654	—
Columbia North Carolina Intermediate Municipal Bond Fund	669	2,893	263
Columbia South Carolina Intermediate Municipal Bond Fund	345	1,134	1,210
Columbia Virginia Intermediate Municipal Bond Fund	2,173	1,746	21

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Funds' other service providers have contractually agreed to waive fees and/or reimburse certain expenses through July 31, 2008 (except for Columbia Short Term Municipal Bond Fund and Columbia California Intermediate Municipal Bond Fund, which have similar contractual agreements through July 31, 2009), so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Short Term Municipal Bond Fund	0.40%
Columbia California Intermediate Municipal Bond Fund	0.50%
Columbia Georgia Intermediate Municipal Bond Fund	0.50%
Columbia Maryland Intermediate Municipal Bond Fund	0.50%
Columbia North Carolina Intermediate Municipal Bond Fund	0.50%
Columbia South Carolina Intermediate Municipal Bond Fund	0.50%
Columbia Virginia Intermediate Municipal Bond Fund	0.50%

Municipal Bond Funds, March 31, 2008 (continued)

Columbia and/or the Distributor are entitled to recover from the Funds any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Funds' total operating expenses to exceed the expense limitations in effect at the time of recovery.

There is no guarantee that these expense limitations will continue after July 31, 2008 for the Funds (except for Columbia Short Term Municipal Bond Fund and Columbia California Intermediate Municipal Bond Fund, for which there is no guarantee that these expense limitations will continue after July 31, 2009).

At March 31, 2008, the amounts potentially recoverable pursuant to this arrangement are as follows:

	Amount of potential recovery expiring March 31,			Total potential	Amount recovered during the year ended
	2011	2010	2009	recovery	3/31/08
Columbia Short Term Municipal Bond Fund	$470,889	$554,470	$622,982	$1,648,341	$—
Columbia California Intermediate Municipal Bond Fund	245,824	269,630	223,600	739,054	—
Columbia Georgia Intermediate Municipal Bond Fund	246,888	251,480	260,729	759,097	—
Columbia Maryland Intermediate Municipal Bond Fund	267,402	292,639	308,526	868,567	—
Columbia North Carolina Intermediate Municipal Bond Fund	293,196	305,301	295,622	894,119	—
Columbia South Carolina Intermediate Municipal Bond Fund	273,304	316,287	290,174	879,765	—
Columbia Virginia Intermediate Municipal Bond Fund	386,045	429,520	390,700	1,206,265	—

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Other

Certain Funds have made investments of cash balances in Columbia Tax-Exempt Reserves, another portfolio of the Trust, pursuant to an exemptive order received from, and pursuant to a rule adopted by, the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliates" on the Statements of Operations. Columbia earned advisory and administration fees on the investments made in the Columbia Tax-Exempt Reserves in addition to the advisory and administration fees earned by Columbia from the Funds.

Municipal Bond Funds, March 31, 2008 (continued)

For the year ended March 31, 2008, Columbia earned the following fees related to investments in affiliated funds:

	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Short Term Municipal Bond Fund	$5,241	$1,102
Columbia California Intermediate Municipal Bond Fund	13,350	3,214
Columbia Georgia Intermediate Municipal Bond Fund	5,108	1,160
Columbia Maryland Intermediate Municipal Bond Fund	12,057	2,878
Columbia North Carolina Intermediate Municipal Bond Fund	7,628	1,775
Columbia South Carolina Intermediate Municipal Bond Fund	5,834	1,313
Columbia Virginia Intermediate Municipal Bond Fund	8,219	1,831

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses as follows:

Custody Credit
Columbia Short Term Municipal Bond Fund	$2,117
Columbia California Intermediate Municipal Bond Fund	247
Columbia Georgia Intermediate Municipal Bond Fund	138
Custody Credit
Columbia Maryland Intermediate Municipal Bond Fund	$147
Columbia North Carolina Intermediate Municipal Bond Fund	1,850
Columbia South Carolina Intermediate Municipal Bond Fund	49
Columbia Virginia Intermediate Municipal Bond Fund	192

Note 6. Portfolio Information

For the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Columbia Short Term Municipal Bond Fund	$349,480,816	$308,011,014
Columbia California Intermediate Municipal Bond Fund	24,490,110	7,260,432
Columbia Georgia Intermediate Municipal Bond Fund	40,907,979	33,445,280
Columbia Maryland Intermediate Municipal Bond Fund	13,135,254	20,126,780
Columbia North Carolina Intermediate Municipal Bond Fund	43,634,892	43,591,848
Columbia South Carolina Intermediate Municipal Bond Fund	29,752,378	23,835,506
Columbia Virginia Intermediate Municipal Bond Fund	47,234,457	39,136,347

Municipal Bond Funds, March 31, 2008 (continued)

Note 7. Shares of Beneficial Interest

As of March 31, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding
Columbia Short Term Municipal Bond Fund	71.8
Columbia California Intermediate Municipal Bond Fund	69.1
Columbia Georgia Intermediate Municipal Bond Fund	82.4
Columbia Maryland Intermediate Municipal Bond Fund	79.0
Columbia North Carolina Intermediate Municipal Bond Fund	75.9
Columbia South Carolina Intermediate Municipal Bond Fund	85.9
Columbia Virginia Intermediate Municipal Bond Fund	82.1

As of March 31, 2008, the Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding
Columbia Short Term Municipal Bond Fund	1	14.2
Columbia California Intermediate Municipal Bond Fund	1	13.6

Note 8. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" on the Statement of Operations.

For the year ended March 31, 2008, Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund and Columbia Georgia Intermediate Municipal Bond Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowings existed was $3,000,000, $1,000,000 and $3,000,000 at a weighted average interest rate of 4.63%, 3.38% and 4.69%, respectively.

Note 9. Significant Risks and Contingencies

Concentration of Credit Risk

Each of the Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At March 31, 2008, private insurers who

Municipal Bond Funds, March 31, 2008 (continued)

insured greater than 5% of the net assets of the Funds were as follows:

Columbia Short Term Municipal Bond Fund

Insurer	% of Net Assets
Financial Guaranty Insurance Co.	10.3
MBIA Insurance Corp.	10.0
Ambac Assurance Corp.	8.7
Financial Security Assurance, Inc.	7.1

Columbia California Intermediate Municipal Bond Fund

Insurer	% of Net Assets
Ambac Assurance Corp.	18.3
Financial Guaranty Insurance Co.	17.0
Financial Security Assurance, Inc.	14.2
MBIA Insurance Corp.	9.1

Columbia Georgia Intermediate Municipal Bond Fund

Insurer	% of Net Assets
Financial Security Assurance, Inc.	18.4
MBIA Insurance Corp.	17.3
Ambac Assurance Corp.	10.3
Financial Guaranty Insurance Co.	6.0

Columbia Maryland Intermediate Municipal Bond Fund

Insurer	% of Net Assets
Financial Guaranty Insurance Co.	12.3
Ambac Assurance Corp.	7.0
MBIA Insurance Corp.	5.3

Columbia North Carolina Intermediate Municipal Bond Fund

Insurer	% of Net Assets
MBIA Insurance Corp.	15.1
Ambac Assurance Corp.	9.3
Financial Guaranty Insurance Co.	8.7
Financial Security Assurance, Inc.	8.2

Columbia South Carolina Intermediate Municipal Bond Fund

Insurer	% of Net Assets
Financial Security Assurance, Inc.	28.3
MBIA Insurance Corp.	12.3
Ambac Assurance Corp.	10.7

Columbia Virginia Intermediate Municipal Bond Fund

Insurer	% of Net Assets
MBIA Insurance Corp.	18.3
Financial Security Assurance, Inc.	11.4
Financial Guaranty Insurance Co.	5.8

At March 31, 2008, Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, Inc. and MBIA Insurance Corp. are rated by Standard & Poor's AAA, BB, AAA and AAA, respectively.

Geographic Concentration Risk

A Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

Municipal Bond Funds, March 31, 2008 (continued)

Tax Development Risk

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuers does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Sector Focus

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and

Municipal Bond Funds, March 31, 2008 (continued)

fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 10. Business Combinations and Mergers

On March 28, 2008, Short-Term Tax-Exempt Securities Fund, a series of Excelsior Tax-Exempt Funds Inc., merged into Columbia Short Term Municipal Bond Fund. Columbia Short Term Municipal Bond Fund received a tax-free transfer of assets from Short-Term Tax-Exempt Securities Fund as follows:

Shares	Net Assets	Unrealized
Issued	Received	Appreciation[1]
9,476,089	$97,847,055	$1,177,841

Net Assets		Net Assets
of Columbia	Net Assets	of Columbia
Short Term	of Short-Term	Short Term
Municipal	Tax-Exempt	Municipal
Bond Fund	Securities Fund	Bond Fund
Prior to	Immediately	Immediately
Combination	Prior to Combination	After Combination
$466,423,839	$97,847,055	$564,270,894

1  Unrealized appreciation is included in the Net Assets Received.

On March 28, 2008, California Short-Intermediate Term Tax-Exempt Income Fund, a series of Excelsior Tax-Exempt Funds Inc., merged into Columbia California Intermediate Municipal Bond Fund. Columbia California Intermediate Municipal Bond Fund received a tax-free transfer of assets from California Short-Intermediate Term Tax-Exempt Income Fund as follows:

Shares	Net Assets	Unrealized
Issued	Received	Appreciation[1]
5,066,126	$48,045,319	$290,869
Net Assets of Columbia California Intermediate Municipal Bond Fund Prior to Combination	Net Assets of California Short-Intermediate Term Tax-Exempt Income Fund Immediately Prior to Combination	Net Assets of Columbia California Intermediate Municipal Bond Fund Immediately After Combination
$170,156,721	$48,045,319	$218,202,040

1 Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 23, 2008

Federal Income Tax Information (Unaudited) — Municipal Bond Funds

For the fiscal year ended March 31, 2008, the following percentage of distributions made from net investment income of the Columbia Municipal Bond Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

Federal exempt	Fund percentage
Columbia Short Term Municipal Bond Fund . . . . . . . . . . . . . . . . . . . . . . .	99.5%
Columbia California Intermediate Municipal Bond Fund . . . . . . . . . . . . . . .	99.6
Columbia Georgia Intermediate Municipal Bond Fund . . . . . . . . . . . . . . . .	99.5
Columbia Maryland Intermediate Municipal Bond Fund . . . . . . . . . . . . . . .	98.1
Columbia North Carolina Intermediate Municipal Bond Fund . . . . . . . . . . .	99.7
Columbia South Carolina Intermediate Municipal Bond Fund . . . . . . . . . . .	99.6
Columbia Virginia Intermediate Municipal Bond Fund . . . . . . . . . . . . . . . .	98.3

For the fiscal year ended March 31, 2008, the Funds designate long-term capital gains as follows:

Fund	Total long-term capital gain
Columbia North Carolina Intermediate Municipal Bond Fund . . . . . . . . . . .	$41,957
Columbia Virginia Intermediate Municipal Bond Fund . . . . . . . . . . . . . . . .	143,637

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 67 portfolios; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 67 portfolios; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 67 portfolios; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 67 portfolios; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 67 portfolios; Director—MIT Investment Company (Endowment), 2004 through current; Trustee and Chairman—Research Foundation of CFA Institute, 2003 through current.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 67 portfolios; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 67 portfolios; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, Inc., since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Funds and CMA, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for all of the Funds.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.

October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1   CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2   I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.   Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.   The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.   The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.   The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.   The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.   Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.   Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.   An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.   An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.   The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.   The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.   In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.   For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)   Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2)   Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.   Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.   Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)   Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4)   Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5)   Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6)   Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)   Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8)   Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares.

Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9)   Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10) Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1   Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.   Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.   Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

  Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.   Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.   Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

  Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Municipal Bond Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Municipal Bond Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

Municipal Bond Funds

Annual Report, March 31, 2008

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SHC-42/152733-0308 (05/08) 08/56218

Annual Report

March 31, 2008

Columbia Masters Global Equity Portfolio

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio manager discusses the portfolio’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Manager’s Report on the following pages. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the portfolio’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Columbia Masters Global Equity Portfolio

The global economy experienced generally solid growth throughout most of the 12-month period that began April 1, 2007 and ended March 31, 2008. However, indicators suggest that economic growth slowed in the fourth quarter of 2007 and has continued to slow in 2008. According to Moodys.com, global growth in 2007 stood at 4.7%. In 2008, estimates for growth run between 2.0% and 3.0%.

A recession for the U.S. economy?

In the United States, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy and food prices pinched household budgets, and we anticipate these will weigh heavily on U.S. consumer spending in the months to come. Higher industrial metals prices also drove up manufacturing costs. To inject liquidity into the monetary system and shore up economic growth, the Federal Reserve Board (the Fed) cut a key short-term interest rate, the federal funds rate, from 5.25% to 2.25%, in several steps during the period. 1

Japan’s economic growth slipping

Outside the United States, Japan’s economy is in danger of slipping to low single digits or even to recession despite robust growth late in 2007. The export market in Japan faces uncertainty in light of falling U.S. demand, weaker growth in Europe and a sharply stronger yen. Consumers continued to rein in spending, corporate investment has declined and business confidence, as measured by the Bank of Japan’s Tankan survey, fell sharply. Meanwhile, rising commodity prices have driven inflation higher.

Slower growth in the euro zone

Growth in the euro zone has shown signs of slowing compared to 2007. Credit markets in Europe and the United Kingdom have tightened, the result of stricter standards and higher borrowing costs that have come out of the U.S. subprime crisis. A strong euro and pound have also weighed on exports, production and capital spending throughout the area, resulting in uncertainty for the investment markets. Responding to these pressures, and a looming mortgage crisis of its own, the Bank of England reduced short-term interest rates near the end of the period and the European Central Bank has softened its rhetoric on rates, raising hopes that a rate cut could follow.

Emerging markets continue robust growth

Meanwhile emerging markets have continued to experience robust growth, helping to cushion the impact of slower growth within developed markets. To the extent that there has been any loss of momentum in Asia, Latin America, Eastern Europe and the Middle East, it has been cushioned by strong domestic demand and rising intraregional trade. In China, we believe that growth this year could fall into single digits, but remain healthy at 8% to 10%.

[1]	On April 30, 2008, the Fed lowered the federal funds rate to 2.00%.

Summary

For the 12-month period that ended March 31, 2008

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets in developed countries outside the United States also lost ground as measured (in U.S. dollars) by the MSCI EAFE Index. Emerging markets continued on a tear of performance, as measured by the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE

-5.08%	-2.70%
MSCI Emerging Markets

21.65%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Economic Update (continued) – Columbia Masters Global Equity Portfolio

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, foreign markets weathered volatility somewhat better than the U.S. stock market. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers despite a weak quarter at the end of the period. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.

Past performance is no guarantee of future results.

[2]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2

Portfolio Profile – Columbia Masters Global Equity Portfolio

Summary

■	For the 12-month period that ended March 31, 2008, the portfolio’s Class A shares returned 1.76% without sales charge.

■	The portfolio outperformed its benchmark and the average return of its peer group.

■	Strong performance from underlying equity funds in the portfolio aided performance.

Portfolio Management

Vikram Kuriyan has managed the portfolio since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2000.

[1]

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+1.76% Class A shares (without sales charge)

–3.25% MSCI World Index [1]

Morningstar Style Box

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund’s investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 02/29/08.

3

Performance Information – Columbia Masters Global Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	2.60
Class B	3.35
Class C	3.35
Class Z	2.35

Annual operating expense ratio after contractual waivers (%)*

Class A	1.20
Class B	1.95
Class C	1.95
Class Z	0.95

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 02/15/06 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters Global Equity Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/08 ($)

Sales charge	without	with
Class A	11,850	11,168
Class B	11,663	11,363
Class C	11,672	11,672
Class Z	11,923	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06
Sales charge	without	with	without	with	without	with	without
1-year	1.76	–4.13	0.94	–3.91	0.93	–0.04	2.03
Life	8.32	5.34	7.51	6.20	7.55	7.55	8.64

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for the Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

4

Understanding Your Expenses – Columbia Masters Global Equity Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. It is important to note that the portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	894.80	1,023.75	1.18	1.26	0.25
Class B	1,000.00	1,000.00	890.80	1,020.00	4.73	5.05	1.00
Class C	1,000.00	1,000.00	890.90	1,020.00	4.73	5.05	1.00
Class Z	1,000.00	1,000.00	895.90	1,025.00	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Masters Global Equity Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

5

Portfolio Manager’s Report – Columbia Masters Global Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	10.77
Class B	10.71
Class C	10.72
Class Z	10.80

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.55
Class B	0.48
Class C	0.48
Class Z	0.57

For the 12-month period that ended March 31, 2008, the portfolio’s Class A shares returned 1.76% without sales charge. This compares with a negative 3.25% return for the MSCI World Index over the same period.1 The average return for the portfolio’s peer group, the Lipper Global Multi-Cap Core Funds Classification was negative 2.54%.2

Strong performance from underlying funds aided performance

Every underlying fund in the portfolio made a positive contribution to performance in a period that was generally challenging for all segments of the U.S. stock market. The Marsico 21st Century Fund returned 2.81% beating its primary benchmark, the Russell 3000 Index, which returned negative 6.06%.3 The Columbia Strategic Investor Fund returned 0.36%, beating its primary benchmark, the Russell 1000 Index, which lost 5.40%.4 Columbia Multi-Advisor International Equity Fund returned 1.60% compared to its primary benchmark, the MSCI EAFE Index, which lost 2.70%.5 Columbia Acorn International returned 3.26%, beating its primary benchmark, the S&P/Citigroup Global ex-US $500 Million — $5 Billion Cap Range Index, which lost 0.14%.6

Looking ahead

Global economic growth has slowed as the U.S. faces prospects of a recession. Around the world, consumers are feeling the drag of high energy prices, and investors have become more risk averse. However, domestic growth within emerging market countries continued to propel these economies at a faster rate than elsewhere in the world. Against this backdrop, we believe that it’s important for shareholders to keep a long-term focus on their goals. Although volatility is unsettling, stocks have weathered storms in the past. Columbia Masters Global Equity Portfolio provides broadly diversified exposure to the U.S. and foreign stock markets and the U.S. bond market. Diversification, coupled with short-term reserves, may help shield a portfolio from the market’s occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. Remember, diversification does not ensure a profit or guarantee against loss.

The outlook for this portfolio may differ from that presented for other Columbia Funds.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

[1]	The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[3]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

[4]	The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

[6]

The S&P/Citigroup Global ex-US Cap Range $500 Million — $5 Billion Cap Range Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

6

Portfolio Manager’s Report (continued) – Columbia Masters Global Equity Portfolio

The portfolio is a “fund of funds.”

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Lower quality debt securities involve greater risk of default or price volatility from changes in credit quality of individual issuers.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

7

Investment Portfolio – Columbia Masters Global Equity Portfolio

March 31, 2008

Investment Companies (a) – 100.3%	Shares	Value ($)
Columbia Acorn International, Class Z	100,450	4,068,229
Columbia Marsico 21st Century Fund, Class Z	679,354	9,837,052
Columbia Multi-Advisor International Equity Fund, Class Z	1,017,434	16,065,278
Columbia Strategic Investor Fund, Class Z	539,507	9,878,377

Total Investment Companies (cost of $42,083,780)		39,848,936

	Total Investments – 100.3% (cost of $42,083,780) (b)	39,848,936

Other Assets & Liabilities, Net – (0.3)%		(102,409)

Net Assets – 100.0%		39,746,527

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $42,460,792.

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities – Columbia Masters Global Equity Portfolio

March 31, 2008

		($)
Assets	Affiliated investments, at cost	42,083,780

	Affiliated investments, at value	39,848,936
	Receivable for portfolio shares sold	87,395
	Expense reimbursement due from investment advisor	28,939
	Other assets	238

	Total Assets	39,965,508

Liabilities	Payable for:
	Investments purchased	14,977
	Portfolio shares repurchased	76,466
	Transfer agent fee	8,319
	Pricing and bookkeeping fees	2,176
	Trustees’ fees	32,523
	Audit fee	16,400
	Custody fee	834
	Legal fee	24,020
	Reports to shareholders	20,651
	Distribution and service fees	17,454
	Chief compliance officer expenses	138
	Other liabilities	5,023

	Total Liabilities	218,981

	Net Assets	39,746,527

Net Assets Consist of	Paid-in capital	40,192,827
	Accumulated net realized gain	1,788,544
	Net unrealized depreciation on investments	(2,234,844)

	Net Assets	39,746,527

Class A	Net assets	$23,667,945
	Shares outstanding	2,198,139
	Net asset value per share	$10.77	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.77/0.9425)	$11.43	(b)

Class B	Net assets	$8,362,328
	Shares outstanding	780,847
	Net asset value and offering price per share	$10.71	(a)

Class C	Net assets	$6,722,236
	Shares outstanding	627,120
	Net asset value and offering price per share	$10.72	(a)

Class Z	Net assets	$994,018
	Shares outstanding	92,011
	Net asset value and offering price per share	$10.80	(c)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia Masters Global Equity Portfolio

For the Year Ended March 31, 2008

		($)
Investment Income	Dividends from affiliates	1,191,252

Expenses	Distribution fee:
	Class B	62,719
	Class C	47,691
	Service fee:
	Class A	58,283
	Class B	20,907
	Class C	15,897
	Transfer agent fee	54,560
	Pricing and bookkeeping fees	31,073
	Trustees’ fees	25,376
	Custody fee	5,533
	Audit fee	30,141
	Legal fee	56,421
	Registration fee	42,966
	Reports to shareholders	43,075
	Chief compliance officer expenses	568
	Other expenses	6,578

	Total Expenses	501,788

	Fees and expenses waived or reimbursed by investment advisor	(296,170)
	Expense reductions	(121)

	Net Expenses	205,497

	Net Investment Income	985,755

Net Realized and Unrealized Gain (Loss) on Investments and Capital Gains Distributions Received	Capital gains distributions received	2,761,577
	Net realized loss on affiliated investments	(419,688)
	Net change in unrealized depreciation on investments	(3,694,340)

	Net Loss	(1,352,451)

	Net Decrease Resulting from Operations	(366,696)

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Masters Global Equity Portfolio

Increase (Decrease) in Net Assets:		Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)
Operations	Net investment income	985,755	443,698
	Net realized gain on investments and capital gains distributions received	2,341,889	1,051,429
	Net change in unrealized appreciation (depreciation) on investments	(3,694,340)	1,371,203

	Net Increase (Decrease) Resulting from Operations	(366,696)	2,866,330

Distributions to Shareholders	From net investment income:
	Class A	(678,291)	(312,461)
	Class B	(184,043)	(101,748)
	Class C	(144,684)	(63,794)
	Class Z	(32,206)	(9,598)
	From net realized gains:
	Class A	(479,740)	(414,171)
	Class B	(170,534)	(177,727)
	Class C	(130,666)	(111,431)
	Class Z	(17,640)	(11,777)

	Total Distributions to Shareholders	(1,837,804)	(1,202,707)

Share Transactions	Class A:
	Subscriptions	10,384,718	15,129,704
	Distributions reinvested	1,113,954	690,781
	Redemptions	(5,118,492)	(2,130,669)

	Net Increase	6,380,180	13,689,816

	Class B:
	Subscriptions	2,621,766	5,213,235
	Distributions reinvested	325,847	264,002
	Redemptions	(1,102,919)	(433,918)

	Net Increase	1,844,694	5,043,319

	Class C:
	Subscriptions	3,070,200	4,028,880
	Distributions reinvested	260,590	161,596
	Redemptions	(1,142,858)	(437,667)

	Net Increase	2,187,932	3,752,809

	Class Z:
	Subscriptions	816,061	516,910
	Distributions reinvested	48,703	19,766
	Redemptions	(332,513)	(37,733)

	Net Increase	532,251	498,943
	Net Increase from Share Transactions	10,945,057	22,984,887
	Redemption fees	5,556	4,294

	Total Increase in Net Assets	8,746,113	24,652,804

Net Assets	Beginning of period	31,000,414	6,347,610
	End of period	39,746,527	31,000,414
	Overdistributed net investment income at end of period	—	—

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets (continued) – Columbia Masters Global Equity Portfolio

		Year Ended March 31, 2008	Year Ended March 31, 2007
Changes in Shares	Class A:
	Subscriptions	873,756	1,434,620
	Issued for distributions reinvested	92,325	63,491
	Redemptions	(446,313)	(199,032)

	Net Increase	519,768	1,299,079

	Class B:
	Subscriptions	221,912	499,375
	Issued for distributions reinvested	27,155	24,309
	Redemptions	(96,254)	(40,443)

	Net Increase	152,813	483,241

	Class C:
	Subscriptions	260,034	382,402
	Issued for distributions reinvested	21,677	14,852
	Redemptions	(100,170)	(42,015)

	Net Increase	181,541	355,239

	Class Z:
	Subscriptions	67,618	49,061
	Issued for distributions reinvested	4,021	1,815
	Redemptions	(29,779)	(3,454)

	Net Increase	41,860	47,422

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31, 2008	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$11.07	$10.29	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.33	0.26	—	(d)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.08)	1.09	0.29

Total from Investment Operations	0.25	1.35	0.29

Less Distributions to Shareholders:
From net investment income	(0.31)	(0.25)	—
From net realized gains	(0.24)	(0.32)	—

Total Distributions to Shareholders	(0.55)	(0.57)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$10.77	$11.07	$10.29
Total return (e)(f)	1.76%	13.17%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	0.25%	0.25%	0.25	%(j)
Waiver/Reimbursement	0.76%	1.40%	21.19	%(j)
Net investment income (loss) (c)(i)	2.82%	2.47%	(0.25	)%(j)
Portfolio turnover rate	9%	2%	—
Net assets, end of period (000’s)	$23,668	$18,588	$3,902

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31, 2008	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$11.04	$10.28	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.23	0.19	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.08)	1.08	0.29

Total from Investment Operations	0.15	1.27	0.28

Less Distributions to Shareholders:
From net investment income	(0.24)	(0.19)	—
From net realized gains	(0.24)	(0.32)	—

Total Distributions to Shareholders	(0.48)	(0.51)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$10.71	$11.04	$10.28
Total return (e)(f)	0.94%	12.40%	2.80	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	1.00%	1.00%	1.00	%(j)
Waiver/Reimbursement	0.76%	1.40%	21.19	%(j)
Net investment income (loss) (c)(i)	1.99%	1.79%	(1.00	)%(j)
Portfolio turnover rate	9%	2%	—
Net assets, end of period (000’s)	$8,362	$6,933	$1,488

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31, 2008	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$11.05	$10.29	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.24	0.19	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.09)	1.08	0.30

Total from Investment Operations	0.15	1.27	0.29

Less Distributions to Shareholders:
From net investment income	(0.24)	(0.19)	—
From net realized gains	(0.24)	(0.32)	—

Total Distributions to Shareholders	(0.48)	(0.51)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$10.72	$11.05	$10.29
Total return (e)(f)	0.93%	12.38%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	1.00%	1.00%	1.00	%(j)
Waiver/Reimbursement	0.76%	1.40%	21.19	%(j)
Net investment income (loss) (c)(i)	2.05%	1.83%	(1.00	)%(j)
Portfolio turnover rate	9%	2%	—
Net assets, end of period (000’s)	$6,722	$4,923	$929

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended March 31, 2008	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$11.09	$10.29	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.40	0.29	—	(d)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.12)	1.09	0.29

Total from Investment Operations	0.28	1.38	0.29

Less Distributions to Shareholders:
From net investment income	(0.33)	(0.26)	—
From net realized gains	(0.24)	(0.32)	—

Total Distributions to Shareholders	(0.57)	(0.58)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$10.80	$11.09	$10.29
Total return (e)(f)	2.03%	13.56%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	—	—	—
Waiver/Reimbursement	0.76%	1.40%	21.19	%(j)
Net investment income (c)(i)	3.44%	2.69%	—	%(j)(k)
Portfolio turnover rate	9%	2%	—
Net assets, end of period (000’s)	$994	$556	$28

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia Masters Global Equity Portfolio

March 31, 2008

Note 1. Organization

Columbia Masters Global Equity Portfolio (the “Portfolio”), a series of Columbia Funds Series Trust (the “Trust”), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Portfolio seeks capital appreciation. The Portfolio generally invests in Class Z shares of Columbia Multi-Advisor International Equity Fund, Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Acorn International (the “Underlying Funds”). The Underlying Funds are advised by Columbia Management Advisors, LLC (“Columbia”) or its affiliates.

The financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio’s financial statements and are available at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares, and the Portfolio offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Portfolio’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Funds determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolio’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income

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Columbia Masters Global Equity Portfolio

March 31, 2008

distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

The Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown because this would involve future claims against the Portfolio. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications were identified and reclassified among the components of the Portfolio’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$53,469	$(53,469)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31, 2008	March 31, 2007
Distributions paid from:
Ordinary Income*	$1,006,541	$455,618
Long-Term Capital Gains	831,263	747,089

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$ —	$2,165,556	$(2,611,856)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to the deferral of losses from wash sales.
Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$685,095
Unrealized depreciation	(3,296,951)
Net unrealized depreciation	$(2,611,856)

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of the Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including

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Columbia Masters Global Equity Portfolio

March 31, 2008

resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Portfolio. As a result of this evaluation, management has concluded that FIN 48 did have any effect on the Portfolio’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation from the Portfolio for its administrative services.

Pricing and Bookkeeping Fees

The Portfolio has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Portfolio. The Portfolio has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolio. Under the State Street Agreements, the Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Portfolio has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolio reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Portfolio also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amount charged to the Portfolio by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $8,032.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolio. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

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Columbia Masters Global Equity Portfolio

March 31, 2008

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Portfolio’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statement of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $100.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolio’s shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts of $30,334 on sales of the Portfolio’s Class A shares and received net CDSC fees of $17,490 and $2,393 on Class B and Class C share redemptions, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Portfolio and a combined distribution and shareholder servicing plan for Class A shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. Payments under the plans are charged as expenses directly to the applicable share class.

Fees Paid to Officers and Trustees

All officers of the Portfolio are employees of Columbia or its affiliates and, with the exception of the Portfolio’s Chief Compliance Officer, receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Portfolio’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in “Trustees’ fees” in the Statement of Operations. The liability for the deferred compensation plan is included in “Trustees fees” in the Statement of Assets and Liabilities.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive fees and reimburse the Portfolio for certain expenses through July 31, 2008, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, extraordinary expenses and expenses associated with the Portfolio’s investments in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio’s custodian, will not exceed 0.00% of the Portfolio’s average net assets. There is no guarantee that this expense limitation will continue after July 31, 2008.

Note 5. Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses by $21 for the Portfolio.

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities were $16,294,876 and $3,361,821, respectively.

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Columbia Masters Global Equity Portfolio

March 31, 2008

Note 7. Redemption Fees

The Portfolio assesses a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of Portfolio shares. The redemption fees, which are retained by the Portfolio, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2008, the redemption fees for Class A, Class B, Class C and Class Z shares of the Portfolio amounted to $3,300, $1,195, $926 and $135, respectively.

Note 8. Line of Credit

The Portfolio and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended March 31, 2008, the Portfolio did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of March 31, 2008, the Fund had one shareholder that held 12.1% of the Portfolio’s shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Portfolio.

Note 10. Significant Risks and Contingencies

Risk Factors of the Portfolio and the Underlying Funds

Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and certain Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which a Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Portfolio’s management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains, and could also increase transaction costs. Columbia, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolio. Columbia may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolio and the Underlying Funds.

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Columbia Masters Global Equity Portfolio

March 31, 2008

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds may also engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings

Columbia Masters Global Equity Portfolio did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names

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Columbia Masters Global Equity Portfolio

March 31, 2008

Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters Global Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters Global Equity Portfolio (the “Portfolio”) (a series of Columbia Funds Series Trust) at March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

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Federal Income Tax Information (Unaudited) – Columbia Masters Global Equity Portfolio

For the fiscal year ended March 31, 2008, the Portfolio designates long-term capital gains of $2,794,546.

For non-corporate shareholders 60.18% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

15.08% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2008, qualifies for the corporate dividends received deduction.

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Fund Governance – Columbia Masters Global Equity Portfolio

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director– E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 67 portfolios; no other directorships held.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 67 portfolios; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Spectrum Brands, Inc. (consumer products); Director–Simmons Company (bedding); Director–The Finish Line (sportswear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; President, Retail Banking–IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 67 portfolios; no other directorships held.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer–ING Americas, from 1999 through April 2003; oversees 67 portfolios; Director–Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 67 portfolios; Director–MIT Investment Company (Endowment), 2004 through current; Trustee and Chairman–Research Foundation of CFA Institute, 2003 through current.

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Fund Governance (continued) – Columbia Masters Global Equity Portfolio

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held

Anthony M. Santomero (Born 1946)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 67 portfolios; no other directorships held.

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation, Chairman–The Daniel-Mickel Foundation; oversees 67 portfolios; Board Member–Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued) – Columbia Masters Global Equity Portfolio

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

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Fund Governance (continued) – Columbia Masters Global Equity Portfolio

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)

Director of Fund Administration since June, 2007; Vice President, Mutual Fund

Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund

Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for Columbia Masters Global Equity Portfolio. The investment advisory agreement with CMA is referred to as the “Advisory Agreement.” The portfolio identified above is referred to as the “Portfolio.”

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board’s review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA including their compliance policies and procedures and reports of the Portfolio’s Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Portfolio. The Board also considered CMA’s investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses

The Board considered the one-year performance results for the Portfolio. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to the Portfolio (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), as well as to the Portfolio’s benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by

Lipper to select the mutual funds in the Portfolio’s Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

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The Board received and considered statistical information regarding the Portfolio’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Portfolio’s Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked the Portfolio based on: (i) the Portfolio’s one-year performance compared to actual management fees; and (ii) the Portfolio’s one-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Portfolio to CMA for investment advisory services (the “Contractual Management Rate”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the “Actual Management Rate”). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. Additionally, the Board received and afforded specific attention to information comparing the Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Portfolio on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Portfolio were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA’s complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolio. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures.

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The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolio receives throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CFD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1	CMA and CFD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management (“Marsico” or “MCM”) are well below their peers.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	The Nations equity Funds’ overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.	The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.	Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.	Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees’ Fee and Performance Evaluation Process

10.	The Trustees’ evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of

34

scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.	An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.	An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA’s proposed restructuring of the money market Funds’ management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

15.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs of providing services to the Funds than did asset-based allocation.

16.	The materials that set out CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG’s expenses and profitability for each Fund.

17.	In 2006, CMG’s complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.	For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico’s status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico’s costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico’s profits would no longer be retained by a CMG affiliate.

19.

CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such

35

payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. Recommendations

1.	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

3.	Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a “Review Fund.”

5.	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.	Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.

Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund’s

36

performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund’s performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.	Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex- wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM’s largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM’s other large clients.

37

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.	Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

8.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

*        *        *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Columbia Masters Global Equity Portfolio

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters Global Equity Portfolio.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website, www.columbiamanagement.com.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the portfolio. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

Columbia Masters Global Equity Portfolio

Annual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152534-0308 (05/08) 08-56234

Annual Report

March 31, 2008

Columbia Masters Heritage Portfolio

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio manager discusses the portfolio’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Manager’s Report on the following pages. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the portfolio’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update

Summary

For the 12-month period that ended March 31, 2008

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets in developed countries outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

–5.08%	–2.70%

■

Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

7.67%	–3.24%

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1% — its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate — the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate — the federal funds rate — to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large-cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices2. Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued3.

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%.

Past performance is no guarantee of future results.

[1]	On April 30, 2008, the Fed lowered the federal funds rate to 2.00%.

[2]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

[3]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

1

Portfolio Profile – Columbia Masters Heritage Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+2.96% Class A shares (without sales charge)

–5.08% S&P 500 Index[1]

+8.88% Lehman Brothers U.S. Intermediate Government/Credit Bond Index[2]

Morningstar Style Box

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund’s investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■	For the 12-month period that ended March 31, 2008, the portfolio’s Class A shares returned 2.96% without sales charge.

■	The portfolio outperformed one of its benchmarks, the S&P 500 Index, and the average return of its peer group.[1]

■	Strong performance from underlying equity funds in the portfolio aided performance.

Portfolio Management

Vikram Kuriyan has managed the portfolio since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2000.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]	The Lehman Brothers U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. government and corporate bonds.
Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

2

Performance Information – Columbia Masters Heritage Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.63
Class B	2.38
Class C	2.38
Class Z	1.38

Annual operating expense ratio after contractual waivers (%)*

Class A	1.15
Class B	1.90
Class C	1.90
Class Z	0.90

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 02/15/06 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters Heritage Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. government and corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/08 ($)
Sales charge	without	with

Class A	11,423	10,766
Class B	11,246	10,946
Class C	11,246	11,246
Class Z	11,465	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06
Sales charge	without	with	without	with	without	with	without
1-year	2.96	-3.00	2.22	-2.78	2.22	1.22	3.14
Life	6.47	3.54	5.69	4.35	5.69	5.69	6.65

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for the Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

3

Understanding Your Expenses – Columbia Masters Heritage Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. It is important to note that the portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	930.90	1,023.75	1.21	1.26	0.25
Class B	1,000.00	1,000.00	927.60	1,020.00	4.82	5.05	1.00
Class C	1,000.00	1,000.00	927.60	1,020.00	4.82	5.05	1.00
Class Z	1,000.00	1,000.00	931.40	1,025.00	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Masters Heritage Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

4

Portfolio Manager’s Report

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 03/31/08 ($)
Class A	10.39
Class B	10.43
Class C	10.43
Class Z	10.36

Distributions declared per share
04/01/07 - 03/31/08 ($)
Class A	0.36
Class B	0.24
Class C	0.24
Class Z	0.40

For the 12-month period that ended March 31, 2008, the portfolio’s Class A shares returned 2.96% without sales charge. The S&P 500 Index returned negative 5.08% and the Lehman Brothers U.S. Intermediate Government/Credit Bond Index returned 8.88%.1 The portfolio’s return was higher than the 1.06% average return of funds in its peer group, the Lipper Global Flexible Portfolio Funds Classification.2 The portfolio is divided among Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Strategic Income Fund.

Strong performance from underlying equity funds aided performance

All three underlying funds in the portfolio made a positive contribution to performance in a period that was generally challenging for the U.S. stock market. The Marsico 21st Century Fund returned 2.81% beating its primary benchmark, the Russell 3000 Index3, which returned negative 6.06%. The Columbia Strategic Investor Fund returned 0.36%, beating its primary benchmark, the Russell 1000 Index 4, which lost 5.40%. Columbia Strategic Income Fund posted a positive return of 5.48%. However, it lagged its primary benchmark, the Lehman Brothers Government/Credit Bond Index5, which gained 8.35% over the period. Lower weights in government and Treasury securities in the fund hampered performance relative to the index.

Looking ahead

The U.S. economy faces prospects of a recession as housing, high energy prices and tighter lending standards restrain economic growth. Consumer spending, which accounts for more than two-thirds of the U.S. economy, is expected to grow at a slower pace in 2008 as households feel the drag of high energy prices, a softer labor market and decreased home equity. Investment spending could slow as well, as residential construction remains weak and profit growth decelerates. However, if exports and government spending hold up, a recession might be avoided. Exports are expected to continue to benefit from a weaker dollar as American goods become more affordable to the rest of the world.

Against this backdrop, we believe that it’s important for shareholders to keep a long-term focus on their goals. Although the crises in the mortgage and credit markets that have plagued the U.S. stock market over the past year are unsettling, stocks have weathered many such storms in the past. Columbia Masters Heritage Portfolio provides broadly diversified exposure to the U.S. stock and bond markets. Diversification, coupled with short-term reserves, may help shield a portfolio from the market’s occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. However, diversification does not ensure a profit or guarantee against a loss.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. government and corporate bonds.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[3]	The Russell 3000 Index measures the performance of 3,000 of the largest U.S. companies, based on market capitalization.

[4]	The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization.

[5]	The Lehman Brothers Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

5

Portfolio Manager’s Report (continued)

The outlook for this portfolio may differ from that presented for other Columbia Funds.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

The portfolio is a “fund of funds.”

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Lower quality debt securities involve greater risk of default or price volatility from changes in credit quality of individual issuers.

6

Investment Portfolio – Columbia Masters Heritage Portfolio

March 31, 2008

Investment Companies (a) – 99.8%		Shares	Value ($)
	Columbia Marsico 21st Century Fund, Class Z	2,570,464	37,220,315
	Columbia Strategic Income Fund, Class Z	6,412,404	37,833,183
	Columbia Strategic Investor Fund, Class Z	2,032,494	37,214,960

	Total Investment Companies (cost of $114,578,816)		112,268,458

	Total Investments – 99.8% (cost of $114,578,816)(b)		112,268,458

	Other Assets & Liabilities, Net – 0.2%		188,962

	Net Assets – 100.0%		112,457,420

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $114,799,368.

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Masters Heritage Portfolio

March 31, 2008

		($)
Assets	Affiliated investments, at cost	114,578,816

	Affiliated investments, at value	112,268,458
	Receivable for portfolio shares sold	613,038
	Expense reimbursement due from investment advisor	66,513
	Other assets	674

	Total Assets	112,948,683

Liabilities	Payable to custodian bank	384
	Payable for:
	Investments purchased	216,083
	Portfolio shares repurchased	101,089
	Transfer agent fee	15,103
	Pricing and bookkeeping fees	2,173
	Trustees’ fees	32,523
	Custody fee	839
	Legal fee	26,400
	Reports to shareholders	22,958
	Distribution and service fees	50,063
	Chief compliance officer expenses	152
	Other liabilities	23,496

	Total Liabilities	491,263

	Net Assets	112,457,420

Net Assets Consist of	Paid-in capital	111,194,515
	Undistributed net investment income	25,553
	Accumulated net realized gain	3,547,710
	Net unrealized depreciation on investments	(2,310,358)

	Net Assets	112,457,420

Class A	Net assets	$65,837,419
	Shares outstanding	6,336,626
	Net asset value per share	$10.39	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.39/0.9425)	$11.02	(b)

Class B
	Net assets	$23,019,514
	Shares outstanding	2,207,492
	Net asset value and offering price per share	$10.43	(a)

Class C
	Net assets	$21,207,350
	Shares outstanding	2,033,553
	Net asset value and offering price per share	$10.43	(a)

Class Z
	Net assets	$2,393,137
	Shares outstanding	230,949
	Net asset value, offering and redemption price per share	$10.36

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Masters Heritage Portfolio

For the Year Ended March 31, 2008

		($)
Investment Income	Dividends from affiliates	3,332,924

Expenses	Distribution fee:
	Class B	169,061
	Class C	155,661
	Service fee:
	Class A	156,731
	Class B	56,355
	Class C	51,887
	Transfer agent fee	108,031
	Pricing and bookkeeping fees	31,068
	Trustees’ fees	25,377
	Custody fee	5,957
	Legal fee	63,845
	Registration fee	52,084
	Chief compliance officer expenses	600
	Other expenses	84,365

	Total Expenses	961,022
	Fees and expenses waived/reimbursed by investment advisor	(371,205)
	Expense reductions	(122)

	Net Expenses	589,695

	Net Investment Income	2,743,229

Net Realized and Unrealized Loss on Investments and Capital Gains Distributions Received	Capital gains distributions received	4,068,167
	Net realized loss on affiliated investments	(119,450)
	Net change in unrealized depreciation on investments	(4,794,451)

	Net Loss	(845,734)

	Net Increase Resulting from Operations	1,897,495

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Masters Heritage Portfolio

Increase (Decrease) in Net Assets		Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)
Operations	Net investment income	2,743,229	1,808,581
	Net realized gain on investments and capital gains distributions received	3,948,717	2,786,586
	Net change in unrealized appreciation (depreciation) on investments	(4,794,451)	2,294,934

	Net Increase Resulting from Operations	1,897,495	6,890,101

Distributions to Shareholders	From net investment income:
	Class A	(1,866,486)	(1,172,078)
	Class B	(415,085)	(312,065)
	Class C	(381,557)	(258,345)
	Class Z	(84,174)	(61,152)
	From net realized gains:
	Class A	(210,256)	(1,617,269)
	Class B	(77,710)	(604,992)
	Class C	(71,028)	(525,875)
	Class Z	(9,693)	(74,077)

	Total Distributions to Shareholders	(3,115,989)	(4,625,853)

Share Transactions	Class A:
	Subscriptions	26,288,366	43,234,531
	Distributions reinvested	1,978,008	2,654,735
	Redemptions	(15,412,330)	(6,593,832)

	Net Increase	12,854,044	39,295,434

	Class B:
	Subscriptions	6,199,054	14,574,850
	Distributions reinvested	475,788	883,679
	Redemptions	(2,837,472)	(1,279,492)

	Net Increase	3,837,370	14,179,037

	Class C:
	Subscriptions	7,915,244	14,855,976
	Distributions reinvested	406,103	717,982
	Redemptions	(4,625,721)	(1,202,118)

	Net Increase	3,695,626	14,371,840

	Class Z:
	Subscriptions	2,224,238	2,518,240
	Distributions reinvested	90,989	131,134
	Redemptions	(1,690,758)	(976,302)

	Net Increase	624,469	1,673,072
	Net Increase from Share Transactions	21,011,509	69,519,383

	Total Increase in Net Assets	19,793,015	71,783,631

Net Assets	Beginning of period	92,664,405	20,880,774
	End of period	112,457,420	92,664,405
	Undistributed net investment income at end of period	25,553	29,626

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Masters Heritage Portfolio

		Year Ended March 31, 2008	Year Ended March 31, 2007
Changes in Shares	Class A:
	Subscriptions	2,413,403	4,245,245
	Issued for distributions reinvested	177,485	258,220
	Redemptions	(1,408,116)	(638,315)

	Net Increase	1,182,772	3,865,150

	Class B:
	Subscriptions	566,259	1,437,199
	Issued for distributions reinvested	42,502	85,881
	Redemptions	(261,460)	(124,077)

	Net Increase	347,301	1,399,003

	Class C:
	Subscriptions	722,950	1,456,573
	Issued for distributions reinvested	36,283	69,728
	Redemptions	(425,252)	(116,950)

	Net Increase	333,981	1,409,351

	Class Z:
	Subscriptions	199,498	249,445
	Issued for distributions reinvested	8,164	12,788
	Redemptions	(154,506)	(93,427)

	Net Increase	53,156	168,806

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$10.42	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.29	0.31	0.03
Net realized and unrealized gain on investments and capital gains distributions received	0.04	0.56	0.17

Total from Investment Operations	0.33	0.87	0.20

Less Distributions to Shareholders:
From net investment income	(0.32)	(0.28)	(0.01)
From net realized gains	(0.04)	(0.36)	—

Total Distributions to Shareholders	(0.36)	(0.64)	(0.01)

Net Asset Value, End of Period	$10.39	$10.42	$10.19
Total return (d)(e)	2.96%	8.77%	2.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.25%	0.25%	0.25	%(i)
Waiver /Reimbursement	0.34%	0.48%	6.51	%(i)
Net investment income (c)(h)	2.81%	2.98%	2.04	%(i)
Portfolio turnover rate	8%	2%	—
Net assets, end of period (000's)	$65,837	$53,710	$13,131

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratio would have been higher.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$10.42	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.22	0.23	0.01
Net realized and unrealized gain on investments and capital gains distributions received	0.03	0.57	0.18

Total from Investment Operations	0.25	0.80	0.19

Less Distributions to Shareholders:
From net investment income	(0.20)	(0.21)	—	(d)
From net realized gains	(0.04)	(0.36)	—

Total Distributions to Shareholders	(0.24)	(0.57)	—	(d)

Net Asset Value, End of Period	$10.43	$10.42	$10.19
Total return (e)(f)	2.22%	7.96%	1.91	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00	%(j)
Waiver /Reimbursement	0.34%	0.48%	6.51	%(j)
Net investment income (c)(i)	2.08%	2.24%	0.90	%(j)
Portfolio turnover rate	8%	2%	—
Net assets, end of period (000’s)	$23,020	$19,388	$4,700

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratio would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$10.42	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.22	0.23	0.01
Net realized and unrealized gain on investments and capital gains distributions received	0.03	0.57	0.18

Total from Investment Operations	0.25	0.80	0.19

Less Distributions to Shareholders:
From net investment income	(0.20)	(0.21)	—	(d)
From net realized gains	(0.04)	(0.36)	—

Total Distributions to Shareholders	(0.24)	(0.57)	—	(d)

Net Asset Value, End of Period	$10.43	$10.42	$10.19
Total return (e)(f)	2.22%	7.96%	1.91	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00	%(j)
Waiver /Reimbursement	0.34%	0.48%	6.51	%(j)
Net investment income (c)(i)	2.09%	2.23%	0.80	%(j)
Portfolio turnover rate	8%	2%	—
Net assets, end of period (000’s)	$21,207	$17,715	$2,958

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratio would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$10.41	$10.18	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.34	0.35	0.02
Net realized and unrealized gain on investments and capital gains distributions received	0.01	0.55	0.17

Total from Investment Operations	0.35	0.90	0.19

Less Distributions to Shareholders:
From net investment income	(0.36)	(0.31)	(0.01)
From net realized gains	(0.04)	(0.36)	—

Total Distributions to Shareholders	(0.40)	(0.67)	(0.01)

Net Asset Value, End of Period	$10.36	$10.41	$10.18
Total return (d)(e)	3.14%	9.04%	1.94	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	—	—	—
Waiver /Reimbursement	0.34%	0.48%	6.51	%(i)
Net investment income (c)(h)	3.30%	3.45%	1.48	%(i)
Portfolio turnover rate	8%	2%	—
Net assets, end of period (000’s)	$2,393	$1,851	$92

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratio would have been higher.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Masters Heritage Portfolio

March 31, 2008

Note 1. Organization

Columbia Masters Heritage Portfolio (the “Portfolio”), a series of Columbia Funds Series Trust (the “Trust”), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Portfolio seeks capital appreciation. The Portfolio generally invests in Class Z shares of Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Strategic Income Fund (the “Underlying Funds”). The Underlying Funds are advised by Columbia Management Advisors, LLC (“Columbia”) or its affiliates.

The financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio’s financial statements and are available at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares, and the Portfolio offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Portfolio’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Funds determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolio’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income

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distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

The Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown because this would involve future claims against the Portfolio. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Note 3. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31, 2008	March 31, 2007
Distributions paid from:
Ordinary Income*	$2,824,281	$1,808,739
Long-Term Capital Gains	291,708	2,817,114

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*

$94,987	$3,698,827	$(2,530,910)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$2,480,519
Unrealized depreciation	(5,011,429)
Net unrealized depreciation	$(2,530,910)

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of the Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Portfolio’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation from the Portfolio for its administrative services.

Pricing and Bookkeeping Fees

The Portfolio has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Portfolio. The Portfolio has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolio. Under the State Street Agreements, the Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Portfolio has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolio reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Portfolio also reimbursed Columbia for accounting oversight, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amount charged to the Portfolio by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $8,032.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolio. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Portfolio’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statement of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $100.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolio’s shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts of $95,584 on sales of the Portfolio’s Class A shares and received net CDSC fees of $46,305 and $10,195 on Class B and Class C share redemptions, respectively.

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The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Portfolio, a distribution plan for the Class R shares of the Portfolio and a combined distribution and shareholder servicing plan for Class A shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. Payments under the plans are charged as expenses directly to the applicable share class.

Fees Paid to Officers and Trustees

All officers of the Portfolio are employees of Columbia or its affiliates and, with the exception of the Portfolio’s Chief Compliance Officer, receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Portfolio’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in “Trustees’ fees” in the Statement of Operations. The liability for the deferred compensation plan is included in “Trustees fees” in the Statement of Assets and Liabilities.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive fees and reimburse the Portfolio for certain expenses through July 31, 2008, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, extraordinary expenses and expenses associated with the Portfolio’s investments in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio’s custodian, will not exceed 0.00% of the Portfolio’s average net assets. There is no guarantee that this expense limitation will continue after July 31, 2008.

Note 5. Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses by $22 for the Portfolio.

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities were $31,747,999 and $8,463,466, respectively.

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating

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fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended March 31, 2008, the Portfolio did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of March 31, 2008 the Portfolio had one shareholder that held 6.2% of the Portfolio’s shares outstanding over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Portfolio.

Note 9. Significant Risks and Contingencies

Risk Factors of the Portfolio and the Underlying Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and certain Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which a Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Portfolio’s management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains, and could also increase transaction costs. Columbia, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolio. Columbia may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds may also engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings

Columbia Masters Heritage Portfolio did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management

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Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to

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the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters Heritage Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters Heritage Portfolio (the “Portfolio”) (a series of Columbia Funds Series Trust) at March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

23

Federal Income Tax Information (unaudited) – Columbia Masters Heritage Portfolio

For the fiscal year ended March 31, 2008, the Portfolio designates long term capital gains of $4,190,062.

15.61% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 18.37%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

24

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director– E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 67 portfolios; no other directorships held.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 67 portfolios; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Spectrum Brands, Inc. (consumer products); Director–Simmons Company (bedding); Director–The Finish Line (sportswear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; President, Retail Banking–IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 67 portfolios; no other directorships held.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer–ING Americas, from 1999 through April 2003; oversees 67 portfolios; Director–Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 67 portfolios; Director–MIT Investment Company (Endowment), 2004 through current; Trustee and Chairman–Research Foundation of CFA Institute, 2003 through current.

25

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee/Director, Other Directorships Held

Anthony M. Santomero (Born 1946)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 67 portfolios; no other directorships held.

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation, Chairman–The Daniel-Mickel Foundation; oversees 67 portfolios; Board Member–Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

27

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)

Director of Fund Administration since June, 2007; Vice President, Mutual Fund

Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund

Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for Columbia Masters Heritage Portfolio. The investment advisory agreement with CMA is referred to as the “Advisory Agreement.” The portfolio identified above is referred to as the “Portfolio.”

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board’s review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio’s Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Portfolio. The Board also considered CMA’s investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses

The Board considered the one-year performance results for the Portfolio. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to the Portfolio (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), as well as to the Portfolio’s benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio’s Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

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The Board received and considered statistical information regarding the Portfolio’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Portfolio’s Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked the Portfolio based on: (i) the Portfolio’s one-year performance compared to actual management fees; and (ii) the Portfolio’s one-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Portfolio to CMA for investment advisory services (the “Contractual Management Rate”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the “Actual Management Rate”). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to the NYAG Settlement. Additionally, the Board received and afforded specific attention to information comparing the Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Portfolio on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Portfolio were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA’s complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolio. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures.

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The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolio receives throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CFD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1	CMA and CFD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management (“Marsico” or “MCM”) are well below their peers.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	The Nations equity Funds’ overall performance adjusted for risk was strong. The performance of 16 of the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.	The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.	Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.	Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees’ Fee and Performance Evaluation Process

10.	The Trustees’ evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale

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economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.	An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.	An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA’s proposed restructuring of the money market Funds’ management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

15.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs of providing services to the Funds than did asset-based allocation.

16.	The materials that set out CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG’s expenses and profitability for each Fund.

17.	In 2006, CMG’s complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.	For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico’s status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico’s costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico’s profits would no longer be retained by a CMG affiliate.

19.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

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III. Recommendations

1.	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

3.	Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a “Review Fund.”

5.	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.	Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.

Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund’s performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as

35

deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund’s performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.	Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM’s largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM’s other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

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4.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.	Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

8.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

*    *    *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Columbia Masters Heritage Portfolio

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters Heritage Portfolio.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website, www.columbiamanagement.com.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the portfolio. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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Columbia Masters Heritage Portfolio

Annual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152627-0308 (05/08) 08-56053

Annual Report

March 31, 2008

Columbia Masters International Equity Portfolio

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio manager discusses the portfolio’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Manager’s Report on the following pages. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the portfolio’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Columbia Masters International Equity Portfolio

Summary

For the 12-month period that ended March 31, 2008

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets in developed countries outside the United States also lost ground as measured (in U.S. dollars) by the MSCI EAFE Index. Emerging markets continued on a tear of performance, as measured by the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE

-5.08%	-2.70%

MSCI Emerging Markets

21.65%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The global economy experienced generally solid growth throughout most of the 12-month period that began April 1, 2007 and ended March 31, 2008. However, indicators suggest that economic growth slowed in the fourth quarter of 2007 and has continued to slow in 2008. According to Moodys.com, global growth in 2007 stood at 4.7%. In 2008, estimates for growth run between 2.0% and 3.0%.

A recession for the U.S. economy?

In the United States, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy and food prices pinched household budgets, and we anticipate these will likely weigh heavily on U.S. consumer spending in the months to come. Higher industrial metals prices also drove up manufacturing costs. To inject liquidity into the monetary system and shore up economic growth, the Federal Reserve Board (the Fed) cut a key short-term interest rate, the federal funds rate, from 5.25% to 2.25%, in several steps during the period. 1

Japan’s economic growth slipping

Outside the United States, Japan’s economy is in danger of slipping to low single digits or even to recession despite robust growth late in 2007. The export market in Japan faces uncertainty in light of falling U.S. demand, weaker growth in Europe and a sharply stronger yen. Consumers continued to rein in spending, corporate investment has declined and business confidence, as measured by the Bank of Japan’s Tankan survey, fell sharply. Meanwhile, rising commodity prices have driven inflation higher.

Slower growth in the euro zone

Growth in the euro zone has shown signs of slowing compared to 2007. Credit markets in Europe and the United Kingdom have tightened, the result of stricter standards and higher borrowing costs that have come out of the U.S. subprime crisis. A strong euro and pound have also weighed on exports, production and capital spending throughout the area, resulting in uncertainty for the investment markets. Responding to these pressures, and a looming mortgage crisis of its own, the Bank of England reduced short-term interest rates near the end of the period and the European Central Bank has softened its rhetoric on rates, raising hopes that a rate cut could follow.

Emerging markets continue robust growth

Meanwhile emerging markets have continued to experience robust growth, helping to cushion the impact of slower growth within developed markets. To the extent that there has been any loss of momentum in Asia, Latin America, Eastern Europe and the Middle East, it has been cushioned by strong domestic demand and rising intraregional trade. In China, we believe that growth this year could fall into single digits, but remain healthy at 8% to 10%.

[1]	On April 30, 2008, the Fed lowered the federal funds rate to 2.00%.

1

Economic Update (continued) – Columbia Masters International Equity Portfolio

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, foreign markets weathered volatility somewhat better than the U.S. stock market. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers despite a weak quarter at the end of the period. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.

[2]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2

Portfolio Profile – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+1.76% Class A shares
(without sales charge)

–2.70% MSCI EAFE Index[1]

Morningstar Style Box

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund’s investment style (value, blend or growth.) All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources. Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 02/29/08.

Summary

■	For the 12-month period that ended March 31, 2008, the portfolio’s Class A shares returned 1.76% without sales charge.

■	The portfolio outperformed its benchmark and the average return of its peer group.

■	Strong performance from the portfolio’s underlying funds aided performance.

Portfolio Management

Vikram Kuriyan has managed the portfolio since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2000.

[1]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index

3

Performance Information – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.74
Class B	2.49
Class C	2.49
Class R	1.99
Class Z	1.49

Annual operating expense ratio after contractual waivers (%)*

Class A	1.15
Class B	1.90
Class C	1.90
Class R	1.40
Class Z	0.90

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 02/15/06 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters International Equity Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/08 ($)
Sales charge	without	with
Class A	12,256	11,551
Class B	12,075	11,775
Class C	12,064	12,064
Class R	12,192	n/a
Class Z	12,320	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06	02/15/06
Sales charge	without	with	without	with	without	with	without	without
1-year	1.76	-4.07	1.03	-3.73	0.94	-0.01	1.48	2.03
Life	10.06	7.03	9.29	8.00	9.24	9.24	9.78	10.32

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for the Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

4

Understanding Your Expenses – Columbia Masters International Equity Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. It is important to note that the portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	903.70	1,023.75	1.19	1.26	0.25
Class B	1,000.00	1,000.00	900.30	1,020.00	4.75	5.05	1.00
Class C	1,000.00	1,000.00	900.20	1,020.00	4.75	5.05	1.00
Class R	1,000.00	1,000.00	902.50	1,022.50	2.38	2.53	0.50
Class Z	1,000.00	1,000.00	904.80	1,025.00	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* Columbia Masters International Equity Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

5

Portfolio Manager’s Report – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	11.14
Class B	11.09
Class C	11.08
Class R	11.12
Class Z	11.16

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.83
Class B	0.76
Class C	0.76
Class R	0.80
Class Z	0.85

For the 12-month period that ended March 31, 2008, the portfolio’s Class A shares returned 1.76% without sales charge. This compares with a negative 2.70% return for the MSCI EAFE Index over the same period.1 The average return for the portfolio’s peer group, the Lipper International Multi-Cap Core Funds Classification was negative 1.50%.2

Strong performance from underlying funds aided performance

Both underlying funds in the portfolio made a positive contribution to performance in a period that was generally challenging for all segments of the U.S. stock market. Columbia Multi-Advisor International Equity Fund returned 1.60% compared to its primary benchmark, the MSCI EAFE Index, which lost 2.70%. Columbia Acorn International returned 3.26%, beating its primary benchmark, the S&P/Citigroup Global ex-US $500 Million — $5 Billion Cap Range Index, which lost 0.14%.3 The portfolio’s assets are divided 80%/20% between these two funds.

Looking ahead

Global economic growth has slowed as the U.S. faces prospects of a recession. Around the world, consumers are feeling the drag of high energy prices, and investors have become more risk averse. However, domestic growth within emerging market countries continue to propel these economies at a faster rate than elsewhere in the world. Against this backdrop, we believe that it’s important for shareholders to keep a long-term focus on their goals. Although volatility is unsettling, stocks have weathered storms in the past. Columbia Masters International Equity Portfolio provides broad exposure to foreign stock markets, and as such, can help diversify an investment portfolio of U.S. stock and bond funds. Diversification, coupled with short-term reserves, may help shield a portfolio from the market’s occasional downturns while providing exposure to segments of the market that historically have demonstrated their long-term potential for growth. However, diversification does not ensure a profit or guarantee against a loss.

The outlook for this portfolio may differ from that presented for other Columbia Funds.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

The portfolio is a “fund of funds.”

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the portfolio invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

[1]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[3]

S&P/Citigroup Global ex-US Cap Range $500 Million-$5 Billion Cap Range Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

6

Investment Portfolio – Columbia Masters International Equity Portfolio

March 31, 2008

Investment Companies (a) – 100.0%	Shares	Value ($)
Columbia Acorn International, Class Z	1,223,348	49,545,595
Columbia Multi-Advisor International Equity Fund, Class Z	12,345,497	194,935,405

Total Investment Companies (cost of $266,092,251)		244,481,000

	Total Investments – 100.0% (cost of $266,092,251) (b)	244,481,000

Other Assets & Liabilities, Net – 0.0%		(53,644)

Net Assets – 100.0%		244,427,356

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $266,920,567.

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Masters International Equity Portfolio

March 31, 2008

		($)
Assets	Affiliated investments, at cost	266,092,251

	Affiliated investments, at value	244,481,000
	Receivable for portfolio shares sold	544,056
	Expense reimbursement due from investment advisor	78,106
	Other assets	1,234

	Total Assets	245,104,396

Liabilities	Payable for:
	Investments purchased	213,454
	Portfolio shares repurchased	278,207
	Transfer agent fee	29,890
	Pricing and bookkeeping fees	2,173
	Trustees’ fees	32,335
	Custody fee	828
	Legal fee	25,041
	Distribution and service fees	53,211
	Chief compliance officer expenses	140
	Other liabilities	41,761

	Total Liabilities	677,040

	Net Assets	244,427,356

Net Assets Consist of	Paid-in capital	253,829,171
	Accumulated net realized gain	12,209,436
	Net unrealized depreciation on investments	(21,611,251)

	Net Assets	244,427,356

Class A	Net assets	$119,669,632
	Shares outstanding	10,744,249
	Net asset value per share	$11.14	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.14/0.9425)	$11.82	(b)

Class B	Net assets	$7,490,008
	Shares outstanding	675,341
	Net asset value and offering price per share	$11.09	(a)

Class C	Net assets	$27,655,953
	Shares outstanding	2,495,324
	Net asset value and offering price per share	$11.08	(a)

Class R	Net assets	$43,876
	Shares outstanding	3,946
	Net asset value and offering price per share	$11.12	(c)

Class Z	Net assets	$89,567,887
	Shares outstanding	8,026,791
	Net asset value and offering price per share	$11.16	(c)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Masters International Equity Portfolio

For the Year Ended March 31, 2008

		($)
Investment Income	Dividends from affiliates	9,487,248

Expenses	Distribution fee:
	Class B	56,202
	Class C	200,275
	Class R	144
	Service fee:
	Class A	258,534
	Class B	18,734
	Class C	66,758
	Transfer agent fee	161,539
	Pricing and bookkeeping fees	31,059
	Trustees’ fees	25,188
	Custody fee	5,733
	Legal fee	57,724
	Registration fee	81,859
	Chief compliance officer expenses	610
	Other expenses	90,890

	Total Expenses	1,055,249

	Fees and expenses waived or reimbursed by investment advisor	(454,382)
	Expense reductions	(220)

	Net Expenses	600,647

	Net Investment Income	8,886,601

Net Realized and Unrealized Gain (Loss) on Investments and Capital Gains Distributions Received	Capital gains distributions received	16,763,653
	Net realized loss on affiliated investments	(803,264)
	Net change in unrealized depreciation on investments	(27,908,281)

	Net Loss	(11,947,892)

	Net Decrease Resulting from Operations	(3,061,291)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Masters International Equity Portfolio

		Year Ended March 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	8,886,601	1,772,913
	Net realized gain (loss) on investments and capital gains distributions received	15,960,389	2,711,224
	Net change in unrealized appreciation (depreciation) on investments	(27,908,281)	6,140,444

	Net Increase (Decrease) Resulting from Operations	(3,061,291)	10,624,581

Distributions to Shareholders	From net investment income:
	Class A	(4,514,819)	(1,166,264)
	Class B	(271,703)	(92,690)
	Class C	(987,056)	(294,783)
	Class R	(1,332)	(251)
	Class Z	(3,297,503)	(277,927)
	From net realized gains:
	Class A	(2,888,499)	(319,620)
	Class B	(210,774)	(32,534)
	Class C	(753,884)	(103,467)
	Class R	(697)	(74)
	Class Z	(1,848,576)	(70,915)

	Total Distributions to Shareholders	(14,774,843)	(2,358,525)

Share Transactions	Class A:
	Subscriptions	64,449,595	67,832,917
	Distributions reinvested	6,778,684	1,323,559
	Redemptions	(18,544,383)	(4,935,256)

	Net Increase	52,683,896	64,221,220

	Class B:
	Subscriptions	3,023,315	4,394,911
	Distributions reinvested	403,004	99,819
	Redemptions	(1,365,606)	(275,768)

	Net Increase	2,060,713	4,218,962

	Class C:
	Subscriptions	11,612,262	17,020,491
	Distributions reinvested	979,626	239,672
	Redemptions	(4,152,260)	(876,168)

	Net Increase	8,439,628	16,383,995

	Class R:
	Subscriptions	46,259	—
	Distributions reinvested	2,029	325
	Redemptions	(14,309)	—

	Net Increase	33,979	325

	Class Z:
	Subscriptions	72,338,240	30,223,080
	Distributions reinvested	439,585	90,624
	Redemptions	(7,255,784)	(403,274)

	Net Increase	65,522,041	29,910,430
	Net Increase from Share Transactions	128,740,257	114,734,932
	Redemption fees	22,974	11,782

	Total Increase in Net Assets	110,927,097	123,012,770

Net Assets	Beginning of period	133,500,259	10,487,489
	End of period	244,427,356	133,500,259
	Undistributed net investment income at end of period	—	—

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets (continued) – Columbia Masters International Equity Portfolio

		Year Ended March 31,
		2008	2007
Changes in Shares	Class A:
	Subscriptions	5,292,856	6,205,314
	Issued for distributions reinvested	550,705	116,204
	Redemptions	(1,540,632)	(450,076)

	Net Increase	4,302,929	5,871,442

	Class B:
	Subscriptions	248,649	413,232
	Issued for distributions reinvested	32,836	8,771
	Redemptions	(117,134)	(25,663)

	Net Increase	164,351	396,340

	Class C:
	Subscriptions	946,767	1,573,388
	Issued for distributions reinvested	79,831	21,061
	Redemptions	(350,939)	(80,995)

	Net Increase	675,659	1,513,454

	Class R:
	Subscriptions	3,938	—
	Issued for distributions reinvested	165	29
	Redemptions	(1,186)	—

	Net Increase	2,917	29

	Class Z:
	Subscriptions	5,950,760	2,649,249
	Issued for distributions reinvested	35,653	7,956
	Redemptions	(611,667)	(35,945)

	Net Increase	5,374,746	2,621,260

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$11.69	$10.26	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.53	0.36	—	(d)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.25)	1.42	0.26

Total from Investment Operations	0.28	1.78	0.26

Less Distributions to Shareholders:
From net investment income	(0.49)	(0.28)	—
From net realized gains	(0.34)	(0.07)	—

Total Distributions to Shareholders	(0.83)	(0.35)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$11.14	$11.69	$10.26
Total return (e)(f)	1.76%	17.39%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	0.25%	0.25%	0.25	%(j)
Waiver/Reimbursement	0.22%	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	4.34%	3.25%	(0.25	)%(j)
Portfolio turnover rate	3%	1%	—
Net assets, end of period (000’s)	$119,670	$75,289	$5,846

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$11.66	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.42	0.31	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.23)	1.38	0.27

Total from Investment Operations	0.19	1.69	0.26

Less Distributions to Shareholders:
From net investment income	(0.42)	(0.22)	—
From net realized gains	(0.34)	(0.07)	—

Total Distributions to Shareholders	(0.76)	(0.29)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$11.09	$11.66	$10.26
Total return (e)(f)	1.03%	16.50%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00	%(j)
Waiver/Reimbursement	0.22%	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	3.49%	2.87%	(1.00	)%(j)
Portfolio turnover rate	3%	1%	—
Net assets, end of period (000’s)	$7,490	$5,960	$1,176

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$11.66	$10.25	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.43	0.31	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.25)	1.39	0.26

Total from Investment Operations	0.18	1.70	0.25

Less Distributions to Shareholders:
From net investment income	(0.42)	(0.22)	—
From net realized gains	(0.34)	(0.07)	—

Total Distributions to Shareholders	(0.76)	(0.29)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$11.08	$11.66	$10.25
Total return (e)(f)	0.94%	16.61%	2.50	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00	%(j)
Waiver/Reimbursement	0.22%	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	3.54%	2.82%	(1.00	)%(j)
Portfolio turnover rate	3%	1%	—
Net assets, end of period (000’s)	$27,656	$21,210	$3,140

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class R Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$11.68	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.50	0.37	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.26)	1.38	0.27

Total from Investment Operations	0.24	1.75	0.26

Less Distributions to Shareholders:
From net investment income	(0.46)	(0.26)	—
From net realized gains	(0.34)	(0.07)	—

Total Distributions to Shareholders	(0.80)	(0.33)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$11.12	$11.68	$10.26
Total return (e)(f)	1.48%	17.09%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	0.50%	0.50%	0.50	%(j)
Waiver/Reimbursement	0.22%	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	4.17%	3.40%	(0.50	)%(j)
Portfolio turnover rate	3%	1%	—
Net assets, end of period (000’s)	$44	$12	$10

(a)	Class R shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended March 31,		Period Ended March 31, 2006 (a)
	2008	2007
Net Asset Value, Beginning of Period	$11.70	$10.26	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.59	0.33	—	(d)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(0.28)	1.48	0.26

Total from Investment Operations	0.31	1.81	0.26

Less Distributions to Shareholders:
From net investment income	(0.51)	(0.30)	—
From net realized gains	(0.34)	(0.07)	—

Total Distributions to Shareholders	(0.85)	(0.37)	—

Redemption Fees:
Redemption fees added to paid-in capital (b)(d)	—	—	—

Net Asset Value, End of Period	$11.16	$11.70	$10.26
Total return (e)(f)	2.03%	17.69%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	—	—	—
Waiver/Reimbursement	0.22%	0.59%	13.23	%(j)
Net investment income (c)(i)	4.83%	2.87%	—	%(j)(k)
Portfolio turnover rate	3%	1%	—
Net assets, end of period (000’s)	$89,568	$31,029	$316

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia Masters International Equity Portfolio

March 31, 2008

Note 1. Organization

Columbia Masters International Equity Portfolio (the “Portfolio”), a series of Columbia Funds Series Trust (the “Trust”), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Portfolio seeks capital appreciation. The Portfolio generally invests in Class Z shares of Columbia Multi-Advisor International Equity Fund and Columbia Acorn International (the ‘‘Underlying Funds’’). The Underlying Funds are advised by Columbia Management Advisors, LLC (“Columbia”) or its affiliates.

The financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio’s financial statements and are available at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares, and the Portfolio offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Portfolio’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Funds determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolio’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in

17

Columbia Masters International Equity Portfolio (continued)

March 31, 2008

accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

The Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown because this would involve future claims against the Portfolio. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distributions paid were identified and reclassified among the components of the Portfolio’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$185,812	$(185,812)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31, 2008	March 31, 2007
Distributions paid from:
Ordinary Income*	$8,889,478	$1,784,591
Long-Term Capital Gains	5,885,365	573,934

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$—	$13,037,752	$(22,439,567)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$1,260,170
Unrealized depreciation	(23,699,737)
Net unrealized depreciation	$(22,439,567)

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) effective on September 28, 2007. FIN 48 requires management to determine whether a tax position of the Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including

18

Columbia Masters International Equity Portfolio (continued)

March 31, 2008

resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Portfolio’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation from the Portfolio for its administrative services.

Pricing and Bookkeeping Fees

The Portfolio has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Portfolio. The Portfolio has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolio. Under the State Street Agreements, the Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Portfolio has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolio reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Portfolio also reimbursed Columbia for accounting oversight services, services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amount charged to the Portfolio by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $8,032.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2008, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolio. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with

19

Columbia Masters International Equity Portfolio (continued)

March 31, 2008

respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Portfolio’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statement of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $40.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolio’s shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts of $66,088 on sales of the Portfolio’s Class A shares and received net CDSC fees of $17,122 and $7,687 on Class B and Class C share redemptions, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Portfolio, a distribution plan for the Class R shares of the Portfolio and a combined distribution and shareholder servicing plan for Class A shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.50% annually of the average daily net assets attributable to Class R shares. Payments under the plans are charged as expenses directly to the applicable share class.

Fees Paid to Officers and Trustees

All officers of the Portfolio are employees of Columbia or its affiliates and, with the exception of the Portfolio’s Chief Compliance Officer, receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Portfolio’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in “Trustees’ fees” in the Statement of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” in the Statement of Assets and Liabilities.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive fees and reimburse the Portfolio for certain expenses through July 31, 2008, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, extraordinary expenses and expenses associated with the Portfolio’s investments in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio’s custodian, will not exceed 0.00% of the Portfolio’s average net assets. There is no guarantee that this expense limitation will continue after July 31, 2008.

Note 5. Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense a reductions on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses by $180 for the Portfolio.

20
Columbia Masters International Equity Portfolio (continued)

March 31, 2008

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities were $145,926,331 and $6,033,254, respectively.

Note 7. Redemption Fees

The Portfolio assesses a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of Portfolio shares. The redemption fees, which are retained by the Portfolio, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2008, the redemption fees for Class A, Class B, Class C, Class R and Class Z shares of the Portfolio amounted to $11,837, $882, $3,114, $3 and $7,138, respectively.

Note 8. Shares of Beneficial Interest

As of March 31, 2008 the Portfolio had two shareholders that collectively held 35.1% of the Portfolio’s shares outstanding, over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolio.

As of March 31, 2008 the Portfolio also had one shareholder that held 33.6% of the Portfolio’s shares outstanding over which BOA and/or its affiliates had investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Portfolio.

Note 9. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended March 31, 2008, the Portfolio did not borrow under these arrangements.

Note 10. Significant Risks and Contingencies

Risk Factors of the Portfolio and the Underlying Funds

Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and certain Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which a Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Portfolio’s management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

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Columbia Masters International Equity Portfolio (continued)

March 31, 2008

These transactions could also have tax consequences if sales of securities resulted in gains, and could also increase transaction costs. Columbia, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolio. Columbia may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolio and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds may also engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings

Columbia Masters International Equity Portfolio did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease- and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States

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Columbia Masters International Equity Portfolio (continued)

March 31, 2008

District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG SunAmerica Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters International Equity Portfolio (the “Portfolio”) (a series of Columbia Funds Series Trust) at March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

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Federal Income Tax Information (Unaudited) – Columbia Masters International Equity Portfolio

For the fiscal year ended March 31, 2008, the Portfolio designates long-term capital gains of $17,601,836.

For non-corporate shareholders 42.93% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

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Fund Governance – Columbia Masters International Equity Portfolio

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director– E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 67 portfolios; no other directorships held.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 67 portfolios; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Spectrum Brands, Inc. (consumer products); Director–Simmons Company (bedding); Director–The Finish Line (sportswear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; President, Retail Banking–IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 67 portfolios; no other directorships held.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer–ING Americas, from 1999 through April 2003; oversees 67 portfolios; Director–Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 67 portfolios; Director–MIT Investment Company (Endowment), 2004 through current; Trustee and Chairman–Research Foundation of CFA Institute, 2003 through current.

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Fund Governance – Columbia Masters International Equity Portfolio (continued)

Independent Trustees (continued)

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Anthony M. Santomero (Born 1946)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 67 portfolios; no other directorships held.

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation, Chairman–The Daniel-Mickel Foundation; oversees 67 portfolios; Board Member–Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance – Columbia Masters International Equity Portfolio (continued)

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

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Fund Governance – Columbia Masters International Equity Portfolio (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)

Director of Fund Administration since June, 2007; Vice President, Mutual Fund

Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund

Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for Columbia Masters International Equity Portfolio. The investment advisory agreement with CMA is referred to as the “Advisory Agreement.” The fund identified above is referred to as the “Portfolio.”

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board’s review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio’s Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Portfolio. The Board also considered CMA’s investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses

The Board considered the one-year performance results for the Portfolio. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to the Portfolio (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), as well as to the Portfolio’s benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio’s Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

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The Board received and considered statistical information regarding the Portfolio’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Portfolio’s Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked the Portfolio based on: (i) the Portfolio’s one-year performance compared to actual management fees; and (ii) the Portfolio’s one-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Portfolio to CMA for investment advisory services (the “Contractual Management Rate”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the “Actual Management Rate”). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to the NYAG Settlement. Additionally, the Board received and afforded specific attention to information comparing the Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Portfolio on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolio, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Portfolio were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA’s complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Portfolio shareholders, most particularly through fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolio. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and

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the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolio receives throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 19, 2007

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CFD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the ”Nations Funds” (the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1	CMA and CFD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management (“Marsico” or “MCM”) are well below their peers.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	The Nations equity Funds’ overall performance adjusted for risk was strong. The performance of 16 of the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.	The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.	Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.	Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees’ Fee and Performance Evaluation Process

10.	The Trustees’ evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale

34

economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.	An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.	An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA’s proposed restructuring of the money market Funds’ management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

15.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs of providing services to the Funds than did asset-based allocation.

16.	The materials that set out CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG’s expenses and profitability for each Fund.

17.	In 2006, CMG’s complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.	For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico’s status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico’s costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico’s profits would no longer be retained by a CMG affiliate.

19.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

35

III. Recommendations

1.	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

3.	Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a “Review Fund.”

5.	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.	Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.

Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund’s performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares.

36

Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund’s performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.	Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM’s largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM’s other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

37

4.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.	Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

8.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

*    *    *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Columbia Masters International Equity Portfolio

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters International Equity Portfolio.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website, www.columbiamanagement.com.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the portfolio. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

Columbia Masters

International Equity Portfolio

Annual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152738-0308 (05/08) 08/56052

Item 2. Code of Ethics.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twenty series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended March 31, 2008 also includes fees for three series that merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$521,700	$464,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$136,600	$84,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers and fund accounting and custody conversions.

During the fiscal years ended March 31, 2008 and March 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$106,000	$107,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2008 and March 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$0	$4,200

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2007, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$960,800	$849,100

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

                The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and

(iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2008 and March 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$1,203,400	$1,044,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)             Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 27, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	May 27, 2008